                                                      Pursuant to Rule 424(b)(5)
                                                               File No. 33-96378

PROSPECTUS SUPPLEMENT

(to Prospectus Dated February 23, 1998)

                          $1,516,147,000 (Approximate)

                          LB COMMERCIAL MORTGAGE TRUST

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-C1
                                ----------------

    The Series 1998-C1 Commercial Mortgage Pass-Through Certificates (the "Certificates") will consist of 18 classes (each, a "Class") of Certificates, including the eight Classes of Certificates offered hereby (collectively, the "Offered Certificates"). The Certificates, in the aggregate, will represent the entire undivided beneficial ownership interest in a trust fund (the "Trust Fund") to be established by Structured Asset Securities Corporation (the "Depositor"), that is expected to consist primarily of a segregated pool (the "Mortgage Pool") of 259 conventional monthly pay, commercial and multifamily, fixed rate mortgage loans (the "Mortgage Loans") having the characteristics described herein.

                                                        (CONTINUED ON NEXT PAGE)
                             ---------------------

    PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-29 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 25 OF THE PROSPECTUS.
                              -------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

 THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED
     THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS
                                   UNLAWFUL.

                           INITIAL           % OF                          ASSUMED FINAL
                         CERTIFICATE     INITIAL POOL     PASS-THROUGH      DISTRIBUTION         CUSIP          EXPECTED
        CLASS            BALANCE(1)       BALANCE(1)          RATE            DATE(2)             NO.           RATING(3)
CLASS A-1............   $ 267,810,000          15.50%           6.330%     NOVEMBER, 2004        501773AZ8       AAA/AAA
CLASS A-2............   $ 308,000,000          17.83%           6.400%      AUGUST, 2007         501773BA2       AAA/AAA
CLASS A-3............   $ 642,291,000          37.17%           6.480%     JANUARY, 2008         501773BB0       AAA/AAA
CLASS B..............   $  86,390,000           5.00%           6.590%     JANUARY, 2008         501773BC8       AA2/AA
CLASS C..............   $  86,390,000           5.00%           6.680%     FEBRUARY, 2008        501773BD6        A2/A
CLASS D..............   $  90,710,000           5.25%           6.980%      APRIL, 2012          501773BE4      BAA2/BBB
CLASS E..............   $  34,556,000           2.00%           7.000%     NOVEMBER, 2012        501773BF1      BAA3/BBB-
CLASS IO.............      N/A(4)           N/A(4)           N/A(4)        FEBRUARY, 2028        501773AY1       AAA/AAA

                                                        (FOOTNOTES ON NEXT PAGE)

    The Offered Certificates will be offered by Lehman Brothers Inc. (the "Underwriter") from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately $1,633,187,050, which includes accrued interest. See "Method of Distribution" herein.

    The Offered Certificates are offered by the Underwriter when, as and if issued and delivered to and accepted by the Underwriter, subject to prior sale and subject to the Underwriter's right to reject orders in whole or in part. It is expected that the Offered Certificates will be delivered to the Underwriter in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company on or about March 11, 1998.

                           -------------------------

                                LEHMAN BROTHERS

                       FIRST UNION CAPITAL MARKETS CORP.

            The date of this Prospectus Supplement is March 9, 1998.

(FOOTNOTES FROM TABLE ON PRIOR PAGE)

(1) Subject to a permitted variance of plus or minus 5%.

(2) The Assumed Final Distribution Date is defined (and has been determined on the basis of the assumptions set forth) under "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" herein. The "Rated Final Distribution Date" is the Distribution Date in February, 2030, which is the first Distribution Date that follows the second anniversary of the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest remaining amortization term. See "Description of the Certificates-- Assumed Final Distribution Date; Rated Final Distribution Date" and "Ratings" herein.

(3) By each of Moody's Investors Service, Inc. and Duff & Phelps Credit Rating
    Co.

(4) The Class IO Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal; however, such Certificates will entitle the holders thereof to receive payments of the aggregate interest accrued from time to time on the respective notional amounts of the Class IO Components, as described herein. The aggregate of such notional amounts will initially equal approximately $1,727,817,629. See "Description of the Certificates--Certificate Balances and Notional Amounts", "--Pass-Through Rates" and "--Distributions" herein.

------------------------

(COVER CONTINUED)

    On or before the date the Certificates are issued, the Depositor will acquire the Mortgage Loans from an affiliate thereof and will transfer the Mortgage Loans, without recourse, to LaSalle National Bank, as trustee of the Trust Fund (the "Trustee"), in exchange for the Certificates. As of February 1, 1998 (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of approximately $1,727,817,629, after application of all payments of principal due on or before such date, whether or not received. GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), directly or through one or more subservicers, will service the Mortgage Loans. The Offered Certificates bear the class designations and have the characteristics set forth in the table on the preceding page. Simultaneously with the issuance of the Offered Certificates, the Private Certificates (as defined herein) will be issued. Only the Offered Certificates are offered hereby.

    As and to the extent described herein, the Private Certificates will be subordinate to the Offered Certificates; the Class B, Class C, Class D and Class E Certificates will be subordinate to the Class A-1, Class A-2, Class A-3 and Class IO Certificates; the Class C, Class D and Class E Certificates will be subordinate to the Class B Certificates; the Class D and Class E Certificates will be subordinate to the Class C Certificates; and the Class E Certificates will be subordinate to the Class D Certificates. Distributions of interest on and principal of the Certificates will be made, to the extent of available funds, on the 18th day of each month or, if any such 18th day is not a business day, then on the next succeeding business day, commencing in March 1998 (each, a "Distribution Date"). As described herein, distributions allocable to interest in respect of each Class of Offered Certificates (other than the Class IO Certificates) will be made on each Distribution Date based on the pass-through rate (the "Pass-Through Rate") applicable to such Class and the principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Class IO Certificates will have fourteen components (collectively, the "Class IO Components"), each with a designation and a notional amount that corresponds with the designation and Certificate Balance of a Class of Sequential Pay Certificates (as defined herein). As described herein, distributions allocable to interest in respect of the Class IO Certificates will be made on each Distribution Date in an amount equal to the aggregate amount of interest which has accrued on the notional amount of each of the Class IO Components. Interest will accrue on the notional amount of each Class IO Component based on the Pass-Through Rate of such Class IO Component. The Pass-Through Rate applicable to each Class IO Component will be equal to the Weighted Average Net Mortgage Rate (as defined herein) minus the Pass-Through Rate applicable to the corresponding Class of Sequential Pay Certificates. As described herein, distributions allocable to principal of the Offered Certificates will be made sequentially to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates, in that order, until the respective Classes of Certificates are retired. The Class IO Certificates will not have a Certificate Balance, nor will they entitle the holders thereof to distributions of principal. The holders of the Certificates may also receive portions of any Prepayment Premiums and Yield Maintenance Charges (each as defined herein) to the extent described herein. The holders of Sequential Pay Certificates will also be entitled to receive, PRO RATA (based on their respective initial Certificate Balances), any Additional Interest (as defined herein) collected on the ARD Loans (as defined herein), net of any Workout Fees and Liquidation Fees (each as defined herein) payable therefrom. There is no assurance that any Additional Interest will be collected on the ARD Loans. See "Description of the Certificates--Distributions" herein.

    The yield to maturity on each Class of Offered Certificates will depend on, among other things, the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. THE YIELD TO MATURITY ON THE CLASS IO CERTIFICATES WILL BE HIGHLY SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL

PAYMENTS (INCLUDING BY REASON OF PREPAYMENTS, DEFAULTS AND LIQUIDATIONS) ON THE MORTGAGE LOANS AND INVESTORS IN THE CLASS IO CERTIFICATES SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PREPAYMENT OF THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOUP THEIR INITIAL INVESTMENTS. The allocation to any Class of Offered Certificates of any Prepayment Premium or Yield Maintenance Charge may be insufficient to offset fully the adverse effects on the anticipated yield to maturity resulting from the corresponding principal prepayment. Any delay in collection of a Balloon Payment (as defined herein) due at the maturity of a Mortgage Loan will likely extend the weighted average life of the Class or Classes of Offered Certificates entitled to distributions in respect of principal as of the date such Balloon Payment was due. See "Description of the Certificates--Certificate Balances and Notional Amounts" and "--Distributions," "Yield and Maturity Considerations" and "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein, and "Yield and Prepayment Considerations" and "Risk Factors--Yield and Prepayment Considerations" in the Prospectus.

    As described herein, three separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund for federal income tax purposes (the REMICs formed thereby, "REMIC I", "REMIC II" and "REMIC III", respectively). The Offered Certificates will evidence "regular interests" in the related REMIC. See "Certain Federal Income Tax Consequences" herein and "Federal Income Tax Considerations" in the Prospectus.

    There is currently no secondary market for the Offered Certificates. The Underwriter currently intends to make a secondary market in the Offered Certificates, but has no obligation to do so. See "Risk Factors--The Certificates-- Limited Liquidity" herein.
                             ---------------------

    PROCEEDS OF THE ASSETS IN THE TRUST FUND WILL BE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE UNDERWRITER, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS WILL BE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

    THE PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS SUPPLEMENT CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL TO OBTAIN MATERIAL INFORMATION CONCERNING THE OFFERED CERTIFICATES. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED A COPY OF BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT.

    THROUGH AND INCLUDING JUNE 9, 1998, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------
SUMMARY OF PROSPECTUS SUPPLEMENT..........................................................................        S-6

RISK FACTORS..............................................................................................       S-29
  The Certificates........................................................................................       S-29
  The Mortgage Loans......................................................................................       S-31

DESCRIPTION OF THE MORTGAGE POOL..........................................................................       S-38
  General.................................................................................................       S-38
  Mortgage Loan History...................................................................................       S-39
  Certain Terms and Conditions of the Mortgage Loans......................................................       S-39
  Assessments of Property Condition.......................................................................       S-41
  Additional Mortgage Loan Information....................................................................       S-42
  The Mortgage Loan Seller................................................................................       S-57
  Assignment of the Mortgage Loans; Repurchases...........................................................       S-57
  Representations and Warranties; Repurchases.............................................................       S-58
  Changes in Mortgage Pool Characteristics................................................................       S-60

SERVICING OF THE MORTGAGE LOANS...........................................................................       S-61
  General.................................................................................................       S-61
  The Master Servicer and the Special Servicer............................................................       S-62
  Servicing and Other Compensation and Payment of Expenses................................................       S-63
  Modifications, Waivers and Amendments...................................................................       S-65
  Custodial Account.......................................................................................       S-66
  The Controlling Class Representative....................................................................       S-69
  Realization Upon Defaulted Mortgage Loans; Sale of Defaulted
    Mortgage Loans and REO Properties.....................................................................       S-70
  REO Properties..........................................................................................       S-72
  Replacement of the Special Servicer.....................................................................       S-73
  Inspections; Collection of Operating Information........................................................       S-74
  Due-on-Sale and Due-on-Encumbrance Provisions...........................................................       S-74
  Maintenance of Insurance................................................................................       S-75
  Evidence as to Compliance...............................................................................       S-75
  Certain Matters Regarding the Depositor, the Master Servicer and the Special Servicer...................       S-76
  Events of Default.......................................................................................       S-77
  Rights Upon Event of Default............................................................................       S-78

DESCRIPTION OF THE CERTIFICATES...........................................................................       S-79
  General.................................................................................................       S-79
  Registration and Denominations..........................................................................       S-79
  Certificate Balances and Notional Amounts...............................................................       S-80
  Pass-Through Rates......................................................................................       S-81
  Collection Account......................................................................................       S-81
  Distributions...........................................................................................       S-82
  Subordination; Allocation of Losses and Certain Expenses................................................       S-89
  P&I Advances............................................................................................       S-92
  Appraisal Reductions....................................................................................       S-93
  Reports to Certificateholders; Available Information....................................................       S-94
  Assumed Final Distribution Date; Rated Final Distribution Date..........................................       S-99
  Voting Rights...........................................................................................      S-100

                                                                                                              PAGE
                                                                                                            ---------
  Termination.............................................................................................      S-100
  The Trustee.............................................................................................      S-101
  The Fiscal Agent........................................................................................      S-101

YIELD AND MATURITY CONSIDERATIONS.........................................................................      S-102
  Yield Considerations....................................................................................      S-102
  Price/Yield Tables......................................................................................      S-105
  Weighted Average Life...................................................................................      S-107

USE OF PROCEEDS...........................................................................................      S-111

CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................................................      S-111
  General.................................................................................................      S-111
  Discount and Premium; Prepayment Premiums and Yield Maintenance Charges; Additional Interest............      S-111
  Characterization of Investments in Offered Certificates.................................................      S-112
  Possible Taxes on Income from Foreclosure Property and Other Taxes......................................      S-113
  Reporting and other Administrative Matters..............................................................      S-114

ERISA CONSIDERATIONS......................................................................................      S-114

LEGAL INVESTMENT..........................................................................................      S-117

METHOD OF DISTRIBUTION....................................................................................      S-118

LEGAL MATTERS.............................................................................................      S-119

RATINGS...................................................................................................      S-119

INDEX OF PRINCIPAL DEFINITIONS............................................................................      S-120

ANNEX A--CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS....................................................        A-1
ANNEX B--TERM SHEET.......................................................................................        B-1
ANNEX C--FORM OF DISTRIBUTION DATE STATEMENT..............................................................        C-1
ANNEX D--FORM OF DELINQUENT LOAN STATUS REPORT............................................................        D-1
ANNEX E--FORM OF HISTORICAL LOAN MODIFICATION REPORT......................................................        E-1
ANNEX F--FORM OF HISTORICAL LOSS ESTIMATE REPORT..........................................................        F-1
ANNEX G--FORM OF REO STATUS REPORT........................................................................        G-1
ANNEX H--FORM OF WATCH LIST REPORT........................................................................        H-1
ANNEX I--FORM OF OPERATING STATEMENT ANALYSIS.............................................................        I-1
ANNEX J--FORM OF NOI ADJUSTMENT WORKSHEET.................................................................        J-1
ANNEX K--FORM OF COMPARATIVE FINANCIAL STATUS REPORT......................................................        K-1

                        SUMMARY OF PROSPECTUS SUPPLEMENT

    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY MAY BE DEFINED ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT OR IN THE PROSPECTUS. AN "INDEX OF PRINCIPAL DEFINITIONS" IS INCLUDED AT THE END OF THIS PROSPECTUS SUPPLEMENT AND A "GLOSSARY" IS INCLUDED AT THE END OF THE PROSPECTUS. TERMS THAT ARE USED BUT NOT DEFINED IN THIS PROSPECTUS SUPPLEMENT HAVE THE MEANINGS SPECIFIED IN THE PROSPECTUS. ALL NUMERICAL INFORMATION PROVIDED HEREIN WITH RESPECT TO THE MORTGAGE LOANS IS PROVIDED ON AN APPROXIMATE BASIS.

                               INITIAL       PERCENT OF                                                      WEIGHTED
              MOODY'S/DCR    CERTIFICATE    INITIAL POOL     CREDIT                          PASS-THROUGH  AVERAGE LIFE
CLASS           RATING        BALANCE(1)     BALANCE(1)    SUPPORT (2)      DESCRIPTION          RATE       (YEARS)(3)
-----------  -------------  --------------  -------------  -----------  -------------------  ------------  -------------
Class A-1          Aaa/AAA  $  267,810,000        15.50%       29.50%          Fixed Coupon        6.330%        4.422
Class A-2          Aaa/AAA  $  308,000,000        17.83%       29.50%          Fixed Coupon        6.400%        7.753
Class A-3          Aaa/AAA  $  642,291,000        37.17%       29.50%          Fixed Coupon        6.480%        9.702
Class B             Aa2/AA  $   86,390,000         5.00%       24.50%          Fixed Coupon        6.590%        9.853
Class C               A2/A  $   86,390,000         5.00%       19.50%          Fixed Coupon        6.680%        9.860
Class D           Baa2/BBB  $   90,710,000         5.25%       14.25%          Fixed Coupon        6.980%       11.881
Class E          Baa3/BBB-  $   34,556,000         2.00%       12.25%          Fixed Coupon        7.000%       14.482
Class IO           Aaa/AAA           N/A(4)           N/A         N/A     Variable IO Strip           (5)          N/A
Class F                (6)  $   51,834,000         3.00%        9.25%          Fixed Coupon        6.300%       14.765
Class G                (6)  $   34,556,000         2.00%        7.25%          Fixed Coupon        6.300%       14.853
Class H                (6)  $   17,278,000         1.00%        6.25%          Fixed Coupon        6.300%       14.853
Class J                (6)  $   43,195,000         2.50%        3.75%          Fixed Coupon        6.300%       15.301
Class K                (6)  $   17,278,000         1.00%        2.75%          Fixed Coupon        6.300%       17.714
Class L                (6)  $   17,278,000         1.00%        1.75%          Fixed Coupon        6.300%       19.221
Class M                (6)  $   30,251,629         1.75%       --              Fixed Coupon        6.300%       23.321

               CASH FLOW
             OR PRINCIPAL
CLASS          WINDOW(3)
-----------  -------------
Class A-1    03/98-11/04
Class A-2    11/04-08/07
Class A-3    08/07-01/08
Class B      01/08-01/08
Class C      01/08-02/08
Class D      02/08-04/12
Class E      04/12-11/12
Class IO     03/98-02/28
Class F      11/12-01/13
Class G      01/13-01/13
Class H      01/13-01/13
Class J      01/13-01/15
Class K      01/15-09/16
Class L      09/16-11/17
Class M      11/17-02/28

------------------------

(1) Subject to a permitted variance of plus or minus 5.0%.

(2) Represents initial aggregate Certificate Balance of all Classes of Sequential Pay Certificates that are subordinate to the indicated Class (expressed as a percentage of the Initial Pool Balance).

(3) Based on 0% CPR (except for the ARD Loans (as defined herein), which are assumed to pay in full on their respective Anticipated Repayment Dates (also as defined herein)) and the other assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" herein.

(4) The Class IO Certificates will not have a specified Certificate Balance nor will they entitle the holders thereof to receive distributions of principal. See "--Description of the Certificates--Certificate Balances and Notional Amounts" herein.

(5) Holders of the Class IO Certificates will be entitled to receive distributions of interest in an amount equal to the aggregate interest accrued on the notional amount of each of the Class IO Components, as described herein. The Pass-Through Rate for each Class IO Component is variable and, in general, equals the Weighted Average Net Mortgage Rate (as defined herein) from time to time minus the Pass-Through Rate for the corresponding Class of Sequential Pay Certificates. See "--Description of the Certificates--Pass-Through Rates" herein.

(6) Not offered hereby. Accordingly, any information herein regarding the terms of such Class of Certificates is provided solely because of its potential relevance to a prospective purchaser of an Offered Certificate.

TITLE OF CERTIFICATES..............  LB Commercial Mortgage Trust, Commercial Mortgage
                                     Pass- Through Certificates, Series 1998-C1 (the
                                     "Certificates"), to be issued in 18 classes (each, a
                                     "Class") to be designated as: (i) the Class A-1, Class
                                     A-2 and Class A-3 Certificates (collectively the
                                     "Class A Certificates"); (ii) the Class B, Class C,
                                     Class D, Class E, Class F, Class G, Class H, Class J,
                                     Class K, Class L and Class M Certificates
                                     (collectively with the Class A Certificates, the
                                     "Sequential Pay Certificates"); (iii) the Class IO
                                     Certificates (collectively with the Sequential Pay
                                     Certificates, the "Regular Interest Certificates");
                                     and (iv) the Class R-I, Class R-II and Class R-III
                                     Certificates (collectively, the "Residual Interest
                                     Certificates"). Only the Class A-1, Class A-2, Class
                                     A-3, Class B, Class C, Class D, Class E and Class IO
                                     Certificates (collectively, the "Offered
                                     Certificates") are offered hereby. The Class F, Class
                                     G, Class H, Class J, Class K, Class L, Class M and
                                     Residual Interest Certificates (collectively, the
                                     "Private Certificates") have not been registered under
                                     the Securities Act of 1933, as amended (the
                                     "Securities Act"), and are not offered hereby. The
                                     table on the preceding page sets forth the indicated
                                     characteristics of the Certificates.

DEPOSITOR..........................  Structured Asset Securities Corporation, a Delaware
                                     corporation. The Depositor is a wholly owned
                                     subsidiary of Lehman Commercial Paper Inc., which, in
                                     turn, is a wholly owned subsidiary of the Underwriter.
                                     Neither the Depositor nor any of its affiliates has
                                     insured or guaranteed the Offered Certificates. See
                                     "The Issuer" in the Prospectus.

MASTER SERVICER AND SPECIAL
  SERVICER.........................  GMAC Commercial Mortgage Corporation ("GMACCM"), a
                                     California corporation. In its capacity as Master
                                     Servicer, GMACCM will be responsible for the servicing
                                     of all the Mortgage Loans that, in general, are not in
                                     default or in imminent danger thereof, and in its
                                     capacity as Special Servicer, will be responsible for
                                     performing certain servicing functions with respect to
                                     the Mortgage Loans that, in general, are in default or
                                     as to which default is imminent, for administering any
                                     REO Property (as defined herein). The Controlling
                                     Class (as defined herein) of Sequential Pay
                                     Certificates will have the right, subject to certain
                                     conditions described herein, to replace the Special
                                     Servicer and to select a representative (the "Con-
                                     trolling Class Representative") from whom the Special
                                     Servicer will seek advice and approval and take
                                     direction under certain circumstances, as described
                                     herein. See "Servicing of the Mortgage Loans--The
                                     Master Servicer and the Special Servicer", "--The
                                     Controlling Class Representative" and "--Servicing and
                                     Other Compensation and Payment of Expenses" herein.

TRUSTEE............................  LaSalle National Bank, a nationally chartered bank and a wholly owned subsidiary of the Fiscal Agent.

FISCAL AGENT.......................  ABN AMRO Bank N.V., a Netherlands banking corporation and the corporate parent of the Trustee.

MORTGAGE LOAN SELLER...............  An affiliate of the Underwriter and the Depositor. See
                                     "Description of the Mortgage Pool--The Mortgage Loan
                                     Seller" herein.

CUT-OFF DATE.......................  February 1, 1998.

CLOSING DATE.......................  On or about March 11, 1998.

RECORD DATE........................  With respect to any Distribution Date other than the initial Distribution Date, the last business day of
                                     the month immediately preceding the month in which
                                     such Distribution Date occurs, and with respect to the
                                     initial Distribution Date, the Closing Date.

DETERMINATION DATE.................  The 10th day of each month, or if such 10th day is not a business day, the next preceding business day.

DISTRIBUTION DATE..................  The 18th day of each month, or if such 18th day is not a business day, the next succeeding business day,
                                     commencing in March, 1998.

COLLECTION PERIOD..................  With respect to any Distribution Date, the period commencing on the day immediately following the
                                     Determination Date in the calendar month preceding the
                                     month in which such Distribution Date occurs (or, in
                                     the case of the initial Distribution Date, commencing
                                     immediately following the Cut-off Date) and ending on
                                     and including the Determination Date in the calendar
                                     month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD............  With respect to each Distribution Date, the calendar month immediately preceding the month in which such
                                     Distribution Date occurs.

REGISTRATION OF THE OFFERED
  CERTIFICATES.....................  The Offered Certificates of each Class will initially be represented by one or more global Certificates
                                     registered in the name of Cede & Co., as nominee of
                                     The Depository Trust Company ("DTC"). No person
                                     acquiring an interest in any Offered Certificate (any
                                     such person, a "Certificate Owner") will be entitled
                                     to receive such Certificate in fully registered,
                                     certificated form (a "Definitive Offered
                                     Certificate"), except under the limited circumstances
                                     described under "Description of the
                                     Certificates--Registration and Denominations" herein
                                     and "Description of the Securities--Book-Entry
                                     Registration" in the Prospectus. Instead, DTC will
                                     effect payments and transfers in respect of the
                                     Offered Certificates by means of its electronic
                                     recordkeeping services, acting through certain par-
                                     ticipating organizations ("Participants"). This may
                                     result in certain delays in receipt of payments by an
                                     investor and may restrict an investor's ability to
                                     pledge its Certificates. Unless and until Definitive
                                     Offered Certificates of any Class are issued to the
                                     related Certificate Owners, all references herein to
                                     the rights of holders of such Class of Offered
                                     Certificates are to the rights of those Certificate
                                     Owners as such rights may be

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
                                     exercised through DTC and its participants, except as
                                     otherwise specified herein.

DENOMINATIONS......................  The Offered Certificates of each Class will be issued, maintained and transferred on the book-entry records
                                     of DTC and its Participants in denominations of
                                     $10,000 actual principal amount (or $100,000 notional
                                     amount with respect to the Class IO Certificates), and
                                     in integral multiples of $1 in excess thereof.

THE MORTGAGE POOL..................  The Mortgage Pool will consist of 259 conventional, monthly pay Mortgage Loans. The Mortgage Loans have an
                                     aggregate Cut-off Date Balance of $1,727,817,629 (the
                                     "Initial Pool Balance"), subject to a variance of plus
                                     or minus 5.0%. The "Cut-off Date Balance" of each
                                     Mortgage Loan will equal the unpaid principal balance
                                     thereof as of the Cut-off Date, after reduction for
                                     all payments of principal due on or before such date,
                                     whether or not received. For purposes of the numerical
                                     information provided herein, each of the Mortgage
                                     Loans is deemed to be secured by one Mortgaged
                                     Property, whether or not such Mortgaged Property is
                                     comprised of more than one parcel.

                                     Generally, all of the Mortgage Loans are non-recourse
                                     obligations of the related borrowers. No Mortgage Loan
                                     will be insured or guaranteed by any governmental
                                     entity or private insurer.

                                     Each of the Mortgage Loans is secured by a first
                                     mortgage lien on the related borrower's fee simple
                                     estate (or, with respect to 12 Mortgage Loans,
                                     representing 4.4% of the Initial Pool Balance, on the
                                     related borrower's leasehold estate) in income
                                     producing real property (each, a "Mortgaged
                                     Property").

                                     Set forth below are the number of Mortgage Loans, and
                                     the approximate percentage of the Initial Pool Balance
                                     represented by such Mortgage Loans, that are secured
                                     by Mortgaged Properties operated for each indicated
                                     purpose:

                                              NUMBER OF     PERCENTAGE OF
                                              MORTGAGE      INITIAL POOL
PROPERTY TYPE                                   LOANS          BALANCE
------------------------------------------  -------------  ---------------
Retail....................................          103            46.0%
Multifamily...............................           74            24.6%
Office....................................           49            15.0%
Hospitality...............................            9             6.5%
Industrial/Warehouse......................           16             5.7%
Health Care...............................            3             1.3%
Self Storage..............................            3             0.6%
Mobile Home Park..........................            1             0.2%
Parking Garage............................            1             0.1%

                                     The Mortgaged Properties are located throughout 36
                                     states. Set forth below are the number of Mortgage
                                     Loans, and the

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
                                     approximate percentage of the Initial Pool Balance
                                     represented by such Mortgage Loans, that are secured
                                     by Mortgage Properties located in the states with
                                     concentrations of Mortgage Loans above 5.0% (based on
                                     Cut-off Date Balance):

                                     NUMBER OF   PERCENTAGE OF
                                     MORTGAGE    INITIAL POOL
STATE                                  LOANS        BALANCE
-----------------------------------  ---------   -------------
Florida............................      31           9.7%
Texas..............................      36           9.6%
New York...........................      19           8.7%
California.........................      21           8.2%
Maryland...........................       7           5.9%
Pennsylvania.......................       9           5.9%

                                     All of the Mortgage Loans bear interest at annualized
                                     rates ("Mortgage Rates") that will remain fixed for
                                     their respective remaining loan terms, except that, as
                                     described below, the ARD Loans will accrue interest
                                     after their respective Anticipated Repayment Dates at
                                     a rate that is generally equal to the greater of (i)
                                     two or more percentage points higher than their
                                     respective Mortgage Rates and (ii) two or more
                                     percentage points higher than the then current
                                     applicable treasury rate. As used herein, the term
                                     "Mortgage Rate" does not include the incremental
                                     increase in the rate at which interest may accrue on
                                     any ARD Loan after such date. No Mortgage Loan permits
                                     negative amortization or (except for the ARD Loans)
                                     the deferral of accrued interest. Scheduled payments
                                     of principal and/or interest on the Mortgage Loans
                                     ("Monthly Payments") are due monthly on the first day
                                     of each month. See "Description of the Mortgage
                                     Pool--Certain Terms and Conditions of the Mortgage
                                     Loans--Due Dates" and "--Mortgage Rates; Calculations
                                     of Interest" herein.

                                     One hundred seventy-five (175) of the Mortgage Loans
                                     (the "Balloon Loans"), representing 61.3% of the
                                     Initial Pool Balance, provide for Monthly Payments
                                     based on amortization schedules significantly longer
                                     than their respective remaining terms to maturity. As
                                     a result, such Mortgage Loans will have substantial
                                     principal amounts due and payable (each such amount,
                                     together with the corresponding payment of interest, a
                                     "Balloon Payment") on their respective scheduled
                                     maturity dates, unless prepaid prior thereto.
                                     Sixty-one (61) of the Mortgage Loans, representing
                                     30.9% of the Initial Pool Balance, are ARD Loans, as
                                     described herein. See "Description of the Mortgage
                                     Pool--Certain Terms and Conditions of the Mortgage
                                     Loans--Hyperamortization" and "--Amortization of
                                     Principal" herein. The remaining 23 Mortgage Loans,
                                     representing 7.8% of the Initial Pool Balance, are
                                     self-amortizing. See "Risk Factors--The Mortgage
                                     Loans--Balloon Payments and Anticipated Repayment
                                     Dates" herein.

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
                                     An "ARD Loan" is a Mortgage Loan that provides that if
                                     it is not paid in full as of a date specified in the
                                     related Mortgage Note (the "Anticipated Repayment
                                     Date"), then (i) interest will accrue thereon at a per
                                     annum rate (the "Revised Rate") that is in excess of
                                     the related Mortgage Rate and (ii) the related
                                     borrower will be required to make payments thereon
                                     each month in an amount that is equal to the greater
                                     of the Monthly Payment and certain net cash flow
                                     generated by the related Mortgaged Property. If the
                                     net cash flow referred to in clause (ii) of the
                                     preceding sentence exceeds the Monthly Payment, the
                                     excess would be applied to repay the particular ARD
                                     Loan.

                                     In general, an ARD Loan will permit the related
                                     borrower to prepay the related Mortgage Loan without
                                     payment of a Prepayment Premium or a Yield Maintenance
                                     Charge beginning three to six months prior to the
                                     related Anticipated Repayment Date. The Anticipated
                                     Repayment Date for any such ARD Loan is set forth in
                                     Annex A. The interest accrued at the excess of the
                                     related Revised Rate over the related Mortgage Rate
                                     (such interest, the "Additional Interest"; and such
                                     difference in rates, the "Additional Interest Rate")
                                     will be deferred until the principal of such Mortgage
                                     Loan is paid in full and, in some cases, may itself
                                     accrue interest at the Revised Rate. All of the ARD
                                     Loans for which a Lockbox Account (as defined herein)
                                     has not been established on or before the Closing Date
                                     provide that a Lockbox Account must be established on
                                     or prior to the applicable Anticipated Repayment Date.
                                     See "Description of the Mortgage Pool--Certain Terms
                                     and Conditions of the Mortgage Loans--ARD Loans"
                                     herein.

                                     As of the Cut-off Date, all of the Mortgage Loans
                                     restrict or prohibit voluntary principal prepayments
                                     in one of the following ways: (i) 258 Mortgage Loans,
                                     representing 98.9% of the Initial Pool Balance,
                                     currently prohibit voluntary prepayments of principal
                                     for a period (a "Lockout Period") ending on a date
                                     specified in the related Mortgage Note (as defined
                                     herein) and, in general, thereafter impose a Yield
                                     Maintenance Charge and/or Prepayment Premium (each as
                                     defined herein) for most of their respective remaining
                                     terms to maturity and, in some cases, with respect to
                                     Defeasance Loans (as defined below), require the
                                     pledging of Defeasance Collateral (also as defined
                                     below); and (ii) one Mortgage Loan, representing 1.1%
                                     of the Initial Pool Balance, currently permits
                                     voluntary principal prepayments provided that the
                                     prepayment is accompanied by a Yield Maintenance
                                     Charge or by a Prepayment Premium for most of their
                                     respective remaining terms to maturity. With respect
                                     to the 69 Mortgage Loans which impose Yield Mainte-
                                     nance Charges (whether currently or following a
                                     Lockout Period), 68 of such Mortgage Loans
                                     (representing 22.2% of the Initial Pool Balance)
                                     provide for the calculation of the Yield


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
                                     Maintenance Charge using a discount rate equal to the
                                     applicable Treasury Rate (as set forth in the related
                                     Mortgage Note), and one of such Mortgage Loans
                                     (representing 0.7% of the Initial Pool Balance)
                                     provides for the calculation of the Yield Maintenance
                                     Charge using a discount rate equal to the applicable
                                     Treasury Rate plus 0.35%. See "Description of the
                                     Mortgage Pool--Certain Terms and Conditions of the
                                     Mortgage Loans--Prepayment Provisions" and
                                     "--Additional Mortgage Loan Information" herein. The
                                     ability of the Master Servicer or the Special Servicer
                                     to waive or modify the terms of any Mortgage Loan
                                     relating to the payment of a Prepayment Premium or
                                     Yield Maintenance Charge is limited as described
                                     herein. See "Servicing of the Mortgage
                                     Loans--Modifications, Waivers and Amendments" herein.
                                     Neither the Depositor nor the Underwriter makes any
                                     representation as to the enforceability of the
                                     provision of any Mortgage Note requiring the payment
                                     of a Prepayment Premium or Yield Maintenance Charge,
                                     or of the collectability of any Prepayment Premium or
                                     Yield Maintenance Charge.

                                     One hundred seventy-eight (178) of the Mortgage Loans
                                     (the "Defeasance Loans"), representing 71.7% of the
                                     Initial Pool Balance, provide that the holder of the
                                     Mortgage, following notice from the borrower that the
                                     borrower intends to prepay the Mortgage Loan as
                                     permitted by the related Mortgage Note, may require
                                     the borrower, in lieu of prepayment, to pledge to such
                                     holder "Defeasance Collateral" and thereupon obtain a
                                     release of the Mortgaged Property from the lien of the
                                     related Mortgage. In general, "Defeasance Collateral"
                                     is required to consist of direct, non-callable United
                                     States Treasury obligations that provide for payments
                                     prior, but as close as possible, to all successive Due
                                     Dates (including the scheduled maturity date), with
                                     each such payment being equal to or greater than (with
                                     any excess to be returned to the borrower) than the
                                     Monthly Payment (including, in the case of the sched-
                                     uled maturity date, any Balloon Payment), due on such
                                     date. The Pooling and Servicing Agreement will require
                                     the Master Servicer or the Special Servicer to require
                                     each borrower under a Defeasance Loan that proposes to
                                     prepay its Mortgage Loan to pledge instead Defeasance
                                     Collateral, but in each case subject to certain
                                     conditions, including confirmation from each Rating
                                     Agency that acceptance of a pledge of the Defeasance
                                     Collateral in lieu of a full prepayment will not
                                     result in a qualification, downgrade or withdrawal of
                                     the rating then assigned by it to any Class of
                                     Certificates.

                                     All of the Mortgage Loans were originated in 1997 or
                                     1998.

                                     Set forth below is certain information regarding the
                                     Mortgage Loans and the Mortgaged Properties as of the
                                     Cut-off Date (all weighted averages set forth below
                                     are based on the Cut-off

                                     Date Balances of the respective Mortgage Loans). Such
                                     information is more fully described, and additional
                                     information regarding the Mortgage Loans and the
                                     Mortgaged Properties is set forth, in the tables under
                                     "Description of the Mortgage Pool--Additional Mortgage
                                     Loan Information" herein and in Annex A hereto:

Minimum Cut-off Date Balance..............    $613,738
Maximum Cut-off Date Balance..............  $62,467,513
Average Cut-off Date Balance..............  $6,671,111
Minimum Mortgage Rate.....................      6.970%
Maximum Mortgage Rate.....................      9.170%
Weighted Average Mortgage Rate............      7.603%
Minimum Remaining Term to Maturity
  (months)................................          58
Maximum Remaining Term to Maturity
  (months)................................         360
Weighted Average Remaining Term to Matur-
  ity (months)............................         131
Minimum Remaining Amortization Term
  (months)................................         189
Maximum Remaining Amortization Term
  (months)................................         360
Weighted Average Remaining Amortization
  Term (months)...........................         338
Minimum Cut-off Date DSC Ratio............       1.19x
Maximum Cut-off Date DSC Ratio............       2.13x
Weighted Average Cut-off Date DSC Ratio...       1.35x
Minimum Cut-off Date LTV Ratio............       28.0%
Maximum Cut-off Date LTV Ratio............       80.0%
Weighted Average Cut-off Date LTV Ratio...       73.0%
Minimum Maturity Date LTV Ratio(1)........        8.9%
Maximum Maturity Date LTV Ratio(1)........       75.2%
Weighted Average Maturity Date LTV
  Ratio(1)................................       62.2%

                  --------------------------------------------------------------

                                      (1) Applies only to Balloon Loans.

                                     The Mortgage Loans will be acquired by the Depositor
                                     from the Mortgage Loan Seller, which either originated
                                     each such Mortgage Loan or acquired it in connection
                                     with its commercial and multifamily mortgage loan
                                     conduit program. See "Description of the Mortgage
                                     Pool" herein.

                                     On or prior to the Closing Date, the Depositor will
                                     cause the Mortgage Loan Seller to assign the Mortgage
                                     Loans, without recourse (except as set forth in the
                                     next sentence), to the Trustee for the benefit of the
                                     holders of the Certificates (the
                                     "Certificateholders"). In connection with such
                                     assignment, the Mortgage Loan Seller will make certain
                                     representations and warranties regarding the
                                     characteristics of its Mortgage Loans

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
                                     and, as more particularly described herein, will agree
                                     to cure any material breach thereof or, in the absence
                                     of such a cure, to repurchase the affected Mortgage
                                     Loan. See "Description of the Mortgage
                                     Pool--Representations and Warranties; Repurchases"
                                     herein.

DESCRIPTION OF THE CERTIFICATES....  The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of February 1,
                                     1998, among the Depositor, the Master Servicer, the
                                     Special Servicer, the Trustee and the Fiscal Agent
                                     (the "Pooling and Servicing Agreement"), and will
                                     represent in the aggregate the entire beneficial
                                     ownership interest in a trust fund (the "Trust Fund")
                                     consisting of the Mortgage Pool and certain related
                                     assets. For purposes of the Prospectus, the Pooling
                                     and Servicing Agreement constitutes, collectively, a
                                     "Trust Agreement", a "Master Servicing Agreement" and
                                     a "Special Servicing Agreement".

A. CERTIFICATE BALANCES AND
  NOTIONAL AMOUNTS.................  Upon initial issuance, and in each case subject to a permitted variance of plus or minus 5.0%, the
                                     respective Classes of Sequential Pay Certificates will
                                     have the Certificate Balances set forth in the table
                                     at the beginning of this Summary.

                                     The "Certificate Balance" of any Class of Sequential
                                     Pay Certificates outstanding at any time represents
                                     the maximum amount that the holders thereof are
                                     entitled to receive as distributions allocable to
                                     principal from the cash flow on the Mortgage Loans and
                                     other assets in the Trust Fund. As more particularly
                                     described herein, the Certificate Balance of a Class
                                     of Sequential Pay Certificates will be permanently
                                     reduced on each Distribution Date by any distributions
                                     of principal actually made on such Class of
                                     Certificates on such Distribution Date, and further
                                     permanently reduced by any losses (as more
                                     particularly described herein, "Realized Losses") on
                                     the Mortgage Loans and certain Trust Fund expenses (as
                                     more particularly described herein, "Additional Trust
                                     Fund Expenses") actually allocated to such Class of
                                     Certificates on such Distribution Date.

                                     The Class IO Certificates will not have a Certificate
                                     Balance, but will represent the right to receive
                                     distributions of interest in an amount equal to the
                                     aggregate interest accrued on the notional amount of
                                     each of the Class IO Components, as described herein.
                                     The Class IO Certificates will have fourteen
                                     components (each, a "Class IO Component"), each corre-
                                     sponding to a different Class of Sequential Pay
                                     Certificates. Each Class IO Component will have the
                                     same letter and/or numerical designation as the
                                     corresponding Class of Sequential Pay Certificates.
                                     The notional amount of each Class IO Component will
                                     equal the Certificate Balance of the corresponding
                                     Class of Sequential Pay Certificates outstanding from
                                     time to time. On the Closing Date, the aggregate of
                                     the notional

                                     amounts of all the Class IO Components will equal the
                                     Initial Pool Balance. References herein to the
                                     "notional amount" of the Class IO Certificates shall
                                     mean the aggregate of the notional amounts of all the
                                     Class IO Components. See "Description of the
                                     Certificates--Certificate Balances and Notional
                                     Amounts" herein.

                                     The Residual Interest Certificates will not have
                                     Certificate Balances or notional amounts, but will
                                     represent the right to receive certain limited amounts
                                     not otherwise payable on the Regular Interest
                                     Certificates.

B. PASS-THROUGH RATES..............  The Pass-Through Rate applicable to each Class of
                                     Sequential Pay Certificates for each Distribution Date
                                     is fixed at the respective rate per annum set forth
                                     with respect to such Class in the table at the
                                     beginning of this Summary. The Pass-Through Rate
                                     applicable to each Class IO Component for any
                                     Distribution Date will be equal to the Weighted
                                     Average Net Mortgage Rate for such Distribution Date
                                     minus the fixed Pass-Through Rate applicable to the
                                     corresponding Class of Sequential Pay Certificates.
                                     The Residual Interest Certificates will not bear
                                     interest.

                                     The "Weighted Average Net Mortgage Rate" for each
                                     Distribution Date is the weighted average of the Net
                                     Mortgage Rates for the Mortgage Loans as of the
                                     commencement of the related Collection Period,
                                     weighted on the basis of their respective Stated
                                     Principal Balances outstanding immediately prior to
                                     such Distribution Date. The "Net Mortgage Rate" for
                                     each Mortgage Loan will generally equal (x) the
                                     Mortgage Rate in effect for such Mortgage Loan as of
                                     the Cut-off Date, minus (y) the applicable
                                     Administrative Cost Rate (as defined herein) for such
                                     Mortgage Loan; provided that if any Mortgage Loan does
                                     not accrue interest on the basis of a 360-day year
                                     consisting of twelve 30-day months (which is the basis
                                     on which interest accrues in respect of the Regular
                                     Interest Certificates), then, solely for the purposes
                                     of calculating the Weighted Average Net Mortgage Rate,
                                     the Mortgage Rate referred to in clause (x) will, to
                                     the extent appropriate, be adjusted from accrual
                                     period to accrual period to compensate for such
                                     difference. The "Stated Principal Balance" of each
                                     Mortgage Loan outstanding at any time represents the
                                     principal balance of such Mortgage Loan ultimately due
                                     and payable thereon to Certificateholders and will
                                     generally equal the Cut-off Date Balance thereof,
                                     permanently reduced on each Distribution Date (to not
                                     less than zero) by (i) any payments or other
                                     collections (or advances in lieu thereof) of principal
                                     of such Mortgage Loan that are due or received, as the
                                     case may be, during the related Collection Period (as
                                     defined herein) and distributed on the Certificates on
                                     such date and (ii) the principal portion of any
                                     Realized Loss incurred in respect of such Mortgage
                                     Loan during the related Collection Period for such

                                     Distribution Date. See "Description of the
                                     Certificates--Pass-Through Rates" herein.

C. DISTRIBUTIONS...................  Distributions on the Certificates will be made by the
                                     Trustee, to the extent of available funds, monthly, on
                                     each Distribution Date. The total of all payments or
                                     other collections (or advances in lieu thereof) on or
                                     in respect of the Mortgage Loans (other than
                                     collections of Additional Interest, Prepayment
                                     Premiums and Yield Maintenance Charges, which are
                                     separately distributable in respect of the
                                     Certificates) that are available for distribution to
                                     Certificateholders on any Distribution Date is herein
                                     referred to as the "Available Distribution Amount" for
                                     such date. See "Description of the Certificates--
                                     Distributions--The Available Distribution Amount"
                                     herein.

                                     On each Distribution Date, the Trustee will (except as
                                     otherwise described under "Description of the
                                     Certificates--Termination" herein), after deduction of
                                     the Trustee Fee for such Distribution Date, apply the
                                     Available Distribution Amount for such date for the
                                     following purposes and in the following order of
                                     priority, in each case to the extent of remaining
                                     available funds:

                                     (1) to distributions of interest to the holders of the
                                     Class A-1, Class A-2, Class A-3 and Class IO
                                     Certificates (in each case, so long as any such Class
                                     remains outstanding), pro rata, in accordance with the
                                     respective amounts of Distributable Certificate
                                     Interest (as defined herein) on such Classes of
                                     Certificates on such Distribution Date, in an amount
                                     equal to all Distributable Certificate Interest in
                                     respect of each such Class of Certificates for such
                                     Distribution Date and, to the extent not previously
                                     paid, for all prior Distribution Dates;

                                     (2) to distributions of principal to the holders of
                                     the Class A-1 Certificates in an amount (not to exceed
                                     the then outstanding Certificate Balance of such Class
                                     of Certificates) equal to the Principal Distribution
                                     Amount (as defined herein) for such Distribution Date;

                                     (3) after the Class A-1 Certificates have been
                                     retired, to distributions of principal to the holders
                                     of the Class A-2 Certificates in an amount (not to
                                     exceed the then outstanding Certificate Balance of
                                     such Class of Certificates) equal to the Principal
                                     Distribution Amount for such Distribution Date, less
                                     any portion thereof distributed in respect of the
                                     Class A-1 Certificates;

                                     (4) after the Class A-1 and Class A-2 Certificates
                                     have been retired, to distributions of principal to
                                     the holders of the Class A-3 Certificates in an amount
                                     (not to exceed the then outstanding Certificate
                                     Balance of such Class of Certificates) equal to the
                                     Principal Distribution Amount for such Distribution
                                     Date, less any portion thereof distributed in respect
                                     of the Class A-1 and/or Class A-2 Certificates;

                                     (5) to distributions to the holders of the Class A-1,
                                     Class A-2 and Class A-3 Certificates, pro rata, in
                                     accordance with the amount of Realized Losses and
                                     Additional Trust Fund Expenses, if any, previously
                                     allocated to such Classes of Certificates and for
                                     which no reimbursement has previously been received,
                                     to reimburse such holders for such Realized Losses and
                                     Additional Trust Fund Expenses, if any;

                                     (6) to distributions of interest to the holders of the
                                     Class B Certificates in an amount equal to all
                                     Distributable Certificate Interest in respect of such
                                     Class of Certificates for such Distribution Date and,
                                     to the extent not previously paid, for all prior
                                     Distribution Dates;

                                     (7) after the Class A-1, Class A-2 and Class A-3
                                     Certificates have been retired, to distributions of
                                     principal to the holders of the Class B Certificates
                                     in an amount (not to exceed the then outstanding
                                     Certificate Balance of such Class of Certificates)
                                     equal to the Principal Distribution Amount for such
                                     Distribution Date, less any portion thereof
                                     distributed in respect of the Class A-1, Class A-2
                                     and/or Class A-3 Certificates;

                                     (8) to distributions to the holders of the Class B
                                     Certificates to reimburse such holders for all
                                     Realized Losses and Additional Trust Fund Expenses, if
                                     any, previously allocated to such Class of
                                     Certificates and for which no reimbursement has
                                     previously been received;

                                     (9) to distributions of interest to the holders of the
                                     Class C Certificates in an amount equal to all
                                     Distributable Certificate Interest in respect of such
                                     Class of Certificates for such Distribution Date and,
                                     to the extent not previously paid, for all prior
                                     Distribution Dates;

                                     (10) after the Class A-1, Class A-2, Class A-3 and
                                     Class B Certificates have been retired, to
                                     distributions of principal to the holders of the Class
                                     C Certificates in an amount (not to exceed the then
                                     outstanding Certificate Balance of such Class of
                                     Certificates) equal to the Principal Distribution
                                     Amount for such Distribution Date, less any portion
                                     thereof distributed in respect of the Class A-1, Class
                                     A-2, Class A-3 and/or Class B Certificates;

                                     (11) to distributions to the holders of the Class C
                                     Certificates to reimburse such holders for all
                                     Realized Losses and Additional Trust Fund Expenses, if
                                     any, previously allocated to such Class of
                                     Certificates and for which no reimbursement has
                                     previously been received;

                                     (12) to distributions of interest to the holders of
                                     the Class D Certificates in an amount equal to all
                                     Distributable Certificate Interest in respect of such
                                     Class of Certificates for such Distribution Date and,
                                     to the extent not previously paid, for all prior
                                     Distribution Dates;
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                                      S-17
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                                     (13) after the Class A-1, Class A-2, Class A-3, Class
                                     B and Class C Certificates have been retired, to
                                     distributions of principal to the holders of the Class
                                     D Certificates in an amount (not to exceed the then
                                     outstanding Certificate Balance of such Class of
                                     Certificates) equal to the Principal Distribution
                                     Amount for such Distribution Date, less any portion
                                     thereof distributed in respect of the Class A-1, Class
                                     A-2, Class A-3, Class B and/or Class C Certificates;

                                     (14) to distributions to the holders of the Class D
                                     Certificates to reimburse such holders for all
                                     Realized Losses and Additional Trust Fund Expenses, if
                                     any, previously allocated to such Class of
                                     Certificates and for which no reimbursement has
                                     previously been received;

                                     (15) to distributions of interest to the holders of
                                     the Class E Certificates in an amount equal to all
                                     Distributable Certificate Interest in respect of such
                                     Class of Certificates for such Distribution Date and,
                                     to the extent not previously paid, for all prior
                                     Distribution Dates;

                                     (16) after the Class A-1, Class A-2, Class A-3, Class
                                     B, Class C and Class D Certificates have been retired,
                                     to distributions of principal to the holders of the
                                     Class E Certificates in an amount (not to exceed the
                                     then outstanding Certificate Balance of such Class of
                                     Certificates) equal to the Principal Distribution
                                     Amount for such Distribution Date, less any portion
                                     thereof distributed in respect of the Class A-1, Class
                                     A-2, Class A-3, Class B, Class C and/or Class D
                                     Certificates;

                                     (17) to distributions to the holders of the Class E
                                     Certificates to reimburse such holders for all
                                     Realized Losses and Additional Trust Fund Expenses, if
                                     any, previously allocated to such Class of
                                     Certificates and for which no reimbursement has
                                     previously been received; and

                                     (18) to distributions to the holders of the respective
                                     Classes of Private Certificates as described herein
                                     (provided that no distributions of principal will be
                                     made in respect of any Class of Private Certificates
                                     until the aggregate Certificate Balance of the Class
                                     A-1, Class A-2, Class A-3, Class B, Class C, Class D
                                     and Class E Certificates has been reduced to zero).
                                     See "Description of the
                                     Certificates--Distributions--Application of the
                                     Available Distribution Amount" herein;

                                     provided that, on each Distribution Date, if any,
                                     after the aggregate of the Certificate Balances of the
                                     Subordinate Certificates (as defined herein) has been
                                     reduced to zero as a result of the allocation of
                                     Realized Losses and Additional Trust Fund Expenses,
                                     and prior to retirement of the Class A Certificates,
                                     the payments of principal to be made as contemplated
                                     by clauses (2), (3) and (4) above with respect to the
                                     Class A Certificates, will be so made to the holders
                                     of the respective Classes of such Certificates, up to
                                     an amount equal to, and pro
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                                      S-18
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                                     rata as among such Classes in accordance with, the
                                     respective then outstanding Certificate Balances of
                                     such Classes of Certificates, and without regard to
                                     the Principal Distribution Amount for such date.

                                     The "Distributable Certificate Interest" in respect of
                                     any Class of Sequential Pay Certificates for any
                                     Distribution Date will generally equal one month's
                                     interest at the applicable Pass-Through Rate accrued
                                     during the related Interest Accrual Period on the
                                     Certificate Balance of such Class of Certificates
                                     outstanding immediately prior to such Distribution
                                     Date, reduced (to not less than zero) by such Class'
                                     allocable share (calculated as described herein) of
                                     any Net Aggregate Prepayment Interest Shortfall (as
                                     defined herein) for such Distribution Date. The
                                     "Distributable Certificate Interest" in respect of the
                                     Class IO Certificates for any Distribution Date will
                                     generally equal the aggregate of one month's interest
                                     at the applicable Pass-Through Rate accrued during the
                                     related Interest Accrual Period on the notional amount
                                     of each Class IO Component outstanding immediately
                                     prior to such Distribution Date, reduced (to not less
                                     than zero) by such Class' allocable share (calculated
                                     as described herein) of any Net Aggregate Prepayment
                                     Interest Shortfall for such Distribution Date.
                                     Interest payable on the Regular Interest Certificates
                                     will be calculated on the basis of a 360-day year
                                     consisting of twelve 30-day months. See "Servicing of
                                     the Mortgage Loans--Servicing and Other Compensation
                                     and Payment of Expenses" and "Description of the
                                     Certificates-- Distributions--Distributable
                                     Certificate Interest" herein.

                                     The "Principal Distribution Amount" for any
                                     Distribution Date will generally equal the aggregate
                                     of the following (without duplication): (a) the
                                     aggregate of the principal portions of all Scheduled
                                     Payments (other than Balloon Payments) and the
                                     principal portions of any Assumed Scheduled Payments
                                     (as defined herein) due or deemed due, as the case may
                                     be, on or in respect of the Mortgage Loans for their
                                     respective Due Dates (as defined herein) occurring
                                     during the related Collection Period; (b) the
                                     aggregate of all principal prepayments received on the
                                     Mortgage Loans during the related Collection Period;
                                     (c) with respect to any Mortgage Loan as to which the
                                     related stated maturity date occurred during or prior
                                     to the related Collection Period, any payment of
                                     principal (exclusive of any amounts described in
                                     clause (b) above or clause (d) below) made by or on
                                     behalf of the related borrower during the related
                                     Collection Period (including any Balloon Payment), net
                                     of any portion of such payment that represents a
                                     recovery of the principal portion of any Scheduled
                                     Payment (other than a Balloon Payment) due, or the
                                     principal portion of any Assumed Scheduled Payment
                                     deemed due, in respect of such Mortgage Loan on a Due
                                     Date during or prior to the related
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                                      S-19
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                                     Collection Period and not previously recovered; (d)
                                     the aggregate of all Liquidation Proceeds and
                                     Insurance Proceeds (each, as defined herein) that were
                                     received on or in respect of any of the Mortgage Loans
                                     during the related Collection Period and that were
                                     identified and applied by the Master Servicer as
                                     recoveries of principal, in each case net of any
                                     portion of such amounts that represents a recovery of
                                     the principal portion of any Scheduled Payment (other
                                     than a Balloon Payment) due, or of the principal
                                     portion of any Assumed Scheduled Payment deemed due,
                                     in respect of the related Mortgage Loan on a Due Date
                                     during or prior to the related Collection Period and
                                     not previously recovered; and (e) for each
                                     Distribution Date after the initial Distribution Date,
                                     the excess, if any, of the Principal Distribution
                                     Amount for the immediately preceding Distribution
                                     Date, over the aggregate distributions of principal
                                     made on the Certificates on such immediately preceding
                                     Distribution Date.

                                     The "Scheduled Payment" due on any Mortgage Loan on
                                     any related Due Date is the Monthly Payment (excluding
                                     any amounts representing Additional Interest with
                                     respect to an ARD Loan) that is or would have been, as
                                     the case may be, due thereon on such date, without
                                     regard to any waiver, modification or amendment
                                     granted or agreed to by the Special Servicer or
                                     otherwise resulting from a bankruptcy or similar
                                     proceeding involving the related borrower, and
                                     assuming that the full amount of each prior Scheduled
                                     Payment has been timely made. The "Assumed Scheduled
                                     Payment" is an amount deemed due (i) in respect of a
                                     Balloon Loan that is delinquent in respect of its
                                     Balloon Payment beyond the first Determination Date
                                     (as defined herein) after its stated maturity date and
                                     (ii) in respect of each Mortgage Loan as to which the
                                     related Mortgaged Property has been acquired on behalf
                                     of the Certificateholders through foreclosure, deed in
                                     lieu of foreclosure or otherwise (upon acquisition, an
                                     "REO Property"). The Assumed Scheduled Payment deemed
                                     due on any such Balloon Loan, on its stated maturity
                                     date and on each successive related Due Date that it
                                     remains outstanding and part of the Trust Fund, will
                                     equal the Scheduled Payment that would have been due
                                     thereon on such date if the related Balloon Payment
                                     had not come due but rather such Mortgage Loan had
                                     continued to amortize in accordance with its
                                     amortization schedule in effect as of the Closing
                                     Date. The Assumed Scheduled Payment deemed due on any
                                     Mortgage Loan as to which the related Mortgaged
                                     Property has become an REO Property, on each Due Date
                                     that the related REO Property remains part of the
                                     Trust Fund, will equal the Scheduled Payment that
                                     would have been due in respect of such Mortgage Loan
                                     on such Due Date had it remained outstanding (or, if
                                     such Mortgage Loan was a Balloon Loan and such Due
                                     Date coincides with or follows what had been its
                                     stated maturity date, the Assumed
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                                     Scheduled Payment that would have been deemed due in
                                     respect of such Mortgage Loan on such Due Date had it
                                     remained outstanding). See "Description of the
                                     Certificates-- Distributions--Principal Distribution
                                     Amount" herein.

                                     Reimbursements of previously allocated Realized Losses
                                     and Additional Trust Fund Expenses will not constitute
                                     distributions of principal for any purpose and will
                                     not result in an additional reduction in the
                                     Certificate Balance of the Class of Certificates in
                                     respect of which any such reimbursement is made.

                                     The holders of the Certificates may also receive
                                     portions of any Prepayment Premiums and Yield
                                     Maintenance Charges to the extent described under
                                     "Description of the Certificates--Dis-
                                     tributions--Allocation of Prepayment Premiums and
                                     Yield Maintenance Charges" herein. Such distributions
                                     will be in addition to the distributions made to such
                                     holders from the Available Distribution Amount on each
                                     Distribution Date.

                                     If and to the extent collected, Additional Interest
                                     (net of any Workout Fees and/or Liquidation Fees
                                     payable therefrom) will be distributed, pro rata
                                     (based on their respective initial Certificate
                                     Balances), among all the Classes of Sequential Pay
                                     Certificates. There can be no assurance as to what
                                     extent Additional Interest will be collected on the
                                     ARD Loans, if at all.

P&I ADVANCES.......................  Subject to a recoverability determination, as described herein, and further subject to the reduced
                                     advancing obligations in respect of certain Required
                                     Appraisal Loans (as defined herein) and certain
                                     Mortgage Loans as to which the Monthly Payment has
                                     been reduced as part of a modification or otherwise,
                                     the Master Servicer will be required to make advances
                                     (each, a "P&I Advance") with respect to each
                                     Distribution Date in an amount that is generally equal
                                     to the aggregate of all Scheduled Payments (other than
                                     Balloon Payments) and any Assumed Scheduled Payments,
                                     net of related Master Servicing Fees and, if
                                     applicable, any related Workout Fees (each as defined
                                     herein), due or deemed due, as the case may be, on or
                                     in respect of the Mortgage Loans on their respective
                                     Due Dates during the related Collection Period, in
                                     each case to the extent that such amount was not paid
                                     by or on behalf of the related borrower or otherwise
                                     collected as of the close of business on the last day
                                     of the related Collection Period. Pursuant to the
                                     terms of the Pooling and Servicing Agreement, if the
                                     Master Servicer fails to make a required P&I Advance,
                                     the Trustee shall then be obligated to make such P&I
                                     Advance, and if the Trustee fails to make a required
                                     P&I Advance, the Fiscal Agent will then be obligated
                                     to make such P&I Advance, in each case subject to a
                                     recoverability determination, as described herein. No
                                     default by the Trustee will be deemed to have occurred
                                     if the Fiscal Agent makes such P&I Advance in
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                                     a timely manner, as set forth in the Pooling and
                                     Servicing Agreement.

                                     As more fully described herein, the Master Servicer
                                     (or the Trustee or Fiscal Agent, as applicable) will
                                     be entitled to interest on any P&I Advance made by it,
                                     and each of the Master Servicer, the Special Servicer,
                                     the Trustee and the Fiscal Agent will be entitled to
                                     interest on certain reimbursable servicing expenses
                                     incurred by any of them. Such interest: (a) will
                                     accrue from the date any such P&I Advance is made or
                                     such servicing expense is incurred at a rate per annum
                                     equal to the "prime rate" published in the "Money
                                     Rates" section of The Wall Street Journal, as such
                                     "prime rate" may change from time to time (the
                                     "Reimbursement Rate"); (b) will be compounded
                                     annually; and (c) will be paid (i) at any time, out of
                                     Default Interest (as defined herein) and late payment
                                     charges received on the related Mortgage Loan and (ii)
                                     once such P&I Advance or servicing expense is
                                     reimbursed, out of general collections on the Mortgage
                                     Pool then on deposit in the Custodial Account. See
                                     "Description of the Certificates-- P&I Advances" and
                                     "Servicing of the Mortgage Loans--Custodial Account"
                                     herein.

COMPENSATING INTEREST PAYMENTS.....  The Master Servicer is required to make a non-reimbursable payment (a "Compensating Interest
                                     Payment") with respect to each Distribution Date to
                                     cover any Prepayment Interest Shortfalls incurred
                                     during such Collection Period in an amount equal to
                                     the lesser of (a) the aggregate of all Prepayment
                                     Interest Shortfalls experienced with respect to the
                                     Mortgage Pool during the related Collection Period and
                                     (b) the sum of (i) the aggregate of its Master
                                     Servicing Fees for such Collection Period (but only to
                                     the extent of that portion thereof calculated at a
                                     rate of 0.04% per annum with respect to each and every
                                     Mortgage Loan) and (ii) the aggregate of all
                                     Prepayment Interest Excesses, if any, collected with
                                     respect to the Mortgage Pool during such Collection
                                     Period. A "Prepayment Interest Shortfall" is a
                                     shortfall in the collection of a full month's interest
                                     (net of the related Servicing Fees and, if applicable,
                                     Additional Interest and without regard to any
                                     Prepayment Premium or Yield Maintenance Charge
                                     collected) on any Mortgage Loan by reason of a full or
                                     partial principal prepayment made prior to its Due
                                     Date in any Collection Period. A "Prepayment Interest
                                     Excess" is a payment of interest (net of related
                                     Servicing Fees and, if applicable, Additional Interest
                                     and exclusive of any Prepayment Premium or Yield
                                     Maintenance Charge collected) received in connection
                                     with any full or partial Principal Prepayment in
                                     respect of a Mortgage Loan that is made after its Due
                                     Date in any Collection Period, which payment of
                                     interest is intended to cover the period from and
                                     after such Due Date to, but not including, the date of
                                     prepayment. The "Net Aggregate Prepayment Interest
                                     Shortfall" for any Distribution Date will be the
                                     amount, if any, by which (a)
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                                     the aggregate of any Prepayment Interest Shortfalls
                                     incurred during the related Collection Period exceeds
                                     (b) any Compensating Interest Payment made by the
                                     Master Servicer with respect to such Distribution
                                     Date. See "Servicing of the Mortgage Loans--Servicing
                                     and Other Compensation and Payment of Expenses" and
                                     "Description of the Certificates --Distribu-
                                     tions--Distributable Certificate Interest" herein.

SUBORDINATION; ALLOCATION OF LOSSES
  AND CERTAIN EXPENSES.............  The rights of holders of the Class B, Class C, Class
                                     D, Class E and Private Certificates (collectively, the
                                     "Subordinate Certificates"), to receive distributions
                                     of amounts collected or advanced on the Mortgage Loans
                                     will, in each case, be subordinated, to the extent
                                     described herein, to the rights of holders of the
                                     Class A and Class IO Certificates (collectively, the
                                     "Senior Certificates") and each other such Class of
                                     Subordinate Certificates, if any, with an earlier
                                     alphabetical Class designation. This subordination is
                                     intended to enhance the likelihood of timely receipt
                                     by the holders of the Senior Certificates of the full
                                     amount of Distributable Certificate Interest payable
                                     in respect of such Classes of Certificates on each
                                     Distribution Date, and the ultimate receipt by the
                                     holders of each Class of the Class A Certificates of
                                     principal equal to the entire related Certificate
                                     Balance. Similarly, but to decreasing degrees, this
                                     subordination is also intended to enhance the
                                     likelihood of timely receipt by the holders of the
                                     Class B, Class C, Class D and Class E Certificates of
                                     the full amount of Distributable Certificate Interest
                                     payable in respect of such Classes of Certificates on
                                     each Distribution Date, and the ultimate receipt by
                                     the holders of the Class B, Class C, Class D and Class
                                     E Certificates of principal equal to the entire
                                     related Certificate Balance. The protection afforded
                                     to the holders of the Offered Certificates by means of
                                     the subordination referred to above will be
                                     accomplished by (i) the application of the Available
                                     Distribution Amount on each Distribution Date in the
                                     order described above in this Summary under
                                     "--Description of the Certificates--Distributions" and
                                     (ii) by the allocation of Realized Losses and
                                     Additional Trust Fund Expenses as described below. No
                                     other form of credit support will be available for the
                                     benefit of the holders of the Offered Certificates.

                                     On each Distribution Date, following all distributions
                                     on the Certificates to be made on such date, the
                                     aggregate of all Realized Losses and Additional Trust
                                     Fund Expenses that have been incurred since the
                                     Cut-off Date through the end of the related Collection
                                     Period and that have not previously been so allocated
                                     will be allocated, subject to the limitations
                                     described herein, first to the Private Certificates
                                     (other than the Residual Interest Certificates) in the
                                     order described herein, and then to the Class E, Class
                                     D, Class C and Class B Certificates, in that order,
                                     until the Certificate Balance of each such Class has
                                     been reduced to zero. Thereafter any additional
                                     Realized Losses
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                                      S-23
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                                     and Additional Trust Fund Expenses will be allocated,
                                     subject to the limitations described herein, to the
                                     Class A-1, Class A-2 and Class A-3 Certificates, pro
                                     rata, in proportion to their outstanding Certificate
                                     Balances (in each such case, in reduction of the
                                     related Certificate Balance). See "Description of the
                                     Certificates--Subordination; Allocation of Losses and
                                     Certain Expenses" herein.

                                     Any Realized Loss or Additional Trust Fund Expenses
                                     allocated in reduction of the Certificate Balance of
                                     any Class of Sequential Pay Certificates will result
                                     in a corresponding reduction in the notional amount of
                                     the related Class IO Component.

TREATMENT OF REO PROPERTIES........  In the event that a Mortgaged Property is acquired on behalf of the Certificateholders through foreclosure,
                                     deed in lieu of foreclosure or otherwise (upon
                                     acquisition, an "REO Property"), the related Mortgage
                                     Loan will be treated, for purposes of determining (i)
                                     distributions on the Certificates, (ii) allocations of
                                     Realized Losses and Additional Trust Fund Expenses to
                                     the Certificates and (iii) the amount of fees payable
                                     to the Trustee, the Master Servicer and the Special
                                     Servicer under the Pooling and Servicing Agreement, as
                                     having remained outstanding until such REO Property is
                                     liquidated. In connection therewith, operating
                                     revenues and other proceeds derived from such REO
                                     Property (net of related operating costs, including
                                     certain reimbursements payable to the Master Servicer
                                     or the Special Servicer in connection with the
                                     operation and disposition of such REO Property) will
                                     be "applied" by the Master Servicer as principal,
                                     interest and other amounts that would have been "due"
                                     on such Mortgage Loan, and the Master Servicer (and,
                                     if necessary, the Trustee and Fiscal Agent) will be
                                     required to make P&I Advances in respect of such Mort-
                                     gage Loan, in all cases as if such Mortgage Loan had
                                     remained outstanding.

OPTIONAL TERMINATION...............  Each of the Depositor, the Master Servicer, the
                                     Special Servicer, the Underwriter and the Majority
                                     Subordinate Certificateholder (as defined herein) will
                                     have an option to purchase all of the Mortgage Loans
                                     and REO Properties, and thereby effect termination of
                                     the Trust Fund and early retirement of the then
                                     outstanding Certificates, on any Distribution Date on
                                     which the aggregate Stated Principal Balance of the
                                     Mortgage Pool is less than 1% of the Initial Pool
                                     Balance. See "Description of the
                                     Certificates--Termination" herein.

CERTAIN INVESTMENT
  CONSIDERATIONS...................  The yield to maturity of a Class A-1, Class A-2, Class
                                     A-3, Class B, Class C, Class D or Class E Certificate
                                     purchased at a discount or premium will be affected by
                                     the rate of prepayments and other unscheduled
                                     collections of principal on or in respect of the
                                     Mortgage Loans and the allocation thereof to reduce
                                     the principal balance of such Certificate. An investor
                                     should consider, in the case of any such Certificate
                                     purchased
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                                      S-24
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                                     at a discount, the risk that a slower than anticipated
                                     rate of prepayments could result in a lower than
                                     anticipated yield and, in the case of any such
                                     Certificate purchased at a premium, the risk that a
                                     faster than anticipated rate of prepayments could
                                     result in a lower than anticipated yield. IN ADDITION,
                                     THE YIELD TO MATURITY OF THE CLASS IO CERTIFICATES
                                     WILL BE HIGHLY SENSITIVE TO THE RATE AND TIMING OF
                                     PRINCIPAL PAYMENTS (INCLUDING BY REASON OF
                                     PREPAYMENTS, DEFAULTS AND LIQUIDATIONS) ON THE
                                     MORTGAGE LOANS, AND INVESTORS IN THE CLASS IO
                                     CERTIFICATES SHOULD FULLY CONSIDER THE ASSOCIATED
                                     RISKS, INCLUDING THE RISK THAT A RAPID RATE OF
                                     PREPAYMENTS AND/OR LIQUIDATIONS IN RESPECT OF THE
                                     MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH
                                     INVESTORS TO FULLY RECOUP THEIR INITIAL INVESTMENTS.
                                     See "Yield and Maturity Considerations" herein and
                                     "Yield and Prepayment Considerations" in the
                                     Prospectus. The allocation to any Class of any
                                     Prepayment Premium or Yield Maintenance Charge may be
                                     insufficient to offset fully any adverse effects on
                                     the anticipated yield to maturity resulting from the
                                     corresponding principal prepayment. See "Description
                                     of Certificates-- Distributions--Allocation of
                                     Prepayment Premiums and Yield Maintenance Charges"
                                     herein.

                                     In addition, insofar as an investor's initial
                                     investment in any Offered Certificate is returned in
                                     the form of payments of principal thereon, there can
                                     be no assurance that such amounts can be reinvested in
                                     comparable alternative investments with comparable
                                     yields. Because borrowers would have an incentive to
                                     prepay their Mortgage Loans when, in any particular
                                     case, prevailing market interest rates are below the
                                     related Mortgage Rate, the rate of prepayments on the
                                     Mortgage Loans is likely to be inversely related to
                                     the level of prevailing market interest rates (and,
                                     presumably, to the yields on comparable alternative
                                     investments).

CERTAIN FEDERAL INCOME TAX
  CONSEQUENCES.....................  Three separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect
                                     to the Trust Fund for federal income tax purposes,
                                     with the resulting REMICs being herein referred to as
                                     "REMIC I," "REMIC II" and "REMIC III". The assets of
                                     REMIC I will consist of the Mortgage Loans, any REO
                                     Properties acquired on behalf of the
                                     Certificateholders and funds deposited from time to
                                     time in the Custodial Account, the Collection Account
                                     and any REO Account (each as defined herein),
                                     exclusive of any Additional Interest on the ARD Loans
                                     (see "Servicing of the Mortgage Loans--Custodial
                                     Account" and "Description of the
                                     Certificates--Collection Account" herein). For federal
                                     income tax purposes, (a) the separate noncertificated
                                     regular interests in REMIC I will be the "regular
                                     interests" in REMIC I and will constitute the assets
                                     of REMIC II, (b) the Class R-I Certificates will be
                                     the sole class of "residual interests" in REMIC I, (c)
                                     the separate noncertificated regular interests in
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                                      S-25
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                                     REMIC II will be the "regular interests" in REMIC II
                                     and will constitute the assets of REMIC III, (d) the
                                     Class R-II Certificates will be sole class of
                                     "residual interests" in REMIC II, (e) the Regular
                                     Interest Certificates will evidence ownership of the
                                     "regular interests" in REMIC III (with each Class IO
                                     Component constituting a separate "regular interest"),
                                     which generally will be treated as debt instruments of
                                     REMIC III, and (f) the Class R-III Certificates will
                                     be the sole class of "residual interests" in REMIC
                                     III. The Sequential Pay Certificates will also
                                     represent pro rata (based on their respective initial
                                     Certificate Balances) undivided beneficial interests
                                     in the portion of the Trust Fund consisting of any
                                     Additional Interest collected on the ARD Loans, and
                                     such portion will be treated as part of a grantor
                                     trust for federal income tax purposes.

                                     The Class IO Certificates will, and the other Classes
                                     of Offered Certificates will not, be treated as having
                                     been issued with original issue discount for federal
                                     income tax reporting purposes. The prepayment
                                     assumption that will be used for purposes of computing
                                     the accrual of original issue discount, market
                                     discount and premium, if any, for federal income tax
                                     purposes will be that the Mortgage Loans will not
                                     prepay (that is, a CPR of 0%), except that it is
                                     assumed that the ARD Loans pay their respective
                                     outstanding principal balances on their related
                                     Anticipated Repayment Dates. However, no rep-
                                     resentation is made that the Mortgage Loans will
                                     prepay at that rate or at any other rate.

                                     The Offered Certificates will be treated as "real
                                     estate assets" within the meaning of Section
                                     856(c)(5)(A) of the Code. In addition, interest
                                     (including original issue discount) on the Offered
                                     Certificates will be interest described in Section
                                     856(c)(3)(B) of the Code. However, the Offered
                                     Certificates will generally only be considered assets
                                     described in Section 7701(a)(19)(C) of the Code to the
                                     extent that the Mortgage Loans are secured by
                                     residential property and, accordingly, an investment
                                     in the Offered Certificates may not be suitable for
                                     certain thrift institutions.

                                     For further information regarding the federal income
                                     tax consequences of investing in the Offered
                                     Certificates, see "Certain Federal Income Tax
                                     Consequences" herein and "Federal Income Tax
                                     Considerations" in the Prospectus.

ERISA CONSIDERATIONS...............  A fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee
                                     Retirement Income Security Act of 1974, as amended
                                     ("ERISA"), or Section 4975 of the Code (a "Plan")
                                     should review carefully with its legal advisors
                                     whether the purchase or holding of Offered Certifi-
                                     cates could give rise to a transaction that is
                                     prohibited or is not otherwise permitted either under
                                     ERISA or Section 4975 of the Code or whether there
                                     exists any statutory or administrative exemption
                                     applicable to an investment therein.
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                                      S-26
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                                     The Underwriter has received from the U.S. Department
                                     of Labor (the "DOL") an individual exemption,
                                     Prohibited Transaction Exemption 91-14, which
                                     generally exempts from the application of certain of
                                     the prohibited transaction provisions of Sections
                                     406(a) and (b) and 407(a) of ERISA and the excise
                                     taxes imposed on such prohibited transactions by
                                     Section 4975(a) and (b) of the Code, transactions
                                     relating to the purchase, sale and holding of
                                     pass-through certificates underwritten by the
                                     Underwriter provided that certain conditions are
                                     satisfied.

                                     The Depositor expects that the Prohibited Transaction
                                     Exemption will generally apply to the Senior
                                     Certificates, but it will not apply to the other
                                     Classes of Offered Certificates. ACCORDINGLY, EXCEPT
                                     AS DESCRIBED HEREIN, THE CLASS B, CLASS C, CLASS D AND
                                     CLASS E CERTIFICATES SHOULD NOT BE ACQUIRED BY A PLAN
                                     OR ANY INVESTOR HOLDING ASSETS OF A PLAN. PURCHASERS
                                     USING INSURANCE COMPANY GENERAL ACCOUNT FUNDS TO
                                     EFFECT SUCH PURCHASE SHOULD CONSIDER THE AVAILABILITY
                                     OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (60
                                     FED. REG. 35925, JULY 12, 1995) ISSUED BY THE DOL. See
                                     "ERISA Considerations" herein and in the Prospectus.

RATINGS............................  It is a condition of their issuance that the Offered
                                     Certificates receive the ratings from each of Moody's
                                     Investors Service, Inc. ("Moody's") and Duff & Phelps
                                     Credit Rating Co. ("DCR" and, together with Moody's,
                                     the "Rating Agencies") set forth on the cover page of
                                     this Prospectus Supplement. The ratings on the Offered
                                     Certificates address the likelihood of the timely
                                     receipt by holders thereof of all distributions of
                                     interest to which they are entitled and, except in the
                                     case of the Class IO Certificates, distributions of
                                     principal by the Rated Final Distribution Date set
                                     forth on the cover page of this Prospectus Supplement.
                                     The ratings take into consideration the credit quality
                                     of the Mortgage Pool, structural and legal aspects
                                     associated with the Offered Certificates, and the
                                     extent to which the payment stream from the Mortgage
                                     Pool is adequate to make payments required under the
                                     Offered Certificates. A security rating is not a
                                     recommendation to buy, sell or hold securities and may
                                     be subject to revision or withdrawal at any time by
                                     the assigning rating organization. A security rating
                                     does not represent any assessment of (i) the
                                     likelihood or frequency of principal prepayments or
                                     default interest on the Mortgage Loans, (ii) the
                                     degree to which such prepayments might differ from
                                     those originally anticipated or (iii) whether and to
                                     what extent Additional Interest, Prepayment Premiums
                                     and Yield Maintenance Charges will be received. Also,
                                     a security rating does not represent any assessment of
                                     the yield to maturity that investors may experience or
                                     the possibility that the holders of the Class IO
                                     Certificates might not fully recover their investment
                                     in the event of rapid prepayments of the Mortgage
                                     Loans (including both voluntary and involuntary

                                     prepayments). Therefore, such security rating
                                     addresses credit risk and not the risk of prepayment.
                                     As described herein, the amounts payable with respect
                                     to the Class IO Certificates consist only of interest.
                                     If the entire Mortgage Pool were to prepay in the
                                     initial month, with the result that the holders of the
                                     Class IO Certificates receive only a single month's
                                     interest and thus suffer a nearly complete loss of
                                     their investment, all amounts "due" to such
                                     Certificateholders will nevertheless have been paid,
                                     and such result is consistent with the ratings
                                     received on the Class IO Certificates. Each Class IO
                                     Component's notional amount upon which interest is
                                     calculated will be permanently reduced by the
                                     allocation of Realized Losses and Additional Trust
                                     Fund Expenses and the distribution of prepayments,
                                     whether voluntary or involuntary, to or in respect of
                                     the corresponding Class of Sequential Pay
                                     Certificates. The rating does not address the timing
                                     or magnitude of reductions of the notional amounts of
                                     the Class IO Components, but only the obligation to
                                     pay interest timely on each such notional amount as
                                     reduced from time to time. Accordingly, the ratings of
                                     the Class IO Certificates should be evaluated
                                     independently from similar ratings on other types of
                                     securities. See "Ratings" herein and "Risk
                                     Factors--Limited Nature of Rating" in the Prospectus.

LEGAL INVESTMENT...................  Upon initial issuance, the Class A, Class B and Class
                                     IO Certificates will constitute "mortgage related
                                     securities" pursuant to the Secondary Mortgage Market
                                     Enhancement Act of 1984, as amended ("SMMEA"). All
                                     other Offered Certificates (the "Non-SMMEA
                                     Certificates") will not constitute "mortgage related
                                     securities" for purposes of SMMEA. As a result, the
                                     appropriate characterization of the Non-SMMEA Certifi-
                                     cates under various legal investment restrictions, and
                                     thus the ability of investors subject to these
                                     restrictions to purchase the Non-SMMEA Certificates of
                                     any Class, may be subject to significant
                                     interpretative uncertainties. In addition,
                                     institutions whose investment activities are subject
                                     to review by federal or state regulatory authorities
                                     may be or may become subject to restrictions on the
                                     investment by such institutions in certain forms of
                                     mortgage backed securities. Investors should consult
                                     their own legal advisors to determine whether and to
                                     what extent the Offered Certificates constitute legal
                                     investments for them. See "Legal Investment" herein
                                     and in the Prospectus.

                                  RISK FACTORS

    Prospective purchasers of the Offered Certificates of any Class should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein.

THE CERTIFICATES

    LIMITED LIQUIDITY. There is currently no secondary market for the Offered Certificates. While the Underwriter currently intends to make a secondary market in the Offered Certificates, it is not under any obligation to do so. Accordingly, there can be no assurance that a secondary market for the Offered Certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide holders of the Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence, for example, interests solely in single-family mortgage loans. The Certificates will not be listed on any securities exchange. See "Risk Factors--Limited Liquidity" in the Prospectus.

    CERTAIN YIELD AND MATURITY CONSIDERATIONS. The yield on the Class IO Certificates and any other Classes of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments applied or otherwise resulting in reduction of the Certificate Balance of such Class of Certificates (or, in the case of the Class IO Certificates, the notional amount of any Class IO Component), which in turn will be affected by
(i) the rate and timing of principal payments and collections on the Mortgage Loans, particularly unscheduled payments or collections in the form of voluntary prepayments of principal or unscheduled recoveries of principal due to defaults, casualties or condemnations whether before or after the scheduled maturity date of the related Mortgage Loans, and (ii) the order of priority of distributions of principal in respect of the Sequential Pay Certificates. The rate and timing of unscheduled payments and collections of principal on the Mortgage Loans is impossible to accurately predict and will be affected by a variety of factors, including, without limitation, the level of prevailing interest rates, restrictions on voluntary prepayments contained in the Mortgage Notes, the availability of mortgage credit and other economic, demographic, geographic, tax and legal factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans, borrowers under the Mortgage Loans will have an increased incentive to prepay. As described herein, the Principal Distribution Amount for each Distribution Date will be distributable entirely in reduction of the Certificate Balances of the Class A-1, Class A-2 and Class A-3 Certificates, in that order (unless the aggregate Certificate Balance of the Subordinate Certificates has been reduced to zero), in each such case until the related Certificate Balance thereof is reduced to zero, and will thereafter be distributable in its entirety in respect of each remaining Class of Sequential Pay Certificates, sequentially in alphabetical order of Class designation, until the related Certificate Balance of each such Class is, in turn, reduced to zero. See "Description of the Certificates--Distributions--Application of the Available Distribution Amount" herein. Accordingly, the actual rate of principal payments on the Mortgage Loans may have different effects on the yields of the respective Classes of Offered Certificates. Any payment in reduction of the Certificate Balance of a Class of Sequential Pay Certificates will also result in a corresponding reduction in the notional amount of the related Class IO Component. Thus, the yield on the Class IO Certificates will be extremely sensitive to the rate and timing of principal payments on the Mortgage Loans, and the more rapidly the notional amount of any Class IO Component is reduced, the greater will be the negative effect on the yield on such Certificates, to the extent such effect is not offset by distributions of a portion of any applicable Prepayment Premiums or Yield Maintenance Charges to the holders thereof, as described under "Description of the Certificates--Distributions--Allocation of Prepayment Premiums and Yield Maintenance Charges" herein. In addition, the Mortgage Loans generally do not require the payment of Prepayment Premiums or Yield Maintenance Charges in the event of involuntary prepayments resulting from casualty or condemnation. Furthermore, the enforceability, under the laws of a number of states, of provisions of the Mortgage Loans providing for the payment of a Prepayment Premium or Yield Maintenance Charge is unclear. Thus, in the event of a liquidation of a Mortgage Loan following a default, the liquidation proceeds may be insufficient to cover any Prepayment Premium or Yield Maintenance Charge, together with all principal, interest and other sums that may be due and owing in respect of such Mortgage Loan, and the obligation to pay such Prepayment Premium or Yield Maintenance Charge under those circumstances may be unenforceable. No Prepayment Premium or Yield Maintenance Charge will be payable in connection with any repurchase of a Mortgage Loan for a material breach of representation or warranty or the failure to deliver material Mortgage Loan documents, nor will any Prepayment Premium or Yield Maintenance Charge be payable in connection with the purchase of all the Mortgage Loans and any REO Properties by the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder in connection with the termination of the Trust Fund. See "Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases" and "Description of the Certificates--Termination" herein. ACCORDINGLY, PROSPECTIVE INVESTORS IN THE CLASS IO CERTIFICATES SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PREPAYMENTS ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOUP THEIR INITIAL INVESTMENTS.

    The yield on any Offered Certificate also will be affected by the rate and timing of losses attributable to defaults on the Mortgage Loans, the severity of such losses and the extent to which such losses and related expenses are applied in reduction of the actual or notional principal amount of such Certificate or otherwise reduce the amount of funds available for distribution to the holder of such Certificate. To the extent described herein, the Private Certificates are subordinate in right and time of payment to the Offered Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Offered Certificates; and the Class B, Class C, Class D and Class E Certificates are subordinate in right and time of payment to the Senior Certificates and will bear such shortfalls and losses prior to the Senior Certificates, in reverse alphabetical order of Class designation. The Class A-1, Class A-2 and Class A-3 Certificates will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans PRO RATA, in proportion to their respective outstanding Certificate Balances. However, until the first Distribution Date after the aggregate of the Certificate Balances of the Subordinate Certificates has been reduced to zero, (i) the Class A-3 Certificates will receive principal payments only after the Certificate Balances of the Class A-2 and Class A-1 Certificates have been reduced to zero and (ii) the Class A-2 Certificates will receive principal payments only after the Certificate Balance of the Class A-1 Certificates has been reduced to zero. As a result, the shortfalls and losses allocated to the Class A-1, Class A-2 and Class A-3 Certificates will, depending on the timing of such shortfalls and losses, have a greater effect on the Class A-3 Certificates than on the Class A-1 and Class A-2 Certificates and a greater effect on the Class A-2 Certificates than on the Class A-1 Certificates. Any Realized Loss or Additional Trust Fund Expenses allocated in reduction of the Certificate Balance of any Class of Sequential Pay Certificates will result in a corresponding reduction in the notional amount of the corresponding Class IO Component. See "Description of the Certificates--Distributions" and "--Subordination; Allocation of Losses and Certain Expenses" and "Yield and Maturity Considerations" herein and "Yield and Prepayment Considerations" in the Prospectus.

    The Pass-Through Rate applicable to each Class IO Component will be variable and will be equal to the Weighted Average Net Mortgage Rate from time to time minus the Pass-Through Rate on the Class of Sequential Pay Certificates related to such Class IO Component. Accordingly, the Pass-Through Rate applicable to each such Class IO Component and, correspondingly, the yield on the Class IO Certificates will be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and liquidations. See "Description of the Certificates--Distributions" and "--Subordination; Allocation of Losses and Certain Expenses" and "Yield and Maturity Considerations" herein and "Yield and Prepayment Considerations" in the Prospectus.

    POTENTIAL CONFLICTS OF INTEREST. Subject to certain conditions described herein, the Pooling and Servicing Agreement will permit the holder (or holders) of the majority of the Voting Rights (as defined herein) allocated to the Controlling Class of Sequential Pay Certificates (that is, the Class of Sequential Pay Certificates that bears the latest alphabetical Class designation and that has a Certificate Balance that is greater than 25% of its original Certificate Balance (or, if no Class of Sequential Pay Certificates has a Certificate Balance that is greater than 25% of its original Certificate Balance, the then outstanding Class of Sequential Pay Certificates with the latest alphabetical Class designation)) to replace the Special Servicer or any successor thereafter appointed and to select the Controlling Class Representative from whom the Special Servicer will seek advice and approval and take direction under certain circumstances, as described herein. The replacement Special Servicer may be a Certificateholder of such Class or an affiliate of any such Certificateholder. As described herein, any such Special Servicer will have considerable latitude in determining to liquidate or modify defaulted Mortgage Loans. In addition, the Special Servicer will perform certain servicing functions with respect to the Mortgage Loans, pursuant to the Pooling and Servicing Agreement. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein. The initial Special Servicer or an affiliate thereof may purchase some of the Certificates of one or more Classes of Private Certificates, including the initial Controlling Class of Sequential Pay Certificates, and the Special Servicer or an affiliate thereof is not prohibited from purchasing the Certificates of any other Class. Although the Special Servicer will be obligated to observe the terms of the Pooling and Servicing Agreement and will be governed by the servicing standard described herein, it may, especially if it is itself a Certificateholder, have interests when dealing with defaulted Mortgage Loans that are in conflict with those of holders of Offered Certificates. For instance, a Special Servicer that is a Certificateholder could seek to mitigate the potential for loss to its Class from a troubled Mortgage Loan by deferring enforcement in the hope of maximizing future proceeds. However, such action could result in less proceeds to the Trust Fund than would have been realized if earlier action had been taken. In connection with the servicing of the Specially Serviced Mortgage Loans, the Special Servicer may, at the direction of the Controlling Class Representative, take actions with respect to such Specially Serviced Mortgage Loans that could adversely affect the holders of some or all of the Classes of Offered Certificates. It is possible that the Controlling Class Representative may direct the Special Servicer to take actions which conflict with the interests of the holders of certain Classes of Offered Certificates.

    BOOK-ENTRY REGISTRATION. The Offered Certificates of each Class thereof will be initially represented by one or more Certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding Definitive Offered Certificates are issued, the Certificate Owners with respect to each Class of Offered Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its Participants. In addition, the access of Certificate Owners to information regarding the Offered Certificates in which they hold interests may be limited. Conveyance of notices and other communications by DTC to Participants, and directly and indirectly through the Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described herein, Certificate Owners may suffer delays in the receipt of payments on the Offered Certificates when in the form of global certificates, and the ability of any Certificate Owner to pledge or otherwise take actions with respect to its interest in the Offered Certificates may be limited due to the lack of a physical certificate evidencing such interest. See "Description of the Certificates--Book-Entry Registration" herein and "Description of the Securities--Book-Entry Registration" in the Prospectus.

THE MORTGAGE LOANS

    RISKS OF LENDING ON INCOME-PRODUCING PROPERTIES. The Mortgaged Properties consist entirely of income-producing real estate. Lending on the security of income-producing real estate is generally viewed as exposing a lender to a greater risk of loss than lending on the security of single-family residences. Lending on the security of income-producing property typically involves larger loans than single-family lending. In addition, and unlike loans made on the security of single family residences, repayment of loans made on the security of income-producing real property depends upon the ability of the related real estate project (i) to generate income sufficient to pay operating expenses and leasing commissions, to make necessary repairs, tenant improvements and capital improvements and to pay debt service and (ii) in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity by sale or refinancing. A number of factors, many beyond the control of the property owner, can affect the ability of an income-producing real estate project to generate sufficient net operating income to pay debt service and/or to maintain its value. Among these factors are economic conditions generally and in the area of the project, the age, quality and design of the project and the degree to which it competes with other projects in the area, changes or continued weakness in specific industry segments, increases in operating costs, the willingness and ability of the owner to provide capable property management and maintenance and, in the case of Mortgaged Properties that are retail, industrial/ warehouse or office properties, the degree to which the project's revenue is dependent upon a single tenant or user, a small group of tenants, tenants concentrated in a particular business or industry and the competition to any such tenants. If leases are not renewed or replaced, if tenants default and/or if rental rates fall and/or if operating expenses increase, the borrower's ability to repay the loan may be impaired and the resale value of the property, which is substantially dependent upon the property's ability to generate income, may decline. In addition, there are other factors, including changes in zoning or tax laws, the availability of credit for refinancing, and changes in interest rate levels that may adversely affect the value of a project (and thus the borrower's ability to sell or refinance) without necessarily affecting the ability to generate current income.

    In addition, particular types of income properties are exposed to particular risks. For instance, office properties may require their owners to expend significant amounts of cash to pay for general capital improvements, tenant improvements and costs of re-leasing space. Also, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Multifamily projects are part of a market that, in general, is characterized by low barriers to entry. Thus, a particular apartment market with historically low vacancies could experience substantial new construction, and a resultant oversupply of units, in a relatively short period of time. Since multifamily apartment units are typically leased on a short-term basis, the tenants who reside in a particular project within such a market may easily move to alternative projects with more desirable amenities or locations. Shopping centers, in general, are affected by the health of the retail industry, which is currently undergoing a consolidation and is experiencing changes due to the growing market share of "off-price" retailing, and a particular shopping center may be adversely affected by the bankruptcy or decline in drawing power of an anchor tenant, a shift in consumer demand due to demographic changes (for example, population decreases or changes in average age or income) and/or changes in consumer preference (for example, to discount retailers). Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment (for example, a decline in defense spending), and a particular industrial property that suited the needs of its original tenant may be difficult to re-let to another tenant or may become functionally obsolete relative to newer properties.

    In the case of retail properties, the failure of an anchor tenant to renew its lease, the termination of an anchor tenant's lease, the bankruptcy or economic decline of an anchor tenant, or the cessation of the business of an anchor at its store, notwithstanding its continued payment of rent after "going dark", can have a particularly negative effect on the economic performance of a shopping center property given the importance of anchor tenants in attracting traffic to other stores within the same shopping center. In addition, the failure of one or more major tenants, such as an anchor tenant, to operate from its premises may entitle other tenants to rent reductions or the right to terminate their leases.

    Mortgage Loans secured by liens on residential health care facilities pose risks not associated with loans secured by liens on other types of income-producing real estate. Providers of long-term nursing care, assisted living and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. The failure of any of such borrower to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Mortgaged Property (in which case no revenues would be received from such property or portion thereof requiring licensing) or, if applicable, bar it from participation in government reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee or any other purchaser at a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained or that the related Mortgaged Property would be adaptable to other uses. To the extent any nursing home receives a significant portion of its revenues from government reimbursement programs, primarily Medicaid and Medicare, such revenue may be subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there are currently under consideration various proposals in the United States Congress that could materially change or curtail those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive substantial revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Under applicable federal and state laws and regulations, including those that govern Medicare and Medicaid programs, only the provider who actually furnished the related medical goods and services may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.

    Various factors, including location, quality and franchise affiliation (or lack thereof), affect the economic viability of a hotel. Adverse economic conditions, either local, regional or national, may limit the amount that may be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels or motels can have similar effects. Because hotel rooms generally are rented for short periods of time, hotel properties tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. The successful operation of a hotel with a franchise affiliation may depend in part upon the strength of the franchisor, the public perception of the franchise service mark and the continued existence of any franchise license agreement. The transferability of a franchise license agreement may be restricted, and a lender or other person that acquires title to a hotel property as a result of foreclosure may be unable to succeed to the borrower's rights under any franchise license agreement. Furthermore, the ability of a hotel to attract customers, and some of such hotel's revenues, may depend in large part on its having a liquor license. Such a license may not be transferable (for example, in connection with a foreclosure). See "Risk Factors--Certain Mortgage Loans and Mortgaged Property; Obligor Default" in the Prospectus.

    RISKS PARTICULAR TO RETAIL PROPERTIES. In addition to risks generally associated with income-producing real estate, retail properties are also affected significantly by adverse changes in consumer spending patterns, local competitive conditions (such as the supply of retail space or the existence or construction of new competitive shopping centers or shopping malls), alternative forms of retailing (such as direct mail and video shopping networks which reduce the need for retail space by retail companies), the quality and philosophy of management, the attractiveness of the properties to tenants and their customers or clients, the public perception of the safety of customers at shopping malls and shopping centers, and the need to make major repairs or improvements to satisfy the needs of major tenants.

    Retail properties also are directly affected by the strength of retail sales generally. The retailing industry is currently undergoing consolidation due to many factors, including growth in discount retailing and mail order merchandisers. If the sales by tenants in the Mortgaged Properties that contain retail space were to decline, the rents that are based on a percentage of revenues may decline and tenants may be unable to pay the fixed portion of their rents or other occupancy costs. Retail properties may be adversely affected if a significant tenant ceases operations at such locations (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons), notwithstanding its continued payment of rent after "going dark". Significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at such property. In addition, certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant fails to renew or terminates its lease, becomes the subject of a bankruptcy proceeding or ceases operations at such property. In such cases, there can be no assurance that any such anchor tenants will continue to occupy space in the related shopping centers. For several Mortgage Loans, the land and improvements utilized by an anchor or other tenant are not subject to the related Mortgage.

    RISKS PARTICULAR TO MULTIFAMILY PROPERTIES. Adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged for rental units, may adversely affect tenants' ability to pay rent and may result in a reduction in timely rent payments or a reduction in occupancy levels without a corresponding decrease in expenses. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings, company relocations and closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. Multifamily apartment units are typically leased on a short-term basis, and consequently, the occupancy rate of a multifamily rental property may be subject to rapid decline, including for some of the foregoing reasons. In addition, the level of mortgage interest rates may encourage tenants in multifamily rental properties to purchase single-family housing rather than continue to lease housing or the characteristics of the neighborhood in which a multifamily rental property is located may change over time or in relation to newer developments. Further, the cost of operating a multifamily rental property may increase, including the cost of utilities and the costs of required capital expenditures. Also, multifamily rental properties may be subject to rent control laws which could impact the future cash flows of such properties.

    RISKS PARTICULAR TO OFFICE PROPERTIES. In addition to risks generally associated with income-producing real estate, mortgage loans secured by office properties are also affected significantly by adverse changes in population and employment growth (which generally creates demand for office space), local competitive conditions (such as the supply of office space or the existence or construction of new competitive office buildings), the quality and philosophy of management, the attractiveness of the properties to tenants and their customers or clients, the attractiveness of the surrounding neighborhood, and the need to make major repairs or improvements to satisfy the needs of major tenants. Office properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus noncompetitive. In addition, office properties may be adversely affected by an economic decline in the businesses operated by their tenants. Such decline may result in one or more significant tenants ceasing operations at such locations (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenants, such tenants' general cessation of business activities or for other reasons). The risk of such an economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    PROPERTY LOCATION AND CONDITION. The location and construction quality of a particular building may affect the occupancy level, the rents that may be charged and/or the performance of the occupants' businesses. The characteristics of an area or neighborhood in which a Mortgaged Property is located may change over time or in relation to competing facilities. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if the management company does not schedule and perform adequate maintenance in a timely fashion. The borrowers are generally required to keep the Mortgaged Properties in good repair. In addition, all the Mortgaged Properties have been inspected within the last 18 months and, as of the date of such inspection, show no material maintenance deficiencies. Although the Master Servicer or the Special Servicer, as applicable, will be required to inspect the Mortgaged Properties at least once every year, there can be no assurance that such inspections will detect damage or prevent a default. See "Description of the Mortgage Pool--Assessments of Property Condition" herein.

    COMPETITION. Other comparable multifamily/commercial properties located in the same areas compete with the Mortgaged Properties to attract residents, retail sellers, tenants, customers and/or guests. The leasing of real estate is highly competitive. The principal means of competition are price, location and the nature and condition of the facility to be leased. A borrower competes with all lessors and developers of comparable types of real estate in the area in which the related Mortgaged Property is located. Such lessors or developers could have lower rents, lower operating costs, more favorable locations or better facilities. While a borrower may renovate, refurbish or expand the related Mortgaged Property to maintain it and remain competitive, such renovation, refurbishment or expansion may itself entail significant risks. Increased competition could adversely affect income from and the market value of the Mortgaged Properties. In addition, the business conducted at each Mortgaged Property may face competition from other industries and industry segments.

    CHANGES IN LAWS. Increases in income, service or other taxes (other than real estate taxes) in respect of a Mortgaged Property generally are not passed through to tenants under leases and may adversely affect the related borrower's funds from operations. Similarly, changes in laws increasing the potential liability for environmental conditions existing on properties or increasing the restrictions on discharges or other conditions may result in significant unanticipated expenditures, which could adversely affect the borrowers' funds from operations. See "--Environmental Law Considerations" herein.

    UNINSURED LOSS; SUFFICIENCY OF INSURANCE. All the borrowers are required to maintain various types of casualty insurance with respect to the Mortgaged Properties. See "Servicing of the Mortgage Loans-- Maintenance of Insurance" herein. Certain types of losses, however, may be either uninsurable or not economically insurable, such as losses due to riots or acts of war or earthquakes. Should an uninsured loss occur, a borrower could lose both its investment in and its anticipated profits and cash flow from its Mortgaged Property, which would adversely affect the borrower's ability to make payments under its Mortgage Loan. In addition, there is a possibility of casualty losses with respect to the Mortgaged Property for which Insurance Proceeds may not be adequate. There can be no assurance that any loss incurred will not exceed the limits of policies obtained. In addition, although the Mortgage Loan Seller required that probable or bounded maximum loss studies be conducted for all of the 21 Mortgaged Properties located in the State of California, earthquake insurance is generally not required to be maintained by a borrower, even in respect of Mortgaged Properties located in California. See "Description of the Mortgage Pool-- Certain Terms and Conditions of the Mortgage Loans--Earthquake Analyses" herein.

    GEOGRAPHIC CONCENTRATION. Repayments by the borrowers and the market value of the Mortgaged Properties could be affected by economic conditions in regions where the Mortgaged Properties are located, conditions in the real estate markets where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, acts of nature (which may result in uninsured losses) and other factors particular to the locales of the respective Mortgaged Properties.

    The Mortgaged Properties are located in 36 states. However, 31 of the Mortgaged Properties, representing security for 9.7% of the Initial Pool Balance, are located in Florida; 36 of the Mortgaged Properties, representing security for 9.6% of the Initial Pool Balance are located in Texas; 19 of the Mortgaged Properties, representing security for 8.7% of the Initial Pool Balance, are located in New York; 21 of the Mortgaged Properties, representing security for 8.2% of the Initial Pool Balance, are located in California; seven of the Mortgaged Properties, representing security for 5.9% of the Initial Pool Balance are located in Maryland; and nine of the Mortgaged Properties, representing security for 5.9% of the Initial Pool Balance, are located in Pennsylvania.

    The economy of any state or region in which a Mortgaged Property is located may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such state or region. To the extent that a decline occurs in general economic or other relevant conditions in states or regions in which Mortgaged Properties securing significant portions of the aggregate unpaid principal balance of the Mortgage Pool are located, resulting in a decrease in the consumer demand for commercial property and/or housing in the region, the income from and market value of such Mortgaged Properties may be adversely affected.

    HIGHER THAN AVERAGE BALANCES. Certain groups of Cross-Collateralized Mortgage Loans (as defined herein) and several of the individual Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. See Annex A hereto. In mortgage pools with concentrations of loans having larger-than-average balances, adverse circumstances relating to an individual loan or group of cross-collateralized loans (such as a default or the occurrence of a material casualty event with respect to a related mortgaged property) having a larger-than-average balance can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of such pool were more evenly distributed.

    RISK OF CHANGES IN CONCENTRATIONS. If and as payments in respect of principal (including any voluntary principal prepayments and the principal portion of any Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) are received with respect to the Mortgage Loans, the remaining Mortgage Loans as a group may exhibit increased concentration with respect to the type of properties, property characteristics, number of borrowers and affiliated borrowers and geographic location. Because principal of the Sequential Pay Certificates is payable in sequential order, such Classes that have a lower sequential priority are relatively more likely to be exposed to any risks associated with changes in concentrations of loan or property characteristics.

    ZONING COMPLIANCE. Due to, among other reasons, changes in applicable building and zoning ordinances and codes ("Zoning Laws") affecting certain of the Mortgaged Properties which have come into effect after the construction of improvements on such Mortgaged Properties, certain improvements may not comply fully with current Zoning Laws, including density, use, parking and set back requirements, but qualify as permitted non-conforming uses and/or structures. Such changes may limit the ability of the borrower to rebuild the premises "as is" in the event of a substantial casualty loss with respect thereto.

    NONRECOURSE MORTGAGE LOANS. The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of Mortgage Loans that may permit recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be nonrecourse loans as to which recourse in the case of default will be limited to the related Mortgaged Property.

    ENVIRONMENTAL LAW CONSIDERATIONS. Contamination of real property may give rise to a lien on that property to assure payment of the cost of clean-up or, in certain circumstances, may result in liability to the lender for that cost. Such contamination may also reduce the value of a property. A "Phase I" environmental site assessment was performed at each of the Mortgaged Properties. See "Description of the Mortgage Pool--Assessments of Property Condition--Environmental Assessments" herein.

    The Pooling and Servicing Agreement requires that the Special Servicer obtain an environmental site assessment of a Mortgaged Property prior to taking possession of the property through foreclosure or otherwise or assuming control of its operation. Such requirement effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Servicing of the Mortgage Loans--Realization Upon Defaulted Mortgage Loans; Sale of Defaulted Mortgage Loans and REO Properties" herein and "Risk Factors--Environmental Risks" and "Certain Legal Aspects of Mortgage Loans--Environmental Matters" in the Prospectus.

    BALLOON PAYMENTS AND ANTICIPATED REPAYMENT DATES.  One hundred seventy-five
(175) of the Mortgage Loans, representing 61.3% of the Initial Pool Balance, will have substantial payments (that is, Balloon Payments) due at their respective stated maturities, in each case unless the Mortgage Loan is previously prepaid. In addition, 61 of the Mortgage Loans, representing 30.9% of the Initial Pool Balance, are ARD Loans which will have substantial scheduled principal balances as of their respective Anticipated Repayment Dates, in each case unless the Mortgage Loan is previously prepaid. One hundred sixteen (116) of the Balloon Loans and 36 of the ARD Loans, representing in the aggregate 55.6% of the Initial Pool Balance, will have Balloon Payments due or Anticipated Repayment Dates scheduled, as the case may be, during the period from July 2007 through January 2008. Mortgage Loans with Balloon Payments involve a greater risk to the lender than fully amortizing loans, because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property at a price sufficient to permit the borrower to make the Balloon Payment. Similarly, the ability of a borrower to repay an ARD Loan on the related Anticipated Repayment Date will depend on its ability to either refinance the Mortgage Loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors occurring at the time of attempted sale or refinancing, including the level of available mortgage rates, the fair market value of the property, the borrower's equity in the related property, the financial condition of the borrower and operating history of the property, tax laws, prevailing economic conditions and the availability of credit for multifamily or commercial properties, as the case may be. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans" herein.

    In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement permits the Special Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is imminent; subject, however, to the limitations described under "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" and "--The Controlling Class Representative" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

    RISK OF SUBORDINATED DEBT. To the Depositor's knowledge, only one of the Mortgaged Properties, representing security for a Mortgage Loan with a Cut-off Date Balance of $16,166,316, is encumbered by $1,674,675 of subordinated debt. The existence of subordinated debt encumbering any Mortgaged Property may increase the difficulty of refinancing the related Mortgage Loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt has filed for bankruptcy or been placed in involuntary receivership, foreclosing on the Mortgaged Property could be delayed. See "Certain Legal Aspects of Mortgage Loans--Secondary Financing; Due-On-Encumbrance Provisions" in the Prospectus. In addition, in several cases, ownership interests in certain borrowers under the Mortgage Loans have been pledged to secure debt of the related principals.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

    The Mortgage Pool will consist of 259 Mortgage Loans, with an Initial Pool Balance of $1,727,817,629, which equals the aggregate Cut-off Date Balance of such Mortgage Loans. The Cut-off Date Balances of the Mortgage Loans range from $613,738 to $62,467,513, and the Mortgage Loans have an average Cut-off Date Balance of $6,671,111. FOR PURPOSES OF CALCULATIONS HEREIN, AS SHOWN ON ANNEX A HERETO, EACH OF THE MORTGAGE LOANS IS DEEMED TO BE SECURED BY ONE MORTGAGED PROPERTY, WHETHER OR NOT SUCH MORTGAGED PROPERTY IS COMPRISED OF MORE THAN ONE PARCEL. IN THE CASE OF MORTGAGE LOANS SECURED BY MULTIPLE MORTGAGED PROPERTIES LOCATED IN MORE THAN ONE STATE, SUCH MORTGAGED PROPERTIES ARE, FOR PURPOSES OF CALCULATIONS HEREIN, DEEMED TO BE LOCATED ONLY IN THE STATE OF THE MORTGAGED PROPERTY OR PROPERTIES HAVING THE HIGHEST APPRAISED VALUE. ALL NUMERICAL INFORMATION PROVIDED HEREIN WITH RESPECT TO THE MORTGAGE LOANS IS PROVIDED ON AN APPROXIMATE BASIS. ALL WEIGHTED AVERAGE INFORMATION PROVIDED HEREIN WITH RESPECT TO THE MORTGAGE LOANS REFLECTS WEIGHTING BY RELATED CUT-OFF DATE BALANCE. ALL PERCENTAGES OF THE MORTGAGE POOL, OR ANY SPECIFIED SUB-GROUP THEREOF, REFERRED TO HEREIN WITHOUT FURTHER DESCRIPTION ARE APPROXIMATE PERCENTAGES BY AGGREGATE CUT-OFF DATE BALANCE.

    Each of the Mortgage Loans is evidenced by a promissory note (each a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on the related borrower's fee simple estate (or, in the case of 12 Mortgage Loans, representing 4.4% of the Initial Pool Balance, on the related borrower's leasehold estate) in an income-producing real property (each, a "Mortgaged Property").

    Set forth below are the number of Mortgage Loans, and the approximate percentage of the Initial Pool Balance represented by such Mortgage Loans, that are secured by Mortgaged Properties operated for each indicated purpose:

                                                                   NUMBER OF     PERCENTAGE OF
                                                                   MORTGAGE      INITIAL POOL
PROPERTY TYPE                                                        LOANS          BALANCE
---------------------------------------------------------------  -------------  ---------------
Retail.........................................................          103            46.0%
Multifamily....................................................           74            24.6%
Office.........................................................           49            15.0%
Hospitality....................................................            9             6.5%
Industrial/Warehouse...........................................           16             5.7%
Health Care....................................................            3             1.3%
Self Storage...................................................            3             0.6%
Mobile Home Park...............................................            1             0.2%
Parking Garage.................................................            1             0.1%

    The Mortgaged Properties are located throughout 36 states. Set forth below are the number of Mortgage Loans, and the approximate percentage of the Initial Pool Balance represented by such Mortgage Loans, that are secured by Mortgaged Properties located in the states with concentrations of Mortgage Loans above 5.0% (based on Cut-off Date Balance):

                                                                    NUMBER OF      PERCENTAGE OF
                                                                    MORTGAGE       INITIAL POOL
STATE                                                                 LOANS           BALANCE
---------------------------------------------------------------  ---------------  ---------------
Florida........................................................            31              9.7%
Texas..........................................................            36              9.6%
New York.......................................................            19              8.7%
California.....................................................            21              8.2%
Maryland.......................................................             7              5.9%
Pennsylvania...................................................             9              5.9%

    No Mortgage Loan or group of Mortgage Loans to one borrower or group of affiliated borrowers exceeds 3.62% of the Initial Pool Balance. See "--Additional Mortgage Loan Information."

    In the case of one Mortgage Loan, which represents 3.62% of the Initial Pool Balance, an affiliate of the Depositor and the Underwriter controls a general partner of the related borrower. In addition, an affiliate of the Depositor and the Underwriter is providing $24,500,000 of mezzanine financing to principals of the Mortgage Loan borrower. Upon a default under the mezzanine loan, the mezzanine lender could become the managing general partner of the Mortgage Loan borrower.

MORTGAGE LOAN HISTORY

    The Mortgage Loans will be acquired by the Depositor from the Mortgage Loan Seller, which either originated each Mortgage Loan or acquired it in connection with its commercial and multifamily mortgage loan conduit program. All of the Mortgage Loans were originated in 1997 or 1998.

    None of the Mortgage Loans was 30 days or more delinquent in respect of any scheduled payment of principal and interest as of the Cut-off Date, and no Mortgage Loan has been more than 30 days delinquent in respect of any scheduled payment of principal and interest during the 12 months preceding the Cut-off Date.

CERTAIN TERMS AND CONDITIONS OF THE MORTGAGE LOANS

    MORTGAGE RATES; CALCULATIONS OF INTEREST. All of the Mortgage Loans bear interest at Mortgage Rates that will remain fixed for their remaining terms, except that, after their respective Anticipated Repayment Dates, the ARD Loans will accrue interest at a higher rate per annum as described below. As used herein, the term "Mortgage Rate" does not include the incremental increase in the rate at which interest may accrue on any ARD Loan after its Anticipated Repayment Date. See "--ARD Loans" below. Sixty-six (66) of the Mortgage Loans, representing 23.7% of the Initial Pool Balance, accrue interest on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis"), and 193 of the Mortgage Loans, representing 76.3% of the Initial Pool Balance, accrue interest on the basis of the actual number of days elapsed over a 360 day year (an "Actual/360 basis").

    DUE DATES. All of the Mortgage Loans have Due Dates (that is, the dates upon which the related Monthly Payments first become due) that occur on the first day of each month.

    ARD LOANS. Sixty-one (61) of the Mortgage Loans (the "ARD Loans"), representing 30.9% of the Initial Pool Balance, provide for changes in their payments and their accrual of interest if, in each such case, the particular Mortgage Loan is not paid in full by a specified date (the "Anticipated Repayment Date"). Each ARD Loan will bear interest at its related Mortgage Rate until its Anticipated Repayment Date. Commencing on the respective Anticipated Repayment Date, each ARD Loan will bear interest at a fixed per annum rate (the "Revised Rate") generally equal to the greater of the related Mortgage Rate plus two or more percentage points and the then current applicable treasury rate plus two or more percentage points. The interest accrued at the excess of the Revised Rate over the Mortgage Rate (such interest, the "Additional Interest"; and such difference in rate, the "Additional Interest Rate") will be deferred until the principal of such Mortgage Loan is paid in full and, in some cases, may itself accrue interest at the Revised Rate. Non-payment of such Additional Interest will not constitute a default under such Mortgage Loan prior to the related maturity date. Prior to the Anticipated Repayment Date, borrowers under ARD Loans will be required to enter into a lockbox agreement whereby all revenue will be deposited directly into a designated account (the "Lockbox Account") controlled by the Master Servicer. From and after the Anticipated Repayment Date, in addition to paying interest (at the Mortgage Rate) and principal (based on the amortization schedule), the related borrower generally will be required to apply all remaining monthly cash flow from the related Mortgaged Property, if any, after paying all permitted operating expenses and capital expenditures, to pay principal on the Mortgage Loan until the Mortgage Loan is paid in full. As described below, ARD Loans generally permit the related borrower to prepay the Mortgage Loan without payment of a Prepayment Premium or Yield Maintenance Charge beginning three to six months prior to the Anticipated Repayment Date. The Anticipated Repayment Date for each ARD Loan is listed in Annex A.

    AMORTIZATION OF PRINCIPAL. One hundred seventy-five (175) of the Mortgage Loans (the "Balloon Loans"), representing 61.3% of the Initial Pool Balance, provide for Monthly Payments based on amortization schedules significantly longer than their respective terms to maturity. Sixty-one (61) of the Mortgage Loans, representing 30.9% of the Initial Pool Balance, are ARD Loans. Twenty-three (23) of the Mortgage Loans, representing 7.8% of the Initial Pool Balance, are self-amortizing. See "Risk Factors-- Balloon Payments and Anticipated Repayment Dates" herein.

    PREPAYMENT PROVISIONS. As of the Cut-off Date, all of the Mortgage Loans restrict or prohibit voluntary principal prepayments in one of the following ways: (i) 258 Mortgage Loans, representing 98.9% of the Initial Pool Balance, currently prohibit voluntary prepayments of principal for a period (a "Lockout Period") ending on a date specified in the related Mortgage Note and thereafter, in general, require that prepayments made for most of their respective terms to maturity be accompanied by a Prepayment Premium and/or Yield Maintenance Charge in excess of the amount prepaid and, in some cases, with respect to Defeasance Loans (as defined below), require the pledging of Defeasance Collateral (also as defined below); and (ii) one Mortgage Loan, representing 1.1% of the Initial Pool Balance, currently permits voluntary principal payments provided that the prepayment is accompanied by a Yield Maintenance Charge or a Prepayment Premium for most of their respective terms to maturity. With respect to the 69 Mortgage Loans which impose Yield Maintenance Charges, 68 of such Mortgage Loans (representing 22.2% of the Initial Pool Balance) provide for the calculation of the Yield Maintenance Charge using a discount rate equal to the applicable Treasury Rate (as set forth in the related Mortgage Note), and one of such Mortgage Loans (representing 0.7% of the Initial Pool Balance) provides for the calculation of the Yield Maintenance Charge using a discount rate equal to the applicable Treasury Rate plus 0.35%. See "-- Additional Mortgage Loan Information" herein. Prepayment Premiums and Yield Maintenance Charges, if and to the extent collected, will be distributed to the holders of the Offered Certificates as and to the extent described herein under "Description of the Certificates--Distributions--Allocation of Prepayment Premiums and Yield Maintenance Charges". Neither the Depositor nor the Underwriter makes any representation as to the enforceability of the provisions of any Mortgage Note requiring the payment of a Prepayment Premium or Yield Maintenance Charge, or of the collectability of any Prepayment Premium or Yield Maintenance Charge.

    One hundred seventy-eight (178) of the Mortgage Loans (the "Defeasance Loans"), representing 71.7% of the Initial Pool Balance, provide that the holder of the Mortgage, following notice from the borrower that the borrower intends to prepay the Mortgage Loan as permitted by the related Mortgage Note, may require the borrower, in lieu of prepayment, to pledge to such holder "Defeasance Collateral" and thereupon obtain a release of the Mortgaged Property from the lien of the related Mortgage. In general, "Defeasance Collateral" is required to consist of direct, non-callable United States Treasury obligations that provide for payments prior, but as close as possible, to all successive Due Dates (including the scheduled maturity date), with each such payment being equal to or greater than (with any excess to be returned to the borrower) the Monthly Payment (including, in the case of the scheduled maturity date, any Balloon Payment) due on such date. The Pooling and Servicing Agreement will require the Master Servicer or the Special Servicer to require each borrower under a Defeasance Loan that proposes to prepay its Mortgage Loan to pledge instead Defeasance Collateral, but in each case subject to certain conditions, including
(i) that the defeasance would not have an adverse effect on the REMIC status of any of REMIC I, REMIC II or REMIC III (accordingly, no defeasance would be required prior to the second anniversary of the Closing Date) and (ii) receipt of confirmation from each Rating Agency that acceptance of a pledge of the Defeasance Collateral in lieu of a full prepayment will not result in a qualification, downgrade or withdrawal of any rating then assigned by it to any Class of Certificates.

    Neither the Master Servicer nor the Special Servicer will be permitted to waive or modify the terms of any Mortgage Loan prohibiting voluntary prepayments during a Lockout Period or requiring the payment of a Prepayment Premium or Yield Maintenance Charge except under the circumstances described in "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein.

    SECONDARY FINANCING. To the Depositor's knowledge, only one of the Mortgaged Properties, representing security for a Mortgage Loan with a Cut-off Date Balance of $16,166,316, is encumbered by subordinated debt in the amount of $1,674,675. All of the Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the lender's consent prior to so encumbering such property. See "--Due-on-Sale and Due-on-Encumbrance Provisions" below.

    NONRECOURSE OBLIGATIONS. The Mortgage Loans are generally nonrecourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related Mortgage Loan, the holder thereof may look only to the related Mortgaged Property for satisfaction of the borrower's obligations. In addition, in those cases where recourse to a borrower or guarantor is purportedly permitted, the Depositor has not undertaken an evaluation of the financial condition of any such person, and prospective investors should thus consider all of the Mortgage Loans to be nonrecourse.

    "DUE-ON-SALE" AND "DUE-ON-ENCUMBRANCE" PROVISIONS. All of the Mortgages contain "due-on-sale" and "due-on-encumbrance" clauses that, in general, permit the holder of the Mortgage to accelerate the maturity of the related Mortgage Loan if the borrower sells or otherwise transfers or encumbers the related Mortgaged Property or prohibit the borrower from doing so without the consent of the holder of the Mortgage. However, subject to the satisfaction of certain specified conditions, certain of the Mortgage Loans permit one or more transfers of the related Mortgaged Property. As provided in the Pooling and Servicing Agreement, the Master Servicer or the Special Servicer, on behalf of the Trust Fund, will determine, in a manner consistent with the Servicing Standard (as defined herein) whether to exercise any right the holder of any Mortgage may have under any such clause to accelerate payment of the related Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related Mortgaged Property. See "Risk Factors--Enforceability" in the Prospectus.

    CROSS-DEFAULT AND CROSS-COLLATERALIZATION OF CERTAIN MORTGAGE LOANS. The Mortgage Pool includes ten separate sets of mortgage loans (the "Cross-Collateralized Mortgage Loans"), representing 1.3%, 1.1%, 0.8%, 0.8%, 0.6%, 0.3%, 0.3%, 0.3%, 0.1% and 0.1%, respectively, of the Initial Pool Balance, that are, solely as among the mortgage loans in each such particular set, cross-collateralized and cross-defaulted with each other as indicated in Annex A. With respect to any such set of Cross-Collateralized Mortgage Loans, the mortgage loans therein will be treated as separate "Mortgage Loans" if their monetary terms differ and as a single "Mortgage Loan" if their monetary terms are identical. No Mortgage Loans are cross-collateralized or cross-defaulted with any loans which are not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a default with respect to any of such Cross-Collateralized Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

ASSESSMENTS OF PROPERTY CONDITION

    PROPERTY INSPECTIONS. All of the Mortgaged Properties were inspected in connection with the origination or acquisition of the related Mortgage Loans to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the Offered Certificates and for which adequate reserves have not been established.

    APPRAISALS. All of the Mortgaged Properties were appraised by a state certified appraiser or an appraiser belonging to the Appraisal Institute. The primary purpose of each appraisal was to provide an opinion of the fair market value of the related Mortgaged Property. There can be no assurance that another appraiser would have arrived at the same opinion of value.

    ENVIRONMENTAL ASSESSMENTS. A "Phase I" environmental site assessment was performed with respect to all the Mortgaged Properties in connection with the origination of the related Mortgage Loans. In certain cases, additional environmental testing, as recommended by such "Phase I" assessment, was performed. In each case where environmental assessments recommended remediation, the originator determined that the necessary remediation had been undertaken in a satisfactory manner, was being undertaken in a satisfactory manner or that such remediation would be adequately addressed post-closing. In some instances, the originator required that reserves be established to cover the estimated cost of such remediation. In two cases, such reserves exceeded $100,000.

    ENGINEERING ASSESSMENTS. In connection with the origination of each Mortgage Loan, a licensed engineer inspected the related Mortgaged Property to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. The resulting reports indicated certain deferred maintenance items and/or recommended capital improvements with respect to certain of the Mortgaged Properties. Generally, with respect to such Mortgaged Properties, the related borrowers were required to deposit with the lender an amount equal to at least 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion.

    EARTHQUAKE ANALYSES. An architectural and engineering consultant performed an analysis on all of the 21 Mortgaged Properties located in the State of California in order to evaluate the structural and seismic condition of the property and to assess, based primarily on statistical information, the maximum probable or bounded loss for the property in an earthquake scenario. The resulting reports, which were prepared not earlier than March 1997, concluded that in the event of an earthquake, only one of such Mortgaged Properties is likely to suffer a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements. Such Mortgaged Property is covered by earthquake insurance in an amount at least equal to the outstanding principal balance of the related Mortgage Loan and is required to be covered by such insurance through the maturity date thereof.

ADDITIONAL MORTGAGE LOAN INFORMATION

    THE MORTGAGE POOL. For a detailed presentation of certain of the characteristics of the Mortgage Loans and the Mortgaged Properties, on an individual basis, see Annex A hereto. Certain additional information regarding the Mortgage Loans is contained herein under "--Assignment of the Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases," and in the Prospectus under "Security for the Bonds and Certificates" and "Certain Legal Aspects of Mortgage Loans."

    Each of the following tables sets forth certain characteristics of the Mortgage Pool presented, where applicable, as of the Cut-off Date. For purposes of the tables and Annex A:

        (i) References to "DSC Ratio" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the mortgage loan) to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. The DSC Ratio for any Mortgage Loan is the ratio of "Net Cash Flow" produced by the related Mortgaged Property to the annualized amount of debt service that will be payable under that Mortgage Loan commencing after the origination date. The Net Cash Flow for a Mortgaged Property is the "net cash flow" of such Mortgaged Property as set forth in, or determined by the Mortgage

    Loan Seller on the basis of, Mortgaged Property operating statements, generally unaudited, supplied by the related borrower and, in the case of multifamily, retail, mobile home park, industrial/ warehouse, self storage and office properties (each a "Rental Property"), certified rent rolls (as applicable) supplied by the related borrower. In general, the Mortgage Loan Seller relied on full year operating statements, rolling 12-month operating statements and/or applicable year-to-date financial statements, if available, and on rent rolls (for all Rental Properties) that were current as of a date not earlier than six months prior to the respective date of origination in determining Net Cash Flow for the Mortgaged Properties. References to "Cut-off Date DSC Ratio" are references to the DSC Ratio as of the Cut-off Date.

        In general, "net cash flow" is the revenue derived from the use and operation of a Mortgaged Property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and replacement reserves and an allowance for vacancies and credit losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures, but does reflect reserves for replacements and an allowance for vacancies and credit losses.

        In determining the "revenue" component of Net Cash Flow for each Rental Property, the Mortgage Loan Seller generally relied on the most recent rent roll (as applicable) supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of the Mortgaged Properties securing certain anchored shopping centers and certain single tenant properties, space occupied by such anchor or single tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the Mortgage Loan Seller's underwriting standards. In determining rental revenue for multifamily, self storage and mobile home park properties, the Mortgage Loan Seller either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other Rental Properties, the applicable Mortgage Loan Seller generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates) of the leases shown thereon. In the case of hospitality properties, gross receipts were determined on the basis of historical operating levels shown on the borrower-supplied 12-month trailing operating statements. In the case of residential health care facilities, receipts were based on historical occupancy levels, historical operating revenues and the then current occupancy rates (with private occupancy rates within the then current market ranges and vacancy levels at a minimum of 5%). In general, any non-recurring items and non-property related revenue were eliminated from the calculation except in the case of residential health care facilities.

        In determining the "expense" component of Net Cash Flow for each Mortgaged Property, the Mortgage Loan Seller generally relied on full-year or year-to-date financial statements, rolling 12-month operating statements and/or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b) property management fees were generally assumed to be 4% to 5% of effective gross revenue (except with respect to hospitality properties, where a minimum of 4% of gross receipts was assumed, and except with respect to the Mortgaged Properties securing certain single tenant properties, where fees as low as 2% of effective gross receipts were assumed), (c) assumptions generally were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were generally assumed to include annual replacement reserves equal to (1) in the case of retail, office and industrial/ warehouse properties, not less than $0.09 and not more than $0.47 per square foot net rentable commercial area, (2) in the case of multifamily properties, not less than $150 or more than $403 per residential unit per year, depending on the condition of the property, (3) in the case of hospitality properties, generally 4% of the gross revenues received by the property owner on an ongoing basis, (4) in the case of residential healthcare facilities, $257 to $350 per bed per year, (5) in the case of the mobile home parks, $35 per pad per year and (6) in the case of self storage facilities, not less than $0.10 or more than $0.20 per square foot per year. In addition, in some instances, the Mortgage Loan Seller recharacterized as capital expenditures those items reported by borrowers as operating expenses (thus increasing "net cash flow") where the Mortgage Loan Seller determined appropriate.

        THE BORROWERS' FINANCIAL INFORMATION USED TO DETERMINE NET CASH FLOW WAS IN MOST CASES UNAUDITED, AND NEITHER THE MORTGAGE LOAN SELLER NOR THE DEPOSITOR VERIFIED THEIR ACCURACY.

        (ii) References to "Cut-off Date LTV Ratio" are references to the ratio, expressed as a percentage, of the Cut-off Date Balance of a Mortgage Loan to the appraised value of the related Mortgaged Property as shown on the most recent third-party appraisal thereof available to the Mortgage Loan Seller.

        (iii) References to "Maturity Date LTV Ratio" are references to the ratio, expressed as a percentage, of the expected balance of a Balloon Loan on its scheduled maturity date (prior to the payment of any Balloon Payment) to the appraised value of the Mortgaged Property as shown on the most recent third-party appraisal thereof available to the related Mortgage Loan Seller prior to the Cut-off Date.

        (iv) References to "Loan per Sq. Ft.," "Unit," "Bed," "Pad" or "Room" are, for each Mortgage Loan secured by a lien on a multifamily property (including a mobile home park), hospitality property or healthcare facility, respectively, references to the Cut-off Date Balance of such Mortgage Loan divided by the number of dwelling units, pads, guest rooms or beds, respectively that the related Mortgaged Property comprises, and, for each Mortgage Loan secured by a lien on a retail, industrial/ warehouse, self storage or office property, references to the Cut-off Date Balance of such Mortgage Loan divided by the net rentable square foot area of the related Mortgaged Property.

        (v) References to "Year Built" are references to the year that a Mortgaged Property was originally constructed or substantially renovated. With respect to any Mortgaged Property which was constructed in phases, the "Year Built" refers to the year that the first phase was originally constructed.

        (vi) References to "weighted average" or "wtd. avg."are references to averages weighted on the basis of the Cut-off Date Balances of the related Mortgage Loans.

        (vii) References to "Underwriting Reserves" represent estimated annual capital costs, as used by the Mortgage Loan Seller in determining Net Cash Flow.

        (viii) References to "Administrative Cost Rate" for each Mortgage Loan represent the sum of the Master Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate.

        (ix) References to "Original Amortization Term" represent, with respect to each Mortgage Loan, the number of months from origination to the month in which such Mortgage Loan would fully amortize in accordance with such loan's amortization schedule, without regard to any Balloon Payment, if any, due on such Mortgage Loan and assuming no prepayments of principal and no defaults.

        (x) References to "Remaining Amortization Term" represent, with respect to each Mortgage Loan, the number of months remaining from the Cut-off Date to the month in which such Mortgage Loan would fully amortize in accordance with such loan's amortization schedule, without regard to any Balloon Payment, if any, due on such Mortgage Loan and assuming no prepayments of principal and no defaults.

        (xi) References to "L(v)" represent, with respect to any Mortgage Loan, a period of v years during which prepayments of principal are prohibited. References to "I%(w)" represent, with respect to any Mortgage Loan, a period of w years during which prepayments of principal are permitted, but must be accompanied by a Prepayment Premium equal to I% of the principal prepaid. References to "YM1% (x)" represent, with respect to any Mortgage Loan, a period of x years during which prepayments of principal are permitted, but must be accompanied by an amount that constitutes the greater of a Yield Maintenance Charge and 1.0% of the principal prepaid. References to "YM (y)" represent, with respect to any Mortgage Loan, a period of y years during which prepayments of principal are permitted, but must be accompanied by an amount that constitutes a Yield Maintenance Charge. References to "O(z)" represent, with respect to any Mortgage Loan, a period of z years during which prepayments of principal are permitted without the payment of any Prepayment Premium or Yield Maintenance Charge and no defeasance can be required. References to "< YMx%" represent, with respect to any Mortgage Loan, the lesser of (a) an amount that constitutes a Yield Maintenance Charge and (b) x% of the principal prepaid.

        (xii) References to "DEF" represent, with respect to each applicable Mortgage Loan, the right of the related holder of the Mortgage (i.e. the Master Servicer on behalf of the Trust Fund for the benefit of the Certificateholders) to require the related borrower, in lieu of prepayment, to pledge to such holder Defeasance Collateral during the period in which a Prepayment Premium or Yield Maintenance Charge is required.

        (xiii) References to "Occupancy Percentage" or "Occupancy Rate" are, with respect to any Mortgaged Property, references to (A) in the case of multifamily properties and assisted living/ congregate care facilities, the percentage of units rented, (B) in the case of office and retail properties, the percentage of the net rentable square footage rented, and (C) in the case of self-storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented (depending on borrower reporting).

        (xiv) References to "Remaining Term to Maturity" are references to the remaining term to maturity for each Mortgage Loan (or the remaining number of months to the Anticipated Repayment Date with respect to each ARD Loan).

        (xv) References to "Original Term to Maturity" are references to the term from origination to maturity for each Mortgage Loan (or the term from origination to the Anticipated Repayment Date with respect to each ARD
    Loan).

        (xvi) References to "Capital Imp. Reserve" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

        (xvii) References to "Replacement Reserve" are references to funded reserves escrowed for ongoing items such as repairs and replacements, including, in the case of hospitality properties, reserves for furniture, fixtures and equipment. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

        (xviii) References to "TI/LC Reserve" are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

        (xix) References to "Original Interest-Only Period" are, with respect to any Mortgage Loan, references to the period following the related origination date during which Monthly Payments of interest only are required.

        (xx) References to "Remaining Interest-Only Period" are, with respect to any Mortgage Loan, references to the period following the Cut-off Date during which Monthly Payments of interest only are required.

    The sum in any column of any of the following tables may not equal the indicated total due to rounding.

                            MORTGAGE LOANS BY STATE
                              (ALL MORTGAGE LOANS)

                                                                AGGREGATE      % BY AGGREGATE      AVERAGE       HIGHEST
                                                 NUMBER       CUT-OFF DATE      CUT-OFF DATE     CUT-OFF DATE  CUT-OFF DATE
STATES                                          OF LOANS         BALANCE           BALANCE         BALANCE       BALANCE
--------------------------------------------  -------------  ---------------  -----------------  ------------  ------------
AL..........................................            5    $    21,399,669            1.2%     $  4,279,934  $  7,991,175
AR..........................................            2          9,471,056            0.5         4,735,528     6,481,655
AZ..........................................           11         61,516,077            3.6         5,592,371    10,389,298
CA..........................................           21        141,750,900            8.2         6,750,043    19,988,861
CO..........................................            5         18,103,606            1.0         3,620,721     6,569,962
CT..........................................           11         63,483,908            3.7         5,771,264    18,268,365
DE..........................................            1          9,483,391            0.5         9,483,391     9,483,391
FL..........................................           31        167,189,007            9.7         5,393,194    19,962,785
GA..........................................            9         50,605,849            2.9         5,622,872    13,698,851
IA..........................................            1          4,075,713            0.2         4,075,713     4,075,713
IL..........................................            4         50,645,660            2.9        12,661,415    20,360,654
IN..........................................            7         41,747,745            2.4         5,963,964    12,992,477
KS..........................................            3          8,747,551            0.5         2,915,850     3,307,992
KY..........................................            2          7,833,563            0.5         3,916,782     4,095,681
LA..........................................            1          1,998,192            0.1         1,998,192     1,998,192
MA..........................................            7         52,710,608            3.1         7,530,087    14,552,151
MD..........................................            7        101,802,351            5.9        14,543,193    62,467,513
MI..........................................            1          5,391,781            0.3         5,391,781     5,391,781
MN..........................................            4         24,274,852            1.4         6,068,713    11,433,232
MO..........................................            6         36,902,618            2.1         6,150,436    17,767,252
NC..........................................            4         37,046,126            2.1         9,261,532    11,986,547
NE..........................................            2          5,235,617            0.3         2,617,809     2,741,584
NJ..........................................            6         58,367,545            3.4         9,727,924    18,309,365
NV..........................................            6         70,323,370            4.1        11,720,562    16,086,751
NY..........................................           19        149,964,407            8.7         7,892,864    22,622,349
OH..........................................            6         69,858,309            4.0        11,643,051    41,975,309
OK..........................................            1          4,492,874            0.3         4,492,874     4,492,874
OR..........................................            2         11,242,128            0.7         5,621,064     6,994,419
PA..........................................            9        101,156,192            5.9        11,239,577    33,180,421
SC..........................................            8         25,250,954            1.5         3,156,369     4,444,963
TN..........................................            8         54,831,685            3.2         6,853,961    18,940,051
TX..........................................           36        165,355,044            9.6         4,593,196    19,227,633
UT..........................................            2         30,932,447            1.8        15,466,223    17,944,805
VA..........................................            5         19,105,712            1.1         3,821,142     7,741,368
WA..........................................            5         39,527,698            2.3         7,905,540    19,460,119
WV..........................................            1          5,993,427            0.3         5,993,427     5,993,427
                                                      ---    ---------------          -----      ------------  ------------
Total/Avg/Wtd. Avg./Min/Max:................          259    $ 1,727,817,629          100.0%     $  6,671,111  $ 62,467,513
                                                      ---    ---------------          -----      ------------  ------------
                                                      ---    ---------------          -----      ------------  ------------

                                                 WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
                                               CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
STATES                                           LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)
--------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
AL..........................................          74.6%            79.6%            1.35x            1.25x           97.5%
AR..........................................          59.7             60.9             1.37             1.32            90.9
AZ..........................................          74.9             80.0             1.31             1.23            98.8
CA..........................................          73.0             79.9             1.33             1.20            96.8
CO..........................................          74.4             78.6             1.40             1.26            95.5
CT..........................................          70.6             76.5             1.31             1.24            91.7
DE..........................................          77.4             77.4             1.25             1.25            98.4
FL..........................................          74.2             80.0             1.35             1.20            95.4
GA..........................................          75.6             79.9             1.32             1.22            97.0
IA..........................................          74.8             74.8             1.28             1.28           100.0
IL..........................................          76.0             79.8             1.34             1.23            97.0
IN..........................................          76.1             79.3             1.33             1.25            96.2
KS..........................................          72.7             78.0             1.44             1.26            96.0
KY..........................................          74.8             77.4             1.27             1.24           100.0
LA..........................................          71.4             71.4             1.36             1.36            84.0
MA..........................................          72.0             79.5             1.36             1.25            93.9
MD..........................................          66.9             74.8             1.40             1.31            91.3
MI..........................................          80.0             80.0             1.35             1.35            99.3
MN..........................................          70.7             80.0             1.41             1.22            93.6
MO..........................................          73.8             79.9             1.28             1.22            97.2
NC..........................................          73.3             74.9             1.28             1.24            93.3
NE..........................................          73.1             78.8             1.28             1.21            93.9
NJ..........................................          72.8             80.0             1.31             1.19            97.8
NV..........................................          78.6             80.0             1.29             1.20            93.2
NY..........................................          71.4             79.9             1.35             1.23            97.6
OH..........................................          71.9             79.9             1.32             1.22            98.3
OK..........................................          66.1             66.1             1.72             1.72            96.3
OR..........................................          71.1             72.1             1.28             1.26            96.1
PA..........................................          75.3             80.0             1.27             1.21            95.9
SC..........................................          70.2             78.8             1.42             1.22            95.8
TN..........................................          65.4             79.8             1.53             1.20            97.4
TX..........................................          74.9             79.9             1.37             1.21            94.3
UT..........................................          72.7             74.8             1.54             1.49          --
VA..........................................          74.1             79.4             1.34             1.23            95.9
WA..........................................          73.6             75.0             1.29             1.23            97.4
WV..........................................          76.8             76.8             1.33             1.33           100.0
                                                       ---              ---              ---              ---           -----
Total/Avg/Wtd. Avg./Min/Max:................          73.0%            80.0%            1.35x            1.19x           95.7%
                                                       ---              ---              ---              ---           -----
                                                       ---              ---              ---              ---           -----

                                               WTD.AVG.
                                               MORTGAGE
STATES                                           RATE
--------------------------------------------  -----------
AL..........................................       7.569%
AR..........................................       7.797
AZ..........................................       7.711
CA..........................................       7.696
CO..........................................       8.204
CT..........................................       7.947
DE..........................................       7.650
FL..........................................       7.530
GA..........................................       7.621
IA..........................................       7.440
IL..........................................       7.514
IN..........................................       7.388
KS..........................................       7.387
KY..........................................       8.232
LA..........................................       7.990
MA..........................................       7.475
MD..........................................       7.692
MI..........................................       7.390
MN..........................................       7.522
MO..........................................       7.505
NC..........................................       7.456
NE..........................................       7.926
NJ..........................................       7.517
NV..........................................       7.092
NY..........................................       7.754
OH..........................................       7.263
OK..........................................       7.190
OR..........................................       7.265
PA..........................................       7.838
SC..........................................       7.488
TN..........................................       7.665
TX..........................................       7.616
UT..........................................       7.422
VA..........................................       7.438
WA..........................................       7.722
WV..........................................       7.770
                                                   -----
Total/Avg/Wtd. Avg./Min/Max:................       7.603%
                                                   -----
                                                   -----

------------------------------
(1) Occupancy Rates were calculated without reference to hospitality properties.

                        MORTGAGE LOANS BY PROPERTY TYPE
                              (ALL MORTGAGE LOANS)

                                                              AGGREGATE      % BY AGGREGATE      AVERAGE       HIGHEST
                                               NUMBER       CUT-OFF DATE      CUT-OFF DATE     CUT-OFF DATE  CUT-OFF DATE
PROPERTY TYPE                                 OF LOANS         BALANCE           BALANCE         BALANCE       BALANCE
------------------------------------------  -------------  ---------------  -----------------  ------------  ------------
Retail....................................          103    $   794,888,630           46.0%     $  7,717,365  $ 62,467,513
Multifamily...............................           74        424,641,846           24.6         5,738,403    33,180,421
Office....................................           49        258,522,386           15.0         5,275,967    18,471,844
Hotel.....................................            9        112,298,053            6.5        12,477,561    20,360,654
Industrial/W'hse..........................           16         97,954,817            5.7         6,122,176    17,735,508
Health Care...............................            3         23,216,532            1.3         7,738,844     9,740,102
Self Storage..............................            3         11,147,050            0.6         3,715,683     4,656,636
Mobile Home Park..........................            1          2,900,000            0.2         2,900,000     2,900,000
Parking Garage............................            1          2,248,317            0.1         2,248,317     2,248,317
                                                    ---    ---------------          -----      ------------  ------------
Total/Avg/Wtd. Avg./Min/Max:..............          259    $ 1,727,817,629          100.0%     $  6,671,111  $ 62,467,513
                                                    ---    ---------------          -----      ------------  ------------
                                                    ---    ---------------          -----      ------------  ------------

                                               WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
                                             CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
PROPERTY TYPE                                  LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)
------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
Retail....................................          73.0%            80.0%            1.33x            1.21x           96.0%
Multifamily...............................          76.8             80.0             1.31             1.19            94.4
Office....................................          69.5             78.8             1.34             1.24            96.2
Hotel.....................................          71.3             77.4             1.52             1.40          --
Industrial/W'hse..........................          68.5             80.0             1.39             1.28            98.3
Health Care...............................          75.7             79.6             1.46             1.37            94.2
Self Storage..............................          66.0             71.8             1.45             1.33            89.4
Mobile Home Park..........................          75.3             75.3             1.37             1.37            96.0
Parking Garage............................          72.5             72.5             1.36             1.36           100.0
                                                     ---              ---              ---              ---           -----
Total/Avg/Wtd. Avg./Min/Max:..............          73.0%            80.0%            1.35x            1.19x           95.7%
                                                     ---              ---              ---              ---           -----
                                                     ---              ---              ---              ---           -----

                                              WTD.AVG.
                                              MORTGAGE
PROPERTY TYPE                                   RATE
------------------------------------------  -------------
Retail....................................        7.683%
Multifamily...............................        7.424
Office....................................        7.658
Hotel.....................................        7.502
Industrial/W'hse..........................        7.704
Health Care...............................        7.492
Self Storage..............................        8.005
Mobile Home Park..........................        7.110
Parking Garage............................        7.460
                                                  -----
Total/Avg/Wtd. Avg./Min/Max:..............        7.603%
                                                  -----
                                                  -----

------------------------------
(1) Occupancy Rates were calculated without reference to hospitality properties.

                            CUT-OFF DATE DSC RATIOS
                              (ALL MORTGAGE LOANS)

                 RANGE OF                                     AGGREGATE      % BY AGGREGATE      AVERAGE       HIGHEST
               CUT-OFF DATE                    NUMBER       CUT-OFF DATE      CUT-OFF DATE     CUT-OFF DATE  CUT-OFF DATE
              DSC RATIO (X)                   OF LOANS         BALANCE           BALANCE         BALANCE       BALANCE
------------------------------------------  -------------  ---------------  -----------------  ------------  ------------
1.19-1.24.................................           30    $   253,348,118           14.7%     $  8,444,937  $ 41,975,309
1.25-1.29.................................           53        426,764,269           24.7         8,052,156    33,180,421
1.30-1.34.................................           65        339,541,702           19.7         5,223,718    22,622,349
1.35-1.39.................................           45        293,148,206           17.0         6,514,405    62,467,513
1.40-1.44.................................           18        116,660,228            6.8         6,481,124    16,451,099
1.45-1.49.................................           20        140,360,211            8.1         7,018,011    20,360,654
1.50-1.54.................................            5         25,479,283            1.5         5,095,857     9,368,860
1.55-1.59.................................            6         45,800,498            2.7         7,633,416    17,944,805
1.60-1.64.................................            3         20,333,977            1.2         6,777,992    10,567,341
1.65-1.69.................................            3         16,709,147            1.0         5,569,716     8,723,040
1.70-1.74.................................            5         13,846,628            0.8         2,769,326     4,492,874
1.80-1.84.................................            2         23,262,611            1.3        11,631,305    18,940,051
1.90-1.94.................................            1          2,696,562            0.2         2,696,562     2,696,562
2.05-2.09.................................            2          8,122,183            0.5         4,061,092     4,625,654
2.10-2.14.................................            1          1,744,007            0.1         1,744,007     1,744,007
                                                    ---    ---------------          -----      ------------  ------------
Total/Avg/Wtd. Avg./Min/Max:..............          259    $ 1,727,817,629          100.0%     $  6,671,111  $ 62,467,513
                                                    ---    ---------------          -----      ------------  ------------
                                                    ---    ---------------          -----      ------------  ------------

                 RANGE OF                      WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
               CUT-OFF DATE                  CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
              DSC RATIO (X)                    LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)
------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
1.19-1.24.................................          76.7%            80.0%            1.22x            1.19x           95.8%
1.25-1.29.................................          75.9             80.0             1.27             1.24            96.3
1.30-1.34.................................          71.9             80.0             1.31             1.29            95.4
1.35-1.39.................................          73.6             80.0             1.36             1.34            94.8
1.40-1.44.................................          70.9             79.9             1.41             1.40            97.4
1.45-1.49.................................          72.2             78.7             1.47             1.44            96.1
1.50-1.54.................................          63.9             79.8             1.51             1.49            93.0
1.55-1.59.................................          69.3             74.8             1.57             1.54            95.2
1.60-1.64.................................          65.0             70.0             1.61             1.60            98.1
1.65-1.69.................................          67.1             71.7             1.67             1.67            92.2
1.70-1.74.................................          65.8             68.8             1.72             1.69            94.0
1.80-1.84.................................          51.4             55.4             1.80             1.80            99.2
1.90-1.94.................................          57.4             57.4             1.91             1.91          --
2.05-2.09.................................          43.0             54.4             2.05             2.05            65.0
2.10-2.14.................................          47.8             47.8             2.13             2.13           100.0
                                                     ---              ---              ---              ---           -----
Total/Avg/Wtd. Avg./Min/Max:..............          73.0%            80.0%            1.35x            1.19x           95.7%
                                                     ---              ---              ---              ---           -----
                                                     ---              ---              ---              ---           -----

                 RANGE OF                     WTD.AVG.
               CUT-OFF DATE                   MORTGAGE
              DSC RATIO (X)                     RATE
------------------------------------------  -------------
1.19-1.24.................................        7.565%
1.25-1.29.................................        7.497
1.30-1.34.................................        7.767
1.35-1.39.................................        7.583
1.40-1.44.................................        7.551
1.45-1.49.................................        7.571
1.50-1.54.................................        7.961
1.55-1.59.................................        7.618
1.60-1.64.................................        7.463
1.65-1.69.................................        7.816
1.70-1.74.................................        7.342
1.80-1.84.................................        7.908
1.90-1.94.................................        7.970
2.05-2.09.................................        7.567
2.10-2.14.................................        8.200
                                                  -----
Total/Avg/Wtd. Avg./Min/Max:..............        7.603%
                                                  -----
                                                  -----

The weighted average Cut-off Date DSCR is 1.35x.

----------------------------------
(1) Occupancy Rates were calculated without reference to hospitality properties.

                            CUT-OFF DATE LTV RATIOS
                              (ALL MORTGAGE LOANS)

                                                                                                    AVERAGE
RANGE OF                                                         AGGREGATE      % BY AGGREGATE      CUT-OFF      HIGHEST
CUT-OFF DATE                                      NUMBER       CUT-OFF DATE      CUT-OFF DATE        DATE      CUT-OFF DATE
LTV RATIOS (%)                                   OF LOANS         BALANCE           BALANCE         BALANCE      BALANCE
---------------------------------------------  -------------  ---------------  -----------------  -----------  ------------
25.01-30.00..................................            1    $     3,496,530            0.2%      $3,496,530  $  3,496,530
45.01-50.00..................................            2         11,112,867            0.6       5,556,434      9,368,860
50.01-55.00..................................            5         39,677,497            2.3       7,935,499     18,940,051
55.01-60.00..................................           10         48,476,038            2.8       4,847,604     17,735,508
60.01-65.00..................................           11         51,313,653            3.0       4,664,878      9,474,950
65.01-70.00..................................           30        201,412,040           11.7       6,713,735     16,451,099
70.01-75.00..................................          111        749,274,400           43.4       6,750,220     62,467,513
75.01-80.00..................................           89        623,054,604           36.1       7,000,614     33,180,421
                                                       ---    ---------------          -----      -----------  ------------
Total/Avg/Wtd. Avg./Min/Max:.................          259    $ 1,727,817,629          100.0%      $6,671,111  $ 62,467,513
                                                       ---    ---------------          -----      -----------  ------------
                                                       ---    ---------------          -----      -----------  ------------


RANGE OF                                          WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
CUT-OFF DATE                                    CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
LTV RATIOS (%)                                    LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)
---------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
25.01-30.00..................................          28.0%            28.0%            2.05x            2.05x           65.0%
45.01-50.00..................................          48.6             48.8             1.61             1.51            96.6
50.01-55.00..................................          52.5             54.5             1.65             1.32            94.1
55.01-60.00..................................          58.0             60.0             1.48             1.30            97.4
60.01-65.00..................................          62.7             64.7             1.43             1.20            95.0
65.01-70.00..................................          68.1             70.0             1.42             1.24            95.3
70.01-75.00..................................          73.3             75.0             1.34             1.22            95.7
75.01-80.00..................................          78.3             80.0             1.29             1.19            95.9
                                                        ---              ---              ---              ---           -----
Total/Avg/Wtd. Avg./Min/Max:.................          73.0%            80.0%            1.35x            1.19x           95.7%
                                                        ---              ---              ---              ---           -----
                                                        ---              ---              ---              ---           -----


RANGE OF                                        WTD.AVG.
CUT-OFF DATE                                    MORTGAGE
LTV RATIOS (%)                                    RATE
---------------------------------------------  -----------
25.01-30.00..................................       7.220%
45.01-50.00..................................       8.326
50.01-55.00..................................       7.806
55.01-60.00..................................       7.795
60.01-65.00..................................       7.678
65.01-70.00..................................       7.808
70.01-75.00..................................       7.680
75.01-80.00..................................       7.400
                                                    -----
Total/Avg/Wtd. Avg./Min/Max:.................       7.603%
                                                    -----
                                                    -----

The weighted average Cut-off Date LTV Ratio is 73.0%.

----------------------------------

(1) Occupancy Rates were calculated without reference to hospitality properties.

                            MATURITY DATE LTV RATIOS
                              (ALL BALLOON LOANS)

                                                                                                    AVERAGE
RANGE OF                                                         AGGREGATE      % BY AGGREGATE      CUT-OFF      HIGHEST
MATURITY DATE                                     NUMBER       CUT-OFF DATE      CUT-OFF DATE        DATE      CUT-OFF DATE
LTV RATIOS (%)                                   OF LOANS         BALANCE           BALANCE         BALANCE      BALANCE
---------------------------------------------  -------------  ---------------  -----------------  -----------  ------------

5.01-10.00...................................            1    $     1,538,698            0.1%      $1,538,698  $  1,538,698
25.01-30.00..................................            2         18,365,287            1.7       9,182,643     11,991,271
30.01-35.00..................................            1          3,657,893            0.3       3,657,893      3,657,893
35.01-40.00..................................            2          7,130,520            0.7       3,565,260      5,386,513
40.01-45.00..................................            4         33,579,284            3.2       8,394,821     18,940,051
45.01-50.00..................................            8         50,872,920            4.8       6,359,115     14,742,098
50.01-55.00..................................           10         50,061,694            4.7       5,006,169     16,451,099
55.01-60.00..................................           21        150,198,180           14.2       7,152,294     20,360,654
60.01-65.00..................................           36        222,296,755           21.0       6,174,910     19,962,785
65.01-70.00..................................           63        365,178,309           34.5       5,796,481     22,622,349
70.01-75.00..................................           26        152,392,323           14.4       5,861,243     16,086,751
75.01-80.00..................................            1          3,268,990            0.3       3,268,990      3,268,990
                                                       ---    ---------------          -----      -----------  ------------
Total/Avg/Wtd. Avg./Min/Max:.................          175    $ 1,058,540,854          100.0%      $6,048,805  $ 22,622,349
                                                       ---    ---------------          -----      -----------  ------------
                                                       ---    ---------------          -----      -----------  ------------


RANGE OF                                          WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
MATURITY DATE                                   CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
LTV RATIOS (%)                                    LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO       RATE (1)
---------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
5.01-10.00...................................          67.5%            67.5%            1.31x            1.31x          100.0%
25.01-30.00..................................          74.6             75.0             1.29             1.27            87.9
30.01-35.00..................................          74.7             74.7             1.30             1.30           100.0
35.01-40.00..................................          68.2             74.8             1.51             1.31           100.0
40.01-45.00..................................          51.1             58.2             1.68             1.32            98.3
45.01-50.00..................................          66.3             74.1             1.41             1.33            93.9
50.01-55.00..................................          63.8             71.7             1.40             1.31            93.7
55.01-60.00..................................          71.4             76.5             1.35             1.20            95.3
60.01-65.00..................................          71.9             79.6             1.40             1.21            94.8
65.01-70.00..................................          75.0             79.9             1.33             1.20            96.9
70.01-75.00..................................          79.2             80.0             1.29             1.20            93.8
75.01-80.00..................................          79.7             79.7             1.32             1.32            97.9
                                                        ---              ---              ---              ---           -----
Total/Avg/Wtd. Avg./Min/Max:.................          72.7%            80.0%            1.36x            1.20x           95.5%
                                                        ---              ---              ---              ---           -----
                                                        ---              ---              ---              ---           -----


RANGE OF                                        WTD.AVG.
MATURITY DATE                                   MORTGAGE
LTV RATIOS (%)                                    RATE
---------------------------------------------  -----------
5.01-10.00...................................       8.080%
25.01-30.00..................................       7.836
30.01-35.00..................................       8.040
35.01-40.00..................................       8.102
40.01-45.00..................................       8.147
45.01-50.00..................................       8.150
50.01-55.00..................................       7.724
55.01-60.00..................................       7.648
60.01-65.00..................................       7.711
65.01-70.00..................................       7.808
70.01-75.00..................................       7.394
75.01-80.00..................................       8.280
                                                    -----
Total/Avg/Wtd. Avg./Min/Max:.................       7.734%
                                                    -----
                                                    -----

----------------------------------

(1) Occupancy Rates were calculated without reference to hospitality properties.

                                 MORTGAGE RATES
                              (ALL MORTGAGE LOANS)

                                                                AGGREGATE      % BY AGGREGATE      AVERAGE       HIGHEST
                  RANGE OF                       NUMBER       CUT-OFF DATE      CUT-OFF DATE     CUT-OFF DATE  CUT-OFF DATE
             MORTGAGE RATES (%)                 OF LOANS         BALANCE           BALANCE         BALANCE       BALANCE
--------------------------------------------  -------------  ---------------  -----------------  ------------  ------------
6.750-6.999.................................            6    $    68,106,597            3.9%     $ 11,351,099  $ 19,227,633
7.000-7.249.................................           28        232,135,246           13.4         8,290,544    41,975,309
7.250-7.499.................................           73        509,218,174           29.5         6,975,591    20,360,654
7.500-7.749.................................           67        481,472,615           27.9         7,186,158    62,467,513
7.750-7.999.................................           27        132,428,026            7.7         4,904,742    19,460,119
8.000-8.249.................................           35        162,645,152            9.4         4,647,004    22,622,349
8.250-8.499.................................           12         48,560,902            2.8         4,046,742     9,368,860
8.500-8.749.................................            4         37,579,037            2.2         9,394,759    13,325,200
8.750-8.999.................................            4         32,782,533            1.9         8,195,633    16,166,316
9.000-9.249.................................            3         22,889,348            1.3         7,629,783    14,742,098
                                                      ---    ---------------          -----      ------------  ------------
Total/Avg/Wtd. Avg./Min/Max:................          259    $ 1,727,817,629          100.0%     $  6,671,111  $ 62,467,513
                                                      ---    ---------------          -----      ------------  ------------
                                                      ---    ---------------          -----      ------------  ------------

                                                 WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
                  RANGE OF                     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
             MORTGAGE RATES (%)                  LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)
--------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
6.750-6.999.................................          78.8%            79.9%            1.33x            1.23x           93.2%
7.000-7.249.................................          74.6             80.0             1.30             1.19            96.6
7.250-7.499.................................          74.4             80.0             1.35             1.20            96.3
7.500-7.749.................................          73.6             80.0             1.33             1.20            94.8
7.750-7.999.................................          68.6             77.8             1.39             1.23            94.9
8.000-8.249.................................          68.4             79.4             1.43             1.20            97.1
8.250-8.499.................................          67.8             79.7             1.39             1.24            95.1
8.500-8.749.................................          73.0             75.2             1.27             1.20            97.0
8.750-8.999.................................          71.2             74.7             1.27             1.24            91.5
9.000-9.249.................................          69.1             73.4             1.34             1.30            97.5
                                                       ---              ---              ---              ---             ---
Total/Avg/Wtd. Avg./Min/Max:................          73.0%            80.0%            1.35x            1.19x           95.7%
                                                       ---              ---              ---              ---             ---
                                                       ---              ---              ---              ---             ---

                                               WTD.AVG.
                  RANGE OF                     MORTGAGE
             MORTGAGE RATES (%)                  RATE
--------------------------------------------  -----------
6.750-6.999.................................       6.977%
7.000-7.249.................................       7.171
7.250-7.499.................................       7.368
7.500-7.749.................................       7.600
7.750-7.999.................................       7.870
8.000-8.249.................................       8.096
8.250-8.499.................................       8.347
8.500-8.749.................................       8.563
8.750-8.999.................................       8.913
9.000-9.249.................................       9.053
                                                   -----
Total/Avg/Wtd. Avg./Min/Max:................       7.603%
                                                   -----
                                                   -----

The weighted average Mortgage Rate is 7.603%.
------------------------------
(1) Occupancy Rates were calculated without reference to hospitality properties.

                           ORIGINAL TERMS TO MATURITY
                               (ALL MORTGAGE LOANS)

                  RANGE OF                                      AGGREGATE      % BY AGGREGATE      AVERAGE       HIGHEST
               ORIGINAL TERMS                    NUMBER       CUT-OFF DATE      CUT-OFF DATE     CUT-OFF DATE  CUT-OFF DATE
            TO MATURITY (MONTHS)                OF LOANS         BALANCE           BALANCE         BALANCE       BALANCE
           ----------------------             -------------  ---------------  -----------------  ------------  ------------
49-60.......................................            4    $    75,444,811            4.4%     $ 18,861,203  $ 62,467,513
73-84.......................................           35        204,105,711           11.8         5,831,592    19,227,633
85-96.......................................            1         16,166,316            0.9        16,166,316    16,166,316
109-120.....................................          165      1,030,574,516           59.6         6,245,906    33,180,421
133-144.....................................            1         18,940,051            1.1        18,940,051    18,940,051
145-156.....................................            1         18,309,365            1.1        18,309,365    18,309,365
169-180.....................................           26        205,187,266           11.9         7,891,818    41,975,309
217-228.....................................            1          1,245,316            0.1         1,245,316     1,245,316
229-240.....................................           17         99,257,068            5.7         5,838,651    17,735,508
265-276.....................................            1          2,696,562            0.2         2,696,562     2,696,562
289-300.....................................            6         43,890,649            2.5         7,315,108    13,698,851
349-360.....................................            1         12,000,000            0.7        12,000,000    12,000,000
                                                      ---    ---------------          -----      ------------  ------------
Total/Avg/Wtd. Avg./Min/Max:................          259    $ 1,727,817,629          100.0%     $  6,671,111  $ 62,467,513
                                                      ---    ---------------          -----      ------------  ------------
                                                      ---    ---------------          -----      ------------  ------------

                  RANGE OF                       WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
               ORIGINAL TERMS                  CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
            TO MATURITY (MONTHS)                 LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)
           ----------------------             ---------------  ---------------  ---------------  ---------------  -------------
49-60.......................................          68.5%            74.5%            1.37x            1.27x           90.3%
73-84.......................................          74.2             80.0             1.35             1.20            94.2
85-96.......................................          69.4             69.4             1.24             1.24            89.7
109-120.....................................          73.8             80.0             1.34             1.20            96.1
133-144.....................................          50.5             50.5             1.80             1.80            99.0
145-156.....................................          80.0             80.0             1.19             1.19            95.0
169-180.....................................          74.3             79.9             1.30             1.22            96.9
217-228.....................................          71.2             71.2             1.37             1.37           100.0
229-240.....................................          65.7             78.9             1.41             1.20            96.6
265-276.....................................          57.4             57.4             1.91             1.91          --
289-300.....................................          74.5             79.4             1.33             1.23            94.2
349-360.....................................          80.0             80.0             1.21             1.21           100.0
                                                       ---              ---              ---              ---           -----
Total/Avg/Wtd. Avg./Min/Max:................          73.0%            80.0%            1.35x            1.19x           95.7%
                                                       ---              ---              ---              ---           -----
                                                       ---              ---              ---              ---           -----

                  RANGE OF                     WTD.AVG.
               ORIGINAL TERMS                  MORTGAGE
            TO MATURITY (MONTHS)                 RATE
           ----------------------             -----------
49-60.......................................       7.493%
73-84.......................................       7.376
85-96.......................................       8.920
109-120.....................................       7.639
133-144.....................................       8.040
145-156.....................................       7.240
169-180.....................................       7.553
217-228.....................................       8.050
229-240.....................................       7.678
265-276.....................................       7.970
289-300.....................................       7.508
349-360.....................................       7.630
                                                   -----
Total/Avg/Wtd. Avg./Min/Max:................       7.603%
                                                   -----
                                                   -----

The weighted average original term to maturity is 134 months.
------------------------------
(1) Occupancy Rates were calculated without reference to hospitality properties.

                          REMAINING TERMS TO MATURITY
                              (ALL MORTGAGE LOANS)

           RANGE OF
       REMAINING TERMS                       AGGREGATE     % BY AGGREGATE     AVERAGE        HIGHEST        WTD.AVG.
         TO MATURITY             NUMBER     CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE
           (MONTHS)             OF LOANS      BALANCE         BALANCE         BALANCE        BALANCE       LTV RATIO
------------------------------  --------   --------------  --------------   ------------   ------------   ------------
49- 60........................      4      $   75,444,811        4.4%       $18,861,203    $62,467,513        68.5%
73- 84........................     36         220,272,026       12.7          6,118,667     19,227,633        73.9
109-120.......................    165       1,030,574,516       59.6          6,245,906     33,180,421        73.8
133-144.......................      1          18,940,051        1.1         18,940,051     18,940,051        50.5
145-156.......................      1          18,309,365        1.1         18,309,365     18,309,365        80.0
169-180.......................     26         205,187,266       11.9          7,891,818     41,975,309        74.3
217-228.......................      1           1,245,316        0.1          1,245,316      1,245,316        71.2
229-240.......................     17          99,257,068        5.7          5,838,651     17,735,508        65.7
265-276.......................      1           2,696,562        0.2          2,696,562      2,696,562        57.4
289-300.......................      6          43,890,649        2.5          7,315,108     13,698,851        74.5
349-360.......................      1          12,000,000        0.7         12,000,000     12,000,000        80.0
                                  ---      --------------      -----        ------------   ------------        ---
Total/Avg/Wtd. Avg./Min/Max:..    259      $1,727,817,629      100.0%       $ 6,671,111    $62,467,513        73.0%
                                  ---      --------------      -----        ------------   ------------        ---
                                  ---      --------------      -----        ------------   ------------        ---

           RANGE OF
       REMAINING TERMS            MAXIMUM        WTD.AVG.       MINIMUM      WTD.AVG.    WTD.AVG.
         TO MATURITY            CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE   OCCUPANCY   MORTGAGE
           (MONTHS)              LTV RATIO      DSC RATIO      DSC RATIO      RATE(1)      RATE
------------------------------  ------------   ------------   ------------   ---------   --------
49- 60........................      74.5%          1.37x          1.27x         90.3%     7.493%
73- 84........................      80.0           1.34           1.20          93.8      7.489
109-120.......................      80.0           1.34           1.20          96.1      7.639
133-144.......................      50.5           1.80           1.80          99.0      8.040
145-156.......................      80.0           1.19           1.19          95.0      7.240
169-180.......................      79.9           1.30           1.22          96.9      7.553
217-228.......................      71.2           1.37           1.37         100.0      8.050
229-240.......................      78.9           1.41           1.20          96.6      7.678
265-276.......................      57.4           1.91           1.91         --         7.970
289-300.......................      79.4           1.33           1.23          94.2      7.508
349-360.......................      80.0           1.21           1.21         100.0      7.630
                                     ---            ---            ---       ---------   --------
Total/Avg/Wtd. Avg./Min/Max:..      80.0%          1.35x          1.19x         95.7%     7.603%
                                     ---            ---            ---       ---------   --------
                                     ---            ---            ---       ---------   --------

The weighted average remaining term to maturity is 131 months.
------------------------------
(1) Occupancy Rates were calculated without reference to hospitality properties.

                             CUT-OFF DATE BALANCES
                              (ALL MORTGAGE LOANS)

                                                                                AVERAGE      HIGHEST
         RANGE OF                             AGGREGATE     % BY AGGREGATE      CUT-OFF      CUT-OFF       WTD.AVG.
       CUT-OFF DATE             NUMBER      CUT-OFF DATE     CUT-OFF DATE        DATE         DATE       CUT-OFF DATE
       BALANCES ($)            OF LOANS        BALANCE          BALANCE         BALANCE      BALANCE       LTV RATIO
---------------------------  -------------  -------------  -----------------  -----------  -----------  ---------------
613,737- 2,000,000.........           30    $  44,170,430            2.6%      $1,472,348   $1,998,192          71.6%
2,000,001- 4,000,000.......           72      204,959,251           11.9       2,846,656    3,997,942           72.5
4,000,001- 6,000,000.......           61      300,129,564           17.4       4,920,157    6,000,000           72.6
6,000,001- 8,000,000.......           27      183,552,516           10.6       6,798,241    7,991,175           74.0
8,000,001-10,000,000.......           20      184,885,463           10.7       9,244,273    9,994,322           70.1
10,000,001-12,000,000......           14      157,527,694            9.1      11,251,978   12,000,000           74.2
12,000,001-14,000,000......            9      115,600,746            6.7      12,844,527   13,698,851           75.0
14,000,001-16,000,000......            7      101,604,965            5.9      14,514,995   15,166,062           76.3
16,000,001-18,000,000......            6      102,151,730            5.9      17,025,288   17,944,805           70.4
18,000,001-20,000,000......            8      152,629,022            8.8      19,078,628   19,988,861           73.8
20,000,001-22,000,000......            1       20,360,654            1.2      20,360,654   20,360,654           74.0
22,000,001-24,000,000......            1       22,622,349            1.3      22,622,349   22,622,349           74.2
32,000,001-34,000,000......            1       33,180,421            1.9      33,180,421   33,180,421           78.1
40,000,001-42,000,000......            1       41,975,309            2.4      41,975,309   41,975,309           73.6
62,000,001-64,000,000......            1       62,467,513            3.6      62,467,513   62,467,513           70.2
                                     ---    -------------          -----      -----------  -----------           ---
Total/Avg/Wtd.
  Avg./Min/Max:............          259    $1,727,817,629         100.0%      $6,671,111  $62,467,513          73.0%
                                     ---    -------------          -----      -----------  -----------           ---
                                     ---    -------------          -----      -----------  -----------           ---


         RANGE OF                MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.      WTD.AVG.
       CUT-OFF DATE           CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY     MORTGAGE
       BALANCES ($)             LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)        RATE
---------------------------  ---------------  ---------------  ---------------  -------------  -----------
613,737- 2,000,000.........          79.9%           1.36x            1.20x            96.3%        7.874%
2,000,001- 4,000,000.......          80.0             1.38             1.21            95.6         7.656
4,000,001- 6,000,000.......          80.0             1.36             1.20            96.5         7.582
6,000,001- 8,000,000.......          80.0             1.36             1.25            95.9         7.728
8,000,001-10,000,000.......          79.9             1.35             1.20            95.1         7.757
10,000,001-12,000,000......          80.0             1.32             1.21            96.0         7.392
12,000,001-14,000,000......          79.9             1.30             1.23            94.7         7.562
14,000,001-16,000,000......          79.8             1.32             1.20            97.2         7.593
16,000,001-18,000,000......          79.1             1.37             1.24            94.4         7.659
18,000,001-20,000,000......          80.0             1.35             1.19            95.3         7.527
20,000,001-22,000,000......          74.0             1.46             1.46          --             7.360
22,000,001-24,000,000......          74.2             1.30             1.30           100.0         8.220
32,000,001-34,000,000......          78.1             1.28             1.28            95.5         7.190
40,000,001-42,000,000......          73.6             1.22             1.22           100.0         7.200
62,000,001-64,000,000......          70.2             1.36             1.36            88.3         7.580
                                      ---              ---              ---           -----         -----
Total/Avg/Wtd.
  Avg./Min/Max:............          80.0%           1.35x            1.19x            95.7%        7.603%
                                      ---              ---              ---           -----         -----
                                      ---              ---              ---           -----         -----

The average Cut-off Date Balance is $6,671,111.
------------------------------
(1) Occupancy Rates were calculated without reference to hospitality properties.

                          REMAINING AMORTIZATION TERMS
                              (ALL MORTGAGE LOANS)

                                                                                                    AVERAGE
                                                                 AGGREGATE      % BY AGGREGATE      CUT-OFF      HIGHEST
RANGE OF                                          NUMBER       CUT-OFF DATE      CUT-OFF DATE        DATE      CUT-OFF DATE
REMAINING AMORTIZATION TERMS (MONTHS)            OF LOANS         BALANCE           BALANCE         BALANCE      BALANCE
---------------------------------------------  -------------  ---------------  -----------------  -----------  ------------
181-192......................................            1    $     1,538,698            0.1%      $1,538,698  $  1,538,698
217-228......................................            1          1,245,316            0.1       1,245,316      1,245,316
229-240......................................           20        110,719,856            6.4       5,535,993     17,735,508
265-276......................................            2          8,689,989            0.5       4,344,994      5,993,427
277-288......................................            1          4,075,713            0.2       4,075,713      4,075,713
289-300......................................           45        294,505,698           17.0       6,544,571     20,360,654
313-324......................................            1          2,198,361            0.1       2,198,361      2,198,361
325-336......................................            1          5,386,513            0.3       5,386,513      5,386,513
349-360......................................          187      1,299,457,487           75.2       6,948,971     62,467,513
                                                       ---    ---------------          -----      -----------  ------------
Total/Avg/Wtd. Avg./Min/Max:.................          259    $ 1,727,817,629          100.0%      $6,671,111  $ 62,467,513
                                                       ---    ---------------          -----      -----------  ------------
                                                       ---    ---------------          -----      -----------  ------------


                                                  WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
RANGE OF                                        CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
REMAINING AMORTIZATION TERMS (MONTHS)             LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)
---------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
181-192......................................          67.5%            67.5%            1.31x            1.31x          100.0%
217-228......................................          71.2             71.2             1.37             1.37           100.0
229-240......................................          65.1             78.9             1.43             1.20            97.3
265-276......................................          70.8             76.8             1.51             1.33           100.0
277-288......................................          74.8             74.8             1.28             1.28           100.0
289-300......................................          70.9             79.6             1.41             1.21            95.3
313-324......................................          61.9             61.9             1.32             1.32            95.2
325-336......................................          74.8             74.8             1.31             1.31           100.0
349-360......................................          74.2             80.0             1.32             1.19            95.5
                                                        ---              ---              ---              ---           -----
Total/Avg/Wtd. Avg./Min/Max:.................          73.0%            80.0%            1.35x            1.19x           95.7%
                                                        ---              ---              ---              ---           -----
                                                        ---              ---              ---              ---           -----


                                                WTD.AVG.
RANGE OF                                        MORTGAGE
REMAINING AMORTIZATION TERMS (MONTHS)             RATE
---------------------------------------------  -----------
181-192......................................       8.080%
217-228......................................       8.050
229-240......................................       7.709
265-276......................................       7.832
277-288......................................       7.440
289-300......................................       7.681
313-324......................................       7.520
325-336......................................       8.070
349-360......................................       7.573
                                                    -----
Total/Avg/Wtd. Avg./Min/Max:.................       7.603%
                                                    -----
                                                    -----

The weighted average remaining amortization term is 338 months.

----------------------------------

(1) Occupancy Rates were calculated without reference to hospitality properties.

                               AMORTIZATION TYPES
                              (ALL MORTGAGE LOANS)

                                                                                                    AVERAGE
                                                                 AGGREGATE      % BY AGGREGATE      CUT-OFF      HIGHEST
                                                  NUMBER       CUT-OFF DATE      CUT-OFF DATE        DATE      CUT-OFF DATE
AMORTIZATION TYPES                               OF LOANS         BALANCE           BALANCE         BALANCE      BALANCE
---------------------------------------------  -------------  ---------------  -----------------  -----------  ------------
Balloon......................................          173    $ 1,047,910,854           60.6%      $6,057,288  $ 22,622,349
ARD Loans....................................           61        533,938,981           30.9       8,753,098     62,467,513
Interest-Only then Amortizing Balloon(2).....            2         10,630,000            0.6       5,315,000      5,520,000
Fully Amortizing.............................           23        135,337,795            7.8       5,884,252     17,735,508
                                                       ---    ---------------          -----      -----------  ------------
Total/Avg/Wtd. Avg./Min/Max:.................          259    $ 1,727,817,629          100.0%      $6,671,111  $ 62,467,513
                                                       ---    ---------------          -----      -----------  ------------
                                                       ---    ---------------          -----      -----------  ------------


                                                  WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
                                                CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
AMORTIZATION TYPES                                LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO        RATE(1)
---------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
Balloon......................................          72.8%            80.0%            1.36x            1.20x           95.4%
ARD Loans....................................          75.0             80.0             1.31             1.19            95.7
Interest-Only then Amortizing Balloon(2).....          57.2             60.8             1.49             1.40           100.0
Fully Amortizing.............................          68.1             80.0             1.39             1.20            97.3
                                                        ---              ---              ---              ---           -----
Total/Avg/Wtd. Avg./Min/Max:.................          73.0%            80.0%            1.35x            1.19x           95.7%
                                                        ---              ---              ---              ---           -----
                                                        ---              ---              ---              ---           -----


                                                WTD.AVG.
                                                MORTGAGE
AMORTIZATION TYPES                                RATE
---------------------------------------------  -----------
Balloon......................................       7.741%
ARD Loans....................................       7.347
Interest-Only then Amortizing Balloon(2).....       7.030
Fully Amortizing.............................       7.591
                                                    -----
Total/Avg/Wtd. Avg./Min/Max:.................       7.603%
                                                    -----
                                                    -----

----------------------------------

(1) Occupancy Rates were calculated without reference to hospitality properties.

(2) These Mortgage Loans require payments of interest only for a period of 24 months from origination prior to beginning to make payments that amortize the Mortgage Loans.

                                OCCUPANCY RATES
(ALL MORTGAGE LOANS OTHER THAN MORTGAGE LOANS SECURED BY HOSPITALITY PROPERTIES)

                                                                                                    AVERAGE
                                                                 AGGREGATE      % BY AGGREGATE      CUT-OFF      HIGHEST
                                                  NUMBER       CUT-OFF DATE      CUT-OFF DATE        DATE      CUT-OFF DATE
RANGE OF OCCUPANCY RATES (%)                     OF LOANS         BALANCE           BALANCE         BALANCE      BALANCE
---------------------------------------------  -------------  ---------------  -----------------  -----------  ------------
60.001- 65.000...............................            1    $     3,496,530            0.2%      $3,496,530  $  3,496,530
80.001- 85.000...............................            9         46,524,315            2.9       5,169,368     12,342,671
85.001- 90.000...............................           24        220,853,872           13.7       9,202,245     62,467,513
90.001- 95.000...............................           45        278,703,655           17.3       6,193,415     19,988,861
95.001-100.000...............................          171      1,065,941,205           66.0       6,233,574     41,975,309
                                                       ---    ---------------          -----      -----------  ------------
Total/Avg/Wtd. Avg./Min/Max:.................          250    $ 1,615,519,577          100.0%      $6,462,078  $ 62,467,513
                                                       ---    ---------------          -----      -----------  ------------
                                                       ---    ---------------          -----      -----------  ------------


                                                  WTD.AVG.          MAXIMUM         WTD.AVG.          MINIMUM        WTD.AVG.
                                                CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY
RANGE OF OCCUPANCY RATES (%)                      LTV RATIO        LTV RATIO        DSC RATIO        DSC RATIO         RATE
---------------------------------------------  ---------------  ---------------  ---------------  ---------------  -------------
60.001- 65.000...............................          28.0%            28.0%            2.05x            2.05x           65.0%
80.001- 85.000...............................          70.3             79.8             1.35             1.21            82.6
85.001- 90.000...............................          71.2             79.9             1.34             1.20            88.3
90.001- 95.000...............................          76.2             80.0             1.31             1.19            92.9
95.001-100.000...............................          73.0             80.0             1.34             1.20            98.6
                                                        ---              ---              ---              ---             ---
Total/Avg/Wtd. Avg./Min/Max:.................          73.1%            80.0%            1.33x            1.19x           95.7%
                                                        ---              ---              ---              ---             ---
                                                        ---              ---              ---              ---             ---


                                                WTD.AVG.
                                                MORTGAGE
RANGE OF OCCUPANCY RATES (%)                      RATE
---------------------------------------------  -----------
60.001- 65.000...............................       7.220%
80.001- 85.000...............................       7.510
85.001- 90.000...............................       7.707
90.001- 95.000...............................       7.545
95.001-100.000...............................       7.613
                                                    -----
Total/Avg/Wtd. Avg./Min/Max:.................       7.610%
                                                    -----
                                                    -----

The weighted average occupancy rate, excluding hospitality properties, is 95.7%.

                                RESERVE ACCOUNTS
                              (ALL MORTGAGE LOANS)

                                                                                                                 INITIAL
                                                                                                                 DEPOSIT
 CONTROL                                                                                                       TO CAPITAL
 NUMBER                            PROPERTY NAME                                     PROPERTY TYPE             IMP RESERVE
---------  --------------------------------------------------------------  ----------------------------------  -----------
1          The Eastpoint Mall                                              Retail--Anchored                       $367,375
2          Ohio Valley Plaza                                               Retail--Anchored                        --
3          Blair Mill Village East Apt.                                    Multifamily--Conventional                11,250
5          Stewart Plaza                                                   Retail--Anchored                         41,875
6          Northbrook Hilton Hotel                                         Hotel--Full Service                      17,320
7          Murrieta Town Center                                            Retail--Anchored                        --
8          Ramada Plaza Hotel Gateway                                      Hotel--Full Service
9          Tacoma Place Shopping Center                                    Retail--Anchored                        --
10         Huebner Oaks Commons I & II (Roll-up)                           Retail--Anchored                        --
11         The Commons Shopping Center A                                   Retail--Anchored                        --
12         70 East Sunrise Highway                                         Office                                      938
13         Lakeview Apartments                                             Multifamily--Conventional                37,500
14         One and Three Long Wharf Drive                                  Office                                   11,812
15         Embassy Suites Salt Lake City                                   Hotel--Limited Service                  --
16         Benjamin Plaza Shopping Center                                  Retail--Anchored                        --
17         Bradley Industrial Park                                         Industrial/Warehouse                    --
18         Fort Lee Hilton Hotel                                           Hotel--Full Service                      27,625
19         Tilghman Square                                                 Retail--Anchored                          6,250
20         Oasis Trails Apt. Complex                                       Multifamily--Conventional               --
22         Covered Bridges of Carol Stream                                 Multifamily--Conventional               117,125
23         Oasis Terrace Apt.                                              Multifamily--Conventional               --
24         Rio Vista Shopping Center                                       Retail--Anchored                         32,625
25         1 Second St,8 & 10 State St, 205 Wildwood Ave (Roll-up)         Industrial/Warehouse                    129,494
26         Copper Palms Apartments                                         Multifamily--Conventional               --
27         Tri-City Center                                                 Retail--Anchored                            263
28         Lakeside Centre                                                 Retail--Anchored                          5,000
29         Chastain Portfolio (Roll-up)                                    Multifamily--Conventional                52,938
30         Parkview Plaza                                                  Retail--Anchored                        --
31         Eastland Place Shopping Center                                  Retail--Anchored                          8,625
32         Crystal Inn                                                     Hotel--Limited Service                   14,375
33         Oasis Orchid Apt. Complex                                       Multifamily--Conventional               --
34         Parkway Plaza Shopping Center                                   Retail--Anchored                        --
35         Perimeter Station Shopping Center                               Retail--Anchored                        --
36         TJ Maxx Plaza                                                   Retail--Anchored                         52,000
37         Dauphin Plaza Shopping Center                                   Retail--Anchored                         40,625
38         Shops at Blue Bell                                              Retail--Anchored                        --
39         Carrefour at Kirby Woods                                        Retail--Anchored                          9,781
40         Imperial Palms Apartments                                       Multifamily--Conventional               436,447
41         Mitchell Plaza                                                  Office                                  --
42         Garrett Square Apartments                                       Multifamily--Section 42                 --
43         The Sony Music Building                                         Office                                  --
44         S.S. Pierce Building                                            Retail--Unanchored                       36,813
45         Northcourt Commons                                              Retail--Anchored                        --
46         Comdisco                                                        Office                                  --
47         The Oak Run Apartments                                          Multifamily--Conventional                12,094
48         Hampton Inn--Englewood & Dayton (Roll-up)                       Hotel--Limited Service                  --
49         Central Place Phase I & II (Roll-up)                            Retail--Anchored                        --
50         Delray Crossings Shopping Center                                Retail--Anchored                          3,750
51         Silver Pines                                                    Multifamily--Conventional                30,000
52         Sycamore Square (Phases I & II)                                 Retail--Anchored                        --
53         One Century Tower                                               Office                                  --
54         Flamingo Bay Club Apartments                                    Multifamily--Conventional                15,188
55         University Business Center                                      Industrial/Warehouse                     20,000
56         Whitehall Boca Raton                                            Health Care--Assisted Living/             4,125
                                                                           Skilled Nursing
57         Shadowridge Meadows Apartments                                  Multifamily--Conventional                25,000
58         Coral Springs Financial Plaza                                   Office                                   76,400
59         Newark Shopping Center                                          Retail--Unanchored                        3,500
60         103-00 Foster Ave.                                              Industrial/Warehouse                    --
61         Mercado at Scottsdale Ranch                                     Retail--Anchored                        --
62         Nicholson Research Center                                       Office                                  --
63         The Plaza Rios Shopping Center                                  Retail--Anchored                          9,750
64         WWDC Industrial Park                                            Industrial/Warehouse                     12,625
65         Faircrest Apartments                                            Multifamily--Conventional                60,938
66         Garden Walk Apartments                                          Multifamily--Conventional                11,562
67         Shepherd Plaza Shopping Center                                  Retail--Unanchored                       49,800
68         Players Club Apartments                                         Multifamily--Conventional                11,250
69         Ralph's Supermarket                                             Retail--Anchored                        --
70         41 State Street                                                 Office                                  --
71         Laguna Village Shopping Center                                  Retail--Unanchored                       94,859
72         Hoover Commons Shopping Center                                  Retail--Anchored                         32,250
73         Ashley Woods Apartments                                         Multifamily--Conventional               625,940
74         Greenbriar South Shopping Center                                Retail--Anchored                        --

            CURRENT
            BALANCE
              OF                                CURRENT      ANNUAL                     AS OF
            CAPITAL                            BALANCE OF    DEPOSIT      CURRENT      DATE OF
 CONTROL      IMP       ANNUAL DEPOSIT TO     REPLACEMENT   TO TI/LC    BALANCE OF     RESERVE
 NUMBER     RESERVE    REPLACEMENT RESERVE      RESERVE      RESERVE   TI/LC RESERVE  ACCOUNTS
---------  ---------  ----------------------  ------------  ---------  -------------  ---------
1          $ 367,375                $144,000      $12,000     $96,000       $8,000       2/4/98
2             --                      57,668      --           86,503       25,516       2/4/98
3             11,250                 192,000       32,000         N/A          N/A      2/27/98
5             39,938                  28,952       16,888      36,000       21,000       2/4/98
6             17,381      4% of Gross Income       45,130         N/A          N/A      1/31/98
7             --                      64,984        5,415     160,033      436,941       2/4/98
8                         4% of Gross Income    1,505,367         N/A          N/A      1/31/98
9             --                      23,740        5,947      26,988        6,761       2/4/98
10            --                          --      --           --          --            2/4/98
11            --                      33,630       14,012      84,000       35,000       2/4/98
12               938                  23,265        1,939     120,000       10,000       2/4/98
13            37,500                 157,275       13,106         N/A          N/A       2/4/98
14            11,812                  25,080        3,205     219,876          854       2/4/98
15            --          4% of Gross Income       78,841         N/A          N/A       2/4/98
16            --                      29,666        4,944     120,000       20,000       2/4/98
17            --                          --      111,522      --          150,000       2/4/98
18            27,625      4% of Gross Income      130,203         N/A          N/A       2/3/98
19            --                      35,124       38,108      63,360       42,458       2/4/98
20            --                      54,000        4,500         N/A          N/A       2/4/98
22            77,850                  94,488       19,940         N/A          N/A       2/4/98
23            --                      50,400        4,200         N/A          N/A       2/4/98
24            32,687                  14,402        9,604     391,502       16,050       2/3/98
25           129,494                  35,976        2,998      81,001        6,750       2/4/98
26            --                      40,424        3,369         N/A          N/A      1/31/98
27               263                  23,034        1,920      33,216        2,768       2/4/98
28             5,000                  27,271        4,545      61,217       10,209      2/27/98
29            51,064                 134,520       21,726         N/A          N/A       2/4/98
30            --                      47,952       39,960      84,000       70,000       2/4/98
31             8,625                  27,931        2,328      98,400        8,200       2/5/98
32            14,375      4% of Gross Income       28,751         N/A          N/A       2/4/98
33            --                      54,000      --              N/A          N/A       2/4/98
34            --                      17,160        1,430      33,000        2,750       2/4/98
35            --                      14,194        2,366      --          --            2/4/98
36            52,090                  38,450        3,039      92,979        7,751      2/29/98
37            40,625                  18,437        3,075      50,000      505,725       2/4/98
38            --                      11,044      --           27,554      --            1/8/98
39             9,781                  13,307      --           --          --            2/4/98
40           436,447                 122,745      --              N/A          N/A       2/4/98
41            --                      13,006        1,084      --          300,709       2/4/98
42            --                      99,800       16,646         N/A          N/A       2/4/98
43            --                       7,532          628      48,966        4,081       2/4/98
44             5,563                  18,204        4,556      70,000       17,524       2/4/98
45            --                          --      --           --          --            2/4/98
46            --                          --      --           --          --            2/4/98
47            --                     110,460       27,666         N/A          N/A       2/4/98
48            --          4% of Gross Income       12,705         N/A          N/A       2/5/98
49            --                      19,308       19,308      34,415       34,415       2/4/98
50             3,750                  25,722        4,287      63,000       10,500      2/27/98
51            30,000                  65,262      --              N/A          N/A       2/4/98
52            --                      40,833        3,403      --          --            2/5/98
53            --                      23,388        9,759      --          750,000       2/4/98
54            15,188                  45,136       15,045         N/A          N/A       2/3/98
55            20,000                  65,100       20,726      --          --            2/4/98
56             4,125                  35,748        7,109         N/A          N/A      2/28/98

57            25,000                  52,992        8,832         N/A          N/A       2/3/98
58             7,523                  60,000       10,000     153,360       25,560      2/27/98
59             3,510                  36,934       12,331     114,495       38,274      2/27/98
60            --                      40,404       13,504      75,000       31,377       2/4/98
61            --                      11,840      100,987      48,211        4,018       2/4/98
62            --                      14,200        4,750     247,661       82,852       2/4/98
63            --                      22,156       22,732      25,000       15,713       2/4/98
64            12,625                  91,743        7,645     133,981       11,165       2/6/98
65            62,289                  74,328       68,834         N/A          N/A       2/1/98
66            11,562                  47,520        7,928         N/A          N/A       2/4/98
67            49,800                  22,572        9,434      30,000       49,910       2/4/98
68            11,250                  36,000      --              N/A          N/A      2/27/98
69            --                       7,860      --           --          --            2/4/98
70            --                      23,100        1,925      50,004        4,167       2/4/98
71               564                  15,348        7,703      83,004      161,961       2/4/98
72            32,360                  37,152        3,094      88,884        7,408      2/27/98
73           627,420                 100,672        8,389         N/A          N/A       2/4/98
74            --                      19,503        3,251      39,996        6,667       2/5/98

                                RESERVE ACCOUNTS
                              (ALL MORTGAGE LOANS)

                                                                                                                 INITIAL
                                                                                                                 DEPOSIT
 CONTROL                                                                                                       TO CAPITAL
 NUMBER                            PROPERTY NAME                                     PROPERTY TYPE             IMP RESERVE
---------  --------------------------------------------------------------  ----------------------------------  -----------
75         Springs of Napa                                                 Health Care--Congregate Care        $    16,875
76         Woodtrail Apartments                                            Multifamily--Conventional                32,270
77         The Park Pineway Shopping Center                                Retail--Anchored                          3,250
78         Stoneridge Apartment Project                                    Multifamily--Conventional                11,875
79         The Shoppes at Fort Wayne                                       Retail--Unanchored                      --
80         Fred Meyer Superstore                                           Retail--Anchored                         12,500
81         Uptown Collection Shopping Center                               Retail--Unanchored                      --
82         BJ's Wholesale Club Building                                    Retail--Anchored                        --
83         Park Inn International                                          Hotel--Limited Service                    6,313
84         Harte Haven Shopping Center                                     Retail--Anchored                        --
85         Northgate Shopping Center                                       Retail--Anchored                        136,100
86         Parkwood Square Shopping Center                                 Retail--Anchored                        220,231
87         Gateway Plaza Shopping Center                                   Retail--Anchored                         21,750
88         The Paragon Building                                            Office                                  --
89         Jefferson Square Shopping Center                                Retail--Anchored                        --
90         11000 & 13000 Midlantic Drive                                   Industrial/Warehouse                      1,563
91         Clearwater Village Shopping Center                              Retail--Anchored                        --
92         Woodbrook Apartments                                            Multifamily--Conventional               --
93         90 State Street                                                 Office                                   14,063
94         Ford Centre                                                     Office                                  --
95         Northwood Plaza                                                 Retail--Anchored                         46,250
96         Dogwood Station Shopping Center                                 Retail--Anchored                        --
97         Los Mares Theater Plaza                                         Retail--Unanchored                      --
98         Clearwater Shoppes Shopping Center                              Retail--Anchored                          1,875
99         Lindenwood Shopping Center                                      Retail--Anchored                         28,770
100        Westvale Plaza                                                  Retail--Anchored                        281,250
101        Valley Ridge Corporate Center                                   Office                                    5,175
102        Hoffmann Manor                                                  Health Care--Assisted Living             17,250
103        Kendall Plaza                                                   Retail--Anchored                          3,313
104        Roberts Field Shopping Center                                   Retail--Unanchored                        8,750
105        Piedmont Corporate Center (Motorola)                            Office                                  --
106        Towne Parc Apartments                                           Multifamily--Conventional               639,348
107        Royalton on the Green                                           Multifamily--Conventional                11,250
108        Westgate Plaza                                                  Retail--Unanchored                      --
109        Three Stamford Landing                                          Office                                    1,875
110        The Woodlawn Commons Medical Center                             Office                                   31,875
111        South Seminole                                                  Industrial/Warehouse                     35,000
112        Orscheln Home & Farm Stores (Roll Up)                           Retail--Unanchored                        3,938
113        The Lauderdale Tower Apartments                                 Multifamily--Conventional               127,220
114        Creekside Business Park                                         Office                                      688
115        500 & 800 Winding Brook Drive (Roll-up)                         Office                                  --
116        Carriage Hills East Apartments                                  Multifamily--Conventional               --
117        Food For Less Grocery Store                                     Retail--Anchored                        --
118        Alma Park Center                                                Retail--Anchored                        --
119        Oak Park Apartments                                             Multifamily--Conventional               103,750
120        Las Colinas                                                     Multifamily--Conventional                16,906
121        River Oaks Apartments--Killeen, TX                              Multifamily--Conventional               --
122        Twin Oaks Village Shopping Center                               Retail--Anchored                        --
123        Woodmont Plaza                                                  Retail--Anchored                         38,750
124        Treasury Services Corporation Building                          Office                                       --
125        Graymere Apartments                                             Multifamily--Conventional                11,375
126        Hart Street Medical Center                                      Office                                  --
127        1301 Guadalupe Street                                           Retail--Anchored                          1,250
128        Technologies Applications, Inc.                                 Office                                  --
129        Five Points Plaza                                               Retail--Anchored                         46,375
130        195 Bear Hill Road                                              Self Storage                              9,875
131        Hampton Inn Hotel                                               Hotel--Limited Service                    3,940
132        The Pender Mill Office Building                                 Office                                  --
133        Centre II                                                       Office                                   37,619
134        Plaza De Fiesta                                                 Retail--Unanchored                       11,750
135        Crossroads Shopping Center                                      Retail--Anchored                         12,813
136        South Port Apartments                                           Multifamily--Conventional               282,995
137        Extra Space Center IV, V & VI                                   Self Storage                             13,375
138        Two Stamford Landing                                            Office                                    2,500
139        Metroplex Business Park                                         Office                                   12,625
140        Atrium Northeast Office Building                                Office                                    1,250
141        The Cottages                                                    Multifamily--Conventional                17,188
142        Sabal Pointe Plaza                                              Retail--Anchored                        --
143        Brookside Industrial Center                                     Industrial/Warehouse                      1,250
144        Playhouse Square                                                Retail--Unanchored                        1,806
145        Kittle's Home Furnishings Plaza                                 Retail--Unanchored                      --
146        Atrium Northwood Office Building                                Office                                  --
147        Food For Less Supermarket (Hempfield)                           Retail--Anchored                          5,625
148        Osborn Commons Apartments                                       Multifamily--Conventional               --
149        One Dock Street                                                 Office                                   11,000
150        Columbia Station Apartments                                     Multifamily--Conventional                 8,250
151        Everett Auto Mall                                               Retail--Unanchored                        6,125
152        Coliseum Shoppes                                                Retail--Unanchored                      --
153        Deerfield Run Apartments                                        Multifamily--Conventional                13,000

            CURRENT
            BALANCE
              OF                                CURRENT      ANNUAL                     AS OF
            CAPITAL                            BALANCE OF    DEPOSIT      CURRENT      DATE OF
 CONTROL      IMP       ANNUAL DEPOSIT TO     REPLACEMENT   TO TI/LC    BALANCE OF     RESERVE
 NUMBER     RESERVE    REPLACEMENT RESERVE      RESERVE      RESERVE   TI/LC RESERVE  ACCOUNTS
---------  ---------  ----------------------  ------------  ---------  -------------  ---------
75         $  16,875                 $20,400   $    3,400         N/A         N/A        2/4/98
76            27,760                  66,744        5,890         N/A          N/A       2/4/98
77             3,250                  21,426        1,788   $  36,000  $     3,000       2/4/98
78            11,875                  51,504      --              N/A          N/A      1/31/98
79            --                      13,956        1,164      57,600        4,800       2/5/98
80            12,500                      --      --           --          --            2/4/98
81            --                       3,450        6,900       8,304       16,600       2/4/98
82            --                      10,851        1,811      --          --            2/4/98
83             6,313      4% of Gross Income        9,319         N/A          N/A       2/4/98
84            --                      22,164      --           37,200        3,100       2/4/98
85           138,313                  63,600       21,663      93,636      --            2/9/98
86           220,231                  12,234        1,019      38,333      --            2/4/98
87            21,750                  15,157      200,000      41,160      126,102       2/4/98
88            --                      17,373        1,448      12,000       51,000       2/4/98
89            --                      47,004       47,000     231,048       57,762       2/3/98
90             1,563                  13,344        3,441      75,000      268,780       2/4/98
91            --                       2,988          249      24,000        2,000       2/5/98
92            --                      25,200        6,315         N/A          N/A      1/31/98
93            14,063                  27,791        4,632      80,044        8,998       2/4/98
94            --                      46,530       19,478     123,458       51,680       2/4/98
95            46,250                  22,630        5,205      39,828       13,297       2/4/98
96            --                       8,220        4,120      18,900        9,473      2/27/98
97            --                       6,399        1,068      --          285,224       2/4/98
98             1,875                   9,335          778      47,400        3,950       2/5/98
99            28,770                  12,908        1,076      28,000        2,333       2/4/98
100          281,250                  26,196        2,183      --          --            2/4/98
101            5,175                  16,247      --           75,000        6,250       2/4/98
102           17,250                  50,000      --              N/A          N/A       2/4/98
103            3,313                  14,140        1,178      --          --            2/4/98
104            8,755                  13,722        3,423      27,443        6,860      2/27/98
105           --                       7,152        1,790      85,860       21,482       2/4/98
106          529,174                  84,276       32,093         N/A          N/A       2/9/98
107           11,250                  60,324      --              N/A          N/A       2/4/98
108           --                      15,172        1,264      45,311      103,776       2/4/98
109            1,875                   8,742        4,371      55,000       27,500       2/4/98
110           31,875                  14,397      --           25,000      128,266      1/31/98
111           35,282                  19,596        3,273      29,595        4,942      2/27/98
112            3,938                  37,363        3,114       7,575          631       2/4/98
113          129,288                  24,600       73,861         N/A          N/A       2/9/98
114              688                 103,001      --           25,000        4,169       2/4/98
115           --                      13,968        9,734      50,000       79,672  (3)    2/4/98
116           --                      57,629        4,802         N/A          N/A       2/4/98
117           --                      12,458      --           --          --            2/4/98
118           --                      13,840        2,309      52,546        8,767       2/4/98
119          103,750                  46,800        3,900         N/A          N/A      1/31/98
120           13,331                  61,680       25,519         N/A          N/A       2/4/98
121           --                      60,648        5,054         N/A          N/A      1/31/98
122           --                      23,491        1,708      40,000        3,333       2/5/98
123           38,750                  13,865        1,155      30,466        2,539       2/4/98
124           --                          --      --           25,000        4,168       2/4/98
125           11,375                  32,844       10,972         N/A          N/A       2/4/98
126           --                       7,896       51,340      24,996       56,249       2/4/98
127            1,250                      --      --           --          --            2/4/98
128           --                          --          395      --          --            2/4/98
129           46,375                  14,326        2,389      27,000      203,453       2/4/98
130            9,875                  18,502        7,733         N/A          N/A       2/4/98
131            3,957      4% of Gross Income       16,751         N/A          N/A      1/31/98
132           --                      10,581       40,947      26,804        2,234       2/4/98
133           37,618                   8,136          678      35,261        2,938       2/4/98
134           11,750                  12,000        1,000      --          --            2/4/98
135           12,813                  20,633        1,719      43,082        3,590       2/4/98
136          283,664                  73,440        6,120         N/A          N/A       2/4/98
137           13,366                  19,774      --              N/A          N/A     12/31/97
138            2,500                   9,210        4,605      54,996       27,500       2/4/98
139           12,625                  20,238        3,399      68,472        5,956       2/4/98
140            1,250                   8,388        2,098      50,772        8,463       2/4/98
141           17,188                  44,832        3,736         N/A          N/A       2/4/98
142           --                       7,120        1,781      15,000        3,752       2/4/98
143            1,250                   6,042          503      66,660        5,555       2/5/98
144            1,806                   4,356        1,092      15,000        2,502       2/4/98
145           --                       9,732      --           --          --            2/4/98
146           --                       9,108        3,042      66,996       58,592       2/4/98
147            5,625                   5,193          433      --          --            2/4/98
148           --                      43,896      --              N/A          N/A       2/4/98
149           11,000                  13,500        6,750      80,000       40,000       2/4/98
150            8,250                  32,700      --              N/A          N/A       2/4/98
151            6,125                   7,140      --           30,000      --            2/3/98
152           --                       5,322          444      46,200        3,850       2/5/98
153           13,000                  41,616        3,218         N/A          N/A       2/5/98

                                RESERVE ACCOUNTS
                              (ALL MORTGAGE LOANS)

                                                                                                                 INITIAL
                                                                                                                 DEPOSIT
 CONTROL                                                                                                       TO CAPITAL
 NUMBER                            PROPERTY NAME                                     PROPERTY TYPE             IMP RESERVE
---------  --------------------------------------------------------------  ----------------------------------  -----------
154        Berkshire Center                                                Retail--Unanchored                  $    15,000
155        Heritage Place Apartments                                       Multifamily--Conventional               129,415
156        K-Mart Plaza                                                    Retail--Anchored                        --
157        4611-4811 Kimmel Drive                                          Industrial/Warehouse                    --
158        Flint's Crossing Shopping Center                                Retail--Anchored                         52,750
159        Shaker-Loudon Road Plaza                                        Office                                   23,063
160        Food For Less Supermarket (Pine)                                Retail--Anchored                          9,375
161        Hitachi Tech Center                                             Office                                    8,313
162        Bay Harbour Apartments                                          Multifamily--Conventional                 2,500
163        East Bridge Landing Annex                                       Multifamily--Conventional                45,500
164        Raymour & Flanigan                                              Retail--Unanchored                        1,875
165        20-24 Newbury Street                                            Retail--Unanchored                        9,562
166        Tates Creek South Shopping Center                               Retail--Anchored                        --
167        Forest Lake II Apartments                                       Multifamily--Conventional                 5,938
168        446 Blake St                                                    Industrial/Warehouse                    --
169        The Pavillions and The Verandas (Roll-up)                       Retail--Unanchored                        2,375
170        Deerfield Apartments                                            Multifamily--Conventional                51,250
171        Bay Ridge Apartments                                            Multifamily--Conventional                 8,765
172        River Oaks Apartments--Wetumpka, AL                             Multifamily--Conventional               --
173        Lawrence Commons                                                Office                                    8,813
174        511 Eleventh Avenue South Office Building                       Office                                   22,250
175        Causeway Plaza                                                  Retail--Anchored                        --
176        Richwood Shopping Center                                        Retail--Unanchored                      171,000
177        Alderwood Target Plaza                                          Retail--Unanchored                        1,875
178        Cherokee North Shopping Center                                  Retail--Anchored                        --
179        Stone Ridge Apartments                                          Multifamily--Conventional               --
180        Point West Apartments                                           Multifamily--Conventional                20,875
181        Main Business Center                                            Industrial/Warehouse                     20,513
182        Lancers Square Retail Center                                    Retail--Unanchored                      --
183        Cahokia Village Shopping Center                                 Retail--Anchored                        --
184        Quarry West Apartments                                          Multifamily--Conventional                15,938
185        Country Way Apartments                                          Multifamily--Conventional                58,500
186        The Victorian Apartments                                        Multifamily--Conventional                64,125
187        Picasso Tower                                                   Office                                    8,125
188        Alafaya Square                                                  Retail--Unanchored                      --
189        Sedgwick Centre Office Building                                 Office                                  --
190        Highland Ridge Apartments                                       Multifamily--Conventional                29,000
191        Mobile One Mobile Home Park                                     Mobile Home Park                         33,406
192        Sand Creek Apartments                                           Multifamily--Conventional               --
193        Scotch Pines East Apartments                                    Multifamily--Conventional                 2,500
194        Oakcreek Apartments                                             Multifamily--Conventional               120,500
195        New Towne West Aptartments                                      Multifamily--Conventional                 1,563
196        Stone Hollow Apartments                                         Multifamily--Conventional                81,955
197        Holiday Inn Express                                             Hotel--Limited Service                    6,500
198        Village Square East Shopping Center                             Retail--Unanchored                        8,625
199        Willowstream North Garden Apartments                            Multifamily--Conventional                55,125
200        Duck Creek Shopping Center                                      Retail--Unanchored                       65,750
201        470 West Avenue                                                 Office                                      875
202        River One Office Plaza                                          Office                                      625
203        Lyell-Mt. Read Business Center                                  Industrial/Warehouse                     22,500
204        Landmark Woods Apartments                                       Multifamily--Conventional               100,000
205        Mountain Vista Apartments                                       Multifamily--Conventional                29,375
206        Shoppers Fair Shopping Center                                   Retail--Unanchored                      --
207        Lafayette Place Apartments                                      Multifamily--Conventional                20,185
208        America Plaza                                                   Office                                    1,556
209        Valley View Hacienda Business Park II                           Industrial/Warehouse                      1,094
210        Salem Village Center                                            Retail--Unanchored                       10,000
211        Granada/Turnberry Apartments                                    Multifamily--Conventional                11,000
212        The 14614 Falling Creek Office Building                         Office                                  --
213        One Pavilion Avenue                                             Industrial/Warehouse                    143,500
214        Automotive Portfolio (Roll-up)                                  Retail--Unanchored                       28,313
215        Mountain Springs Apartments                                     Multifamily--Conventional               173,563
216        The I-Drive Center Shopping Center                              Retail--Unanchored                      --
217        9-11 Park Avenue                                                Parking Garage                           33,750
218        Tricom Executive Center                                         Office                                    8,650
219        3550 Biscayne Boulevard                                         Office                                   71,875
220        Jefferson Park Apartments (I)                                   Multifamily--Section 42                   4,113
221        Clinical Associates Building                                    Office                                    5,250
222        Summit Business Park                                            Office                                  --
223        Wellington Square Shopping Center                               Retail--Unanchored                       16,250
224        Shannon Plaza Apartments                                        Multifamily--Conventional                 4,625
225        Bay Island Apartments                                           Multifamily--Conventional                68,875
226        Academy Crossing Shopping Center                                Retail--Unanchored                      --
227        Coopersburg Shopping Center                                     Retail--Anchored                        --
228        1003 London Road                                                Office                                    2,500
229        Rutgers Plaza Shopping Center                                   Retail--Anchored                        --
230        Apollo Beach Marina Apartments                                  Multifamily--Conventional                   813
231        Jefferson Park Apartments (II)                                  Multifamily--Section 42                   3,769

            CURRENT
            BALANCE
              OF                                CURRENT      ANNUAL                     AS OF
            CAPITAL                            BALANCE OF    DEPOSIT      CURRENT      DATE OF
 CONTROL      IMP       ANNUAL DEPOSIT TO     REPLACEMENT   TO TI/LC    BALANCE OF     RESERVE
 NUMBER     RESERVE    REPLACEMENT RESERVE      RESERVE      RESERVE   TI/LC RESERVE  ACCOUNTS
---------  ---------  ----------------------  ------------  ---------  -------------  ---------
154        $  15,000                 $31,111   $    5,185      --           --           2/4/98
155          129,415                  21,000        7,014         N/A         N/A        2/4/98
156           --                      35,475        5,917   $  14,781  $    2,465        2/4/98
157           --                      30,696        2,558      20,388       1,699        2/4/98
158           52,750                  13,166        3,297      32,404       8,114        2/4/98
159           23,063                   8,000       --          75,000       --           2/4/98
160            9,375                   5,020          418      --           --           2/4/98
161            8,313                  13,182        1,099      --           --           2/4/98
162            2,500                  76,500       31,991         N/A         N/A        2/4/98
163           45,500                   7,500        3,135       7,608       3,170        2/4/98
164            1,875                   5,520          922      11,040       1,844        2/4/98
165            9,562                   3,225          808      36,000       9,018        2/4/98
166           --                       4,292        2,861      15,616       1,301        2/4/98
167            5,938                  18,592        1,299         N/A         N/A        2/5/98
168           --                      17,460        1,917      56,400       --           2/4/98
169            2,375                   2,352       --          36,000       --           2/5/98
170           51,360                  38,484        3,207         N/A         N/A        2/4/98
171            8,765                  13,204        2,202         N/A         N/A        2/4/98
172           --                      14,568        2,428         N/A         N/A       1/31/98
173            8,813                   8,755       80,971      30,000     102,500        2/4/98
174           22,250                  32,938        2,745      --           --           2/4/98
175           --                      21,329        5,342      35,000       8,766        2/4/98
176          171,000                   8,807          734      20,916     100,000        2/4/98
177            1,875                  26,340        1,239      70,000      19,375        2/4/98
178           --                       7,847        1,963      27,688       6,927        2/4/98
179           --                      21,730       --             N/A         N/A        2/4/98
180           20,875                  38,400       13,030         N/A         N/A        2/4/98
181           20,513                  28,248        4,708      20,000       3,333        2/4/98
182           --                      12,917        2,154      15,000      31,283        2/4/98
183           --                      14,544        2,425      40,000       6,669        2/4/98
184           15,938                  27,504        2,293         N/A         N/A        2/4/98
185           58,500                  39,150       39,150         N/A         N/A        2/4/98
186           64,125                  38,700       --             N/A         N/A        2/4/98
187            8,125                  13,036        2,176      --           --           2/4/98
188           --                      14,376        2,401      31,128       5,198       2/27/98
189           --                       7,368          614      49,118       4,093        2/3/98
190           29,000                  38,302       22,164         N/A         N/A        2/4/98
191           33,406                   4,059       --             N/A         N/A        2/5/98
192           --                      16,800        1,400         N/A         N/A        2/4/98
193            2,500                  19,584        1,632         N/A         N/A        2/4/98
194          122,458                  30,240       10,658         N/A         N/A        2/9/98
195            1,563                  33,120        8,286         N/A         N/A        2/4/98
196           83,284                  35,280       12,439         N/A         N/A        2/9/98
197            6,500      4% of Gross Income        5,389         N/A         N/A        2/4/98
198            8,625                  10,480        1,747      30,000       5,000        2/4/98
199           55,125                  12,600        2,101         N/A         N/A        2/4/98
200           65,750                      --       --          --           --           2/4/98
201              875                   9,000        4,500      38,000      19,000        2/4/98
202              625                   5,916          986      26,712       4,456        2/4/98
203           22,500                  28,047        4,675      --           --           2/4/98
204          100,215                  17,888        1,491         N/A         N/A        2/4/98
205           29,375                  38,004        9,501         N/A         N/A       1/31/98
206           --                      10,098        4,219      15,000       6,267        2/4/98
207           20,185                  69,000       11,500         N/A         N/A        2/4/98
208            1,556                   4,500       --          --           --          1/31/98
209            1,094                   5,094       --          --           --           2/4/98
210           10,000                  10,495        1,750      --           --           2/4/98
211           11,000                  24,300        2,025         N/A         N/A       1/31/98
212           --                          --      100,474      34,915      78,266        2/4/98
213          143,500                  39,745        9,952      14,172       3,543        2/4/98
214           17,966                   7,200          600      25,008       2,084       1/31/98
215          173,563                  29,040        3,051         N/A         N/A       1/31/98
216           --                      10,280       --          23,917       --           2/4/98
217           33,750                   8,116          676         N/A         N/A        2/4/98
218            8,650                   7,676        1,282      50,000       8,349        2/4/98
219           71,875                   7,000        1,170      --          40,027        2/4/98
220            4,113                  20,900       --             N/A         N/A        2/4/98
221            5,250                   5,245          437      29,721       2,477       1/14/98
222           --                       8,160          680      10,191         849       2/27/98
223           16,250                   9,837        4,111      30,000       5,800        2/4/98
224            4,625                  21,216        3,540         N/A         N/A        2/4/98
225           68,875                  27,000       --             N/A         N/A        2/4/98
226           --                      14,208        2,368      14,004       3,497        2/6/98
227           --                      13,572        3,404      27,912       5,364        2/6/98
228            2,500                   4,997          416      12,370       1,031       2/27/98
229           --                       7,500          625      32,963       2,750        2/4/98
230              813                   5,600        1,300         N/A         N/A        2/4/98
231            3,769                  22,000       --             N/A         N/A        2/4/98

                                RESERVE ACCOUNTS
                              (ALL MORTGAGE LOANS)

                                                                                                                 INITIAL
                                                                                                                 DEPOSIT
 CONTROL                                                                                                       TO CAPITAL
 NUMBER                            PROPERTY NAME                                     PROPERTY TYPE             IMP RESERVE
---------  --------------------------------------------------------------  ----------------------------------  -----------
232        Bert Kouns Self-Storage                                         Self Storage                            --
233        Sunnyslope Terrace                                              Multifamily--Conventional           $    39,458
234        Mountain View Villas Apartments                                 Multifamily--Conventional                16,938
235        Power Road Medical Center                                       Office                                   34,724
236        26 East Baseline Road                                           Retail--Unanchored                      --
237        Country Club Arms Apartments                                    Multifamily--Conventional                34,600
238        Sherman Street Apartments                                       Multifamily--Conventional                25,518
239        Greenbriar Square Shopping Center                               Retail--Anchored                         19,125
240        Woodberry Forest Apartments                                     Multifamily--Conventional               458,065
241        Metro Crest Apartments                                          Multifamily--Conventional                39,375
242        4490 Von Karman Ave.                                            Office                                  --
243        Art Colony Apartments                                           Multifamily--Conventional                 5,182
244        N. 10th & Vine Street Building                                  Industrial/Warehouse                      8,375
245        3 & 4 Corporate Plaza (Roll-up)                                 qOffice                                   3,750
246        CVS--H&R Block Center                                           Retail--Anchored                        --
247        The Crowne Building                                             Office                                    4,688
248        23193 Sandalfoot Plaza Drive                                    Retail--Unanchored                      --
249        CVS--St. Andrews                                                Retail--Anchored                        --
250        Fair Oaks Shopping Center                                       Retail--Unanchored                        5,125
251        Windrush Apartments                                             Multifamily--Conventional               143,600
252        Tutor Time Child Care Center                                    Retail--Unanchored                      --
253        680 Bridgeport Avenue                                           Office                                    2,500
254        NW 57th Ave & NW 176th Street                                   Industrial/Warehouse                    --
255        Warwick Apartments                                              Multifamily--Conventional                22,230
256        Grove One Apartments                                            Multifamily--Conventional               --
257        2410 West Temple Street                                         Multifamily--Conventional                   375
258        NWC Northwest 183rd Street & US 441                             Retail--Unanchored                      --
259        9575 Southern Boulevard                                         Retail--Unanchored                      --
260        The Outlot Shoppes at Fort Wayne                                Retail--Unanchored                      --
261        Twin Oaks Village Office Park                                   Office                                    6,500

            CURRENT
            BALANCE
              OF                                CURRENT      ANNUAL                     AS OF
            CAPITAL                            BALANCE OF    DEPOSIT      CURRENT      DATE OF
 CONTROL      IMP       ANNUAL DEPOSIT TO     REPLACEMENT   TO TI/LC    BALANCE OF     RESERVE
 NUMBER     RESERVE    REPLACEMENT RESERVE      RESERVE      RESERVE   TI/LC RESERVE  ACCOUNTS
---------  ---------  ----------------------  ------------  ---------  -------------  ---------
232           --                   $     946   $       79         N/A         N/A        2/4/98
233        $  39,458                  20,000        3,333         N/A         N/A        2/3/98
234           16,938                  21,240        7,095         N/A         N/A        2/4/98
235           34,724                   8,961       15,107   $  45,200  $   30,397        2/4/98
236           --                       4,320        1,081      23,520       5,884        2/4/98
237           34,600                  24,000        3,004         N/A         N/A        2/5/98
238           25,518                  22,212        1,851         N/A         N/A        2/4/98
239           19,125                      --       --          --           --           2/4/98
240          465,536                  21,348       19,744         N/A         N/A        2/9/98
241           39,375                  35,748        5,958         N/A         N/A        2/4/98
242           --                       7,598        2,535      --           --           2/4/98
243            5,182                  11,025        1,838         N/A         N/A       1/31/98
244            8,375                      --       16,486      --          75,000        2/4/98
245            3,750                   6,872        1,145      45,369      11,361        2/4/98
246           --                       2,153          718      --           6,023        2/4/98
247            4,688                   7,623        1,271      24,395       4,067        2/4/98
248           --                       1,129        1,129       7,139       --           2/4/98
249           --                          --       --          --           --           2/4/98
250            5,125                      --       --          --           --           2/4/98
251          143,600                  28,213       16,422         N/A         N/A        2/4/98
252           --                       2,940          245      --           --           2/4/98
253            2,500                   2,802        1,401      12,000       6,000        2/4/98
254           --                       1,475        1,475       1,632       --           2/4/98
255           22,230                  24,996       10,447         N/A         N/A        2/4/98
256           --                       3,500          876         N/A         N/A        2/4/98
257              375                   5,208          434         N/A         N/A        2/4/98
258           --                       1,200          400       3,500       1,169        2/1/98
259           --                       1,662        1,663       2,374       --           2/4/98
260           --                         591           49       5,100         425        2/5/98
261            6,500                   5,506          209      10,540         878        2/5/98

------------------------

(1) Includes $423,605 tenant specific lease reserve.

(2) Includes $100,000 tenant specific lease reserve.

(3) Includes $57,422 tenant specific lease reserve.

(4) Includes $200,000 tenant specific lease reserve.

THE MORTGAGE LOAN SELLER

    On or about March 11, 1998 (the "Closing Date"), the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to a purchase agreement (the "Mortgage Loan Purchase Agreement"). The Mortgage Loan Seller acquired or originated the Mortgage Loans as described above under "--Mortgage Loan History."

    The Mortgage Loan Seller is a corporation organized under the laws of the State of Delaware and an affiliate of both the Depositor and the Underwriter. The principal offices of the Mortgage Loan Seller are located at 200 Vesey Street, New York, New York 10285.

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASES

    On or prior to the Closing Date, the Depositor will transfer the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. In connection with such transfer, the Depositor will require the Mortgage Loan Seller to deliver to the Trustee or to a document custodian appointed by the Trustee (a "Custodian"), among other things, the following documents with respect to each Mortgage Loan (collectively, as to each Mortgage Loan, the "Mortgage File"): (i) the original Mortgage Note, endorsed, without recourse, to the order of the Trustee (or, if the original Mortgage Note has been lost, an affidavit to such effect from the Mortgage Loan Seller or another prior holder, together with a copy of the Mortgage Note); (ii) the original or a copy of the Mortgage and of any and all intervening assignments of the Mortgage, in each case with evidence of recording indicated thereon; (iii) the original or a copy of any related assignment of leases (if such item is a document separate from the Mortgage), and of any and all intervening assignments thereof, in each case with evidence of recording indicated thereon; (iv) an original assignment of the Mortgage in favor of the Trustee and in recordable form; (v) an original assignment of any related assignment of leases (if such item is a document separate from the Mortgage) in favor of the Trustee and in recordable form; (vi) originals or copies of all written modification agreements in those instances in which the terms or provisions of the Mortgage or Mortgage Note have been modified; (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; (viii) any file copies of any UCC financing statements and related amendments and continuation statements in the possession of the Mortgage Loan Seller; (ix) an original assignment in favor of the Trustee of any financing statement executed and filed in favor of the Mortgage Loan Seller or any prior mortgagee in the relevant jurisdiction; and (x) an original or copy of any ground lease relating to such Mortgage Loan.

    The Trustee or a Custodian on its behalf will be required to review each Mortgage File within a specified period following its receipt thereof. If any of the above-described documents is found during the course of such review to be missing from any Mortgage File or defective, if such omission or defect materially and adversely affects the interests of the Certificateholders, and if the Mortgage Loan Seller cannot deliver the missing document or cure the defect (other than omissions solely due to a document not having been returned by the related recording office) within a period of 90 days following its receipt of notice thereof, then the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned by the Depositor to the Trustee on or prior to the Closing Date) to repurchase the affected Mortgage Loan at a price (the "Purchase Price") generally equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan (calculated at the Mortgage Rate) to, but not including, the Due Date in the Collection Period in which the purchase is to occur, and (iii) certain servicing expenses that are reimbursable to the Master Servicer or the Special Servicer; provided that, with limited exception, the Mortgage Loan Seller will have an additional 90-day period to deliver the document or cure the defect, as the case may be, if it is diligently proceeding to effect such delivery or cure and has delivered to the Trustee an officer's certificate that describes the reasons that such delivery or cure was not effected within the first 90-day cure period and the actions it proposes to take to effect such delivery or cure, and which states that it anticipates such delivery or cure will be effected within the additional 90-day period; and provided further, that, if a document remains undelivered or a defect remains uncured after the initial and additional 90-day periods due to the failure of the related recording office to return such document, the Mortgage Loan Seller will be entitled to continue deferring its cure and repurchase obligations (but, in no event, however, beyond the second anniversary of the Closing Date) as long as it certifies to the Trustee every 30 days that the failure to deliver such document or cure such defect continues solely because of the continued failure of the related recording office to return such document and that it is diligently attempting to effect such delivery or cure, specifying the actions being taken by it. The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any uncured failure to deliver, or any uncured defect in, a constituent Mortgage Loan document. The Mortgage Loan Seller will be solely responsible for such repurchase obligation, and such obligation will not be the responsibility of the Depositor or any of its other affiliates.

    The Pooling and Servicing Agreement will require the Trustee promptly to cause each of the assignments described in clauses (iv), (v) and (ix) of the second preceding paragraph to be submitted for recording or filing, as the case may be, in the real property records of the jurisdiction in which the related Mortgaged Property is located or in the appropriate public office for UCC financing statements, as applicable. See "The Trust Agreement--Assignment of Mortgage Assets" in the Prospectus.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

    In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller will represent and warrant with respect to each Mortgage Loan (subject to certain exceptions specified in the Mortgage Loan Purchase Agreement), as of the Closing Date, or as of such other date specifically provided in the representation and warranty, among other things, generally that: (i) the information set forth in the schedule of Mortgage Loans attached to the Mortgage Loan Purchase Agreement (which contains certain of the information set forth in Annex A) is true and correct in all material respects as of the Cut-off Date; (ii) if such Mortgage Loan was originated by the Mortgage Loan Seller or an affiliate thereof, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan and, if such Mortgage Loan was not originated by the Mortgage Loan Seller or an affiliate thereof, then, to the best of the Mortgage Loan Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; (iii) the Mortgage Loan Seller owns the Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer the Mortgage Loan and is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests; (iv) the proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; (v) to the actual knowledge of the Mortgage Loan Seller, each of the related Mortgage Note, related Mortgage, related assignment of leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and a legal opinion generally to such effect was obtained by the originator of such Mortgage Loan at the time of origination;
(vi) as of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any related Mortgage Note, Mortgage or other agreement executed in connection with such Mortgage Loan, and, as of the Cut-off Date, to the actual knowledge of the Mortgage Loan Seller, there is no valid offset, defense, counterclaim or right of rescission with respect to any related Mortgage Note, Mortgage or other agreement; (vii) the assignment of the related Mortgage in favor of the Trustee constitutes the legal, valid and binding assignment of such Mortgage to the Trustee (subject to customary bankruptcy and creditors' rights limitations); (viii) the related Mortgage is (or, in the case of a Cross-Collateralized Mortgage Loan, each of the related Mortgages are) a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for
(A) liens for real estate taxes and special assessments not yet due and payable,
(B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal of such Mortgaged Property made in connection with the origination of such Mortgage Loan, (C) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage or materially affect the value or marketability of such Mortgaged Property and (D) any lien securing another Mortgage Loan in the Trust Fund; (ix) to the actual knowledge of the Mortgage Loan Seller, all taxes and governmental assessments that prior to the Cut-off Date became due or owing in respect of, and affect, the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related primary Mortgaged Property) have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established; (x) as of the date of its origination, there was no proceeding pending for the total or partial condemnation of the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related primary Mortgaged Property) that materially affects the value thereof, and such Mortgaged Property was free of material damage; and, as of the Cut-off Date, the Mortgage Loan Seller has not received any notice of the commencement of any proceeding for the total or partial condemnation of the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related primary Mortgaged Property) that materially affects the value thereof, and such Mortgaged Property is free of material damage; (xi) as of the date of its origination, all insurance required under the related Mortgage for such Mortgage Loan was in full force and effect with respect to the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related primary Mortgaged Property);
(xii) as of the Cut-off Date, no Mortgage Loan is, or in the prior 12 months, has been, 30 days or more past due in respect of any Scheduled Payment; and
(xiii) one or more environmental site assessments were performed with respect to the related Mortgaged Property (or, in the case of a Cross-Collateralized Mortgage Loan, the related primary Mortgaged Property) during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). For purposes of the foregoing, the "primary Mortgaged Property" for any Cross-Collateralized Mortgage Loan is the property or collectively the properties identified on Annex A by loan number as specifically corresponding thereto.

    In the case of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Certificateholders, the Mortgage Loan Seller, if it cannot cure such breach within a period of 90 days following its receipt of notice thereof, will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned by the Depositor to the Trustee on or prior to the Closing Date) to repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that, with limited exception, the Mortgage Loan Seller will have an additional 90-day period to cure such breach if it is diligently proceeding with such cure and has delivered to the Trustee an officer's certificate that describes the reasons that a cure was not effected within the first 90-day cure period and the actions it proposes to take to effect such cure and which states that it anticipates such cure will be effected within the additional 90-day period.

    The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any uncured breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. The Mortgage Loan Seller will be the sole warranting party in respect of the Mortgage Loans, and neither the Depositor nor any of its other affiliates will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. See "The Trust Agreement--Repurchase of Non-Conforming Loans" in the Prospectus.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

    The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates, maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

    A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Closing Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. If Mortgage Loans are removed from or added to the Mortgage Pool as described in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

    Although the obligations and duties of the Master Servicer and the Special Servicer with respect to the Mortgage Pool will initially be performed by a single entity (see "--The Master Servicer and the Special Servicer" below), the discussion herein is presented so as to reflect an allocation of responsibilities as if two separate entities were acting as Master Servicer and Special Servicer. In the event the obligations and duties of the Master Servicer and the Special Servicer are performed by separate entities, neither entity will be liable for the actions of the other as Master Servicer or Special Servicer.

    The servicing of the Mortgage Loans and any REO Properties will be governed by the Pooling and Servicing Agreement. The following summaries describe certain provisions of the Pooling and Servicing Agreement relating to the servicing and administration of the Mortgage Loans and any REO Properties. The summaries do not purport to be complete and are subject, and qualified in their entirety by reference, to the provisions of the Pooling and Servicing Agreement. Reference is made to the Prospectus for additional information regarding the terms of the Pooling and Servicing Agreement relating to the servicing and administration of the Mortgage Loans and any REO Properties and to the rights and obligations of the Master Servicer and the Special Servicer thereunder, PROVIDED THAT THE INFORMATION HEREIN SUPERSEDES ANY CONTRARY INFORMATION SET FORTH IN THE PROSPECTUS. See "Servicing of Mortgage Loans" and "The Trust Agreement" in the Prospectus. For purposes of the Prospectus, the Pooling and Servicing Agreement constitutes a Master Servicing Agreement and a Special Servicing Agreement.

    The Master Servicer and the Special Servicer, either directly or through sub-servicers, will be required to service and administer the Mortgage Loans on behalf of the Trustee for the benefit of the Certificateholders, as determined in the good faith and reasonable judgement of the Master Servicer or the Special Servicer, as the case may be, in accordance with applicable law, the terms of the Pooling and Servicing Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the following standards (collectively, the "Servicing Standard"): (i) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and asset management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans comparable to the Mortgage Loans; (ii) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans, or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis; and (iii) without regard to (A) any known relationship that the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof may have with the related borrower; (B) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof; (C) the Master Servicer's or the Special Servicer's obligation to make Advances (as defined herein); and (D) the right of the Master Servicer or the Special Servicer, as the case may be, or any affiliate of either of them, to receive reimbursement of costs, or the sufficiency of any compensation payable to it under the Pooling and Servicing Agreement or with respect to any particular transaction. The Master Servicer and Special Servicer will each be required to service and administer any group of related Cross-Collateralized Mortgage Loans as a single Mortgage Loan as and when it deems necessary and appropriate, consistent with the Servicing Standard.

    In general, the Master Servicer will be responsible for the servicing and administration of all the Mortgage Loans as to which no Servicing Transfer Event (as defined herein) has occurred and all Corrected Mortgaged Loans (as defined herein), and the Special Servicer will be obligated to service and administer each Mortgage Loan (other than a Corrected Mortgage Loan) as to which a Servicing Transfer Event has occurred (each, a "Specially Serviced Mortgage Loan"). A "Servicing Transfer Event" with respect to any Mortgage Loan consists of any of the following events: (a) any Monthly Payment shall be delinquent 60 or more days (or, in the case of a delinquent Balloon Payment, if the Master Servicer determines that the related borrower has obtained a binding commitment to refinance, such Balloon Payment shall be delinquent for such longer period of delinquency (not to exceed 120 days) within which such refinancing is expected to occur); (b) the Master Servicer shall have determined that (i) a default in making a Monthly Payment is likely to occur within 30 days, (ii) such default is likely to remain unremedied for at least 60 days and (iii) in the case of a Balloon Payment, the related borrower is not likely to refinance the subject Mortgage Loan within 120 days of the maturity date; (c) there shall have occurred a default (other than as described in clause
(a) above) that materially impairs the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days); (d) a decree or order under any bankruptcy, insolvency or similar law shall have been entered against the related borrower and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; (e) the related borrower shall consent to the appointment of a conservator or receiver or liquidator in any insolvency or similar proceedings of or relating to such related borrower or of or relating to all or substantially all of its property; (f) the related borrower shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or (g) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property.

    If a Servicing Transfer Event occurs with respect to any Mortgage Loan, the Master Servicer is required to transfer certain of its servicing responsibilities with respect thereto to the Special Servicer. Notwithstanding such transfer, the Master Servicer will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan, and to make remittances (including, if necessary, P&I Advances) and prepare certain reports to the Trustee with respect to such Mortgage Loan. If title to the related Mortgaged Property is acquired by the Trust Fund (upon acquisition, an "REO Property"), whether through foreclosure, deed in lieu of foreclosure or otherwise, the Special Servicer will continue to be responsible for the operation and management thereof. Mortgage Loans serviced by the Special Servicer are referred to herein as "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute "Specially Serviced Trust Fund Assets." The Master Servicer will have no responsibility for the Special Servicer's performance of its duties under the Pooling and Servicing Agreement.

    A Mortgage Loan will cease to be a Specially Serviced Mortgage Loan (and will become a "Corrected Mortgage Loan" as to which the Master Servicer will re-assume servicing responsibilities):

        (w) with respect to the circumstances described in clause (a) of the second preceding paragraph, when the related borrower has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a written modification, waiver or amendment granted or agreed to by the Special Servicer);

        (x) with respect to any of the circumstances described in clauses (b),
    (d), (e) and (f) of the second preceding paragraph, when such circumstances cease to exist in the good faith, reasonable judgment of the Special Servicer, but, with respect to any bankruptcy or insolvency proceedings described in clauses (d), (e) and (f), no later than the entry of an order or decree dismissing such proceeding;

        (y) with respect to the circumstances described in clause (c) of the second preceding paragraph, when such default is cured; and

        (z) with respect to the circumstances described in clause (g) of the second preceding paragraph, when such proceedings are terminated;

so long as at that time no other circumstance identified in such clauses (a) through (g) then exists.

THE MASTER SERVICER AND THE SPECIAL SERVICER

    The duties of both Master Servicer and Special Servicer will be performed by GMAC Commercial Mortgage Corporation ("GMACCM"). The following information has been provided by GMACCM. None of the Depositor, the Underwriter or any of their affiliates takes any responsibility therefor or makes any representation or warranty as to the accuracy or completeness thereof.

    GMACCM, a corporation organized under the laws of the State of California, is a wholly-owned direct subsidiary of GMAC Mortgage Group, Inc., which in turn is a wholly-owned direct subsidiary of General Motors Acceptance Corporation. The principal offices of GMACCM are located at 650 Dresher Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 328-4622. As of December 31, 1997, GMACCM was the servicer of a portfolio of multifamily and commercial mortgage loans totaling approximately $40 billion in aggregate outstanding principal amounts.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

    The principal compensation to be paid to the Master Servicer in respect of its servicing activities will be the Master Servicing Fee for each Mortgage Loan, including each Specially Serviced Mortgage Loan and each Mortgage Loan as to which the related Mortgaged Property has become an REO Property (an "REO Mortgage Loan"). The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will be calculated on the basis of a 360-day year consisting of twelve 30-day months, will accrue at the related Master Servicing Fee Rate and will be computed on the basis of the same principal amount respecting which any related interest payment due on the Mortgage Loan is computed. For each Mortgage Loan, the "Master Servicing Fee Rate" will be a per annum rate ranging from 0.0933% to 0.1733%. As of the Cut-off Date, the weighted average Master Servicing Fee Rate is 0.1235% per annum.

    If a borrower voluntarily prepays a Mortgage Loan on a date that is prior to its Due Date in such Collection Period, the amount of interest (net of related Servicing Fees (as defined herein) and, if applicable Additional Interest) that accrues on the Mortgage Loan during such Collection Period, without regard to any Prepayment Premium or Yield Maintenance Charge actually collected, will be less (such shortfall, a "Prepayment Interest Shortfall") than the amount of interest (net of related Servicing Fees and, if applicable, Additional Interest) that would otherwise have accrued on the Mortgage Loan through such Due Date. If such a principal prepayment occurs during any Collection Period after the Due Date for such Mortgage Loan in such Collection Period, the amount of interest (net of related Servicing Fees and, if applicable, Additional Interest) that accrues and is collected on the Mortgage Loan during such Collection Period, without regard to any Prepayment Premium or Yield Maintenance Charge actually collected, will exceed (such excess, a "Prepayment Interest Excess") the amount of interest (net of related Servicing Fees and, if applicable, Additional Interest) that would have been collected on the Mortgage Loan during such Collection Period if the borrower had not prepaid. Any Prepayment Interest Excesses collected will be paid to the Master Servicer as additional servicing compensation. However, with respect to each Distribution Date, the Master Servicer will be required to deposit into the Collection Account (such deposit, a "Compensating Interest Payment"), without any right of reimbursement therefor, an amount equal to the lesser of (a) the aggregate of all Prepayment Interest Shortfalls experienced with respect to the Mortgage Pool during the related Collection Period and (b) the sum of (i) the aggregate of its Master Servicing Fees for such Collection Period (but only to the extent of that portion thereof calculated at a rate of 0.04% per annum with respect to each and every Mortgage
Loan) and (ii) the aggregate of all Prepayment Interest Excesses, if any, collected with respect to the Mortgage Pool during such Collection Period. Compensating Interest Payments will not cover shortfalls in Mortgage Loan interest accruals that result from any liquidation of a defaulted Mortgage Loan, or of any REO Property acquired in respect thereof, that occurs during a Collection Period prior to the related Due Date therein.

    The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be: (i) the Special Servicing Fee (together with the Master Servicing Fee, the "Servicing Fees") for each Specially Serviced Mortgage Loan and each REO Mortgage Loan; (ii) the Liquidation Fee for each Specially Serviced Trust Fund Asset as to which the Special Servicer receives any full or discounted payoff or any Liquidation Proceeds (as defined herein); and (iii) the Workout Fee for each Corrected Mortgage Loan. The "Special Servicing Fee" will be calculated on the basis of a 360-day year consisting of twelve 30-day months, will accrue at a rate (the "Special Servicing Fee Rate") equal to 0.25% per annum and will be computed on the basis of the same principal amount respecting which any related interest payment on the related Specially Serviced Mortgage Loan or REO Mortgage Loan is computed. However, earned Special Servicing Fees will be payable out of general collections on the Mortgage Loans then on deposit in the Custodial Account. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Mortgage Loan will cease to accrue if such Mortgage Loan (or the related REO Property) is liquidated or such Mortgage Loan becomes a Corrected Mortgage Loan. The "Liquidation Fee" with respect to each Specially Serviced Trust Fund Asset as to which any full or discounted payoff or any Liquidation Proceeds have been received, will generally be in an amount equal to 1.0% of such full or discounted payoff or such Liquidation Proceeds; provided that no Liquidation Fee will be payable in connection with, or out of Liquidation Proceeds resulting from, the purchase of any Specially Serviced Trust Fund Asset (i) by the Mortgage Loan Seller (as described herein under "Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases," (ii) by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder as described herein under "Description of the Certificates--Termination" or (iii) in certain other limited circumstances. The "Workout Fee" with respect to each Corrected Mortgage Loan will generally be an amount equal to 1.0% of all collections of principal, interest, Prepayment Premiums and/or Yield Maintenance Charges received in respect of such Corrected Mortgage Loan.

    As additional servicing compensation, the Master Servicer and/or the Special Servicer will be entitled to retain or receive, as the case may be, any assumption fees, modification fees, extension fees, "Default Interest" (that is, interest in excess of interest at the related Mortgage Rate (or, if applicable, the Revised Rate) accrued in respect of any Mortgage Loan as a result of a default thereunder) and late payment charges payable under the related loan documents and actually collected on the Mortgage Loans, all such amounts to be allocated between the Master Servicer and the Special Servicer as provided in the Pooling and Servicing Agreement; provided that the Master Servicer's and/or Special Servicer's right to receive Default Interest or late payment charges as additional servicing compensation will be limited to the portion of such items that have not been applied to cover interest on Advances in respect of the related Mortgage Loan. In addition, each of the Master Servicer and the Special Servicer is authorized to invest or direct the investment of funds held in those accounts maintained by it that relate to the Mortgage Loans or REO Properties, as the case may be, in certain short-term United States government securities and other permitted investment grade obligations ("Permitted Investments"), and the Master Servicer and the Special Servicer each will be entitled to retain any interest or other income earned on such funds held in those accounts maintained by it, but shall be required to cover any losses on investments of funds held in those accounts maintained by it, from its own funds without any right to reimbursement.

    Each of the Master Servicer and Special Servicer will, in general, be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, including the fees of any sub-servicers retained by it, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. In general, customary, reasonable and necessary "out of pocket" costs and expenses required to be incurred by the Master Servicer or Special Servicer in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, will constitute "Servicing Advances" (Servicing Advances and P&I Advances, collectively, "Advances") and, in all cases, will be reimbursable from future payments and other collections, including in the form of Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds (each as defined herein), on or in respect of the related Mortgage Loan or REO Property ("Related Proceeds"). Notwithstanding the foregoing, each of the Master Servicer and Special Servicer will be permitted to pay certain of such expenses (including certain expenses incurred as a result of a Mortgage Loan default) directly out of the Custodial Account and at times without regard to the relationship between the expense and the funds from which it is being paid. See "--The Custodial Account" and "Description of the Certificates--Collection Account" herein.

    If the Master Servicer or Special Servicer is required under the Pooling and Servicing Agreement to make a Servicing Advance, but neither does so within 15 days after such Servicing Advance is required to be made, then the Trustee will, if it has actual knowledge of such failure, be required to give the defaulting party notice of such failure and further will, if such failure continues for three more business days, be required to make such Servicing Advance. The Fiscal Agent will be required to make any such Servicing Advance that the Trustee was required, but failed, to make.

    Notwithstanding anything herein to the contrary, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent will be obligated to make Servicing Advances only to the extent that such Servicing Advances are, in the reasonable, good faith judgment of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, ultimately recoverable from Related Proceeds. With respect to any Servicing Advance, the Trustee and the Fiscal Agent will be entitled to conclusively rely on the non-recoverability determination made by the Master Servicer or Special Servicer.

    The Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent will be each entitled to receive interest, at the Reimbursement Rate, on any Servicing Advances made by it. Such interest will compound annually and will be paid: (i) at any time, out of Default Interest and late payment charges collected on the related Mortgage Loan; and (ii) once the related Servicing Advance has been reimbursed, out of general collections on the Mortgage Loans then on deposit in the Custodial Account.

MODIFICATIONS, WAIVERS AND AMENDMENTS

      The Pooling and Servicing Agreement will permit the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the Servicing Standard, that it is appropriate to do so and (b) except as described in the following paragraph, such modification, waiver or amendment, will not (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges but excluding Default Interest and other amounts payable as additional servicing compensation) payable under the Mortgage Loan, (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period, (iii) except as expressly provided by the related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment or (iv) in the reasonable, good faith judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

    Notwithstanding clause (b) of the preceding paragraph, subject to the following sentence and the discussion under "--The Controlling Class Representative" below, the Special Servicer may (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium or Yield Maintenance Charge, (ii) reduce the amount of the Monthly Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced Mortgage Loan, (iv) accept a principal prepayment during any Lockout Period, or (v) extend the date on which any Balloon Payment is scheduled to be due in respect of a Specially Serviced Mortgage Loan; provided that (w) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable, good faith judgment of the Special Servicer, such default is reasonably foreseeable, (x) in the reasonable, good faith judgment of the Special Servicer, such modification, waiver or amendment would increase the recovery to Certificateholders on a net present value basis, (y) such modification, waiver or amendment does not result in a tax being imposed on the Trust Fund or cause any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time the Certificates are outstanding and (z) in connection with extending the date on which any Balloon Payment is scheduled to be due in respect of a Specially Serviced Mortgage Loan, the Special Servicer has obtained an appraisal, in accordance with the standards of the Appraisal Institute, of the related Mortgaged Property, performed by an independent appraiser, in connection with such extension, which appraisal supports the determination of the Special Servicer contemplated by clause (x) of this proviso. In no event, however, will the Special Servicer be permitted to (i) extend the maturity date of a Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date, (ii) extend the maturity date of any Mortgage Loan which has a Mortgage Rate below the then prevailing interest rate for comparable loans, as determined by the Special Servicer, unless such Mortgage Loan is a Balloon Loan as to which the borrower has failed to make the Balloon Payment at its scheduled maturity and such Balloon Loan is not a Specially Serviced Mortgage Loan (other than by reason of failure to make the Balloon Payment) and has not been delinquent in the preceding 12 months (other than with respect to the Balloon Payment), in which case the Special Servicer may make up to three one-year extensions at the existing Mortgage Rate for such Mortgage Loan (provided that such limitation of extensions made at a below market rate will not limit the ability of the Special Servicer to extend the maturity date of any Mortgage Loan at an interest rate at or in excess of the prevailing rate for comparable loans at the time of such modification), (iii) if the Mortgage Loan is secured by a ground lease, extend the maturity date of such Mortgage Loan beyond a date which is less than 10 years prior to the expiration of the term of such ground lease, (iv) reduce the Mortgage Rate to a rate below the then prevailing interest rate for comparable loans, as determined by the Special Servicer or (v) defer interest due on any Mortgage Loan in excess of 10% of the Stated Principal Balance of such Mortgage Loan or defer the collection of interest on any Mortgage Loan without accruing interest on such deferred interest at a rate at least equal to the Mortgage Rate of such Mortgage Loan.

    The Special Servicer will be required to notify the Trustee and the Master Servicer of any modification, waiver or amendment of any term of any Mortgage Loan, and to deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within 10 business days) following the execution thereof. Upon reasonable prior written notice to the Trustee, copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are required to be available for review during normal business hours at the offices of the Trustee. See "Description of the Certificates--Reports to Certificateholders; Available Information" herein.

CUSTODIAL ACCOUNT

    GENERAL. The Master Servicer will be required to establish and maintain one or more separate accounts for the collection of payments on the Mortgage Loans (collectively, the "Custodial Account"), which will be established in such manner and/or with such a depository as are specified in the Pooling and Servicing Agreement or, as confirmed in writing by each Rating Agency, as would not cause a qualification, downgrade or withdrawal of any of the ratings then assigned by it to any Class of Certificates (and, accordingly, which constitute an "Eligible Account"). The funds held in the Custodial Account may be held as cash or invested in Permitted Investments.

    Any interest or other income earned on funds in the Custodial Account will be paid to the Master Servicer as additional compensation subject to the limitations set forth in the Pooling and Servicing Agreement. See "--Servicing and Other Compensation and Payment of Expenses" above.

    DEPOSITS. The Master Servicer will be required to deposit or cause to be deposited in the Custodial Account upon receipt (in the case of collections and payments on the Mortgage Loans) or as otherwise required under the Pooling and Servicing Agreement, the following payments and collections received or made by or on behalf of the Master Servicer subsequent to the Closing Date (other than in respect of scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date, which belong to the Mortgage Loan Seller):

        (i) all payments on account of principal on the Mortgage Loans, including principal prepayments;

        (ii) all payments on account of interest on the Mortgage Loans, including Default Interest and Additional Interest;

       (iii) all Prepayment Premiums and Yield Maintenance Charges;

        (iv) (A) all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan (collectively with any comparable amounts received with respect to an REO Property, "Insurance Proceeds"), other than any such proceeds applied to the restoration of the property or otherwise released to the borrower or another appropriate person, (B) all proceeds received in connection with the condemnation or the taking by right of eminent domain of a Mortgaged Property (collectively with any comparable amounts received with respect to an REO Property, "Condemnation Proceeds"), other than any such proceeds applied to the restoration of the property or otherwise released to the borrower or another appropriate person, and (C) all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans by foreclosure or otherwise (collectively with any amounts received in connection with the sale of an REO Property and the amounts described in clause (v) below, "Liquidation Proceeds");

        (v) all cash proceeds paid in connection with (A) the repurchase of any Mortgage Loan by the Mortgage Loan Seller as described under "Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases" or "--Representations and Warranties; Repurchases" herein, (B) the purchase of any defaulted Mortgage Loan by any party as described under "--Realization Upon Defaulted Mortgage Loans; Sale of Defaulted Mortgage Loans and REO Properties" below and (C) the purchase of all remaining Mortgage Loans and REO Properties by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder as described under "Description of the Certificates--Termination" herein;

        (vi) any amounts required to be deposited by the Master Servicer in connection with losses incurred with respect to Permitted Investments of funds held in the Custodial Account;

       (vii) all payments required to be deposited by the Master Servicer or the Special Servicer in the Custodial Account with respect to any deductible clause in any blanket insurance policy described under "--Maintenance of Insurance" herein;

      (viii) any amount required to be transferred from the REO Account (if established); and

        (ix) any other amounts required to be so deposited under the Pooling and Servicing Agreement.

    Upon receipt of any of the amounts described in clauses (i) through (v) above with respect to any Specially Serviced Mortgage Loan, the Special Servicer is generally required to promptly remit such amounts to the Master Servicer for deposit in the Custodial Account.

    WITHDRAWALS. The Master Servicer may make withdrawals from the Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

        (i) to remit to the Trustee on or before the Distribution Date each month an amount generally equal to that portion of the Available Distribution Amount (inclusive of any amounts to be paid or reimbursed from the Collection Account by the Trustee) for the related Distribution Date then on deposit in the Custodial Account, together with any Prepayment Premiums and/or Yield Maintenance Charges received during the related Collection Period and in the case of the final distribution date, any additional amounts received in connection with a purchase of all remaining Mortgage Loans and REO Properties by the Depositor, the Master Servicer, the Special Servicer, the Underwriter or the Majority Subordinate Certificateholder as described under "Description of the Certificates--Termination" herein;

        (ii) to apply amounts held for future distribution on the Certificates to make P&I Advances;

       (iii) to reimburse the Fiscal Agent, the Trustee or itself (in that order), as applicable, for unreimbursed P&I Advances (other than P&I Advances that constitute Nonrecoverable Advances (as defined below), which are reimbursable as described in clause (viii) below) made thereby (in each case, with its own funds), such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer as late collections of interest and principal (net of related Master Servicing Fees and any related Workout Fees) on the particular Mortgage Loan (including an REO Mortgage Loan) as to which each such P&I Advance was made;

        (iv) to pay itself earned and unpaid Master Servicing Fees in respect of each Mortgage Loan (including each Specially Serviced Mortgage Loan and each REO Mortgage Loan), such payment being limited to amounts received on or in respect of such Mortgage Loan that are allocable as a recovery of interest thereon;

        (v) to pay the Special Servicer, out of general collections on the Mortgage Loans, Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and each REO Mortgage Loan;

        (vi) to pay the Special Servicer earned and unpaid Workout Fees and Liquidation Fees to which it is entitled as and from the sources described above under "--Servicing and Other Compensation and Payment of Expenses";

       (vii) to reimburse the Fiscal Agent, the Trustee, itself or the Special Servicer (in that order), as applicable, for any unreimbursed Servicing Advances made thereby (in each case, with its own funds), such reimbursement to be made out of Related Proceeds;

      (viii) to reimburse the Fiscal Agent, the Trustee, itself or the Special Servicer (in that order), as applicable, out of general collections on the Mortgage Loans and REO Properties, for any unreimbursed Advances made thereby (in each case, with its own funds) that have been determined not to be ultimately recoverable from Related Proceeds (any such Advance, a "Nonrecoverable Advance");

        (ix) at or following such time as it reimburses the Fiscal Agent, the Trustee, the Special Servicer or itself, as applicable, for any unreimbursed Advance as described in clause (iii), (vii) or (viii) above, to pay Fiscal Agent, the Trustee, the Special Servicer or itself (in that order), as the case may be, out of general collections on the Mortgage Loans and any REO Properties, any interest at the Reimbursement Rate accrued and payable on such Advance;

        (x) to pay, out of general collections on the Mortgage Loans and any REO Properties, for costs and expenses incurred by the Trust Fund in connection with environmental testing and/or remediation as described in "--Realization Upon Defaulted Mortgage Loans; Sale of Defaulted Mortgage Loans and REO Properties";

        (xi) to pay itself, as additional servicing compensation, (A) interest and investment income earned in respect of amounts held in the Custodial Account, (B) any Prepayment Interest Excesses and (C) Default Interest in respect of Mortgage Loans that are not Specially Serviced Mortgage Loans or REO Mortgage Loans, and to pay the Special Servicer as additional servicing compensation, Default Interest in respect of Specially Serviced Mortgage Loans and REO Mortgage Loans;

       (xii) to pay, out of general collections on the Mortgage Loans and any REO Properties, for the cost of an independent appraiser or other expert in real estate matters as required under the Pooling and Servicing Agreement;

      (xiii) to pay itself, the Special Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, out of general collections on the Mortgage Loans and any REO Properties, amounts payable to any such person as described under "--Certain Matters Regarding the Depositor, the Master Servicer and the Special Servicer" below;

       (xiv) to pay, out of general collections on the Mortgage Loans and any REO Properties, for the cost of certain advice of counsel and tax accountants, the cost of certain opinions of counsel and the cost of recording the Pooling and Servicing Agreement, all as set forth in the Pooling and Servicing Agreement;

       (xv) with respect to each Mortgage Loan purchased pursuant to or as contemplated by the Pooling and Servicing Agreement, to pay to the purchaser thereof all amounts received thereon subsequent to the date of purchase;

       (xvi) to pay certain servicing expenses that would, if advanced, constitute Nonrecoverable Advances, but the payment of which is determined nonetheless to be in the best interests of the Certificateholders; and

      (xvii) to clear and terminate the Custodial Account upon the termination of the Pooling and Servicing Agreement.

THE CONTROLLING CLASS REPRESENTATIVE

    SELECTION. The Pooling and Servicing Agreement permits the holder (or holders) of the majority of the Voting Rights allocated to the Controlling Class of Sequential Pay Certificates to replace the Special Servicer and to select a representative (the "Controlling Class Representative") from whom the Special Servicer will seek advice and approval and take direction under certain circumstances; provided that, if the Controlling Class of Certificates is held in book-entry form and confirmation of the identities of the related Certificate Owners has been provided to the Trustee, such Certificate Owners entitled to a majority of the Voting Rights allocated to the Controlling Class will be entitled to directly replace the Special Servicer and/or select a Controlling Class Representative. The "Controlling Class" of Sequential Pay Certificates is the Class of Sequential Pay Certificates with the latest alphabetical Class designation that has a Certificate Balance that is greater than 25% of its original Certificate Balance; provided that if no Class of Sequential Pay Certificates has a Certificate Balance that is greater than 25% of its original Certificate Balance, the then outstanding Class of Sequential Pay Certificates with the latest alphabetical Class designation will be the "Controlling Class" of Sequential Pay Certificates. The Class A-1, Class A-2 and Class A-3 Certificates will be treated as one Class for determining the Controlling Class of Sequential Pay Certificates.

    CERTAIN RIGHTS AND POWERS. The Controlling Class Representative will be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer, and subject to the discussion in the second following paragraph, the Special Servicer will not be permitted to take any of the following actions as to which the Controlling Class Representative has objected in writing within 10 business days of having been notified thereof and having been provided with all reasonably requested information with respect thereto (provided that if such written objection has not been received by the Special Servicer within such 10 business day period, then the Controlling Class Representative's approval will be deemed to have been given):

        (i) any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

        (ii) any modification of a monetary term (including the timing of payments) or any material non-monetary term of a Mortgage Loan;

       (iii) any proposed sale of a defaulted Mortgage Loan or REO Property (other than in connection with the termination of the Trust Fund as described under "Description of the Certificates-- Termination" herein) for less than the applicable Purchase Price;

        (iv) any acceptance of a discounted payoff;

        (v) any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at an REO Property;

        (vi) any release of collateral (other than in accordance with the terms of, or upon satisfaction of, a Mortgage Loan);

       (vii) any acceptance of substitute or additional collateral for a Mortgage Loan;

      (viii) any waiver of a "due-on-sale" or "due-on-encumbrance" clause; and

        (ix) any acceptance of an assumption agreement releasing a borrower from liability under a Mortgage Loan.

    In addition, subject to the discussion in the following paragraph, the Controlling Class Representative may direct the Special Servicer to take, or to refrain from taking, such other actions as the Controlling Class Representative may deem advisable or as to which provision is otherwise made in the Pooling and Servicing Agreement.

    The foregoing notwithstanding, no such advice, direction or objection contemplated by either of the two preceding paragraphs may require or cause the Special Servicer to violate any provision of the Pooling and Servicing Agreement, including the Special Servicer's obligation to act in accordance with the Servicing Standard.

    LIMITATION ON LIABILITY OF CONTROLLING CLASS REPRESENTATIVE. The Controlling Class Representative will have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that the Controlling Class Representative will not be protected against any liability which would otherwise be imposed by reason of willfull misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. Each Certificateholder acknowledges and agrees, by its acceptance of its Certificates, that the Controlling Class Representative may have special relationships and interests that conflict with those of holders of one or more Classes of Certificates, that the Controlling Class Representative may act solely in the interests of the holders of the Controlling Class, that the Controlling Class Representative does not have any duties to the holders of any Class of Certificates other than the Controlling Class, that the Controlling Class Representative may take actions that favor the interests of the holders of the Controlling Class over the interests of the holders of one or more other Classes, that the Controlling Class Representative will not be deemed to have been negligent or reckless, or to have acted in bad faith or engaged in willfull misconduct by reason of its having acted solely in the interests of the Controlling Class, and that the Controlling Class Representative will have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Controlling Class Representative for having so acted. With limited exception, Special Servicer will be required by the Pooling and Servicing Agreement to keep confidential all advice, directions, recommendations and/or objections received from the Controlling Class Representative.

REALIZATION UPON DEFAULTED MORTGAGE LOANS; SALE OF DEFAULTED MORTGAGE LOANS AND
  REO PROPERTIES

    A borrower's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make Mortgage Loan payments may also be unable to make timely payments of taxes and to otherwise maintain and insure the related Mortgaged Property. In general, the Special Servicer will be required to monitor any Mortgage Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Special Servicer is able to assess the success of any such corrective action or the need for additional initiatives.

    The time within which the Special Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the borrower, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a borrower files a bankruptcy petition, the Special Servicer may not be permitted to accelerate the maturity of the related Mortgage Loan or to foreclose on the Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans" in the Prospectus.

    The Pooling and Servicing Agreement grants to the Master Servicer, the Special Servicer and any holder of Certificates evidencing a majority interest (or, if no Certificateholder holds a majority interest, the holder of Certificates evidencing the largest interest) in the Controlling Class (the "Majority Subordinate Certificateholder") a right to purchase from the Trust Fund certain defaulted Specially Serviced Mortgage Loans in the priority described below. If the Special Servicer has determined in good faith that any such defaulted Specially Serviced Mortgage Loan will become subject to foreclosure proceedings, the Special Servicer will be required to promptly so notify in writing the Trustee and the Master Servicer, and the Trustee will be required, within ten days after receipt of such notice, to notify the Majority Subordinate Certificateholder. Such Certificateholder may at its option purchase from the Trust Fund, at a cash price equal to the applicable Purchase Price, any such defaulted Specially Serviced Mortgage Loan at any time prior to liquidation thereof; provided that if such Certificateholder has not purchased such defaulted Specially Serviced Mortgage Loan within 30 days of its having received notice in respect thereof, either the Special Servicer or the Master Servicer, in that order of preference, may at its option also purchase such Mortgage Loan from the Trust Fund, at a cash price equal to the applicable Purchase Price. In addition, the Special Servicer may offer to sell any such defaulted Specially Serviced Mortgage Loan not otherwise purchased as described in the preceding sentence, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Trust Fund. Such offer will be required to be made in a commercially reasonable manner for a period of not less than ten days. Unless the Special Servicer determines that acceptance of any bid would not be in the best economic interests of the Certificateholders (as a collective whole) and subject to any rights that the Controlling Class Representative may have to object if the winning bid is not at least equal to the applicable Purchase Price, the Special Servicer will be required to accept the highest cash bid received from any person that constitutes a "fair price" (determined in accordance with the Pooling and Servicing Agreement) for the particular Mortgage Loan. See "--The Controlling Class Representative-- Certain Rights and Powers" above.

    Notwithstanding any of the foregoing, the Special Servicer will not be obligated to accept the highest cash bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders (as a collective whole); and subject to any rights that the Controlling Class Representative may have to object if the winning bid is not at least equal to the applicable Purchase Price, the Special Servicer may accept a lower cash bid (from any person or entity other than itself or an affiliate) if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Certificateholders (as a collective whole) (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms (other than the price) offered by the prospective buyer making the lower bid are more favorable).

    Neither the Trustee, in its individual capacity, nor any of its affiliates may bid for or purchase any defaulted Specially Serviced Mortgage Loan or any REO Property.

    The Special Servicer will be required to exercise reasonable efforts, consistent with the Servicing Standard and the discussion under "--The Controlling Class Representative--Certain Rights and Powers" above, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments and which are not sold as described above. Notwithstanding the foregoing, neither the Master Servicer nor the Special Servicer is permitted, on behalf of the Trust Fund, to obtain title to a Mortgaged Property by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable, good faith judgment of the Special Servicer exercised in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless:

        (i) the Special Servicer has previously determined in accordance with the Servicing Standard, based on a report prepared by a person who regularly conducts environmental audits, that the Mortgaged Property is in compliance with applicable environmental laws and regulations and there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

        (ii) in the event that the determination described in the immediately preceding clause (i) above cannot be made, (A) the Special Servicer has previously determined in accordance with the Servicing Standard, on the same basis as described in the immediately preceding clause (i) above, that it would maximize the recovery to the Certificateholders on a present value basis to acquire title to or possession of the Mortgaged Property and to take such remedial, corrective and/or other further actions as are necessary to bring the Mortgaged Property into compliance with applicable environmental laws and regulations and to appropriately address any of the circumstances and conditions referred to in the immediately preceding clause
    (i) above, and (B) the Controlling Class Representative has not properly objected to the Special Servicer's doing so. See "--The Controlling Class Representative --Certain Rights and Powers" above and "Certain Legal Aspects of Mortgage Loans-- Environmental Matters" in the Prospectus.

    The cost of any environmental testing, as well as the cost of any remedial, corrective or other further action contemplated by clause (ii) of the preceding paragraph, is payable directly out of the Custodial Account.

    If neither of the conditions set forth in clauses (i) and (ii) of the second preceding paragraph has been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer will be required to take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that, if such Mortgage Loan has a then outstanding principal balance greater than $1 million, then, prior to effecting such release, (i) the Special Servicer shall have notified the Rating Agencies, the Trustee and the Master Servicer, (ii) the Trustee shall have notified the Certificateholders and (iii) the holders of Certificates entitled to a majority of the Voting Rights (as defined herein) shall not have objected to such release within 30 days of their having been so notified thereof.

REO PROPERTIES

    If title to any Mortgaged Property is acquired by the Trustee on behalf of the Certificateholders pursuant to foreclosure proceedings instituted by the Special Servicer or otherwise, the Special Servicer, on behalf of such holders, will be required to sell the Mortgaged Property by the end of the third calendar year following the calendar year of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property (an "REO Extension") or (ii) the Special Servicer obtains an opinion of counsel generally to the effect that the holding of the property for more than three years after the end of the calendar year in which it was acquired will not result in the imposition of a tax on the Trust Fund or cause any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code. Subject to the foregoing, the Special Servicer will generally be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property. The Special Servicer may retain an independent contractor to operate and manage any REO Property; however, the retention of an independent contractor will not relieve the Special Servicer of its obligations with respect to such REO Property.

    In general, the Special Servicer or an independent contractor employed by the Special Servicer at the expense of the Trust Fund will be obligated to operate and manage any Mortgaged Property acquired as REO Property in a manner that (i) maintains its status as "foreclosure property" under the REMIC Provisions and (ii) would, to the extent commercially reasonable and consistent with the foregoing clause (i), maximize the Trust Fund's net after-tax proceeds from such property. After the Special Servicer reviews the operation of such property and consults with the Trustee (or any person appointed thereby to act as REMIC administrator) to determine the Trust Fund's federal income tax reporting position with respect to the income it is anticipated that the Trust Fund would derive from such property, the Special Servicer could determine (particularly in the case of an REO Property that is a hospitality or residential health care facility) that it would not be commercially reasonable to manage and operate such property in a manner that would avoid the imposition of a tax on "net income from foreclosure property", within the meaning of Section 857(b)(4)(B) of the Code or a tax on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"). To the extent that income the Trust Fund receives from an REO Property is subject to a tax on (i) "net income from foreclosure property" such income would be subject to federal tax at the highest marginal corporate tax rate (currently 35%) or (ii) "prohibited transactions," such income would be subject to federal tax at a 100% rate. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO Property that is directly operated by the Special Servicer would be apportioned and classified as "service" or "non-service" income. The "service" portion of such income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate on "prohibited transactions," and the "non-service" portion of such income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate applicable to "prohibited transactions." Any REO Tax imposed on the Trust Fund's income from an REO Property would reduce the amount available for distribution to Certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Certain Federal Income Tax Consequences" herein and "Federal Income Tax Considerations" in the Prospectus. The reasonable "out-of-pocket" costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the Custodial Account.

    The Special Servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired, the Special Servicer will be required to establish and maintain one or more accounts (collectively, the "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account is to be an Eligible Account. The Special Servicer will be required to deposit, or cause to be deposited, in the REO Account, upon receipt, all net income, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds received in respect of an REO Property. The funds held in the REO Account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the REO Account will be payable to the Special Servicer, subject to the limitations set forth in the Pooling and Servicing Agreement.

    The Special Servicer will be required to withdraw from the REO Account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. Promptly following the end of each Collection Period, the Special Servicer will be required to withdraw from the REO Account and deposit, or deliver to the Master Servicer for deposit, into the Custodial Account the aggregate of all amounts received in respect of each REO Property during such Collection Period, net of any withdrawals made out of such amounts as described in the preceding sentence; provided that the Special Servicer may, subject to certain limitations set forth in the Pooling and Servicing Agreement, retain in the REO Account such portion of such proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property (including the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses).

REPLACEMENT OF THE SPECIAL SERVICER

    The Pooling and Servicing Agreement will permit the holder (or holders) of the majority of the Voting Rights allocated to the Controlling Class to terminate an existing Special Servicer and to appoint a successor thereto. Any such appointment of a successor Special Servicer will be subject to, among other things, the Trustee's receipt of (i) written confirmation from each Rating Agency that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the respective Classes of Certificates, and (ii) the written agreement of the proposed Special Servicer to be bound by the terms and conditions of the Pooling and Servicing Agreement, together with an opinion of counsel regarding, among other things, the enforceability thereof. Subject to the foregoing, any Certificateholder or affiliate thereof may be appointed as Special Servicer.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

    The Special Servicer will be required to perform or cause to be performed a physical inspection of each REO Property and each Mortgaged Property securing a Specially Serviced Mortgage Loan, at least once per calendar year. In addition, the Master Servicer will be required to inspect or cause to be inspected each other Mortgaged Property at least once per calendar year. The Master Servicer and the Special Servicer will each be required to promptly prepare or cause to be prepared (and, in the case of the Special Servicer, to deliver to the Master Servicer) a written report of each such inspection performed by it that generally describes the condition of the Mortgaged Property and that specifies the existence with respect thereto of any sale, transfer or abandonment or any material change in its condition or value.

    The Special Servicer, in the case of any Specially Serviced Mortgage Loans, and the Master Servicer, in the case of all other Mortgage Loans, will also be required to use reasonable efforts to collect from the related borrower (and, in the case of the Special Servicer, to deliver to the Master Servicer) the quarterly and annual operating statements and rent rolls with respect to each of the Mortgaged Properties and REO Properties. In connection therewith, with respect to each Mortgaged Property and REO Property, the Master Servicer will be required to prepare (based on reports generated by itself and the Special Servicer) and deliver to the Trustee a Comparative Financial Status Report for, or as of the end of, the applicable period. See "Description of the Certificates--Reports to Certificateholders; Available Information" herein. Each of the Mortgages requires the related borrower to deliver an annual property operating statement. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor are the Master Servicer and the Special Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

    If and to the extent reasonably requested by any Certificateholder or any Certificate Owner identified to the reasonable satisfaction of the Trustee, the Trustee will be required to request from the Master Servicer and, upon receipt, make available to the requesting Certificateholder or Certificate Owner, during normal business hours at the offices of the Trustee, copies of the inspection reports and operating statements referred to above. See "Description of the Certificates--Reports to Certificateholders; Available Information" herein.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

    Substantially all of the Mortgages contain "due-on-sale" and "due-on-encumbrance" provisions, that, in general, entitle the holder thereof to accelerate the maturity of the related Mortgage Loan upon any sale or other transfer of, or upon the creation of any lien or other encumbrance upon, the related Mortgaged Property or prohibit the borrower from doing so without the consent of the lender. With respect to each Mortgage Loan, the Special Servicer, on behalf of the Trustee as the mortgagee of record, will be required under the Pooling and Servicing Agreement, to the extent permitted by applicable law, to enforce the restrictions contained in the related Mortgage on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related borrower, unless the Special Servicer determines, in its reasonable, good faith judgment, that waiver of such restrictions is in accordance with the Servicing Standard and has not been properly objected to by the Controlling Class Representative. See "--Controlling Class Representative--Certain Rights and Powers" above. Notwithstanding the foregoing, the Special Servicer's exercise of any such waiver in respect of a due-on-encumbrance provision is conditioned upon its receipt of prior written confirmation from each Rating Agency (in the case of DCR, only if the related Mortgage Loan represents 2% or more of the then aggregate unpaid principal balance of the Mortgage Pool) that such action would not result in a qualification, downgrade or withdrawal of any of the ratings then assigned to the Certificates.

MAINTENANCE OF INSURANCE

    The Master Servicer (with respect to Mortgage Loans other than Specially Serviced Mortgaged Loans) and the Special Servicer (with respect to Specially Serviced Mortgage Loans) are required, consistent with the Servicing Standard, to cause to be maintained for each Mortgaged Property all insurance coverage as is required under the related Mortgage; provided that if and to the extent that any such Mortgage permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related borrower is required to maintain, the Master Servicer or the Special Servicer, as the case may be, is to exercise such discretion in a manner consistent with the Servicing Standard; and provided further that, if and to the extent that a Mortgage so permits, the related borrower will be required to exercise its reasonable best efforts to obtain the required insurance coverage from insurance companies or security or bonding companies qualified to write the related insurance policy in the relevant jurisdiction ("Qualified Insurers") that have a "claims paying ability" rating meeting the requirements of the Pooling and Servicing Agreement. The Majority Subordinate Certificateholder may request that earthquake insurance be secured for one or more Mortgaged Properties at its expense.

    The Special Servicer is required consistent with the Servicing Standard to cause to be maintained for each REO Property no less insurance coverage than was previously required of the borrower under the related Mortgage, all such insurance to be obtained from Qualified Insurers that have, if they are providing casualty insurance, a "claims paying ability" rating meeting the requirements of the Pooling and Servicing Agreement. Such insurance policies are required to be in the name of the Special Servicer, on behalf of the Trustee.

    If either the Master Servicer or the Special Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans and/or REO Properties that it is required to service and administer, then, to the extent such policy is obtained from a Qualified Insurer having a claims-paying rating meeting the requirements of the Pooling and Servicing Agreement and provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, will be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related Mortgaged Properties and/or REO Properties. Such blanket policy may contain a customary deductible clause, in which case the Master Servicer or the Special Servicer, as appropriate, will, if there shall not have been maintained on the related Mortgaged Property or REO Property a hazard insurance policy complying with the requirements described in the preceding two paragraphs, and there shall have been one or more losses that would have been covered by such individual policy, promptly deposit into the Custodial Account from its own funds the amount of such losses that would have been so covered by an individual policy but are not covered under the blanket policy because of such deductible clause. The Master Servicer or the Special Servicer, as appropriate, are required to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

EVIDENCE AS TO COMPLIANCE

    On or before April 15 of each year beginning April 15, 1999, there is to be furnished by each of the Master Servicer and the Special Servicer to the Trustee, the Depositor, the Underwriter and to each other, a statement from a firm of independent certified public accountants to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or Special Servicer, as applicable, which includes an assertion that the Master Servicer or Special Servicer, as applicable, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those sub-servicers.

    The Pooling and Servicing Agreement also provides for each of the Master Servicer and the Special Servicer to deliver to the Trustee, the Depositor, the Underwriter and each other on or before April 15 of each year, beginning April 15, 1999, a certificate signed by one of its officers generally to the effect that, except as otherwise indicated in such certificate, the Master Servicer or the Special Servicer, as the case may be, has fulfilled its material obligations under the Pooling and Servicing Agreement in all material respects throughout the preceding calendar year and that the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding the qualification, or challenging the status of, any of REMIC I, REMIC II or REMIC III as a REMIC.

    Copies of the foregoing annual accountants' statement and officer's certificate of each of the Master Servicer and the Special Servicer will be made available to Certificateholders (at their expense) upon written request to the Trustee.

CERTAIN MATTERS REGARDING THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL
  SERVICER

    Any entity serving as Master Servicer or Special Servicer under the Pooling and Servicing Agreement may have other normal business relationships with the Depositor or the Depositor's affiliates. The Pooling and Servicing Agreement will permit each of the Master Servicer and the Special Servicer to resign from its obligations thereunder (in such capacity) upon a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it; provided that unless required by applicable law, no such resignation will become effective until the Trustee or other successor has assumed the obligations and duties of the resigning Master Servicer or Special Servicer, as the case may be, under the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer will each have the right to resign at any other time provided that (i) a willing successor thereto has been found, (ii) each of the Rating Agencies confirms in writing that the successor's appointment will not result in a qualification, downgrade or withdrawal of any rating or ratings then assigned to any Class of Certificates, (iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor accepts appointment prior to the effectiveness of such resignation. Neither the Master Servicer nor the Special Servicer will be permitted to resign except as described above. The Master Servicer and Special Servicer will each be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the Pooling and Servicing Agreement.

    The Pooling and Servicing Agreement will provide that none of the Depositor, the Master Servicer or the Special Servicer will be under any liability to the Trust Fund, the Trustee, the Fiscal Agent or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling and Servicing Agreement or for errors in judgment; provided, however, that no such entity will be protected against any liability that would otherwise be imposed by reason of willfull misfeasance, bad faith or negligence in the performance of obligations or duties thereunder. The Pooling and Servicing Agreement will further provide that the Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of any of them will be entitled to indemnification by the Trust Fund against any loss, liability or reasonable expense incurred in connection with any legal action that relates to the Pooling and Servicing

Agreement or the Certificates, other than any loss, liability or expense: (i) incidental to its duties and obligations thereunder; (ii) specifically required to be borne by such party without right of reimbursement pursuant to the terms thereof; (iii) incurred in connection with any breach of a representation, warranty or covenant made therein; or (iv) incurred by reason of willfull misfeasance, bad faith or negligence in the performance of obligations or duties thereunder. In addition, the Pooling and Servicing Agreement will provide that none of the Depositor, the Master Servicer or the Special Servicer will be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective responsibilities under the Pooling and Servicing Agreement and, unless it is specifically required to bear the costs of such legal action, that in its opinion may involve it in any expense or liability. However, each of the Depositor, the Master Servicer and the Special Servicer will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling and Servicing Agreement and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer or the Special Servicer, as the case may be, will be entitled to charge the Custodial Account therefor.

    Any person into which the Depositor, the Master Servicer or the Special Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Special Servicer is a party, or any person succeeding to the business of the Depositor, the Master Servicer or the Special Servicer, will be the successor of the Depositor, the Master Servicer or the Special Servicer, as the case may be, under the Pooling and Servicing Agreement; provided, however, that no successor or surviving person shall succeed to the rights of the Master Servicer or the Special Servicer unless, among other things, such succession will not result in any qualification, downgrade or withdrawal of the rating then assigned by any Rating Agency to any Class of Certificates (as confirmed in writing).

EVENTS OF DEFAULT

    "Events of Default" under the Pooling and Servicing Agreement include each of the following: (i) any failure by the Master Servicer or the Special Servicer to deposit, or to remit to the appropriate party for deposit, into the Custodial Account or REO Account, as applicable, any amount required to be so deposited or any failure by the Master Servicer or the Special Servicer to make any required Servicing Advances; (ii) any failure by the Master Servicer to remit to the Trustee for deposit in the Collection Account any amount required to be so remitted, which continues unremedied as of a specified time on the next Distribution Date; (iii) any failure by the Master Servicer or the Special Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Pooling and Servicing Agreement, which failure continues unremedied for 60 days after written notice of such failure has been given to the Master Servicer or the Special Servicer, as the case may be, by any other party to the Pooling and Servicing Agreement or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party to the Pooling and Servicing Agreement), by Certificateholders entitled to not less than 25% of the Voting Rights; (iv) any breach by the Master Servicer or the Special Servicer of any of its representations or warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interest of any Class of Certificateholders and that continues unremedied for 60 days after written notice of such breach has been given to the Master Servicer or the Special Servicer, as the case may be, by any other party to the Pooling and Servicing Agreement, or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party to the Pooling and Servicing Agreement), by Certificateholders entitled to not less than 25% of the Voting Rights; (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings in respect of or relating to the Master Servicer or the Special Servicer and certain actions by or on behalf of the Master Servicer or the Special Servicer indicating its insolvency or inability to pay its obligations; and (vi) the Trustee shall have received notice from either of the Rating Agencies that (A) the Master Servicer's or the Special Servicer's acting in such capacity shall have resulted in one or more ratings assigned to the respective Classes of Certificates being qualified, downgraded or withdrawn, or
(B) the continuation of the Master Servicer or the Special Servicer in such capacity would result in a qualification, downgrade or withdrawal of any rating assigned thereby to any Class of Certificates. When a single entity acts as Master Servicer and Special Servicer, an Event of Default in one such capacity shall constitute an Event of Default in the other such capacity.

RIGHTS UPON EVENT OF DEFAULT

    So long as an Event of Default described in clauses (i)-(v) of under "--Events of Default" above with respect to the Master Servicer or the Special Servicer under the Pooling and Servicing Agreement remains unremedied, the Trustee will be authorized, and at the direction of Certificateholders entitled to not less than 25% of the Voting Rights, the Trustee will be required, to terminate all of the rights and obligations of the defaulting party under the Pooling and Servicing Agreement and in and to the Trust Fund other than any rights thereof as a Certificateholder. If an Event of Default described in clause (vi) under "--Events of Default" above occurs with respect to the Master Servicer or, if applicable, the Special Servicer, the Trustee is required (by notice in writing to the defaulting party with a copy to each other party hereto and the Rating Agencies) to terminate all of the rights and obligations of the defaulting party under the Pooling and Servicing Agreement and in and to the Trust Fund other than any rights thereof as a Certificateholder. Upon any such termination, the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer or Special Servicer, as the case may be, under the Pooling and Servicing Agreement and will be entitled to like compensation arrangements. If the Trustee is unwilling to so act, it may (or, at the written request of Certificateholders entitled to a majority of the Voting Rights, or if the Trustee is unable, or is not approved by each Rating Agency, to act as a master servicer or special servicer, as the case may be, the Trustee will be required to) appoint, or petition a court of competent jurisdiction to appoint, an established and qualified institution to act as successor Master Servicer or Special Servicer (subject in the case of successor Special Servicer, to the rights of the holders of Certificates evidencing a majority of Voting Rights in the Controlling Class to designate a successor Special Servicer), as the case may be, under the Pooling and Servicing Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

    The Certificateholders entitled to at least 66-2/3% of the Voting Rights allocated to each Class of Certificates affected by any Event of Default may waive such Event of Default; provided, however, that an Event of Default described in clauses (i), (ii) and (vi) under "--Events of Default" above may be waived only by all of the Certificateholders of the affected Classes. Upon any such waiver of an Event of Default, such Event of Default will cease to exist and will be deemed to have been remedied for every purpose under the Pooling and Servicing Agreement.

    No Certificateholder will have the right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless (except in the case of a default by the Trustee) Certificateholders entitled to not less than 25% of the Voting Rights shall have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and shall have offered to the Trustee reasonable indemnity, and the Trustee for 60 days shall have neglected or refused to institute any such proceeding. The Trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless in the Trustee's opinion, such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

    The LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates") will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of February 1, 1998, among the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent (the "Pooling and Servicing Agreement"). The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of: (i) the Mortgage Loans and all payments and other collections in respect of the Mortgage Loans received or applicable to periods after the Cut-off Date (exclusive of payments of principal and interest due, and principal prepayments received, on or before the Cut-off Date); (ii) any REO Property acquired on behalf of the Trust Fund; (iii) such funds or assets as from time to time are deposited in the Collection Account (See "--Collection Account" below), the Custodial Account or, if established, the REO Account; and (iv) certain rights of the Depositor under the Mortgage Loan Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

    The Certificates will consist of 18 classes (each, a "Class") to be designated as: (i) the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates (collectively, the "Class A Certificates"); (ii) the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class H Certificates, the Class J Certificates, the Class K Certificates, Class L Certificates and the Class M Certificates (collectively with the Class A Certificates, the "Sequential Pay Certificates"); (iii) the Class IO Certificates (collectively with the Sequential Pay Certificates, the "Regular Interest Certificates"); and (iv) the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates (collectively, the "Residual Interest Certificates").

    Only the Class A-1, Class A-2, Class A-3, Class IO, Class B, Class C, Class D and Class E Certificates (collectively, the "Offered Certificates") are offered hereby. The Class F, Class G, Class H, Class J, Class K, Class L, Class M and the Residual Interest Certificates (collectively, the "Private Certificates") have not been registered under the Securities Act, and are not offered hereby. Accordingly, information herein regarding the terms of the Private Certificates is provided solely because of its potential relevance to a prospective purchaser of an Offered Certificate.

REGISTRATION AND DENOMINATIONS

    The Offered Certificates will be issued in book-entry format through the facilities of The Depository Trust Company ("DTC"). Each Class of Offered Certificates will be issued in denominations of not less than $10,000 actual principal amount (or $100,000 notional amount with respect to the Class IO Certificates), and in integral multiples of $1 in excess thereof.

    Each Class of Offered Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No beneficial owner of an Offered Certificate (each, a "Certificate Owner") will be entitled to receive a fully registered, certificated form of such Certificate (a "Definitive Offered Certificate"), except under the limited circumstances described under "Description of the Securities-- Book-Entry Registration" in the Prospectus. Unless and until Definitive Offered Certificates are issued in respect of a Class of Offered Certificates, beneficial ownership interests in such Class will be recorded and transferred on the book-entry records of DTC and its participating organizations (the "Participants"), and all references herein to actions by holders of a Class of Offered Certificates will refer to actions taken by DTC upon instructions received from the related Certificate Owners through the Participants in accordance with DTC procedures, and all references herein to payments, notices, reports and statements to the holders of a Class of Offered Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder thereof, for distribution to the related Certificate Owners through the

Participants in accordance with DTC procedures. The form of such payments and transfers may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent or any of their respective affiliates will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in Offered Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. See "Risk Factors--The Certificates--Book-Entry Registration" herein and "Description of the Securities-- Book-Entry Registration" in the Prospectus.

CERTIFICATE BALANCES AND NOTIONAL AMOUNTS

    Upon initial issuance, and in each case subject to a permitted variance of plus or minus 5%, the respective Classes of Sequential Pay Certificates will have the Certificate Balances set forth in the following table:

                                                                                                       PERCENT OF
                                                                                         INITIAL         INITIAL
                               CLASS OF SEQUENTIAL                                     CERTIFICATE        POOL
                                 PAY CERTIFICATES                                        BALANCE         BALANCE
----------------------------------------------------------------------------------  -----------------  -----------
Class A-1 Certificates............................................................   $   267,810,000        15.50%
Class A-2 Certificates............................................................   $   308,000,000        17.83%
Class A-3 Certificates............................................................   $   642,291,000        37.17%
Class B Certificates..............................................................   $    86,390,000         5.00%
Class C Certificates..............................................................   $    86,390,000         5.00%
Class D Certificates..............................................................   $    90,710,000         5.25%
Class E Certificates..............................................................   $    34,556,000         2.00%
Class F Certificates..............................................................   $    51,834,000         3.00%
Class G Certificates..............................................................   $    34,556,000         2.00%
Class H Certificates..............................................................   $    17,278,000         1.00%
Class J Certificates..............................................................   $    43,195,000         2.50%
Class K Certificates..............................................................   $    17,278,000         1.00%
Class L Certificates..............................................................   $    17,278,000         1.00%
Class M Certificates..............................................................   $    30,251,629         1.75%

    The "Certificate Balance" of any Class of Sequential Pay Certificates outstanding at any time represents the maximum amount that the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The Certificate Balance of each Class of Sequential Pay Certificates will be permanently reduced on each Distribution Date by any distributions of principal actually made on such Class of Certificates on such Distribution Date, and further permanently reduced by any Realized Losses and Additional Trust Fund Expenses actually allocated to such Class of Certificates on such Distribution Date.

    The Class IO Certificates will not have a Certificate Balance, but will represent the right to receive distributions of interest in an amount equal to the aggregate interest accrued on the notional amount of each of the Class IO Components, as described herein. The Class IO Certificates will have fourteen components (each a "Class IO Component"), each corresponding to a different Class of Sequential Pay Certificates. Each such Class IO Component will have the same letter and/or numerical designation as a Class of Sequential Pay Certificates. The notional amount of each such Class IO Component will equal the Certificate Balance of the corresponding Class of Sequential Pay Certificates outstanding from time to time. On the Closing Date, the aggregate of the notional amounts of all the Class IO Components will equal the Initial Pool Balance. References herein to the "notional amount" of the Class IO Certificates shall mean the aggregate of the notional amounts of the Class IO Components.

    The Residual Interest Certificates will not have Certificate Balances or notional amounts, but will represent the right to receive on each Distribution Date any portion of the Available Distribution Amount (as defined below) for such date that remains after the required distributions have been made on all the Regular Interest Certificates.

PASS-THROUGH RATES

    The Pass-Through Rate applicable to each Class of Sequential Pay Certificates for each Distribution Date is fixed at the respective rate per annum set forth with respect to such Class in the table at the beginning of the Summary. The Pass-Through Rate applicable to each Class IO Component for any Distribution Date will be equal to the Weighted Average Net Mortgage Rate for such Distribution Date minus the fixed Pass-Through Rate applicable to the corresponding Class of Sequential Pay Certificates. The Residual Interest Certificates will not bear interest.

    The "Weighted Average Net Mortgage Rate" for each Distribution Date is the weighted average of the Net Mortgage Rates for the Mortgage Loans as of the commencement of the related Collection Period, weighted on the basis of their respective Stated Principal Balances outstanding immediately prior to such Distribution Date. The "Net Mortgage Rate" for each Mortgage Loan will generally equal (x) the Mortgage Rate in effect for such Mortgage Loan as of the Cut-off Date, minus (y) the sum of the applicable Master Servicing Fee Rate and the Trustee Fee Rate (such sum, as to any Mortgage Loan, the "Administrative Cost Rate"); provided that if any Mortgage Loan does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months (which is the basis on which interest accrues in respect of the Regular Interest Certificates), then, solely for purposes of calculating the Weighted Average Net Mortgage Rate, the Mortgage Rate referred to in clause (x) will, to the extent appropriate, be adjusted from accrual period to accrual period to compensate for such difference. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time will generally be an amount equal to the Cut-off Date Balance thereof, permanently reduced on each Distribution Date (to not less than zero) by (i) any payments or other collections (or advances in lieu thereof) of principal of such Mortgage Loan that are due or received, as the case may be, during the related Collection Period and are distributed on the Certificates on such Distribution Date and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan during the related Collection Period. Notwithstanding the foregoing, if any Mortgage Loan is paid in full, liquidated or otherwise removed from the Trust Fund, commencing as of the first Distribution Date following the Collection Period during which such event occurred, the Stated Principal Balance of such Mortgage Loan will be zero.

    The "Collection Period" for each Distribution Date will be the period that begins immediately following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, immediately following the Cut-off Date) and ends on and includes the Determination Date in the same month as such Distribution Date. The "Determination Date" will be the 10th day of each month (or, if not a business day, the next preceding business day).

COLLECTION ACCOUNT

    GENERAL. The Trustee will be required to establish and maintain one or more accounts (collectively, the "Collection Account") for the distribution of payments to the Certificateholders. Each such account is to be an Eligible Account. The funds held in the Collection Account may be invested at the direction of the Master Servicer (or as otherwise provided in the Pooling and Servicing Agreement) in Permitted Investments.

    DEPOSITS. On or before the business day prior to each Distribution Date, the Master Servicer will be required to deliver to the Trustee, for deposit in the Collection Account, in immediately available funds, the amounts described in clause (i) under "Servicing of the Mortgage Loans--Custodial Account-- Withdrawals". In addition, the Master Servicer will be required, as and when provided in the Pooling and

Servicing Agreement, to deliver to the Trustee for deposit in the Collection Account, any P&I Advances and/or Compensating Interest Payment with respect to each Distribution Date.

    WITHDRAWALS. The Trustee may, from time to time, make withdrawals from the Collection Account for any of the following purposes, among others: (i) to make distributions to the Certificateholders on each Distribution Date; (ii) to pay itself the Trustee Fee each month; (iii) to reimburse and/or indemnify itself and certain related persons as described under "--The Trustee" herein and to make certain comparable reimbursements and/or indemnifications with respect to the Fiscal Agent; (iv) to pay the Master Servicer, as additional servicing compensation, interest and other investment income earned in respect of amounts held in the Collection Account; (v) to pay for the cost of certain opinions of counsel required under the Pooling and Servicing Agreement; (vi) to pay any federal, state and local taxes imposed on the Trust Fund, its assets and/or transactions, together with all incidental costs and expenses, to the extent required to be borne by the Trust Fund, all as described under "Certain Federal Income Tax Consequences--Possible Taxes on Income from Foreclosure Property and Other Taxes" and "Servicing of the Mortgage Loans-- REO Properties" herein and as provided in the Pooling and Servicing Agreement; and (vii) to clear and terminate the Collection Account upon termination of the Trust Fund.

DISTRIBUTIONS

    GENERAL. Distributions on the Certificates will be made by the Trustee, to the extent of available funds, on the 18th day of each month or, if any such 18th day is not a business day, then on the next succeeding business day, commencing in March 1998 (each, a "Distribution Date"). Except as described below, all such distributions will be made on each Distribution Date to the persons in whose names the Certificates are registered (the "Certificateholders") at the close of business on the last business day of the month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, at the close of business on the Closing
Date) and shall be made by wire transfer of immediately available funds, if such Certificateholder shall have provided wiring instructions no less than five business days prior to such record date, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate register. The final distribution on any Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Certificate) will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated PRO RATA among the outstanding Certificates of such Class based on their respective percentage interests in such Class.

    THE AVAILABLE DISTRIBUTION AMOUNT. The aggregate amount available for distributions of interest and principal to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

        (a) the total amount of all cash received on or in respect of the Mortgage Loans and any REO Properties by the Master Servicer as of the close of business on the related Determination Date and not previously distributed with respect to the Certificates, EXCLUSIVE of any portion thereof that represents one or more of the following:

            (i) any Monthly Payments collected but due on a Due Date after the related Collection Period,

            (ii) any Prepayment Premiums and Yield Maintenance Charges,

           (iii) Additional Interest, and

            (iv) all amounts that are payable or reimbursable to any person other than the Certificateholders as described under "--Collection Account--Withdrawals" above and "Servicing of the Mortgage Loans--Custodial Account--Withdrawals" and "--REO Properties" herein;

        (b) all P&I Advances made by the Master Servicer with respect to such Distribution Date (see "--P&I Advances" below);

        (c) any Compensating Interest Payment made by the Master Servicer to cover the aggregate of any Prepayment Interest Shortfalls experienced during the related Collection Period (see "Servicing of the Mortgage
    Loans--Servicing and Other Compensation and Payment of Expenses" herein).

    Any Prepayment Premiums and Yield Maintenance Charges actually collected will be distributed separately from the Available Distribution Amount. See "--Distributions--Allocation of Prepayment Premiums and Yield Maintenance Charges" herein.

    APPLICATION OF THE AVAILABLE DISTRIBUTION AMOUNT. On each Distribution Date, the Trustee will (except as otherwise described under "--Termination" below), after deduction of the Trustee Fee for such Distribution Date, apply amounts on deposit in the Collection Account, to the extent of the Available Distribution Amount, for the following purposes and in the following order of priority:

        (1) to distributions of interest to the holders of the Class A-1, Class A-2, Class A-3 and Class IO Certificates (in each case, so long as any such Class remains outstanding), pro rata based on entitlement, in an amount equal to all Distributable Certificate Interest in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (2) to distributions of principal to the holders of the Class A-1 Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount (as defined herein) for such Distribution Date;

        (3) after the Class A-1 Certificates have been retired, to distributions of principal to the holders of the Class A-2 Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1 Certificates;

        (4) after the Class A-1 and Class A-2 Certificates have been retired, to distributions of principal to the holders of the Class A-3 Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1 and/or Class A-2 Certificates;

        (5) to distributions to the holders of the Class A-1, Class A-2 and Class A-3 Certificates, pro rata in accordance with the respective amounts of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Classes of Certificates and for which no reimbursement has previously been received, to reimburse such holders for all such Realized Losses and Additional Trust Fund Expenses;

        (6) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (7) after the Class A-1, Class A-2 and Class A-3 Certificates have been retired, to distributions of principal to the holders of the Class B Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2 and/or Class A-3 Certificates on such Distribution Date;

        (8) to distributions to the holders of the Class B Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (9) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (10) after the Class A-1, Class A-2, Class A-3 and Class B Certificates have been retired, to distributions of principal to the holders of the Class C Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3 and/or Class B Certificates on such Distribution Date;

        (11) to distributions to the holders of the Class C Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (12) to distributions of interest to the holders of the Class D Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (13) after the Class A-1, Class A-2, Class A-3, Class B and Class C Certificates have been retired, to distributions of principal to the holders of the Class D Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B and/or Class C Certificates on such Distribution Date;

        (14) to distributions to the holders of the Class D Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (15) to distributions of interest to the holders of the Class E Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (16) after the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates have been retired, to distributions of principal to the holders of the Class E Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B, Class C and/or Class D Certificates;

        (17) to distributions to the holders of the Class E Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (18) to distributions of interest to the holders of the Class F Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (19) after the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates have been retired, to distributions of principal to the holders of the Class F Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and/or Class E Certificates;

        (20) to distributions to the holders of the Class F Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (21) to distributions of interest to the holders of the Class G Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (22) after the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Certificates have been retired, to distributions of principal to the holders of the Class G Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and/or Class F Certificates;

        (23) to distributions to the holders of the Class G Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (24) to distributions of interest to the holders of the Class H Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (25) after the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Certificates have been retired, to distributions of principal to the holders of the Class H Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and/or Class G Certificates;

        (26) to distributions to the holders of the Class H Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (27) to distributions of interest to the holders of the Class J Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (28) after the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates have been retired, to distributions of principal to the holders of the Class J Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G and/or Class H Certificates;

        (29) to distributions to the holders of the Class J Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (30) to distributions of interest to the holders of the Class K Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (31) after the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates have been retired, to distributions of principal to the holders of the Class K Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H and/or Class J Certificates;

        (32) to distributions to the holders of the Class K Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and for which no reimbursement has previously been received;

        (33) to distributions of interest to the holders of the Class L Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (34) after the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K Certificates have been retired, to distributions of principal to the holders of the Class L Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and/or Class K Certificates;

        (35) to distributions to the holders of the Class L Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and for which no reimbursement has previously been received;

        (36) to distributions of interest to the holders of the Class M Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (37) after the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates have been retired, to distributions of principal to the holders of the Class M Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and/or Class L Certificates;

        (38) to distributions to the holders of the Class M Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and for which no reimbursement has previously been received; and

        (39) to make distributions to the holders of the Residual Interest Certificates, up to an amount equal to the excess, if any, of (a) the Available Distribution Amount remaining for such Distribution Date, over (b) the aggregate distributions made in respect of the Regular Interest Certificates on such Distribution Date as described in clauses (1) through
    (38) above;

provided that, on each Distribution Date, if any, after the aggregate of the Certificate Balances of the Subordinate Certificates has been reduced to zero as a result of the allocations of Realized Losses and Additional Trust Fund Expenses, and prior to retirement of the Class A Certificates, the payments of principal to be made as contemplated by clauses (2), (3) and (4) above with respect to the Class A Certificates will be so made to the holders of the respective Classes of such Certificates, up to an amount equal to, and pro rata as among such Classes in accordance with, the respective then outstanding Certificate Balances of such Classes of Certificates, and without regard to the Principal Distribution Amount for such date.

    DISTRIBUTABLE CERTIFICATE INTEREST. The "Distributable Certificate Interest" in respect of each Class of Regular Interest Certificates for each Distribution Date will equal the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, net of such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Collection Period that are not covered by the Master Servicer's Compensating Interest Payment for such Distribution Date (the aggregate of such Prepayment Interest Shortfalls that are not so covered, as to any Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

    The "Accrued Certificate Interest" in respect of each Class of Sequential Pay Certificates for each Distribution Date will equal one month's interest at the applicable Pass-Through Rate accrued during the related Interest Accrual Period on the Certificate Balance of such Class of Certificates outstanding immediately prior to such Distribution Date. The "Accrued Certificate Interest" in respect of the Class IO Certificates for any Distribution Date will equal the aggregate of one month's interest at the applicable Pass-Through Rate accrued during the related Interest Accrual Period on the notional amount of each Class IO Component outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on a basis of a 360-day year consisting of twelve 30-day months.

    The "Interest Accrual Period" in respect of each Class of Regular Interest Certificates for each Distribution Date is the calendar month preceding the month in which such Distribution Date occurs.

    The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of Regular Interest Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by (b) a fraction, the numerator of which is equal to the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is equal to the aggregate Accrued Certificate Interest in respect of all Classes of Regular Interest Certificates for such Distribution Date.

    PRINCIPAL DISTRIBUTION AMOUNT. The "Principal Distribution Amount" for each Distribution Date will generally equal the aggregate of the following (without duplication):

        (a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) due, and the principal portions of any Assumed Scheduled Payments deemed due, on or in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

        (b) the aggregate of all principal prepayments received on the Mortgage Loans during the related Collection Period;

        (c) with respect to any Mortgage Loan as to which the related stated maturity date occurred during or prior to the related Collection Period, any payment of principal (exclusive of any amounts described in clause (b) above or clause (d) below) made by or on behalf of the related borrower during the related Collection Period (including any Balloon Payment), net of any portion of such payment that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of such Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

        (d) the aggregate of all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds that were received on or in respect of any of the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

        (e) if such Distribution Date is subsequent to the initial Distribution Date, the excess, if any, of the Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made on the Certificates on such immediately preceding Distribution Date.

    The "Scheduled Payment" due on any Mortgage Loan on any related Due Date is the Monthly Payment (excluding any amounts representing Additional Interest with respect to an ARD Loan) that is or would have been, as the case may be, due thereon on such date, without regard to any waiver, modification or amendment of such Mortgage Loan granted or agreed to by the Special Servicer or otherwise resulting from a bankruptcy or similar proceeding involving the related borrower, and assuming that the full amount of each prior Scheduled Payment has been made in a timely manner. The "Assumed Scheduled Payment" is an amount deemed due in respect of any Mortgage Loan that constitutes either (i) a Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its stated maturity date or (ii) a Mortgage Loan as to which the related Mortgaged Property has become an REO Property (an "REO Mortgage Loan"). The Assumed Scheduled Payment deemed due on any such Balloon Loan on its stated maturity date and on each successive related Due Date that it remains outstanding and part of the Trust Fund will equal the Scheduled Payment that would have been due thereon on such date if the related Balloon Payment had not come due but rather such Mortgage Loan had continued to amortize in accordance with its amortization schedule, if any, in effect as of the Closing Date. The Assumed Scheduled Payment deemed due on any REO Mortgage Loan on each Due Date that the related REO Property remains part of the Trust Fund will equal the Scheduled Payment that would have been due in respect of such Mortgage Loan on such Due Date had it remained outstanding (or, if such Mortgage Loan was a Balloon Loan and such Due Date coincides with or follows what had been its stated maturity date, the Assumed Scheduled Payment that would have been deemed due in respect of such Mortgage Loan on such Due Date had it remained outstanding).

    Distributions of the Principal Distribution Amount will constitute the only distributions of principal on the Certificates. Reimbursements of previously allocated Realized Losses and Additional Trust Fund Expenses will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

    TREATMENT OF REO PROPERTIES. Notwithstanding that any Mortgaged Property may be acquired as part of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise, the related Mortgage Loan will be treated, for purposes of determining (i) distributions on the Certificates, (ii) allocations of Realized Losses and Additional Trust Fund Expenses to the Certificates, and
(iii) the amount of Trustee Fees and Servicing Fees payable under the Pooling and Servicing Agreement, as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property (net of related operating costs) will be "applied" by the Master Servicer as principal, interest and other amounts that would have been "due" on such Mortgage Loan, and the Master Servicer will be required to make P&I Advances in respect of such Mortgage Loan, in all cases as if such Mortgage Loan had remained outstanding. References to "Mortgage Loan" or "Mortgage Loans" in the definitions of "Principal Distribution Amount" and "Weighted Average Net Mortgage Rate" are intended to include any REO Mortgage Loan.

    ALLOCATION OF PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES. In the event a borrower is required to pay any Yield Maintenance Charge or any Prepayment Premium, the amount of such payments actually collected will be distributed in respect of the Offered Certificates as and to the extent set forth below. "Yield Maintenance Charges" are fees paid or payable, as the context requires, as a result of a prepayment of principal on a Mortgage Loan, which fees have been calculated (based on Scheduled Payments on such Mortgage
Loan) to compensate the holder of the Mortgage for reinvestment losses based on the value of a discount rate at or near the time of prepayment. Any other fees paid or payable, as the context requires, as a result of a prepayment of principal on a Mortgage Loan, which are calculated based upon a specified percentage (which may decline over time) of the amount prepaid are considered "Prepayment Premiums."

    On each Distribution Date, any Prepayment Premium or Yield Maintenance Charge collected on a Mortgage Loan during the related Collection Period will be distributed to Certificateholders as follows.

The holders of each Class of Sequential Pay Certificates (other than an Excluded Class thereof) then entitled to distributions of principal on such Distribution Date will be entitled to an amount equal to (a) the amount of such Prepayment Premium or Yield Maintenance Charge (net of any portion thereof payable as a Workout Fee or Liquidation Fee), multiplied by (b) a fraction (which in no event may be greater than one), the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Sequential Pay Certificates, over the relevant Discount Rate (as defined below), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan, over the relevant Discount Rate, and (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Sequential Pay Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date. If there is more than one Class of Sequential Pay Certificates (other than an Excluded Class thereof) entitled to distributions of principal on any particular Distribution Date on which a Prepayment Premium or Yield Maintenance Charge is distributable, the aggregate amount of such Prepayment Premium or Yield Maintenance Charge (net of any portion thereof payable as a Workout Fee or Liquidation Fee) will be allocated among all such Classes up to, and on a PRO RATA basis in accordance with, their respective entitlements thereto calculated as described in the foregoing sentence. The portion, if any, of the Prepayment Premium or Yield Maintenance Charge (net of any portion thereof payable as a Workout Fee or Liquidation Fee) remaining after any such payments to the holders of the Sequential Pay Certificates will be distributed to the holders of the Class IO Certificates. For purposes of the foregoing, an "Excluded Class" of Sequential Pay Certificates is any Class thereof other than the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Certificates.

    The "Discount Rate" applicable to any Class of Offered Certificates will be equal to the yield (when compounded monthly) on the U.S. Treasury issue (primary issue) with a maturity date closest to the maturity date for the prepaid Mortgage Loan. In the event that there are two such U.S. Treasury issues (a) with the same coupon, the issue with the lower yield will be utilized, and (b) with maturity dates equally close to the maturity date for the prepaid Mortgage Loan, the issue with the earliest maturity date will be utilized.

    For an example of the foregoing allocation of Prepayment Premiums and Yield Maintenance Charges, see Annex B hereto. The Depositor makes no representation as to the enforceability of the provision of any Mortgage Note requiring the payment of a Prepayment Premium or Yield Maintenance Charge, or of the collectability of any Prepayment Premium or Yield Maintenance Charge. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" herein.

    DISTRIBUTIONS OF ADDITIONAL INTEREST. On each Distribution Date, any Additional Interest collected on an ARD Loan during the related Collection Period (net of any portion of such Additional Interest payable as a Workout Fee or Liquidation Fee) will be distributed among all the Classes of Sequential Pay Certificates on a PRO RATA basis in accordance with the respective initial Certificate Balances of such Classes of Certificates. There can be no assurance as to what extent Additional Interest will be collected on the ARD Loans, if at all.

SUBORDINATION; ALLOCATION OF LOSSES AND CERTAIN EXPENSES

    The rights of holders of the Class B, Class C, Class D and Class E Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A and Class IO Certificates (collectively, the "Senior Certificates") and each other such Class of Subordinate Certificates, if any, with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of Distributable Certificate Interest payable in respect of such Classes of Certificates on each Distribution Date, and the ultimate receipt by the holders of each Class of the Class A Certificates of principal in an amount equal to the entire related Certificate Balance. Similarly, but to decreasing degrees, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B, the Class C, the Class D and the Class E Certificates of the full amount of Distributable Certificate Interest payable in respect of such Classes of Certificates on each Distribution Date, and the ultimate receipt by the holders of each such Class of Certificates of principal equal to the entire related Certificate Balance. The protection afforded to the holders of the Class E Certificates by means of the subordination of the Private Certificates, to the holders of the Class D Certificates by means of the subordination of the Class E and the Private Certificates, to the holders of the Class C Certificates by means of the subordination of the Class D, the Class E and the Private Certificates, to the holders of the Class B Certificates by means of the subordination of the Class C, the Class D, the Class E and the Private Certificates, and to the holders of the Senior Certificates by means of the subordination of the Subordinate Certificates, will be accomplished by (i) the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "--Distributions--Application of the Available Distribution Amount" above and (ii) by the allocation of Realized Losses and Additional Trust Fund Expenses as described below. Until the first Distribution Date after the aggregate of the Certificate Balances of the Subordinate Certificates has been reduced to zero, the Class A-3 Certificates will receive principal payments only after the Certificate Balances of the Class A-2 and Class A-1 Certificates have been reduced to zero and the Class A-2 Certificates will receive principal payments only after the Certificate Balance of the Class A-1 Certificates has been reduced to zero. However, the Class A-1, Class A-2, Class A-3 and Class IO Certificates will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans concurrently. No other form of credit support will be available for the benefit of the holders of the Offered Certificates.

    On each Distribution Date, following all distributions on the Certificates to be made on such date, the aggregate of all Realized Losses and Additional Trust Fund Expenses that have been incurred since the Cut-off Date through the end of the related Collection Period and that have not previously been allocated as described below will be allocated among the respective Classes of Sequential Pay Certificates (in each case in reduction of their respective Certificate Balances) as follows, but in the aggregate only to the extent that the aggregate Certificate Balance of all Classes of Sequential Pay Certificates remaining outstanding after giving effect to the distributions on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date: first, to the Class M Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; second, to the Class L Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; third, to the Class K Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; fourth, to the Class J Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; fifth, to the Class H Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; sixth, to the Class G Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; seventh, to the Class F Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; eighth, to the Class E Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; ninth, to the Class D Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; tenth, to the Class C Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; eleventh, to the Class B Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; and, last, to the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, pro rata, in proportion to their respective outstanding Certificate Balances, until the remaining Certificate Balances of such Classes of Certificates are reduced to zero.

    Any Realized Loss or Additional Trust Fund Expenses allocated in reduction of the Certificate Balance of any Class of Sequential Pay Certificates will result in a corresponding reduction in the notional amount for the Class IO Component that is related to such Class of Sequential Pay Certificates.

    "Realized Losses" are losses arising from the inability to collect all amounts due and owing under any Mortgage Loan, including by reason of the fraud or bankruptcy of the borrower or a casualty of any nature at the related Mortgaged Property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated Mortgage Loan (or related REO Property) is an amount generally equal to the excess, if any, of (a) the outstanding principal balance of such Mortgage Loan as of the date of liquidation, together with (i) all unpaid interest accrued thereon to but not including the Due Date in the Collection Period in which the liquidation occurred (exclusive, however, of any such accrued and unpaid interest that constitutes Default Interest and/or Additional Interest) and (ii) related unreimbursed Servicing Advances, over (b) the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation. If any portion of the debt due under a Mortgage Loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the Special Servicer or in connection with the bankruptcy or similar proceeding involving the related borrower, the amount so forgiven (to the extent it constitutes principal, interest (other than Default Interest or Additional Interest) or an amount for which a Servicing Advance has been made) also will be treated as a Realized Loss.

    "Additional Trust Fund Expenses" are any expenses experienced with respect to the Trust Fund other than Realized Losses, that would result in the holders of the Regular Interest Certificates receiving less than the full amount of principal and/or interest to which they are entitled on any Distribution Date, and include, among other things, (a) any Special Servicing Fees, Liquidation Fees and/or Work-out Fees paid to the Special Servicer, (b) any interest paid to the Master Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent in respect of unreimbursed Advances, and (c) any of certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including (i) certain indemnities and reimbursements to the Trustee and the Fiscal Agent of the type described under "--The Trustee" herein (the Fiscal Agent having the same rights to indemnity and reimbursement as described with respect to the Trustee), (ii) certain indemnities and reimbursements to the Depositor, the Master Servicer and the Special Servicer of the type described under "Servicing of the Mortgage Loans--Certain Matters Regarding the Depositor, the Master Servicer and the Special Servicer" herein, (iii) certain federal, state and local taxes, and certain tax related expenses, payable from the assets of the Trust Fund and described under "Certain Federal Income Tax Consequences--Possible Taxes on Income from Foreclosure Property and Other Taxes" and "Servicing of the Mortgage Loans--REO Properties" herein and (iv) certain servicing and administrative expenses that have not been the subject of Servicing Advances (including the costs of certain required opinions of counsel). Additional Trust Fund Expenses will reduce amounts payable to Certificateholders and, subject to the distribution priorities described above, may result in a loss on one or more Classes of Offered Certificates.

P&I ADVANCES

    On or about each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, from funds held in the Custodial Account that are not required to be distributed to Certificateholders (or paid to any other person pursuant to the Pooling and Servicing Agreement) on such Distribution Date, in an amount that is generally equal to the aggregate of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments, net of related Master Servicing Fees and, if any, Workout Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related borrower or otherwise collected as of the close of business on the related Determination Date. The Master Servicer's obligations to make P&I Advances in respect of any Mortgage Loan will continue until liquidation of such Mortgage Loan or disposition of any REO Property acquired in respect thereof. However, if the Monthly Payment on any Mortgage Loan has been reduced in connection with a bankruptcy or similar proceeding or a modification, waiver or amendment granted or agreed to by the Special Servicer, the Master Servicer will be required to advance only the amount of the reduced Monthly Payment (net of related Master Servicing Fees and, if any, Workout Fees) in respect of subsequent delinquencies. In addition, if it is determined that an Appraisal Reduction Amount (as defined below) exists with respect to any Required Appraisal Loan (as defined below), then, in the event of subsequent delinquencies thereon, the interest portion (but only the interest portion) of each P&I Advance, if any, required to be made in respect of such Required Appraisal Loan during the period that such Appraisal Reduction Amount continues to exist, will be reduced to equal the product of (i) the amount of the interest portion of the subject P&I Advance that would otherwise be required without regard to this sentence, multiplied by (ii) a fraction, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan, net of such Appraisal Reduction Amount, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan. Pursuant to the terms of the Pooling and Servicing Agreement, if the Master Servicer fails to make a P&I Advance required to be made, the Trustee shall then be required to make such P&I Advance, and if the Trustee fails to make a P&I Advance required to be made, the Fiscal Agent will then be required to make such P&I Advance, in each case, subject to the recoverability standard described below. No default on the part of the Trustee will be deemed to have occurred if the Fiscal Agent makes such P&I Advance in a timely manner, as set forth in the Pooling and Servicing Agreement. See "--Appraisal Reductions" below.

    The Master Servicer (or the Trustee or Fiscal Agent, as applicable) will be entitled to recover any P&I Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such P&I Advance was made that constitute late collections of principal and interest (net of related Master Servicing Fees and Workout Fees), whether such amounts are collected in the form of late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, or any other recovery of the related Mortgage Loan or REO Property. Neither the Master Servicer, the Trustee nor the Fiscal Agent will be obligated to make any P&I Advance that it determines in accordance with the Servicing Standard, would, if made, constitute a Nonrecoverable Advance, and the Master Servicer (or the Trustee or the Fiscal Agent, as applicable) will be entitled to recover, from general funds on deposit in the Custodial Account, any P&I Advance made by it out of its own funds that it later determines to be a Nonrecoverable Advance. See "Servicing of the Mortgage Loans--Custodial Account" herein.

    In connection with the recovery by the Master Servicer, the Trustee or the Fiscal Agent of any P&I Advance made by it, the Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to be paid, out of any amounts then on deposit in the Custodial Account, interest compounded annually at a per annum rate (the "Reimbursement Rate") equal to the "prime rate" published in the "Money Rates" section of THE WALL STREET JOURNAL, as such "prime rate" may change from time to time, accrued on the amount of such P&I Advance from the date made to but not including the date of reimbursement. Prior to

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the reimbursement of any P&I Advance made thereby, the Master Servicer, the
Trustee or the Fiscal Agent, as the case may be, will be entitled to the payment of interest on such P&I Advance out of any Default Interest and/or late payment charges collected on the related Mortgage Loan. To the extent not offset or covered by Default Interest, late payment charges or amounts otherwise payable on the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Offered Certificates, subject to the distribution priorities described herein.

APPRAISAL REDUCTIONS

    Upon the earliest of the date (each such date, a "Required Appraisal Date") that (1) any Mortgage Loan is sixty (60) days delinquent in respect of any Monthly Payments, (2) the Mortgaged Property securing any Mortgage Loan has become an REO Property, (3) any Mortgage Loan has been modified by the Special Servicer to reduce the amount of any Monthly Payment, other than a Balloon Payment, (4) a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan, (5) a borrower with respect to any Mortgage Loan is subject to any bankruptcy proceeding or (6) a Balloon Payment with respect to any Mortgage Loan has not been paid within 20 days following its most recent scheduled maturity date (each such Mortgage Loan, including an REO Mortgage Loan, a "Required Appraisal Loan"), the Special Servicer will be required to use reasonable efforts to obtain (within 60 days of the applicable Required Appraisal Date) an appraisal of the related Mortgaged Property prepared in accordance with 12 CFR Section225.62 and conducted in accordance with the standards of the Appraisal Institute by a Qualified Appraiser, unless such an appraisal had previously been obtained within the prior 12 months (any such appraisal a "Required Appraisal"). A "Qualified Appraiser" is an independent appraiser that (i) is a member in good standing of the Appraisal Institute, (ii) if the state in which the subject Mortgaged Property is located certifies or licenses appraisers, is certified or licensed in such state, and (iii) has a minimum of five years experience in the subject property type and market. The cost of such appraisal will be borne by the Special Servicer, subject to the Special Servicer's right to be reimbursed therefor out of Related Proceeds or, if not reimbursable therefrom, out of general funds on deposit in the Custodial Account. As a result of any such appraisal, it may be determined that an "Appraisal Reduction Amount" exists with respect to the related Required Appraisal Loan, such determination to be made upon the later of 30 days after the Required Appraisal Date (if no new appraisal is required) or after receipt of a new appraisal (if one is required). The Appraisal Reduction Amount for any Required Appraisal Loan will equal the excess, if any, of (a) the sum of, without duplication, (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or the Fiscal Agent, all unpaid interest on the Required Appraisal Loan through the most recent Due Date prior to the date of calculation (net of related Master Servicing Fees, and exclusive of any portion of such accrued and unpaid interest that constitutes Additional Interest and/or Default Interest), (iii) all accrued but unpaid Servicing Fees and any Additional Trust Fund Expenses in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances (plus accrued interest thereon) made by or on behalf of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent with respect to such Required Appraisal Loan and (v) all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents, and any unfunded reserves for improvements, in respect of the related Mortgaged Property (net of any amounts then escrowed for such items), over (b) an amount equal to 90% of the appraised value (net of any prior liens) of the related Mortgaged Property as determined by the relevant Required Appraisal. If an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, the Controlling Class Representative will be entitled to obtain and deliver to the Master Servicer and Trustee an appraisal meeting the requirements for a Required Appraisal and, further, will be entitled to request that the Appraisal Reduction Amount for such Required Appraisal Loan be recalculated based upon such appraisal.

    With respect to each Required Appraisal Loan (unless such Mortgage Loan has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments, and no other Servicing Transfer Event has occurred with respect thereto during such twelve-month period, in which case it will cease to be a Required Appraisal Loan), the Special Servicer is required, within 30 days of each anniversary of such loan's becoming a Required Appraisal Loan, to order an update of the prior appraisal (the cost of which is to be covered by, and reimbursable as, a Servicing Advance). Based upon such appraisal, the Special Servicer will be required to redetermine and report to the Trustee the then applicable Appraisal Reduction Amount, if any, with respect to such Required Appraisal Loan.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

    CERTIFICATEHOLDER REPORTS. Based on information provided in monthly reports prepared by the Master Servicer or Special Servicer, as applicable, and delivered to the Trustee, the Trustee will prepare and forward either electronically or by first class mail on each Distribution Date to, among others, each Certificateholder, each initial Certificate Owner and (upon written request made to the Trustee) each subsequent Certificate Owner (as identified to the reasonable satisfaction of the Trustee):

        1. A statement (a "Distribution Date Statement"), substantially in the form of Annex C hereto, setting forth, among other things, for each Distribution Date: (i) the amount of the distribution to the holders of each Class of Sequential Pay Certificates in reduction of the Certificate Balance thereof; (ii) the amount of the distribution to the holders of each Class of Regular Interest Certificates allocable to Distributable Certificate Interest; (iii) the amount of the distribution to the holders of each Class of Regular Interest Certificates allocable to Prepayment Premiums and Yield Maintenance Charges; (iv) the amount of the distribution to the holders of each Class of Sequential Pay Certificates in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses; (v) the Available Distribution Amount for such Distribution Date; (vi) the aggregate amount of P&I Advances made in respect of the prior Distribution Date (vii)
    (A) the aggregate amount of unreimbursed P&I Advances (and the aggregate amount of interest accrued and payable thereon) as of the close of business on the related Determination Date and (B) the aggregate amount of unreimbursed Servicing Advances (and the aggregate amount of interest accrued and payable thereon) outstanding as of the close of business on the related Determination Date; (viii) the aggregate unpaid principal balances of the Mortgage Pool outstanding immediately prior to, as of the close of business on, and immediately after, the related Determination Date; (ix) the number, aggregate unpaid principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans (other than REO Mortgage Loans) as of the close of business on the related Determination Date; (x) the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated Principal Balance (immediately after such Distribution Date) of Mortgage Loans (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, and (D) as to which foreclosure proceedings have been commenced; (xi) as to each Mortgage Loan referred to in the preceding clause (x) above, (A) the loan number thereof, (B) the Stated Principal Balance thereof immediately following such Distribution Date, (C) whether the delinquency is in respect of its Balloon Payment, (D) whether a notice of acceleration has been sent to the borrower and, if so, the date of such notice, (E) whether a "Phase I" environmental assessment of the related Mortgaged Property has been performed as contemplated by the Pooling and Servicing Agreement and (F) a brief description of the status of any foreclosure proceedings or any workout or loan modification negotiations with the related borrower; (xii) with respect to any Mortgage Loan as to which a liquidation event occurred during the related Collection Period (other than a payment in full), (A) the loan number thereof, (B) the nature of the liquidation event and, in the case of a determination by the Special Servicer with respect to any defaulted Mortgage Loan or REO Property that there has been a recovery of all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer has determined in accordance with the Servicing Standard, will be ultimately recoverable (a "Final Recovery Determination"), a brief description of the basis for such Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received in connection with such liquidation event (separately identifying the portion thereof allocable to distributions on the Certificates), and (D) the amount of any Realized Loss in connection with such liquidation event; (xiii) with respect to any REO Property included in the Trust Fund as of the close of business on the related Determination Date, the loan number of the related Mortgage Loan, the book value of such REO Property and the amount of income and other amounts, if any, received with respect to such REO Property during the related Collection Period (separately identifying the portion thereof allocable to distributions on the Certificates); (xiv) with respect to any Mortgage Loan as to which the related Mortgaged Property became an REO Property during the related Collection Period, the loan number of such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan as of the related acquisition date of such REO Property; (xv) with respect to any REO Property included in the Trust Fund as to which a Final Recovery Determination was made during the related Collection Period, (A) the loan number of the related Mortgage Loan, (B) a brief description of the basis for the Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Final Recovery Determination (separately identifying the portion thereof allocable to distributions on the Certificates), and (D) the amount of any Realized Loss in respect of the related REO Property in connection with such Final Recovery Determination; (xvi) the Accrued Certificate Interest and Distributable Certificate Interest in respect of each Class of Regular Interest Certificates for such Distribution Date; (xvii) any unpaid Distributable Certificate Interest in respect of each Class of Regular Interest Certificates after giving effect to the distributions made on such Distribution Date, and if the full amount of the Principal Distribution Amount was not distributed on such Distribution Date, the portion of the shortfall affecting each Class of Sequential Pay Certificates; (xviii) the Pass-Through Rate for each Class of Regular Interest Certificates for such Distribution Date; (xix) the Principal Distribution Amount for such Distribution Date, separately identifying the respective components thereof (and, in the case of any principal prepayment or other unscheduled collection of principal received during the related Collection Period, the loan number for the related Mortgage Loan and the amount of such prepayment or other collection of principal); (xx) the aggregate of all Realized Losses incurred during the related Collection Period and, aggregated by type, all Additional Trust Fund Expenses incurred during the related Collection Period; (xxi) the aggregate of all Realized Losses and Additional Trust Fund Expenses that remain unallocated immediately following such Distribution Date; (xxii) the Certificate Balance of each Class of Sequential Pay Certificates and the notional amount of each Class IO Component immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date; (xxiii) the certificate factor for each Class of Regular Interest Certificates immediately following such Distribution Date; (xxiv) the aggregate amount of interest on Advances paid to the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent during the related Collection Period; (xxv) the loan number for each Required Appraisal Loan and any related Appraisal Reduction Amount as of the related Determination Date; (xxvi) the original and then current credit support levels for each Class of Regular Interest Certificates; (xxvii) the original and then current ratings for each Class of Regular Interest Certificates; (xxviii) the aggregate amount of Prepayment Premiums and Yield Maintenance Charges collected (A) during the related Collection Period and (B) since the Closing Date; and (xxix) (A) the aggregate amount of servicing compensation (separately identifying the amount of each category of compensation) paid to the Master Servicer, the Special Servicer and, if payable directly out of the Trust Fund without a reduction in the servicing compensation otherwise payable to the Master Servicer or the Special Servicer, to each sub-servicer, during the related Collection Period, and (B) such other information as the Trustee is required by the Code or other applicable law to furnish to enable Certificateholders to prepare their tax returns.

        2. A "CSSA Loan File" and a "CSSA Property File" setting forth certain information with respect to the Mortgage Loans and the Mortgaged Properties, respectively.

    The Master Servicer or the Special Servicer (as specified in the Pooling and Servicing Agreement) is required to deliver to the Trustee monthly and the Trustee is required to deliver to each Certificateholder and each other person sent a Distribution Date Statement, on the first Distribution Date following receipt thereof, the following seven reports (to the extent received by the Trustee):

        (a) A "Delinquent Loan Status Report" containing substantially the information set forth in Annex D attached hereto, including, among other things, those Mortgage Loans that were, as of the Determination Date immediately preceding the preparation of such report, (1) delinquent 30-59 days, (2) delinquent 60-89 days, (3) delinquent 90 days or more, (4) current but specially serviced, or (5) in foreclosure but not REO Property.

        (b) An "Historical Loan Modification Report" containing substantially the information set forth in Annex E attached hereto, including, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to the Pooling and Servicing Agreement (i) during the related Collection Period and (ii) since the Cut-off Date, showing the original and the revised terms thereof.

        (c) An "Historical Loss Estimate Report" containing substantially the information set forth in Annex F attached hereto, including, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Liquidation Proceeds and expenses relating to each Final Recovery Determination, both during the related Collection Period and historically, and (ii) the amount of Realized Losses occurring during the related Collection Period and historically, set forth on a loan-by-loan basis.

        (d) An "REO Status Report" containing substantially the information set forth in Annex G attached hereto, including, with respect to each REO Property included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, among other things, (i) the acquisition date of such REO Property, (ii) the amount of income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such Determination Date (including any prepared internally by the Special Servicer).

        (e) A "Watch List Report" containing substantially the information set forth in Annex H attached hereto, including, among other things, any Mortgage Loan that, as of the Determination Date immediately preceding the preparation of such report, had a debt service coverage ratio of less than 1.0x and was in jeopardy of becoming a Specially Serviced Mortgage Loan.

        (f) A "Loan Payoff Notification Report" setting forth, among other things, for each Mortgage Loan where written notice of anticipated payoff has been received as of the Determination Date immediately preceding the preparation of such report, the control number, the property name, the amount of principal expected to be paid, the expected date of payment and the estimated amount of Yield Maintenance Charge or Prepayment Premium due.

        (g) A "Comparative Financial Status Report" containing substantially the information set forth in Annex K setting forth, among other things, the occupancy and debt service coverage ratio for each Mortgage Loan or related Mortgaged Property, as applicable, as of the Determination Date immediately preceding the preparation of such report and the revenue and net operating income for each of the following three periods (to the extent such information is in the Master Servicer's or the Special Servicer's possession): (i) the most current available year-to-date, (ii) each of the previous two full fiscal years stated separately; and (iii) the "base year" (representing the original analysis of information used as of the Cut-off
    Date).

    In addition, upon the request of any Certificateholder or any Certificate Owner identified to the reasonable satisfaction of the Trustee, the Trustee will be required to request from the Master Servicer and, upon receipt, make available, during normal business hours at the offices of the Trustee, to the requesting Certificateholder or Certificate Owner, copies of the following reports required to be prepared and maintained by the Master Servicer and/or Special Servicer:

        (x) With respect to any Mortgaged Property or REO Property, an "Operating Statement Analysis" containing substantially the information set forth in Annex I, together with copies of the subject annual operating statements for such property attached thereto as an exhibit. See "Servicing of the Mortgage Loans--Inspections; Collection of Operating Information" herein.

        (y) With respect to any Mortgaged Property or REO Property, an "NOI Adjustment Worksheet" containing substantially the information set forth in Annex J (together with copies of the subject annual operating statements attached thereto as an exhibit), and presenting the computations made in accordance with the methodology described in the Pooling and Servicing Agreement to "normalize" the full year net operating income and debt service coverage numbers used by the Special Servicer in the other reports referenced above.

    The Trustee will also be required to make available monthly to, among others, Certificateholders and Certificate Owners identified to the Trustee in writing, an electronic file containing Mortgage Loan information, based on reports provided to it by the Master Servicer and/or the Special Servicer, in the "CSSA Loan periodic update file" and the "CSSA Property File" with the Delinquent Loan Status Report, Historical Loan Modification Report, Historical Loss Estimate Report, REO Status Report, Loan Payoff Notification Report and Watch List Report attached (provided that these reports are delivered to the Trustee in an electronic format acceptable to the Trustee) via the Trustee's bulletin board. Access to the bulletin board can be obtained by dialing (714) 282-3990. Those who have an account on the bulletin board may retrieve the data file for each transaction in the directory. An account number may be obtained by typing "NEW" upon logging into the bulletin board. In order to access information from the bulletin board the user must have available their assigned log-on ID. The Trustee may (at its discretion and with the consent of the Depositor and the Underwriter) make the information that is available via its bulletin board, also available via the Internet at www.LNBABS.com.

    In addition, within a reasonable period of time after the end of each calendar year, the Trustee is required to send to each person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) items (i), (ii), (iii) and (iv) of the monthly Distribution Date Statements and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. Such information is required to include the amount of original issue discount accrued on each Class of Certificates held by persons other than Certificateholders and information regarding the expenses of the Trust Fund.

    The information that pertains to Specially Serviced Trust Fund Assets reflected in reports will be based solely upon the reports delivered by the Special Servicer (directly or through the Master Servicer) to the Trustee prior to related Distribution Date. Absent manifest error, none of the Master Servicer, the Special Servicer or the Trustee will be responsible for the accuracy or completeness of any information supplied to it by a borrower or third party that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer or the Trustee, as applicable.

    OTHER INFORMATION. The Pooling and Servicing Agreement requires that the Trustee, upon reasonable prior written notice, make available at its offices primarily responsible for administration of the Trust Fund, during normal business hours, for review by the Depositor, the Rating Agencies, the Controlling Class Representative and, subject to the discussion in the following paragraph, any Certificateholder, Certificate Owner or person identified to the Trustee as a prospective transferee of a Certificate or an interest therein, originals and/or copies of the following items: (i) this Prospectus Supplement, the Prospectus and any other disclosure document relating to the Offered Certificates and the Private Certificates, in the form most recently provided to the Trustee by the Depositor or by any person designated by the Depositor; (ii) the Pooling and Servicing Agreement, each sub-servicing agreement delivered to the Trustee since the

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Closing Date and any amendments thereto; (iii) all reports delivered to
Certificateholders since the Closing Date as described in "--Certificateholder Reports" above; (iv) all annual performance certifications delivered by the Master Servicer and the Special Servicer, respectively, to the Trustee since the Closing Date as described in "Servicing of the Mortgage Loans--Evidence as to Compliance" herein; (v) all annual accountants' reports caused to be delivered by the Master Servicer and the Special servicer, respectively, to the Trustee since the Closing Date as described in "Servicing of the Mortgage Loans -- Evidence as to Compliance" herein; (vi) the most recent inspection report prepared by the Master Servicer or Special Servicer, as applicable, and delivered to the Trustee in respect of each Mortgaged Property as described under "Servicing of the Mortgage Loans--Inspections; Collection of Operating Information" herein; (vii) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property as to which the environmental testing described in "Servicing of the Mortgage Loans -- Realization Upon Defaulted Mortgage Loans; Sale of Defaulted Mortgage Loans and REO Properties" revealed that both of the conditions set forth therein were not satisfied;
(viii) each of the Mortgage Files, including any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the Special Servicer and delivered to the Trustee; (ix) the most recent appraisal for each Mortgaged Property and REO Property that has been delivered to the Trustee by either the Master Servicer or the Special Servicer; and (x) any and all officer's certificates and other evidence delivered to or by the Trustee to support its, the Master Servicer's, the Special Servicer's or the Fiscal Agent's, as the case may be, determination that any Advance was (or, if made, would be) a Nonrecoverable Advance. Copies of any and all of the foregoing items will be available from the Trustee upon written request; however, except with respect to the Rating Agencies, the Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such information, including, without limitation, copy charges and reasonable fees for employee time and for space.

    In connection with providing access to or copies of the items described in the preceding paragraph, the Trustee will require: (a) in the case of Certificate Owners, a confirmation executed by the requesting person (in a form reasonably acceptable to the Trustee) generally to the effect that such person is a beneficial holder of Certificates held in book-entry format and will keep such information confidential (except that such Certificate Owner may provide such information to any other person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (b) in the case of a prospective purchaser of a Certificate or an interest therein, confirmation executed by the requesting person (in a form reasonably acceptable to the Trustee) generally to the effect that such person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and will otherwise keep such information confidential. The holders of the Certificates, by their acceptance thereof, will be deemed to have agreed to keep such information confidential (except that any Certificateholder may provide any such information obtained by it to any other person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential).

    BOOK-ENTRY CERTIFICATES. Until such time as Definitive Offered Certificates are issued in respect of any Class of Offered Certificates, the foregoing information and access will be available to the holders of the Offered Certificates only to the extent it is forwarded by or otherwise available through DTC and DTC participants. Any beneficial owner of an Offered Certificate who does not receive information through DTC or its participants may request that Certificateholder reports be mailed directly to it by written request to the Trustee (accompanied by evidence of such beneficial ownership). The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Special Servicer, the Trustee and the Depositor are required to recognize as "Certificateholders" only those persons in whose names the Certificates are registered on the books and records of the Trustee or other registrar for the Certificates.

ASSUMED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

    The "Assumed Final Distribution Date" with respect to any Class of Regular Interest Certificates is the Distribution Date on which the Certificate Balance of such Class of Certificates (or, in the case of the Class IO Certificates, the aggregate of the notional amounts of the respective Class IO Components) would be reduced to zero based on the assumption that no Mortgage Loan is voluntarily prepaid prior to its stated maturity date (except for the ARD Loans which are assumed to be paid in full on their respective Anticipated Repayment Dates) and otherwise based on the "Table Assumptions" set forth under "Yield and Maturity Considerations--Weighted Average Life" herein, which Distribution Date shall in each case be as follows:

                                                                                                ASSUMED FINAL
                                                                                              DISTRIBUTION DATE
                                                                                            ----------------------
Class A-1.................................................................................       November 18, 2004
Class A-2.................................................................................         August 18, 2007
Class A-3.................................................................................        January 18, 2008
Class IO..................................................................................       February 18, 2028
Class B...................................................................................        January 18, 2008
Class C...................................................................................       February 18, 2008
Class D...................................................................................          April 18, 2012
Class E...................................................................................       November 18, 2012
Class F...................................................................................        January 18, 2013
Class G...................................................................................        January 18, 2013
Class H...................................................................................        January 18, 2013
Class J...................................................................................        January 18, 2015
Class K...................................................................................      September 18, 2016
Class L...................................................................................       November 18, 2017
Class M...................................................................................       February 18, 2028

    The Assumed Final Distribution Dates set forth above were calculated without regard to any delays in the collection of Balloon Payments and without regard to a reasonable liquidation time with respect to any Mortgage Loans that may be delinquent. Accordingly, in the event of defaults on the Mortgage Loans, the actual final Distribution Date for one or more Classes of the Offered Certificates may be later, and could be substantially later, than the related Assumed Final Distribution Date(s).

    In addition, the Assumed Final Distribution Dates set forth above were calculated on the basis of a 0% CPR (as defined herein), except that it is assumed that the ARD Loans pay their respective outstanding principal balances on their related Anticipated Repayment Dates. Because the rate of principal payments (including voluntary prepayments and prepayments resulting from casualties and/or condemnations at the Mortgaged Properties or liquidations of defaulted Mortgage Loans) on the Mortgage Loans can be expected to exceed the scheduled rate of principal payments, and could exceed such scheduled rate by a substantial amount, the actual final Distribution Date for one or more Classes of the Offered Certificates may be earlier, and could be substantially earlier, than the related Assumed Final Distribution Date(s). The rate of principal payments (including prepayments) on the Mortgage Loans will depend on the characteristics of the Mortgage Loans, as well as on the prevailing levels of interest rates and other economic factors, and no assurance can be given as to actual principal payment experience. See "Yield and Maturity Considerations" and "Description of the Mortgage Pool" herein and "Yield and Prepayment Considerations" in the Prospectus.

    The "Rated Final Distribution Date" with respect to each Class of Offered Certificates is the first Distribution Date that follows the second anniversary of the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest remaining amortization term. The rating assigned by a Rating Agency to any Class of Offered Certificates entitled to receive distributions in respect of principal reflects an assessment of the likelihood that Certificateholders of such Class will receive, on or before the Rated Final Distribution Date, all principal distributions to which they are entitled. See "Ratings" herein.

VOTING RIGHTS

    At all times during the term of the Pooling and Servicing Agreement, 100% of the voting rights for the Certificates (the "Voting Rights") will be allocated among the respective Classes of Sequential Pay Certificates in proportion to the Certificate Balances of those Classes. Voting Rights allocated to a Class of Certificates will be allocated among the related Certificateholders in proportion to the percentage interests in such Class evidenced by their respective Certificates. See "The Trust Agreement--Voting Rights" in the Prospectus.

TERMINATION

    The obligations created by the Pooling and Servicing Agreement will, with limited exception, terminate upon payment (or provision for payment) to the appropriate persons of all amounts held as part of the Trust Fund following the earlier of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the Mortgage Loans and all of the REO Properties remaining in the Trust Fund, if any, by (in the following order of priority) the Depositor, the Underwriter, the Special Servicer, the Majority Subordinate Certificateholder or the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Trustee or other registrar for the Certificates or at such other location as may be specified in such notice of termination.

    Any such purchase by the Depositor, the Underwriter, the Special Servicer, the Majority Subordinate Certificateholder or the Master Servicer of all the Mortgage Loans and any REO Properties remaining in the Trust Fund is required to be made at a price equal to (1) the greater of (x) the aggregate Purchase Price of all the Mortgage Loans and any REO Properties then included in the Trust Fund, and (y) the aggregate fair market value of such Mortgage Loans and REO Properties then included in the Trust Fund (to be determined as mutually agreed upon by the Master Servicer, the Special Servicer and the Trustee), minus (2) if the purchaser is the Master Servicer or the Special Servicer, the aggregate of amounts payable or reimbursable to such person under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Depositor, the Underwriter, the Special Servicer, the Majority Subordinate Certificateholder or the Master Servicer to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than 1% of the Initial Pool Balance.

    The purchase price paid in connection with the purchase of all Mortgage Loans and any REO Properties remaining in the Trust Fund, exclusive of any portion thereof payable or reimbursable to any person other than the Certificateholders, will constitute part of the Available Distribution Amount for the final Distribution Date. The Available Distribution Amount for the final Distribution Date will be distributed by the Trustee generally as described herein under "--Distributions--Application of the Available Distribution Amount", except that the distributions of principal on any Class of Sequential Pay Certificates described thereunder will be made, subject to available funds and the distribution priorities described thereunder, in an amount equal to the entire Certificate Balance of such Class remaining outstanding, and further except that any distributions of principal on the respective Classes of Class A Certificates (if more than one is then outstanding) described thereunder will be made on a pro rata basis in accordance with their respective Certificate Balances.

THE TRUSTEE

    LaSalle National Bank, a nationally chartered bank, will act as Trustee on behalf of the Certificateholders. See "The Trust Agreement--The Trustee", "--Duties of the Trustee" and "--Resignation of the Trustee" in the Prospectus. As of the Closing Date, the offices of the Trustee primarily responsible for administration of the Trust Fund (the "Corporate Trust Office") is located at LaSalle National Bank, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107, Attention: Asset Backed Securities Trust Services Group--LB Commercial Mortgage Trust 1998-C1. As compensation for its services, the Trustee will be entitled to receive monthly, from general funds on deposit in the Collection Account, the Trustee Fee. The "Trustee Fee" for each Mortgage Loan and REO Mortgage Loan for any Distribution Date will equal one month's interest for the most recently ended calendar month (calculated on the basis of a 360-day year consisting of twelve 30-day months), accrued at the per annum rate (the "Trustee Fee Rate") set forth in the Pooling and Servicing Agreement on the Stated Principal Balance of such Mortgage Loan or REO Mortgage Loan, as the case may be, outstanding immediately following the prior Distribution Date (or, in the case of the initial Distribution Date, as of the Closing Date).

    The Trustee and any director, officer, employee or agent thereof will be entitled to indemnification, from amounts held in the Trust Fund, for any loss, liability or reasonable "out-of-pocket" expense arising in respect of the Pooling and Servicing Agreement or the Certificates; provided, however, that such indemnification will not extend to any expense specifically required to be borne by the Trustee pursuant to the terms of the Pooling and Servicing Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder.

    The Trustee will also have certain duties with respect to REMIC administration. See "Certain Federal Income Tax Consequences--REMICs--Reporting and Other Administrative Matters" herein.

THE FISCAL AGENT

    ABN AMRO Bank N.V., a banking corporation organized under the laws of The Netherlands, will act as Fiscal Agent pursuant to the Pooling and Servicing Agreement. The Fiscal Agent's office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107; Attention: Asset-Backed Securities Trust Services Group-LB Commercial Mortgage Trust 1998-C1. The Fiscal Agent will make no representation as to the validity or sufficiency of the Pooling and Servicing Agreement, the Certificates, the Mortgage Loans, this Prospectus Supplement (except for the first two sentences of this paragraph) or related documents. The duties and obligations of the Fiscal Agent consist only of making P&I Advances as described under "--P&I Advances" above and Servicing Advances as described under "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" herein. The Fiscal Agent will not be liable except for the performance of such duties and obligations. The Fiscal Agent will be entitled to reimbursement for each Advance made by it (with interest thereon at the Reimbursement Rate) in the same manner and to the same extent as the Trustee and the Master Servicer. The Fiscal Agent will be entitled to various rights, protections and indemnities similar to those afforded the Trustee. The Trustee will be responsible for payment of the compensation of the Fiscal Agent. As of June 30, 1997, the Fiscal Agent had consolidated assets of approximately $398 billion.

                       YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

    GENERAL. The yield on any Offered Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Offered Certificate will in turn depend on, among other things, (i) the Pass-Through Rate for such Certificate (or, in the case of a Class IO Certificate, the weighted average of the Pass-Through Rates for the respective Class IO Components from time to time), (ii) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans and the extent to which such amounts are to be applied in reduction of the Certificate Balance of the related Class (or, in the case of a Class IO Certificate, the notional amount of a Class IO Component),
(iii) the rate, timing and severity of Realized Losses and Additional Trust Fund Expenses and the extent to which such losses and expenses are allocable in reduction of the Certificate Balance of the related Class (or, in the case of a Class IO Certificate, the notional amount of a Class IO Component), and (iv) the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the Distributable Certificate Interest payable on the related Class.

    RATE AND TIMING OF PRINCIPAL PAYMENT. The yield to holders of the Class IO Certificates will be extremely sensitive to, and the yield to holders of any other Offered Certificates purchased at a discount or premium will be affected by, the rate and timing of principal payments on or in respect of the Mortgage Loans, which will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates that are Sequential Pay Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" and
"--Realization Upon Defaulted Mortgage Loans; Sale of Defaulted Mortgage Loans and REO Properties" herein and "Certain Legal Aspects of Mortgage Loans--Foreclosure of Mortgage" in the Prospectus.

    The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in turn are distributed or otherwise result in reduction of the Certificate Balance or notional amount, as the case may be, of such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of a Class IO Certificate or any other Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed or otherwise results in reduction of the principal balance of an Offered Certificate that is a Sequential Pay Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on the Mortgage Loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. THE YIELD ON THE CLASS IO CERTIFICATES WILL BE AFFECTED BY ALL PRINCIPAL PAYMENTS ON THE MORTGAGE

LOANS, AND INVESTORS IN SUCH CERTIFICATES SHOULD FULLY CONSIDER THE RISK THAT A RAPID RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO RECOUP THEIR INITIAL INVESTMENTS. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

    LOSSES AND SHORTFALLS. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne by the holders of the respective Classes of Sequential Pay Certificates, to the extent of amounts otherwise distributable in respect of their Certificates, in reverse alphabetical order of their Class designations. Realized Losses and Additional Trust Fund Expenses will be allocated, as and to the extent described herein, to the respective Classes of Sequential Pay Certificates (in reduction of the Certificate Balance of each such Class), in reverse alphabetical order of their Class designations. Any Realized Loss or Additional Trust Fund Expenses allocated in reduction of the Certificate Balance of any Class of Sequential Pay Certificates will result in a corresponding reduction in the notional amount of the related Class IO Component. As more fully described herein under "Description of the Certificates--Distributions--Distributable Certificate Interest," Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Regular Interest Certificates on a PRO RATA basis.

    PASS-THROUGH RATES. The Pass-Through Rate applicable to each Class IO Component will be variable and will be equal to the Weighted Average Net Mortgage Rate from time to time minus the fixed Pass-Through Rate on the Class of Sequential Pay Certificates relating to such Class IO Component. Accordingly, the Pass-Through Rates on the Class IO Components and, correspondingly, the yield on the Class IO Certificates, will be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and liquidations and to changes in the relative sizes of the Certificate Balances of the respective Classes of Sequential Pay Certificates.

    CERTAIN RELEVANT FACTORS. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Lockout Periods, provisions requiring the payment of Prepayment Premiums and Yield Maintenance Charges and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units, hotel/motel guest rooms, health care facility beds, mobile home park pads or comparable commercial space, as applicable, in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" herein and "Yield and Prepayment Considerations" in the Prospectus.

    The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the Mortgage Rate (or, in the case of an ARD Loan after its Anticipated Repayment Date, the Revised Rate) at which a Mortgage Loan accrues interest, the related borrower may have an increased incentive to refinance its mortgage loan. Conversely, to the extent prevailing market interest rates exceed the applicable Mortgage Rate (or, for ARD Loans after their Anticipated Repayment Dates, the Revised Rate) for any Mortgage Loan, such Mortgage Loan may be less likely to prepay (other than, in the case of the ARD Loans, out of certain net cash flow from the related Mortgaged Property). In particular, the Revised Rate for each ARD Loan generally is the greater of the Mortgage Rate therefor plus two or more percentage points and the then current applicable treasury rate plus two or more percentage points, and the primary incentive to prepay an ARD Loan on or before its Anticipated Repayment Date, assuming prevailing market interest rates exceed such Revised Rate, is to give the borrower access to excess cash flow, all of which (net of approved property expenses and any required reserves) must be applied to pay down principal of the Mortgage Loan. Accordingly, there can be no assurance that any ARD Loan will be prepaid on or before its Anticipated Repayment Date or on any other date prior to maturity.

    As of the Cut-off Date, all of the Mortgage Loans may be prepaid at any time after the expiration of the applicable Lockout Period and/or any period when the holder of a Mortgage may require a borrower to pledge Defeasance Collateral in lieu of prepaying the related Mortgage Loan (a "Required Defeasance Period"), subject, in most cases, to the payment of a Prepayment Premium or a Yield Maintenance Charge. A requirement that a prepayment be accompanied by a Prepayment Premium or Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

    Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

    The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

    DELAY IN PAYMENT OF DISTRIBUTIONS. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least 18 days following the Due Dates for the Mortgage Loans during the related Collection Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

    UNPAID DISTRIBUTABLE CERTIFICATE INTEREST. As described under "Description of the Certificates
--Distributions--Application of the Available Distribution Amount" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

    YIELD SENSITIVITY OF THE CLASS IO CERTIFICATES. The yield to maturity on the Class IO Certificates will be extremely sensitive to the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. Accordingly, investors in the Class IO Certificates should fully consider the associated risks, including the risk that a rapid rate of prepayment of the Mortgage Loans could result in the failure of such investors to fully recoup their initial investments. The allocation of a portion of collected Prepayment Premiums and Yield Maintenance Charges to the Class IO Certificates is intended to reduce those risks; however, such allocation may be insufficient to offset fully the adverse effects on the yield on such Class of Certificates that the related prepayments may otherwise have.

PRICE/YIELD TABLES

    The tables beginning on page B-13 of Annex B hereto (the "Yield Tables") show the pre-tax corporate bond equivalent ("CBE") yield to maturity, modified duration (except in the case of the Class IO Certificates), weighted average life, first Distribution Date on which principal is to be paid ("First Principal Payment Date") and final Distribution Date on which principal is to be paid ("Last Principal Payment Date") with respect to each Class of Offered Certificates, prepared using the Table Assumptions (as described below) and, where applicable, the specified assumed purchase prices (which prices do not include accrued interest). Assumed purchase prices are expressed in 32nds (i.e.
100.04 means 100 4/32 %) as a percentage of the initial Certificate Balance (or, in the case of the Class IO Certificates, of the aggregate of the initial notional amounts of the respective Class IO Components) of each Class of Offered Certificates. For purposes of the Yield Tables relating to the Class IO Certificates, the information therein relating to weighted average life, First Principal Payment Date and Last Principal Payment Date is being calculated in respect of the aggregate notional amount of the respective Class IO Components of the Class IO Certificates.

    The yields set forth in the Yield Tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase prices, plus accrued interest from and including the Cut-off Date to but excluding the Assumed Settlement Date (as defined below), and by converting such monthly rates to semi-annual corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Offered Certificates when such reinvestment rates are considered. For purposes of the Yield Tables (except in the case of the Class IO Certificates), "modified duration" has been calculated using the modified Macaulay Duration as specified in the "PSA Standard Formulas." The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest, and the PSA Standard Formula modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Class A, Class B, Class C, Class D and Class E Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the Yield Tables.

    Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of one or more mortgage loans.

    The Yield Tables were derived from calculations based on the following assumptions (the "Table Assumptions"): (i) no Mortgage Loan prepays during any applicable Lockout Period or Required Defeasance Period or during any period when a Prepayment Premium or a Yield Maintenance Charge could be required in connection with a voluntary prepayment of principal, each ARD Loan is paid in full on its respective Anticipated Repayment Date and, otherwise, in the case of each of the Yield Tables, each Mortgage Loan is assumed to prepay at the indicated level of CPR, with each prepayment being applied on the first day of the applicable month in which it is assumed to be received, (ii) the Pass-Through Rates and initial Certificate Balances of the respective Classes of Sequential Pay Certificates are as described herein, (iii) there are no delinquencies or defaults with respect to, and no modifications, waivers or amendments of the terms of, the Mortgage Loans, (iv) there are no Realized Losses, Additional Trust Fund Expenses or Appraisal Reduction Amounts with respect to the Mortgage Loans or the Trust Fund, (v) scheduled interest and principal payments on the Mortgage Loans are timely received, (vi) all Mortgage Loans have Due Dates on the first day of each month and accrue interest on the respective basis described herein (i.e., a 30/360 basis or an actual/360 basis), (vii) all prepayments are accompanied by a full month's interest and there are no Prepayment Interest Shortfalls, (viii) there are no breaches of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans, (ix) no Prepayment Premiums or Yield Maintenance Charges are collected, (x) no party entitled thereto exercises its right of optional termination of the Trust Fund described herein, (xi) distributions on the Certificates are made on the 18th day (each assumed to be a business day) of each month, commencing in March 1998, and (xii) the settlement date for the sale of the Offered Certificates is March 11, 1998 (the "Assumed Settlement Date").

    The characteristics of the Mortgage Loans differ in certain respects from those assumed in preparing the Yield Tables, and the Yield Tables are presented for illustrative purposes only. In particular, none of the Mortgage Loans permit voluntary partial prepayments. Thus neither the Mortgage Pool nor any Mortgage Loan will prepay at any constant rate, and it is unlikely that the Mortgage Loans will prepay in a manner consistent with any designated scenario for the Yield Tables. In addition, there can be no assurance that the Mortgage Loans will prepay at any particular rate, that the Mortgage Loans will not prepay (involuntarily or otherwise) during Lockout Periods and/or Required Defeasance Periods, that the ARD Loans will be paid in full on their respective Anticipated Repayment Dates, that the actual pre-tax yields on, or any other payment characteristics of, any Class of Offered Certificates will correspond to any of the information shown in the Yield Tables, or that the aggregate purchase prices of the Offered Certificates will be as assumed. Accordingly, investors must make their own decisions as to the appropriate assumptions (including prepayment assumptions) to be used in deciding whether to purchase the Offered Certificates.

WEIGHTED AVERAGE LIFE

    The weighted average life of any Class A-1, Class A-2, Class A-3, Class B, Class C, Class D or Class E Certificate refers to the average amount of time that will elapse from the assumed Closing Date until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of any such Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and applied to pay principal of such Offered Certificate. As described herein, the Principal Distribution Amount for each Distribution Date will generally be distributable first in respect of the Class A-1 Certificates until the Certificate Balance thereof is reduced to zero, and will thereafter generally be distributable entirely in respect of the Class A-2 Certificates, the Class A-3 Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates and the Class E Certificates, in that order, in each case until the Certificate Balance of such Class of Certificates is reduced to zero.

    The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates (other than the Class IO Certificates) that would be outstanding after each of the dates shown and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of the Table Assumptions. To the extent that the Mortgage Loans or the Certificates have characteristics that differ from those assumed in preparing the tables, the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and/or Class E Certificates may mature earlier or later than indicated by the tables. In particular, partial prepayments on the Mortgage Loans in fact are not permitted. Accordingly, the Mortgage Loans will not prepay at any constant rate, and it is highly unlikely that the Mortgage Loans will prepay in a manner consistent with the assumptions described above. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and shorten or extend the weighted average lives) shown in the following tables. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

    The tables set forth below were prepared on the basis of the Table Assumptions and indicate the resulting weighted average lives of each Class of Offered Certificates (other than the Class IO Certificates) and set forth the percentages of the initial Certificate Balance of such Class of Offered Certificates that would be outstanding after each of the dates shown in each case assuming the indicated level of CPR. For purposes of the following tables, the weighted average life of an Offered Certificate (other than the Class IO Certificates) is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the Assumed Settlement Date of such Certificate to the related Distribution Date, (ii) summing the results and
(iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.

  PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-1 CERTIFICATES

                                                                0% CPR DURING LOCKOUT, DEFEASANCE, YM OR PP--OTHERWISE AT
                                                                                      INDICATED CPR
                                                             ---------------------------------------------------------------
DISTRIBUTION DATE                                              0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
-----------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date...............................................         100%         100%         100%         100%         100%
February 18, 1999..........................................          93           93           93           93           93
February 18, 2000..........................................          86           86           86           86           86
February 18, 2001..........................................          79           79           79           79           79
February 18, 2002..........................................          71           71           71           71           71
February 18, 2003..........................................          35           35           35           35           35
February 18, 2004..........................................          25           25           25           24           23
February 18, 2005..........................................           0            0            0            0            0
Weighted Average Life (in years)...........................         4.4          4.4          4.4          4.4          4.4

  PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-2 CERTIFICATES

                                                                0% CPR DURING LOCKOUT, DEFEASANCE, YM OR PP--OTHERWISE AT
                                                                                      INDICATED CPR
                                                             ---------------------------------------------------------------
DISTRIBUTION DATE                                              0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
-----------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date...............................................         100%         100%         100%         100%         100%
February 18, 1999..........................................         100          100          100          100          100
February 18, 2000..........................................         100          100          100          100          100
February 18, 2001..........................................         100          100          100          100          100
February 18, 2002..........................................         100          100          100          100          100
February 18, 2003..........................................         100          100          100          100          100
February 18, 2004..........................................         100          100          100          100          100
February 18, 2005..........................................          48           48           48           48           48
February 18, 2006..........................................          40           40           40           40           40
February 18, 2007..........................................          31           30           29           28           26
February 18, 2008..........................................           0            0            0            0            0
Weighted Average Life (in years)...........................         7.8          7.7          7.7          7.7          7.7

  PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-3 CERTIFICATES

                                                                0% CPR DURING LOCKOUT, DEFEASANCE, YM OR PP--OTHERWISE AT
                                                                                      INDICATED CPR
                                                             ---------------------------------------------------------------
DISTRIBUTION DATE                                              0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
-----------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date...............................................         100%         100%         100%         100%         100%
February 18, 1999..........................................         100          100          100          100          100
February 18, 2000..........................................         100          100          100          100          100
February 18, 2001..........................................         100          100          100          100          100
February 18, 2002..........................................         100          100          100          100          100
February 18, 2003..........................................         100          100          100          100          100
February 18, 2004..........................................         100          100          100          100          100
February 18, 2005..........................................         100          100          100          100          100
February 18, 2006..........................................         100          100          100          100          100
February 18, 2007..........................................         100          100          100          100          100
February 18, 2008..........................................           0            0            0            0            0
Weighted Average Life (in years)...........................         9.7          9.7          9.7          9.7          9.6

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES

                                                                0% CPR DURING LOCKOUT, DEFEASANCE, YM OR PP--OTHERWISE AT
                                                                                      INDICATED CPR
                                                             ---------------------------------------------------------------
DISTRIBUTION DATE                                              0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
-----------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date...............................................         100%         100%         100%         100%         100%
February 18, 1999..........................................         100          100          100          100          100
February 18, 2000..........................................         100          100          100          100          100
February 18, 2001..........................................         100          100          100          100          100
February 18, 2002..........................................         100          100          100          100          100
February 18, 2003..........................................         100          100          100          100          100
February 18, 2004..........................................         100          100          100          100          100
February 18, 2005..........................................         100          100          100          100          100
February 18, 2006..........................................         100          100          100          100          100
February 18, 2007..........................................         100          100          100          100          100
February 18, 2008..........................................           0            0            0            0            0
Weighted Average Life (in years)...........................         9.9          9.9          9.9          9.9          9.9

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS C CERTIFICATES

                                                                0% CPR DURING LOCKOUT, DEFEASANCE, YM OR PP--OTHERWISE AT
                                                                                      INDICATED CPR
                                                             ---------------------------------------------------------------
DISTRIBUTION DATE                                              0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
-----------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date...............................................         100%         100%         100%         100%         100%
February 18, 1999..........................................         100          100          100          100          100
February 18, 2000..........................................         100          100          100          100          100
February 18, 2001..........................................         100          100          100          100          100
February 18, 2002..........................................         100          100          100          100          100
February 18, 2003..........................................         100          100          100          100          100
February 18, 2004..........................................         100          100          100          100          100
February 18, 2005..........................................         100          100          100          100          100
February 18, 2006..........................................         100          100          100          100          100
February 18, 2007..........................................         100          100          100          100          100
February 18, 2008..........................................           0            0            0            0            0
Weighted Average Life (in years)...........................         9.9          9.9          9.9          9.9          9.9

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS D CERTIFICATES

                                                                0% CPR DURING LOCKOUT, DEFEASANCE, YM OR PP--OTHERWISE AT
                                                                                      INDICATED CPR
                                                             ---------------------------------------------------------------
DISTRIBUTION DATE                                              0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
-----------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date...............................................         100%         100%         100%         100%         100%
February 18, 1999..........................................         100          100          100          100          100
February 18, 2000..........................................         100          100          100          100          100
February 18, 2001..........................................         100          100          100          100          100
February 18, 2002..........................................         100          100          100          100          100
February 18, 2003..........................................         100          100          100          100          100
February 18, 2004..........................................         100          100          100          100          100
February 18, 2005..........................................         100          100          100          100          100
February 18, 2006..........................................         100          100          100          100          100
February 18, 2007..........................................         100          100          100          100          100
February 18, 2008..........................................          89           89           89           89           89
February 18, 2009..........................................          77           77           76           76           75
February 18, 2010..........................................          46           45           44           44           42
February 18, 2011..........................................          16           15           14           13           12
February 18, 2012..........................................           2            0            0            0            0
February 18, 2013..........................................           0            0            0            0            0
Weighted Average Life (in years)...........................        11.9         11.8         11.8         11.8         11.7

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS E CERTIFICATES

                                                                0% CPR DURING LOCKOUT, DEFEASANCE, YM OR PP--OTHERWISE AT
                                                                                      INDICATED CPR
                                                             ---------------------------------------------------------------
DISTRIBUTION DATE                                              0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
-----------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date...............................................         100%         100%         100%         100%         100%
February 18, 1999..........................................         100          100          100          100          100
February 18, 2000..........................................         100          100          100          100          100
February 18, 2001..........................................         100          100          100          100          100
February 18, 2002..........................................         100          100          100          100          100
February 18, 2003..........................................         100          100          100          100          100
February 18, 2004..........................................         100          100          100          100          100
February 18, 2005..........................................         100          100          100          100          100
February 18, 2006..........................................         100          100          100          100          100
February 18, 2007..........................................         100          100          100          100          100
February 18, 2008..........................................         100          100          100          100          100
February 18, 2009..........................................         100          100          100          100          100
February 18, 2010..........................................         100          100          100          100          100
February 18, 2011..........................................         100          100          100          100          100
February 18, 2012..........................................         100           98           93           89           82
February 18, 2013..........................................           0            0            0            0            0
Weighted Average Life (in years)...........................        14.5         14.4         14.3         14.3         14.2

                                USE OF PROCEEDS

    Substantially all of the proceeds from the sale of the Offered Certificates will be used by the Depositor to purchase the Mortgage Loans and to pay certain expenses in connection with the issuance of the Certificates.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

    Upon the issuance of the Offered Certificates, Sidley & Austin, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the portions of the Trust Fund designated in the Pooling and Servicing Agreement as "REMIC I," "REMIC II" and "REMIC III," respectively, will each qualify as a REMIC under the Code. The assets of REMIC I will consist of the Mortgage Loans, any REO Properties acquired on behalf of the Certificateholders and funds deposited from time to time in the Custodial Account, the Collection Account and any REO Account, exclusive of any Additional Interest on the ARD Loans (see "Servicing of the Mortgage Loans--Custodial Account" and "--REO Properties" and "Description of the Certificates--Collection Account"). For federal income tax purposes, (a) the separate noncertificated regular interests in REMIC I will be the "regular interests" in REMIC I and will constitute the assets of REMIC II, (b) the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, (c) the separate noncertificated regular interests in REMIC II will be the "regular interests" in REMIC II and will constitute the assets of REMIC III, (d) the Class R-II Certificates will be the sole class of "residual interests," in REMIC II, (e) the Regular Interest Certificates (or, in the case of the Class IO Certificates, the Class IO Components) evidence the ownership of the "regular interests" in REMIC III, which generally will be treated as debt instruments of REMIC III, and (f) the Class R-III Certificates will be the sole class of "residual interests" in REMIC
III. For federal income tax purposes the Class IO Certificates will consist of fourteen components, each corresponding to one of the Classes of Sequential Pay Certificates constituting "regular interests" in REMIC III. See "Federal Income Tax Considerations" in the Prospectus. The Sequential Pay Certificates will represent PRO RATA (based on their respective initial Certificate Balances) undivided beneficial interests in the portion of the Trust Fund consisting of any Additional Interest collected on the ARD Loans, and such portion will be treated as part of a grantor trust for federal income tax purposes.

DISCOUNT AND PREMIUM; PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES;
  ADDITIONAL INTEREST

    The Class A, Class B, Class C, Class D and Class E Certificates will not, and the Class IO Certificates will, be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to a CPR of 0%, except that it is assumed that the ARD Loans are paid in full on their respective Anticipated Repayment Dates. No representation is made as to how the Mortgage Loans will prepay, if at all. See "Federal Income Tax Considerations" in the Prospectus.

    If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the holder of a Class IO Certificate), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a holder of a Class IO Certificate may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the Mortgage Loans. Any such loss might be treated as a capital loss.

    The Internal Revenue Service (the "IRS") has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of an Offered Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Trustee in preparing reports to the Certificateholders and the IRS. Prospective purchasers of Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

    Certain Classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such Classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income Tax Considerations-- Taxation of Regular Interest Securities--Market Discount and Premium" in the Prospectus.

    Prepayment Premiums and Yield Maintenance Charges actually collected will be distributed to the holders of the Offered Certificates as described herein. It is not entirely clear under the Code when the amount of a Prepayment Premium or Yield Maintenance Charge should be taxed to the holder of an Offered Certificate, but it is not expected, for federal income tax reporting purposes, that Prepayment Premiums and Yield Maintenance Charges will be treated as giving rise to any income to the holders of the Offered Certificates prior to the Master Servicer's actual receipt of a Prepayment Premium or Yield Maintenance Charge. It appears that Prepayment Premiums and Yield Maintenance Charges, if any, will be treated as ordinary income rather than capital gain. However, that is not entirely clear and Certificateholders should consult their own tax advisors concerning the treatment of Prepayment Premiums and Yield Maintenance Charges.

    Because Additional Interest will arise on the ARD Loans only if (contrary to the prepayment assumption) they do not prepay on their related Anticipated Repayment Date, for federal income tax information reporting purposes it will be assumed that no such Additional Interest will be paid. Consequently, Additional Interest will not be reported as income in federal income tax information reports sent to holders of the Sequential Pay Certificates until such Additional Interest actually accrues. Similarly, no portion of such holders' purchase price of their Certificates will be treated as allocable to their right to receive possible distributions of Additional Interest. However, the Internal Revenue Service may disagree with this treatment and assert that additional income should be accrued with respect to projected possible payments of Additional Interest in advance of its actual accrual, that additional original issue discount income should be accrued with respect to the REMIC regular interests related to one or more classes of Sequential Pay Certificates, or both. In either event, to the extent that any such projected possible payments of Additional Interest were not actually made or were smaller in amount than the portion of the holder's purchase price allocated thereto, the holder of such a Certificate would be allowed to claim a loss, but the timing and capital or ordinary character of such loss are unclear.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

    In general, except to the extent noted below, the Offered Certificates will be "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code in the same proportion that the assets of the Trust Fund would be so treated. The Offered Certificates will generally only be considered assets described in
Section 7701(a)(19)(C) of the Code to the extent that the Mortgage Loans are secured by residential property and, accordingly, investment in the Offered Certificates may not be suitable for certain thrift institutions. Moreover, if 95% or more of the assets of the Trust Fund qualify for any of the foregoing characterizations at all times during a calendar year, the Offered Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such

Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the Offered Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the Trust Fund that constitutes assets described in the foregoing sections of the Code will be made with respect to calendar quarter based on the average adjusted basis of each category of the assets included in the Trust Fund during such calendar quarter.

    However, the Trust Fund will include, in addition to the Mortgage Loans, payments on Mortgage Loans held pending distribution on the Certificates, certain amounts in reserve accounts and property acquired by foreclosure held pending sale. It is unclear whether property acquired by foreclosure held pending sale would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections of the Code) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections of the Code. In addition, to the extent an Offered Certificate represents ownership of an interest in any Mortgage Loan which is secured in part by the related borrower's interest in an account containing a holdback of loan proceeds, a portion of such Certificate may not represent ownership of assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(5)(A) of the Code and the interest thereon may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. The REMIC Regulations (as defined in the Prospectus) do provide, however, that cash received from payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Section 856(c)(5)(A) of the Code.

    See "Description of the Mortgage Pool" herein.

POSSIBLE TAXES ON INCOME FROM FORECLOSURE PROPERTY AND OTHER TAXES

    In general, the Special Servicer will be obligated to operate and manage any Mortgaged Property acquired as REO Property in a manner that (i) maintains its status as "foreclosure property" under the REMIC Provisions and (ii) would, to the extent commercially reasonable and consistent with the foregoing clause (i), maximize the Trust Fund's net after-tax proceeds from such property. After the Special Servicer reviews the operation of such property and consults with the Trustee or other REMIC administrator to determine the Trust Fund's federal income tax reporting position with respect to income it is anticipated that the Trust Fund would derive from such property, the Special Servicer could determine that it would not be commercially reasonable to manage and operate such property in a manner that would avoid the imposition of a tax on "net income from foreclosure property" within the meaning of the REMIC Regulations or a tax on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"). To the extent that income the Trust Fund receives from an REO Property is subject to a tax on (i) "net income from foreclosure property", such income would be subject to federal tax at the highest marginal corporate tax rate (currently 35%) and (ii) "prohibited transactions", such income would be subject to federal tax at a 100% rate. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO Property that is directly operated by the Special Servicer would be apportioned and classified as "service" or "non-service" income. The "service" portion of such income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate on "prohibited transactions", and the "non-service" portion of such income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate applicable to "prohibited transactions". Any REO Tax imposed on the Trust Fund's income from an REO Property would reduce the amount available for distribution to Certificateholders. Certificateholders are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

    To the extent permitted by then applicable laws, any tax on "prohibited transactions", tax on non-permitted contributions or tax on "net income from foreclosure property" that may be imposed on REMIC I, REMIC II or REMIC III will be borne by the Trustee, the Master Servicer or the Special

Servicer, in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the Pooling and Servicing Agreement. Any such tax not borne by the Trustee, the Master Servicer or the Special Servicer will be charged against the Trust Fund resulting in a reduction in amounts available for distribution to the Certificateholders. See "Federal Income Tax Considerations--Taxation of the REMIC--Prohibited Transactions and Contributions Tax" in the Prospectus.

REPORTING AND OTHER ADMINISTRATIVE MATTERS

    Reporting of interest income, including any original issue discount, if any, with respect to Regular Interest Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of Regular Interest Certificates and the Internal Revenue Service; holders of Regular Interest Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a Regular Interest Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the Internal Revenue Service.

    As applicable, the Regular Interest Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided.

    The "tax matters person" for each REMIC will be the holder of Residual Interest Certificates evidencing the largest percentage interest in the applicable Class of Residual Interest Certificates. All holders of Residual Interest Certificates will irrevocably designate the Trustee (or other REMIC administrator appointed by the Trustee) as agent for such "tax matters person" in all respects.

    For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax Considerations" in the Prospectus.

                              ERISA CONSIDERATIONS

    A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds, separate accounts and general accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

    The Underwriter received from the Department of Labor (the "DOL") an individual prohibited transaction exemption, Prohibited Transaction Exemption 91-14 (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten or placed by an Exemption-Favored Party, as hereinafter defined, provided that certain conditions set forth in the Exemption are satisfied. For purposes of this discussion, the term "Exemption-Favored Party" shall include (a) the Underwriter, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Underwriter, and (c) any member of the underwriting syndicate or selling group of which the Underwriter or a person described in (b) is a manager or co-manager with respect to the Offered Certificates.

    The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Offered Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Offered Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Offered Certificates evidencing rights and interests not subordinated to the rights and interests evidenced by the other Offered Certificates of the same series. Third, the Offered Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by DCR, Moody's, Standard & Poor's Ratings Services A Division of the McGraw-Hill Companies, Inc. ("S&P") or FitchIBCA Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Exemption-Favored Party, the Depositor, the Trustee, the Master Servicer, the Special Servicer, any sub-servicer, the Mortgage Loan Seller, the provider of any credit support, any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Offered Certificates and any affiliates of the foregoing parties. Fifth, the sum of all payments made to and retained by the Exemption-Favored Parties in connection with the sale of Certificates must represent not more than reasonable compensation for underwriting the Offered Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

    Because the Senior Certificates are not subordinated to any other Class of Offered Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of their issuance that the Senior Certificates be rated not lower than "Aaa" by Moody's and "AAA" by DCR. Accordingly, upon initial issuance, the third general condition set forth above will be satisfied with respect to the Senior Certificates. As of the Closing Date, the fourth general condition set forth above will be satisfied with respect to the Senior Certificates. A fiduciary of a Plan contemplating purchasing a Senior Certificate in the secondary market must make its own determination that, at the time of such purchase, such Certificate continues to satisfy the second, third and fourth general conditions set forth above. In addition, a fiduciary of a Plan contemplating the purchase of a Senior Certificate, whether in the initial issuance of such Certificate or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Certificate.

    The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest generic categories of DCR, Moody's, S&P or Fitch for at least one year prior to the Plan's acquisition of Senior Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Senior Certificates.

    If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Senior Certificates acquired by a Plan upon initial issuance from the Depositor or an Exemption-Favored Party when the Depositor, the

Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee or any sub-servicer, provider of credit support, Exemption-Favored Party or mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of Senior Certificates by a Plan and (iii) the continued holding of Senior Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Senior Certificate on behalf of an "Excluded Plan" (as defined in the following sentence) by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

    Moreover, if the general conditions of the Exemption, as well as certain other conditions set forth in the Exemption, are satisfied, the Exemption may also provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (i) the direct or indirect sale, exchange or transfer of Senior Certificates in the initial issuance of Senior Certificates between the Depositor or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person, (ii) the direct or indirect acquisition or disposition in the secondary market of Senior Certificates by a Plan and (iii) the holding of Senior Certificates by a Plan.

    Further, if the general conditions of the Exemption, as well as certain other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Trust Fund.

    Lastly, if the general conditions of the Exemption are satisfied, the Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest (as defined in the Prospectus) with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Senior Certificates.

    Before purchasing a Senior Certificate, a fiduciary of a Plan should itself confirm (i) that the Senior Certificates constitute "certificates" for purposes of the Exemption and (ii) that the general and other conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied at the time of such purchase.

    In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary considering an investment in Senior Certificates should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. There can be no assurance that any such class exemptions will apply with respect to any particular Plan investment in Senior Certificates or, even if it were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. A purchaser of Senior Certificates should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.

    Because the characteristics of the Class B, Class C, Class D and Class E Certificates do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in a prohibited transaction or the imposition of excise taxes or civil penalties. AS A RESULT, NO TRANSFER OF A CLASS B, CLASS C, CLASS D OR CLASS E CERTIFICATE OR ANY INTEREST THEREIN MAY BE MADE TO A PLAN OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING SUCH CERTIFICATE OR INTEREST THEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN UNLESS THE PURCHASE AND HOLDING OF SUCH CERTIFICATE OR

INTEREST THEREIN IS EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, WHICH PROVIDES AN EXEMPTION FROM THE PROHIBITED TRANSACTION RULES FOR CERTAIN TRANSACTIONS INVOLVING AN INSURANCE COMPANY GENERAL ACCOUNT. ANY PERSON TO WHOM A TRANSFER OF ANY SUCH CERTIFICATE OR INTEREST THEREIN IS MADE WILL BE DEEMED TO HAVE REPRESENTED TO THE DEPOSITOR, THE UNDERWRITER, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, ANY SUB-SERVICER AND ANY MORTGAGOR WITH RESPECT TO THE MORTGAGE LOANS, THAT EITHER
(I) IT IS NOT A PLAN AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH CERTIFICATE OR INTEREST THEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN OR (II) THE PURCHASE AND HOLDING OF SUCH CERTIFICATE OR INTEREST THEREIN IS SO EXEMPT ON THE BASIS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.

    Section III of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") exempts from the application of the prohibited transaction provisions of Sections 406(a), 406(b) and 407(a) of ERISA and Section 4975 of the Code transactions in connection with the servicing, management and operation of a trust (such as the Trust Fund) in which an insurance company general account has an interest as a result of its acquisition of certificates issued by the trust, provided that certain conditions are satisfied. If these conditions are met, insurance company general accounts would be allowed to purchase classes of Certificates (such as the Class B, Class C, Class D and Class E Certificates) which do not meet the requirements of the Exemption solely because they (i) are subordinated to other Classes of Certificates and/or (ii) have not received a rating at the time of the acquisition in one of the three highest rating categories from DCR, Moody's, S&P or Fitch. All other conditions of the Exemption would have to be satisfied in order for PTCE 95-60 to be available. Before purchasing Class B, Class C, Class D or Class E Certificates, an insurance company general account seeking to rely on Section III of PTCE 95-60 should itself confirm that all applicable conditions and other requirements have been satisfied.

                                LEGAL INVESTMENT

    Upon issuance, the Class A, Class IO and Class B Certificates (the "SMMEA Certificates") will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). However, in order to remain "mortgage related securities", the SMMEA Certificates must, among other things, continue to be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. In addition, the SMMEA Certificates will constitute "mortgage related securities" in part because they evidence interest in notes secured by first (or effectively first) mortgage liens on one or more parcels of real estate upon which is located a residential, commercial or mixed residential and commercial structure. No representation is made as to the effect on their status as "mortgage related securities" if any of the mortgagors entitled to do so elect to defease their respective Mortgage Loans. Such defeasance may not occur within two years of the Closing Date.

    THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES AND THE CLASS E CERTIFICATES WILL NOT BE "MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA. As a result, the appropriate characterization of such Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such Offered Certificates, is subject to significant interpretive uncertainties.

    The Depositor makes no representation as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

    All depository institutions considering an investment in the Offered Certificates should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Selection of

Securities Dealers and Unsuitable Investment Practices (to the extent adopted by their respective regulatory authorities), setting forth, in relevant part, certain investment practices deemed to be unsuitable for an institution's investment portfolio, as well as guidelines for investing in certain types of mortgage related securities.

    The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying".

    There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.

    See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

    Subject to the terms and conditions set forth in the underwriting agreement (the "Underwriting Agreement") between the Depositor and the Underwriter, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase, each class of Offered Certificates.

    In the Underwriting Agreement, the Underwriter has agreed to purchase all of the Offered Certificates if any are purchased. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately $1,633,187,050, which includes accrued interest.

    Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and the dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act. The Underwriter expects to sell a portion of the Offered Certificates to or through First Union Capital Markets Corp.

    Purchasers of the Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

    The Depositor also has been advised by the Underwriter that it, through one or more of its affiliates, currently intends to make a market in the Offered Certificates; however, the Underwriter has no obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Certificates will develop. See "Risk Factors--Limited Liquidity" herein and in the Prospectus.

    The Depositor has agreed to indemnify the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act against, or to make contributions to the Underwriter and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act.

                                 LEGAL MATTERS

    Certain legal matters will be passed upon for each of the Depositor and the Underwriter by Sidley & Austin, New York, New York.

                                    RATINGS

    It is a condition of their issuance that each of the Class A-1, Class A-2 and Class A-3 Certificates be rated not lower than "Aaa" by Moody's and "AAA" by DCR; that the Class IO Certificates be rated not lower than "Aaa" by Moody's and "AAA" by DCR; that the Class B Certificates be rated not lower than "Aa2" by Moody's and "AA" by DCR; that the Class C Certificates be rated not lower than "A2 " by Moody's and "A" by DCR; that the Class D Certificates be rated not lower than "Baa2" by Moody's and "BBB" by DCR; and that the Class E Certificates be rated not lower than "Baa3" by Moody's and "BBB-" by DCR.

    The ratings on the Offered Certificates address the likelihood of timely receipt by holders thereof of all distributions of interest to which they are entitled on each Distribution Date and, except in the case of the Class IO Certificates, all distributions of principal to which they are entitled by the Rated Final Distribution Date. The ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Offered Certificates, and the extent to which the payment stream from the Mortgage Pool is adequate to make payments required under the Offered Certificates. A security rating does not represent any assessment of (i) the likelihood or frequency of principal prepayments or default interest on the Mortgage Loans, (ii) the degree to which such prepayments might differ from those originally anticipated or (iii) whether and to what extent Additional Interest, Prepayment Premiums and Yield Maintenance Charges will be received. Also, a security rating does not represent any assessment of the yield to maturity that investors may experience or the possibility that the holders of the Class IO Certificates might not fully recover their investment in the event of rapid prepayments of the Mortgage Loans (including both voluntary and involuntary prepayments). Therefore, such security rating addresses credit risk and not the risk of prepayment. As described herein, the amounts payable with respect to the Class IO Certificates consist only of interest. If the entire Mortgage Pool were to prepay in the initial month, with the result that the holders of the Class IO Certificates receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such Certificateholders will nevertheless have been paid, and such result is consistent with the ratings received on the Class IO Certificates. The Class IO Certificates' notional amount upon which interest is calculated is reduced by the allocation of Realized Losses and Additional Trust Fund Expenses and distributions of prepayments, whether voluntary or involuntary. The rating does not address the timing or magnitude of reductions of the notional amounts of the Class IO Components, but only the obligation to pay interest timely on the notional amount of any Class IO Component as reduced from time to time. Accordingly, the ratings of the Class IO Certificates should be evaluated independently from similar ratings on other types of securities.

    There can be no assurance that any rating agency not requested to rate the Offered Certificates will not nonetheless issue a rating to any or all Classes thereof and, if so, what such rating or ratings would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by either of the Rating Agencies.

    The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk
Factors--Limited Nature of Rating" in the Prospectus.

                         INDEX OF PRINCIPAL DEFINITIONS

30/360 basis................................................................S-39
Accrued Certificate Interest................................................S-87
Actual/360 basis............................................................S-39
Additional Interest...................................................S-11, S-39
Additional Interest Rate..............................................S-11, S-39
Additional Trust Fund Expenses..............................................S-91
Administrative Cost Rate....................................................S-81
Anticipated Repayment Date............................................S-11, S-39
Appraisal Reduction Amount..................................................S-93
ARD Loan....................................................................S-11
ARD Loans...................................................................S-39
Assumed Final Distribution Date.............................................S-99
Assumed Scheduled Payment.............................................S-20, S-88
Assumed Settlement Date....................................................S-105
Available Distribution Amount.........................................S-16, S-82
Balloon Loans.........................................................S-10, S-40
Balloon Payment.............................................................S-10
CBE........................................................................S-105
Certificate Balance..............................................S-2, S-14, S-80
Certificate Owner......................................................S-8, S-79
Certificateholders..............................................S-13, S-82, S-97
Certificates......................................................S-1, S-7, S-79
Class.............................................................S-1, S-7, S-79
Class A Certificates...................................................S-7, S-79
Class IO Component....................................................S-14, S-80
Class IO Components..........................................................S-2
Closing Date................................................................S-57
Collection Account..........................................................S-81
Collection Period...........................................................S-81
Comparative Financial Status Report.........................................S-96
Compensating Interest Payment.........................................S-22, S-63
Condemnation Proceeds.......................................................S-67
Constant Prepayment Rate...................................................S-105
Controlling Class...........................................................S-69
Controlling Class Representative.......................................S-7, S-69
Corporate Trust Office.....................................................S-101
Corrected Mortgage Loan.....................................................S-62
CPR........................................................................S-105
Cross-Collateralized Mortgage Loans.........................................S-41
CSSA Loan File..............................................................S-95
CSSA Loan periodic update file..............................................S-97
CSSA Property File....................................................S-95, S-97
Custodial Account...........................................................S-66
Custodian...................................................................S-57
Cut-off Date.................................................................S-2
Cut-off Date Balance.........................................................S-9
DCR.........................................................................S-27
Default Interest............................................................S-64
Defeasance Collateral.................................................S-12, S-40
Defeasance Loans......................................................S-12, S-40
Definitive Offered Certificate...............................................S-8
Delinquent Loan Status Report...............................................S-96
Depositor....................................................................S-1
Determination Date..........................................................S-81
Discount Rate...............................................................S-89
Distributable Certificate Interest....................................S-19, S-86
Distribution Date......................................................S-2, S-82
Distribution Date Statement.................................................S-94
DOL..................................................................S-27, S-114
DTC....................................................................S-8, S-79
DCR.........................................................................S-27
Due-on-Encumbrance..........................................................S-41
Due-on-Sale.................................................................S-41
Eligible Account............................................................S-66
ERISA................................................................S-26, S-114
Events of Default...........................................................S-77
Excluded Class..............................................................S-89
Excluded Plan..............................................................S-116
Exemption..................................................................S-114
Exemption-Favored Party....................................................S-115
Final Recovery Determination................................................S-94
First Principal Payment Date...............................................S-105
Fitch......................................................................S-115
Form 8-K....................................................................S-60
GMACCM.................................................................S-7, S-62
Historical Loan Modification Report.........................................S-96
Historical Loss Estimate Report.............................................S-96
Initial Pool Balance....................................................S-2, S-9
Insurance Proceeds..........................................................S-66
Interest Accrual Period.....................................................S-87
IRS........................................................................S-112
Last Principal Payment Date................................................S-105
Liquidation Fee.............................................................S-64
Liquidation Proceeds........................................................S-67
Loan Payoff Notification Report.............................................S-96
Lockbox Account.............................................................S-39
Lockout Period........................................................S-11, S-40
Majority Subordinate Certificateholder......................................S-70
Master Servicer..............................................................S-2
Master Servicing Fee........................................................S-63
Monthly Payments............................................................S-10
Moody's.....................................................................S-27
Mortgage....................................................................S-38
Mortgage File...............................................................S-57
Mortgage Loan Purchase Agreement............................................S-57
Mortgage Loans.........................................................S-1, S-88
Mortgage Note...............................................................S-38
Mortgage Pool................................................................S-1
Mortgage Rate.........................................................S-10, S-39
Mortgage Rates..............................................................S-10
Mortgaged Property.....................................................S-9, S-38

Net Aggregate Prepayment
Interest Shortfall..........................................................S-22
Net Mortgage Rate.....................................................S-15, S-81
NOI Adjustment Worksheet....................................................S-97
Non-SMMEA Certificates......................................................S-28
Nonrecoverable Advance......................................................S-68
Occupancy Rate..............................................................S-45
Offered Certificates..............................................S-1, S-7, S-79
OID Regulations............................................................S-112
Operating Statement Analysis................................................S-97
P&I Advance...........................................................S-21, S-92
Participants...........................................................S-8, S-79
Permitted Investments.......................................................S-64
Phase I...............................................................S-42, S-94
Plan.................................................................S-26, S-114
Pooling and Servicing Agreement.......................................S-14, S-79
Prepayment Interest Excess............................................S-22, S-63
Prepayment Interest Shortfall.........................................S-22, S-63
Prepayment Premiums.........................................................S-88
Principal Distribution Amount.........................................S-19, S-87
Private Certificates...................................................S-7, S-79
PTCE 95-60.................................................................S-117
Purchase Price..............................................................S-57
Qualified Appraiser.........................................................S-93
Rated Final Distribution Date..........................................S-2, S-99
Rating Agencies.............................................................S-27
Realized Losses.......................................................S-14, S-90
Regular Interest Certificates..........................................S-7, S-79
Reimbursement Rate....................................................S-22, S-92
Related Proceeds............................................................S-64
REMIC...........................................................S-3, S-25, S-111
REMIC I.........................................................S-3, S-25, S-111
REMIC II........................................................S-3, S-25, S-111
REMIC III.......................................................S-3, S-25, S-111
Rental Property.............................................................S-43
REO Mortgage Loan.....................................................S-63, S-88
REO Property....................................................S-20, S-24, S-62
REO Status Report...........................................................S-96
REO Tax....................................................................S-113
Required Appraisal Date.....................................................S-93
Required Appraisal Loan.....................................................S-93
Required Defeasance Period.................................................S-104
Residual Interest Certificates...............................................S-7
Restricted Group...........................................................S-115
Revised Rate..........................................................S-11, S-39
S&P........................................................................S-115
Scheduled Payment.....................................................S-20, S-88
Senior Certificates...................................................S-23, S-89
Servicing Advances..........................................................S-64
Servicing Fees..............................................................S-63
Servicing Standard..........................................................S-61
SMMEA......................................................................S-117
SMMEA Certificates.........................................................S-117
Special Servicer.............................................................S-2
Specially Serviced Mortgage Loan............................................S-61
Stated Principal Balance..............................................S-15, S-81
Subordinate Certificates..............................................S-23, S-89
Trust Fund.......................................................S-1, S-14, S-79
Trustee......................................................................S-2
Trustee Fee Rate...........................................................S-101
Underwriter..................................................................S-1
Voting Rights..............................................................S-100
Watch List Report...........................................................S-96
Weighted Average Net Mortgage
Rate..................................................................S-15, S-81
Workout Fee.................................................................S-64
Yield Maintenance Charges...................................................S-88

LB Commercial Mortgage Trust 1998-C1 Annex A
ITALICS indicate mortgage loans secured by multiple properties.

Control                                                                                                                         Zip
  No.   Property Name                              Address                                     City                 State      Code
------------------------------------------------------------------------------------------------------------------------------------
   1    The Eastpoint Mall                         North Pointe Blvd. & Eastern Ave.           Baltimore             MD       21224
   2    Ohio Valley Plaza                          I-70 And Mall Road                          St. Clairsville       OH       43950
   3    Blair Mill Village East Apt.               3855 Blair Mill Rd                          Horsham               PA       19044
   5    Stewart Plaza                              650 Stewart Avenue                          Garden City           NY       11530
------------------------------------------------------------------------------------------------------------------------------------
   6    Northbrook Hilton Hotel                    2855 North Milwaukee Avenue                 Northbrook            IL       60062
   7    Murrieta Town Center                       Murrieta Hot Springs Road                   Murrieta              CA       92563
   8    Ramada Plaza Hotel Gateway                 7470 Irlo Bronson Highway                   Kissimmee             FL       34747
   9    Tacoma Place Shopping Center               1091 72nd Street                            Tacoma                WA       98408

------------------------------------------------------------------------------------------------------------------------------------
   10   Huebner Oaks Commons I & II (Roll-up)      NQH10 and Huebner Oaks                      San Antonio           TX       78230
  10a   Huebner Oaks Commons I
  10b   Huebner Oaks Commons II

   11   The Commons Shopping Center A              NWC Germantown Parkway & IH-40              Memphis               TN       38133
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   12   70 East Sunrise Highway                    70 East Sunrise Highway                     Valley Stream         NY       11580
   13   Lakeview Apartments                        590 Lower Landing Road                      Blackwood             NJ       08012
   14   One and Three Long Wharf Drive             One and Three Long Wharf Drive              New Haven             CT       06511
   15   Embassy Suites                             110 West 600 South                          Salt Lake City        UT       84101
   16   Benjamin Plaza Shopping Center             8944 Hillcrest Road                         Kansas City           MO       64132
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   17   Bradley Industrial Park                    West Side Route 303                         Blauvelt              NY       10913
   18   Fort Lee Hilton Hotel                      2117 Route 4 Eastbound                      Fort Lee              NJ       07024
   19   Tilghman Square                            4650 Broadway                               South Whitehall       PA       18052
   20   Oasis Trails Apt. Complex                  4200 S. Valley View Boulevard               Las Vegas             NV       89115
   22   Covered Bridges of Carol Stream            637 Burns Street                            Carol Stream          IL       60188
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   23   Oasis Terrace Apt.                         3975 N. Nellis Boulevard                    Las Vegas             NV       89115
   24   Rio Vista Shopping Center                  8310-8740 Rio San Diego Drive               San Diego             CA       92108

   25   One 2nd St, 8 & 10 State St,
          205 Wildwood Ave (Roll-up)               Various                                     Various               MA      Various

  25a   One Second Street                          One Second Street                           Peabody               MA       01960
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  25b   8 State Street                             8 State Street                              Woburn                MA       01801
  25c   10 State Street                            10 State Street                             Woburn                MA       01801
  25d   205 Wildwood Avenue                        205 Wildwood Avenue                         Woburn                MA       01801

   26   Copper Palms Apartments                    1150 North Buffalo Drive                    Las Vegas             NV       89128
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   27   Tri-City Center                            891-900 East Harmon Place                   San Bernadino         CA       92408
   28   Lakeside Centre                            8122-8238 Glades Road                       Boca Raton            FL       33434

   29   Chastain Portfolio (Roll-up)               Various                                     Various               GA      Various

  29a   Chastain Village Apartments                1901 Old Concord Road                       Smyma                 GA       30080
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  29b   Chastain Woods Apartments                  2929 Landrum Dr.                            Atlanta               GA       30311
  29c   The Chastain Crossing Apartments           2601 Roosevelt Highway                      College Park          GA       30337
  29d   Chastain Westcove                          5271 West Fayetteville Road                 College Park          GA       30349
  29e   The Chastain Townhomes                     2500 Pleasant Hill Road                     College Park          GA       30349

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   30   Parkview Plaza                             886 Plaza Boulevard                         Lancaster             PA       17601
   31   Eastland Place Shopping Center             Green River Road                            Evansville            IN       47115
   32   Crystal Inn                                230 West 500 South                          Salt Lake City        UT       84101
   33   Oasis Orchid Apt. Complex                  2700 N. Rainbow Boulevard                   Las Vegas             NV       89108
   34   Parkway Plaza Shopping Center              Vestal Parkway East                         Vestal                NY       13850
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   35   Perimeter Station Shopping Center          SEC Perimeter Ctr. W. & Perimeter Ctr. Pky. Atlanta               GA       30346

   36   TJ Maxx Plaza                              440 Middlesex Road                          Tyngsborough          MA       01879
   37   Dauphin Plaza Shopping Center              NWC Union Deposit Rd. & Victoria Ave.       Susquehanna Township  PA       17110
   38   Shops at Blue Bell                         1750 DeKalb Pike                            Blue Bell             PA       19422
   39   Carrefour at Kirby Woods                   6685 Poplar Avenue                          Germantown            TN       38138
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   40   Imperial Palms Apartments                  200 Keene Road                              Largo                 FL       33771
   41   Mitchell Plaza                             5750 Old Orchard Road                       Skokie                IL       60077
   42   Garrett Square Apartments                  4216 and 4230 Garrett Road                  Durham                NC       27707
   43   The Sony Music Building                    605 Lincoln Road                            Miami                 FL       33139
   44   S.S. Pierce Building                       1330 Beacon Street                          Brookline             MA       02146
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   45   Northcourt Commons                         634 to 784 Highway 10                       Blaine                MN       55434
   46   Comdisco                                   5851 Westside Avenue                        North Bergen          NJ       07647
   47   The Oak Run Apartments                     5801 Preston Oaks                           Dallas                TX       75240

   48   Hampton Inn - Englewood & Dayton (Roll-up) Various                                     Various               OH      Various

  48a   Hampton Inn - Dayton                       8099 Old Yankee Street                      Dayton                OH       45458
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  48b   Hampton Inn - Englewood                    20 Rockridge Road                           Englewood             OH       45322

   49   Central Place Phase I & II (Roll-up)       336-340 E. Baseline & 7227 South Central Av Phoenix               AZ       85040

  49a   Central Place - Phase II                   336-340 East Baseline Road                  Phoenix               AZ       85040
  49b   Central Place - Phase I                    7227 South Central Avenue                   Phoenix               AZ       85040
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   50   Delray Crossings Shopping Center           1040-1350 Linton Blvd.                      Delray Beach          FL       33444
   51   Silver Pines                               801 North Loara Street                      Anaheim               CA       92801
   52   Sycamore Square (Phases I & II)            3308 Bragg Boulevard                        Fayetteville          NC       28303
   53   One Century Tower                          265 Church Street                           New Haven             CT       06510
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   54   Flamingo Bay Club Apartments               5625 West Flamingo Road                     Las Vegas             NV       89103
   55   University Business Center                 1040-1194 University Avenue                 Rochester             NY       14607
   56   Whitehall Boca Raton                       7300 Del Prado Circle South                 Boca Raton            FL       33433
   57   Shadowridge Meadows Apartments             1515 South Melrose Drive                    Vista                 CA       92083
   58   Coral Springs Financial Plaza              3300 University Drive                       Coral Springs         FL       33071
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   59   Newark Shopping Center                     230 East Main Street                        Newark                DE       19711
   60   103-00 Foster Ave.                         103-00 Foster Avenue                        Brooklyn              NY       11236
   61   Mercado at Scottsdale Ranch                SEC of Mt. View Rd & Via Linda Way          Scottsdale            AZ       85258
   62   Nicholson Research Center                  5510-5516 Nicholson Lane                    Kensington            MD       20895
   63   The Plaza Rios Shopping Center             8602-8698 Skillman Street                   Dallas                TX       75243
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   64   WWDC Industrial Park                       Brookville Rd., Manard Dr., and Pittman Dr. Silver Spring         MD       20910
   65   Faircrest Apartments                       10250 Beach Boulevard                       Stanton               CA       90680
   66   Garden Walk Apartments                     934 Garden Walk Blvd.                       Atlanta               GA       30348
   67   Shepherd Plaza Shopping Center             2100 Richmond Avenue                        Houston               TX       77098
   68   Players Club Apartments                    1526 Charles Boulevard                      Greenville            NC       27858
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   69   Ralph's Supermarket                        4311 Lincoln Blvd.                          Marina Del Rey        CA       90292
   70   41 State Street                            41 State Street                             Albany                NY       12207
   71   Laguna Village Shopping Center             Southeast Corner of Ray & Kyrene Roads      Chandler              AZ       85224
   72   Hoover Commons Shopping Center             1615 New Montgomery Highway                 Hoover                AL       35216
   73   Ashley Woods Apartments                    2300 Walden Glen Circle                     Cincinnati            OH       45231
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   74   Greenbriar South Shopping Center           SWC Greenbriar Parkway & Volvo Parkway      Chesapeake            VA       23320
   75   Springs of Napa                            3460 Villa Lane                             Napa                  CA       94558
   76   Woodtrail Apartments                       9001 Wurzbach Road                          San Antonio           TX       78240
   77   The Park Pineway Shopping Center           East Side of Hwy. 260 at Pineway Plaza Dr.  Show Low              AZ       85901
   78   Stoneridge Apartment Project               3800 Southwest 34th Street                  Gainesville           FL       32608
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   79   The Shoppes at Fort Wayne                  NEC of Coldwater Rd & Noble Drive           Fort Wayne            IN       46804
   80   Fred Meyer Superstore                      6850 Lombard Street                         Portland              OR       97203
   81   Uptown Collection Shopping Center          5365-5395 Westheimer Road                   Houston               TX       77056
   82   BJ's Wholesale Club Building               10425 Marlin Road                           Culter Ridge          FL       33157
   83   Park Inn International                     11410 Rockville Pike                        Rockville             MD       20852
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   84   Harte Haven Shopping Center                South Side of State Highway 37              Massena               NY       13662
   85   Northgate Shopping Center                  500 U.S. Highway 77                         Waxahachie            TX       75165
   86   Parkwood Square Shopping Center            3000-3220 Custer Road                       Plano                 TX       75075
   87   Gateway Plaza Shopping Center              1000-1080 South Sable Boulevard             Aurora                CO       80012
   88   The Paragon Building                       33325 8th Avenue South                      Federal Way           WA       98003
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   89   Jefferson Square Shopping Center           Olive Street at 28th Street                 Pine Bluff            AR       71603
   90   11000 & 13000 Midlantic Drive              11000 & 13000 Midlantic Drive               Mt. Laurel            NJ       08054
   91   Clearwater Village Shopping Center         4619-4733 East 82nd Street                  Indianapolis          IN       46250
   92   Woodbrook Apartments                       2529 Woodbrook Lane                         Monroe                NC       28110
   93   90 State Street                            90 State Street                             Albany                NY       12207
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   94   Ford Centre                                420 North Fifth Street                      Minneapolis           MN       55401
   95   Northwood Plaza                            2900 West Anderson Lane                     Austin                TX       78757
   96   Dogwood Station Shopping Center            Rolling & Dogwood Roads                     Cantonsville          MD       21244
   97   Los Mares Theater Plaza                    641 Camino De Los Mares                     San Clemente          CA       92672
   98   Clearwater Shoppes Shopping Center         3841-3981 East 82nd Street                  Indianapolis          IN       46250
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   99   Lindenwood Shopping Center                 85-17 153rd Avenue                          Howard Beach          NY       11414
  100   Westvale Plaza                             2102 West Genesee Street                    Syracuse              NY       13219
  101   Valley Ridge Corporate Center              4800 S. 188th St.                           SeaTac                WA       98188
  102   Hoffmann Manor                             274 West Broadway                           Long Beach            NY       11561
  103   Kendall Plaza                              NEC of East Cumberland Road and Marmont Dr. Bluefield             WV       24701
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  104   Roberts Field Shopping Center              E/s MD Route 30                             Hampstead             MD       21074
  105   Piedmont Corporate Center (Motorola)       9801 South 51st Street                      Phoenix               AZ       85044
  106   Towne Parc Apartments                      2930 SW 23rd Terrace                        Gainesville           FL       32608
  107   Royalton on the Green                      17300 - 17400 N.W. 68th Ave.                Miami                 FL       33015
  108   Westgate Plaza                             3724-58 La Sierra Av & 11130-11170 Magnolia Riverside             CA       92505
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  109   Three Stamford Landing                     46 Southfield Ave.                          Stamford              CT       06902
  110   The Woodlawn Commons Medical Center        NWC of Johnson Ferry Road and Woodlawn Road Marietta              GA       30068
  111   South Seminole                             975, 1075 & 1175 Florida Central Parkway    Longwood              FL       32750

  112   Orscheln Home & Farm Stores (Roll Up)      Various                                     Various               MO      Various
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  112a  818 West College Street                    818 West College Street                     Marshall              MO       65340
  112b  1720 Crete Drive                           1720 Crete Drive                            Moberly               MO       65270
  112c  1722 Crete Drive                           1722 Crete Drive                            Moberly               MO       65270
  112d  2405 South Main Street                     2405 South Main Street                      Maryville             MO       64468
  112e  904 East South Street                      904 East South Street                       Richmond              MO       64085
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  112f  Route 1 P.O. Box 66                        Route 1 P.O. Box 66                         Eldon                 MO       65026
  112g  211 East Main Street                       211 East Main Street                        Parsons               KS       67357
  112h  5326 Lake Avenue                           5326 Lake Avenue                            St. Joseph            MO       64504

  113   The Lauderdale Tower Apartments            2900 NE 30th Street                         Fort Lauderdale       FL       33306
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  114   Creekside Business Park                    1625-1701 McCarthy Boulevard                Milpitas              CA       95035

  115   500 & 855 Winding Brook Drive (Roll-up)    500 & 855 Winding Brook Drive               Glastonbury           CT       06033

  115a  500 Winding Brook Drive                    500 Winding Brook Drive                     Glastonbury           CT       06033
  115b  855 Winding Brook Drive                    855 Winding Brook Drive                     Glastonbury           CT       06033
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  116   Carriage Hills East Apartments             6080 Carriage Hill Drive                    E. Lansing            MI       48823
  117   Food For Less Grocery Store                NEC Broadway & Ballantyne Street            El Cajon              CA       92021
  118   Alma Park Center                           NWC of Alma School & Warner Roads           Chandler              AZ       85224
  119   Oak Park Apartments                        4505 Duval Street                           Austin                TX       78751
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  120   Las Colinas                                15800 Chase Hill Boulevard                  San Antonio           TX       78256
  121   River Oaks Apartments - Killeen, TX        101 Twin Creek Drive                        Killeen               TX       76543
  122   Twin Oaks Village Shopping Center          Eastern Boulevard & Vaughn Road             Montgomery            AL       36117
  123   Woodmont Plaza                             6401-6451 McCart Avenue                     Ft. Worth             TX       76133
  124   Treasury Services Corporation Building     604 Arizona Avenue                          Santa Monica          CA       90401
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  125   Graymere Apartments                        1955 Union Place                            Columbia              TN       38401
  126   Hart Street Medical Center                 40 Hart Street                              New Britain           CT       06052
  127   1301 Guadalupe Street                      1301 Guadalupe Street                       Laredo                TX       78040
  128   Technologies Applications, Inc.            Missouri Research Park                      St. Charles           MO       63304
  129   Five Points Plaza                          505-595 South Riverside Avenue              Rialto                CA       92376
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  130   195 Bear Hill Road                         195 Bear Hill Road                          Waltham               MA       02154
  131   Hampton Inn Hotel                          2700 South Perkins Road                     Memphis               TN       38118
  132   The Pender Mill Office Building            3930 Pender Drive                           Fairfax               VA       22124
  133   Centre II                                  3101 Bee Cave Road                          Rollingwood           TX       78746
  134   Plaza De Fiesta                            2726 South Alma School Road                 Mesa                  AZ       85210
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  135   Crossroads Shopping Center                 300 South M-291 Highway                     Liberty               MO       64068
  136   South Port Apartments                      6326 S. 107th East Avenue                   Tulsa                 OK       74133
  137   Extra Space Center IV, V & VI              105 & 601 S.Faulkenberg & 1755 W.Brandon Bl Brandon               FL       33619
  138   Two Stamford Landing                       68 Southfield Avenue                        Stamford              CT       06902
  139   Metroplex Business Park                    475 Metroplex Drive                         Nashville             TN       37211
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  140   Atrium Northeast Office Building           115 Atrium Way                              Columbia              SC       29223
  141   The Cottages                               10300 Harwin Drive                          Houston               TX       77036
  142   Sabal Pointe Plaza                         NWC Merritt Isnd Causeway & Sykes Creek     Merritt Island        FL       32953
  143   Brookside Industrial Center                1775 Sherman Drive                          Indianapolis          IN       46201
  144   Playhouse Square                           380 Washington Street                       Wellesley             MA       02181
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  145   Kittle's Home Furnishings Plaza            5600 Britton Parkway                        Columbus              OH       43216
  146   Atrium Northwood Office Building           7301 Rivers Avenue                          North Charleston      SC       29223
  147   Food For Less Supermarket (Hempfield)      Route 30                                    Hempfield             PA       15601
  148   Osborn Commons Apartments                  1502 East Osborne Road                      Phoenix               AZ       85014
  149   One Dock Street                            396 Pacific Street                          Stamford              CT       06902
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  150   Columbia Station Apartments                13410-13458 NE Sandy Boulevard              Portland              OR       97230
  151   Everett Auto Mall                          406 Southeast Everett Mall Way              Everett               WA       98204
  152   Coliseum Shoppes                           506 East Coliseum Boulevard                 Fort Wayne            IN       46825
  153   Deerfield Run Apartments                   Northwest Side of India Hook Road           Rock Hill             SC       29732
  154   Berkshire Center                           5620-5754 North Academy Blvd.               Colorado Springs      CO       80918
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  155   Heritage Place Apartments                  700 Westminster Drive                       Franklin              TN       37064
  156   K-Mart Plaza                               3069-3099 Dixie Highway                     Edgewood              KY       41018
  157   4611-4811 Kimmel Drive                     4611-4811 Kimmel Drive                      Davenport             IA       52802
  158   Flint's Crossing Shopping Center           1550 Opelika Road                           Auburn                AL       36830
  159   Shaker-Loudon Road Plaza                   664 Loudon Road                             Colonie               NY       12110
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  160   Food For Less Supermarket (Pine)           10688 Perry Highway                         Pine                  PA       15090
  161   Hitachi Tech Center                        3201 Premier Drive                          Irving                TX       75063
  162   Bay Harbour Apartments                     2500 East James Road                        Baytown               TX       77520
  163   East Bridge Landing Annex                  587-593 First Avenue @ East 34th Street     New York              NY       10016
  164   Raymour & Flanigan                         Mall Ring Road                              Scranton              PA       18508
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  165   20-24 Newbury Street                       20-24 Newbury Street                        Boston                MA       02116
  166   Tates Creek South Shopping Center          4220 & 4240 Saron Drive                     Lexington             KY       40515
  167   Forest Lake II Apartments                  Brittany Drive North of Cashua Drive        Florence              SC       29501
  168   446 Blake St                               446 Blake Street                            New Haven             CT       06510

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  169   The Pavillions and The Verandas (Roll-up)  Various                                     Tallahasse            FL       32312

  169a  The Pavillions                             1355-1410 Market St.                        Tallahasse            FL       32312
  169b  The Verandas                               1333 & 1335 Market Street                   Tallahasse            FL       32312

  170   Deerfield Apartments                       2155 Deer Crest Lane                        Memphis               TN       38134
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  171   Bay Ridge Apartments                       3010 & 3020 Cowley Way                      San Diego             CA       92117
  172   River Oaks Apartments - Wetumpka, AL       200 River Oaks Drive                        Wetumpka              AL       36092
  173   Lawrence Commons                           3371 Route 1                                Lawrence              NJ       08648
  174   511 Eleventh Avenue South Office Building  511 Eleventh Avenue South                   Minneapolis           MN       55415
  175   Causeway Plaza                             SEQ of Eau Gallie Blvd. & S. Patrick Dr.    Melbourne             FL       32935
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  176   Richwood Shopping Center                   2000 Buckingham Road                        Richardson            TX       75042
  177   Alderwood Target Plaza                     18205 Alderwood Mall Boulevard              Lynwood               WA       98037
  178   Cherokee North Shopping Center             NWQ West 95th St. & Antioch Road            Overland Park         KS       66212
  179   Stone Ridge Apartments                     5100 Conser Street                          Overland Park         KS       66202
  180   Point West Apartments                      2925 West Normandale                        Fort Worth            TX       76116
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  181   Main Business Center                       17800 S. Main Street                        Carson                CA       90248
  182   Lancers Square Retail Center               3198 West Parker Road                       Plano                 TX       75075
  183   Cahokia Village Shopping Center            1038 Camp Jackson Road                      Cahokia               IL       62206
  184   Quarry West Apartments                     560 and 606 S. 10th Ave & 801,811,&901 7th  Waite Park            MN       56303
  185   Country Way Apartments                     4153 Logangate Road                         Youngstown            OH       44505
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  186   The Victorian Apartments                   9400 Coventry Square                        Houston               TX       77099
  187   Picasso Tower                              2800 Biscayne Blvd.                         Miami                 FL       33137
  188   Alafaya Square                             SWC of East Colonial Dr. & Alafaya Trail    Orlando               FL       32817
  189   Sedgwick Centre Office Building            400 Hardin Road                             Little Rock           AR       72211
  190   Highland Ridge Apartments                  329-353 Schraffts Drive                     Waterbury             CT       06705
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  191   Mobile One Mobile Home Park                East side of Church St. (Route 1310)        Fredericksburg        VA       22408
  192   Sand Creek Apartments                      3801 Ashe Road                              Bakersfield           CA       93309
  193   Scotch Pines East Apartments               915 East Drake Road                         Fort Collins          CO       80525
  194   Oakcreek Apartments                        6111 Vance Jackson Road                     San Antonio           TX       78230
  195   New Towne West Aptartments                 3316 North 102nd Plaza                      Omaha                 NE       68134
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  196   Stone Hollow Apartments                    2400 Stone Hollow Drive                     Brenham               TX       77833
  197   Holiday Inn Express                        1943 Savannah Highway                       Charleston            SC       29404
  198   Village Square East Shopping Center        8960-8998 East Hampden Avenue               Denver                CO       80231
  199   Willowstream North Garden Apartments       South Side of NYS Rt. 31                    Clay                  NY       13090
  200   Duck Creek Shopping Center                 5006 N. Jupiter Rd.                         Garland               TX       75044
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  201   470 West Avenue                            470 West Avenue                             Stamford              CT       06901
  202   River One Office Plaza                     309 E. Osceola St.                          Stuart                FL       34944
  203   Lyell-Mt. Read Business Center             777 Mt. Read Boulevard                      Rochester             NY       14606
  204   Landmark Woods Apartments                  1400 Cherokee Rd.                           Florence              SC       29501
  205   Mountain Vista Apartments                  358 East Roeser Road                        Phoenix               AZ       85040
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  206   Shoppers Fair Shopping Center              6800-6810 East P Street                     Lincoln               NE       68510
  207   Lafayette Place Apartments                 9450 Woodfair Drive                         Houston               TX       76705
  208   America Plaza                              1070 E. Indiantown Rd.                      Jupiter               FL       33477
  209   Valley View Hacienda Business Park II      5375 South Procyon Avenue                   Las Vegas             NV       89118
  210   Salem Village Center                       4601 South Loop 289                         Lubbock               TX       79424
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  211   Granada/Turnberry Apartments               4003-4005 Red River & 910-920 E. 40th Sts.  Austin                TX       78751
  212   The 14614 Falling Creek Office Building    14614 Falling Creek Drive                   Houston               TX       77068
  213   One Pavilion Avenue                        One Pavillion Avenue                        Riverside             NJ       08075

  214   Automotive Portfolio (Roll-up)             Various                                     Various               GA      Various
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  214a  Automotive Portfolio (Snellville)          3120 US Highway 78                          Snellville            GA       32207
  214b  Automotive Portfolio (Marietta)            1775 Cobb Parkway                           Marietta              GA       32207
  214c  Automotive Portfolio (College Park)        5471 Old National Highway                   College Park          GA       30337
  214d  Automotive Portfolio (Norcross)            4842 Jimmy Carter Boulevard                 Norcross              GA       32207

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  215   Mountain Springs Apartments                854 Sheppard Road                           Stone Mountain        GA       30083
  216   The I-Drive Center Shopping Center         5430-5490 International Drive               Orlando               FL       32819
  217   9-11 Park Avenue                           9-11 Park Avenue                            New York              NY       10021
  218   Tricom Executive Center                    2001 West Sample Road                       Pompano Beach         FL       33064
  219   3550 Biscayne Boulevard                    3550 Biscayne Blvd.                         Miami                 FL       33137
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  220   Jefferson Park Apartments (I)              1220 Missouri Court - Phase I               Liberty               MO       64068
  221   Clinical Associates Building               750 Main Street                             Reisterstown          MD       21136
  222   Summit Business Park                       Route 52                                    Fishkill              NY       12524
  223   Wellington Square Shopping Center          950 Indian Trail Road                       Lilburn               GA       30247
  224   Shannon Plaza Apartments                   2100 Heatherwood                            Lawrence              KS       66047
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  225   Bay Island Apartments                      6109 Bay Island Road                        Garland               TX       75043
  226   Academy Crossing Shopping Center           3200 Academy Avenue                         Portsmouth            VA       23707
  227   Coopersburg Shopping Center                North Third Street (a.k.a. Rt. 309)         Coopersburg           PA       18036
  228   1003 London Road                           1003 London Road                            Colonie               NY       12047
  229   Rutgers Plaza Shopping Center              1680 Dunn Ave.                              Jacksonville          FL       32218
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  230   Apollo Beach Marina Apartments             North Side of Apollo Boulevard              Apollo Beach          FL       33572
  231   Jefferson Park Apartments (II)             1220 Missouri Court - Phase II              Liberty               MO       64068
  232   Bert Kouns Self-Storage                    525 Bert Kouns Industrial Loop              Shreveport            LA       71106
  233   Sunnyslope Terrace                         5383 Sunnyslope Road                        Maple Heights         OH       44137
  234   Mountain View Villas Apartments            414 Mountain View Road                      Johnson City          TN       37601
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  235   Power Road Medical Center                  215 & 217 South Power Road                  Mesa                  AZ       85206
  236   26 East Baseline Road                      NEC of Central Avenue & Baseline Road       Phoenix               AZ       85040
  237   Country Club Arms Apartments               1775 Cedar Post Lane                        Rock Hill             SC       29703
  238   Sherman Street Apartments                  1240, 1250, and 1260 Sherman Street         Denver                CO       80206
  239   Greenbriar Square Shopping Center          1530 Clark Road                             Duncanville           TX       75137
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  240   Woodberry Forest Apartments                914 South Oriole Circle                     Virginia Beach        VA       23451
  241   Metro Crest Apartments                     1515 Metrocrest Drive                       Carrollton            TX       75006
  242   4490 Von Karman Ave.                       4490 Von Karman Ave.                        Newport Beach         CA       92660
  243   Art Colony Apartments                      1122 Crescent Avenue                        Atlanta               GA       30309
  244   N. 10th & Vine Street Building             819 North 10th Street                       Sacramento            CA       95614
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  245   3 & 4 Corporate Plaza (Roll-up)            3 & 4 Corporate Plaza                       Newport Beach         CA       92660


  245a  3 Corporate Plaza                          3 Corporate Plaza                           Newport Beach         CA       92660
  245b  4 Corporate Plaza                          4 Corporate Plaza                           Newport Beach         CA       92660

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  246   CVS - H&R Block Center                     284-286 Winthrop St.                        Taunton               MA       02780
  247   The Crowne Building                        1870 The Exchange                           Marietta              GA       30339
  248   23193 Sandalfoot Plaza Drive               23193 Sandalfoot Plaza Drive                Boca Raton            FL       33428
  249   CVS - St. Andrews                          1248 St. Andrews Rd.                        Columbia              SC       29210
  250   Fair Oaks Shopping Center                  9901 Royal Lane                             Dallas                TX       75231
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  251   Windrush Apartments                        2447 Lockhill-Selma Road                    San Antonio           TX       78230
  252   Tutor Time Child Care Center               1401 NE Green Oaks Boulevard                Arlington             TX       76006
  253   680 Bridgeport Avenue                      680 Bridgeport Avenue                       Shelton               CT       06484
  254   NW 57th Ave. & NW 176th St.                SWC of NW 57th Ave. & NW 176th St.          Miami                 FL       33169
  255   Warwick Apartments                         2819 Las Vegas Trail                        Fort Worth            TX       76116
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  256   Grove One Apartments                       3052 S.W. 27th Avenue                       Coconut Grove (Miami) FL       33133
  257   2410 West Temple Street                    2410 West Temple Street                     Los Angeles           CA       91010
  258   NWC Northwest 183rd St. & US 441           NWC Northwest 183rd St. & US 441            Miami                 FL       33162
  259   9575 Southern Boulevard                    9575 Southern Boulevard                     Royal Palm Beach      FL       33411
  260   The Outlot Shoppes at Fort Wayne           NEC of Coldwater Rd & Noble Drive           Ft. Wayne             IN       46804
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  261   Twin Oaks Village Office Park              Eastern Boulevard & Vaughn Road             Montgomery            AL       36117

                   Cross                                                      % of Aggregate
Control         Collateralized               Original          Cut-off Date   Cut-off Date
  No.              Groups                  Balance ($)         Balance ($)      Balance
-----------------------------------------------------------------------------------------------
   1                                       62,500,000          62,467,513        3.62%
   2                                       42,000,000          41,975,309        2.43%
   3                                       33,200,000          33,180,421        1.92%
   5                                       22,700,000          22,622,349        1.31%
-----------------------------------------------------------------------------------------------
   6                                       20,400,000          20,360,654        1.18%
   7                                       20,000,000          19,988,861        1.16%
   8                                       20,000,000          19,962,785        1.16%
   9                                       19,500,000          19,460,119        1.13%

-----------------------------------------------------------------------------------------------
   10             Group B                  19,252,000          19,227,633        1.11%
  10a             Group B                  18,240,000          18,216,914
  10b             Group B                   1,012,000           1,010,719

   11                                      19,000,000          18,940,051        1.10%
-----------------------------------------------------------------------------------------------
   12                                      18,500,000          18,471,844        1.07%
   13                                      18,320,000          18,309,365        1.06%
   14             Group C                  18,300,000          18,268,365        1.06%
   15                                      18,000,000          17,944,805        1.04%
   16                                      17,800,000          17,767,252        1.03%
-----------------------------------------------------------------------------------------------
   17                                      17,800,000          17,735,508        1.03%
   18                                      16,500,000          16,451,099        0.95%
   19                                      16,250,000          16,166,316        0.94%
   20                                      16,100,000          16,086,751        0.93%
   22                                      15,200,000          15,166,062        0.88%
-----------------------------------------------------------------------------------------------
   23                                      14,825,000          14,812,800        0.86%
   24                                      14,850,000          14,742,098        0.85%

   25
                  Group D                  14,560,000          14,552,151        0.84%
                                  ----------------------------------------
  25a             Group D                   6,000,000           5,996,765
-----------------------------------------------------------------------------------------------
  25b             Group D                     960,000             959,482
  25c             Group D                   2,640,000           2,638,577
  25d             Group D                   4,960,000           4,957,326

   26                                      14,210,000          14,192,872        0.82%
-----------------------------------------------------------------------------------------------
   27                                      14,100,000          14,092,298        0.82%
   28                                      14,062,500          14,046,685        0.81%

   29             Group E                  13,730,000          13,698,851        0.79%
                                  ----------------------------------------
  29a             Group E                   4,320,000           4,310,199
-----------------------------------------------------------------------------------------------
  29b             Group E                   2,800,000           2,793,648
  29c             Group E                   2,480,000           2,474,374
  29d             Group E                   2,080,000           2,075,281
  29e             Group E                   2,050,000           2,045,349

-----------------------------------------------------------------------------------------------
   30                                      13,400,000          13,325,200        0.77%
   31                                      13,000,000          12,992,477        0.75%
   32                                      13,000,000          12,987,642        0.75%
   33                                      12,865,000          12,854,413        0.74%
   34                                      12,600,000          12,587,339        0.73%
-----------------------------------------------------------------------------------------------
   35                                      12,600,000          12,533,296        0.73%

   36                                      12,350,000          12,342,671        0.71%
   37                                      12,300,000          12,278,857        0.71%
   38                                      12,000,000          12,000,000        0.69%
   39                                      12,000,000          11,993,317        0.69%
-----------------------------------------------------------------------------------------------
   40                                      12,000,000          11,991,271        0.69%
   41                                      12,000,000          11,986,634        0.69%
   42                                      12,000,000          11,986,547        0.69%
   43                                      11,500,000          11,488,384        0.66%
   44                                      11,500,000          11,477,744        0.66%
-----------------------------------------------------------------------------------------------
   45                                      11,440,000          11,433,232        0.66%
   46                                      11,300,000          11,288,060        0.65%
   47                                      10,600,000          10,567,341        0.61%

   48                                      10,500,000          10,480,745        0.61%
                                  ----------------------------------------
  48a
-----------------------------------------------------------------------------------------------
  48b

   49             Group F                  10,400,000          10,389,298        0.60%
                                  ----------------------------------------
  49a             Group F                   4,800,000           4,795,061
  49b             Group F                   5,600,000           5,594,237
-----------------------------------------------------------------------------------------------

   50                                      10,312,500          10,300,902        0.60%
   51                                      10,150,000          10,144,219        0.59%
   52                                      10,000,000           9,994,322        0.58%
   53                                      10,000,000           9,978,054        0.58%
-----------------------------------------------------------------------------------------------
   54                                      10,000,000           9,976,534        0.58%
   55                                      10,000,000           9,938,303        0.58%
   56                                       9,750,000           9,740,102        0.56%
   57                                       9,750,000           9,732,178        0.56%
   58                                       9,600,000           9,590,565        0.56%
-----------------------------------------------------------------------------------------------
   59                                       9,500,000           9,483,391        0.55%
   60                                       9,500,000           9,474,950        0.55%
   61                                       9,400,000           9,394,577        0.54%
   62                                       9,400,000           9,368,860        0.54%
   63                                       9,200,000           9,166,844        0.53%
-----------------------------------------------------------------------------------------------
   64                                       8,900,000           8,884,568        0.51%
   65                                       8,915,000           8,860,022        0.51%
   66                                       8,760,000           8,750,368        0.51%
   67                                       8,750,000           8,723,040        0.50%
   68                                       8,700,000           8,691,241        0.50%
-----------------------------------------------------------------------------------------------
   69                                       8,600,000           8,595,164        0.50%
   70                                       8,475,000           8,465,651        0.49%
   71                                       8,100,000           8,076,727        0.47%
   72                                       8,000,000           7,991,175        0.46%
   73                                       8,000,000           7,987,580        0.46%
-----------------------------------------------------------------------------------------------
   74                                       7,750,000           7,741,368        0.45%
   75                                       7,500,000           7,481,807        0.43%
   76                                       7,339,000           7,316,345        0.42%
   77                                       7,200,000           7,196,157        0.42%
   78                                       7,200,000           7,195,767        0.42%
-----------------------------------------------------------------------------------------------
   79                                       7,110,000           7,102,758        0.41%
   80                                       7,000,000           6,994,419        0.40%
   81                                       7,000,000           6,992,378        0.40%
   82                                       6,880,000           6,872,237        0.40%
   83                                       6,800,000           6,788,108        0.39%
-----------------------------------------------------------------------------------------------
   84                                       6,750,000           6,746,597        0.39%
   85                                       6,793,117           6,742,800        0.39%
   86                                       6,600,000           6,596,217        0.38%
   87                                       6,600,000           6,569,962        0.38%
   88                                       6,525,000           6,513,367        0.38%
-----------------------------------------------------------------------------------------------
   89                                       6,500,000           6,481,655        0.38%
   90                                       6,500,000           6,480,775        0.38%
   91                                       6,400,000           6,393,258        0.37%
   92                                       6,400,000           6,374,016        0.37%
   93                                       6,350,000           6,308,373        0.37%
-----------------------------------------------------------------------------------------------
   94                                       6,250,000           6,226,970        0.36%
   95                                       6,200,000           6,168,738        0.36%
   96                                       6,150,000           6,129,902        0.35%
   97                                       6,150,000           6,133,279        0.35%
   98                                       6,030,000           6,026,510        0.35%
-----------------------------------------------------------------------------------------------
   99                                       6,000,000           6,000,000        0.35%
  100                                       6,000,000           6,000,000        0.35%
  101                                       6,000,000           5,996,495        0.35%
  102                                       6,000,000           5,994,623        0.35%
  103                                       6,000,000           5,993,427        0.35%
-----------------------------------------------------------------------------------------------
  104                                       6,000,000           5,981,344        0.35%
  105                                       5,900,000           5,887,502        0.34%
  106                                       5,920,000           5,874,820        0.34%
  107                                       5,800,000           5,789,311        0.34%
  108                                       5,700,000           5,694,370        0.33%
-----------------------------------------------------------------------------------------------
  109                                       5,625,000           5,607,617        0.32%
  110                                       5,600,000           5,597,021        0.32%
  111                                       5,600,000           5,590,537        0.32%

  112             Group G                   5,575,000           5,564,120        0.32%
-----------------------------------------------------------------------------------------------
  112a            Group G
  112b            Group G
  112c            Group G
  112d            Group G
  112e            Group G
-----------------------------------------------------------------------------------------------
  112f            Group G
  112g            Group G
  112h            Group G

  113                                       5,564,188           5,521,723        0.32%
-----------------------------------------------------------------------------------------------
  114                                       5,520,000           5,520,000        0.32%

  115             Group H                   5,475,000           5,459,050        0.32%
                                  ----------------------------------------
  115a            Group H                   3,375,000           3,365,168
  115b            Group H                   2,100,000           2,093,882
-----------------------------------------------------------------------------------------------

  116                                       5,400,000           5,391,781        0.31%
  117                                       5,400,000           5,386,513        0.31%
  118                                       5,350,000           5,340,620        0.31%
  119                                       5,275,000           5,269,369        0.30%
-----------------------------------------------------------------------------------------------
  120                                       5,264,000           5,247,751        0.30%
  121                                       5,200,000           5,190,411        0.30%
  122             Group I                   5,200,000           5,188,975        0.30%
  123                                       5,135,000           5,132,112        0.30%
  124                                       5,110,000           5,110,000        0.30%
-----------------------------------------------------------------------------------------------
  125                                       5,100,000           5,087,754        0.29%
  126                                       5,000,000           4,991,908        0.29%
  127                                       5,000,000           4,984,576        0.29%
  128                                       4,850,000           4,841,273        0.28%
  129                                       4,700,000           4,691,456        0.27%
-----------------------------------------------------------------------------------------------
  130                                       4,700,000           4,656,636        0.27%
  131                                       4,650,000           4,625,654        0.27%
  132                                       4,600,000           4,594,676        0.27%
  133                                       4,500,000           4,494,874        0.26%
  134                                       4,500,000           4,493,380        0.26%
-----------------------------------------------------------------------------------------------
  135                                       4,500,000           4,493,366        0.26%
  136                                       4,500,000           4,492,874        0.26%
  137                                       4,500,000           4,492,222        0.26%
  138                                       4,500,000           4,486,093        0.26%
  139                                       4,450,000           4,445,234        0.26%
-----------------------------------------------------------------------------------------------
  140                                       4,450,000           4,444,963        0.26%
  141                                       4,400,000           4,396,506        0.25%
  142                                       4,400,000           4,395,209        0.25%
  143                                       4,375,000           4,370,869        0.25%
  144                                       4,350,000           4,340,374        0.25%
-----------------------------------------------------------------------------------------------
  145                                       4,325,000           4,322,560        0.25%
  146                                       4,330,000           4,320,389        0.25%
  147                                       4,300,000           4,297,787        0.25%
  148                                       4,296,000           4,293,545        0.25%
  149                                       4,300,000           4,286,712        0.25%
-----------------------------------------------------------------------------------------------
  150                                       4,250,000           4,247,709        0.25%
  151                                       4,200,000           4,197,691        0.24%
  152                                       4,200,000           4,197,551        0.24%
  153                                       4,200,000           4,195,185        0.24%
  154                                       4,200,000           4,194,723        0.24%
-----------------------------------------------------------------------------------------------
  155                                       4,160,000           4,150,011        0.24%
  156                                       4,100,000           4,095,681        0.24%
  157                                       4,080,000           4,075,713        0.24%
  158                                       4,070,000           4,062,396        0.24%
  159                                       4,050,000           4,042,523        0.23%
-----------------------------------------------------------------------------------------------
  160                                       4,000,000           3,997,942        0.23%
  161                                       4,000,000           3,997,736        0.23%
  162                                       4,000,000           3,987,652        0.23%
  163                                       3,895,471           3,889,118        0.23%
  164                                       3,800,000           3,793,832        0.22%
-----------------------------------------------------------------------------------------------
  165                                       3,750,000           3,743,949        0.22%
  166                                       3,750,000           3,737,883        0.22%
  167                                       3,700,000           3,695,758        0.21%
  168             Group C                   3,675,000           3,657,893        0.21%

-----------------------------------------------------------------------------------------------
  169                                       3,600,000           3,598,066        0.21%
                                  ----------------------------------------
  169a
  169b

  170                                       3,600,000           3,594,466        0.21%
-----------------------------------------------------------------------------------------------
  171                                       3,600,000           3,593,163        0.21%
  172                                       3,550,000           3,543,385        0.21%
  173                                       3,500,000           3,496,985        0.20%
  174                                       3,500,000           3,496,530        0.20%
  175                                       3,425,000           3,418,757        0.20%
-----------------------------------------------------------------------------------------------
  176                                       3,400,000           3,398,051        0.20%
  177                                       3,375,000           3,360,026        0.19%
  178                                       3,315,000           3,307,992        0.19%
  179                                       3,300,000           3,294,712        0.19%
  180                                       3,280,000           3,268,990        0.19%
-----------------------------------------------------------------------------------------------
  181                                       3,200,000           3,188,880        0.18%
  182                                       3,150,000           3,146,748        0.18%
  183                                       3,135,000           3,132,309        0.18%
  184                                       3,120,000           3,118,120        0.18%
  185                                       3,100,000           3,094,365        0.18%
-----------------------------------------------------------------------------------------------
  186                                       3,000,000           3,000,000        0.17%
  187                                       3,000,000           2,995,019        0.17%
  188                                       3,000,000           2,994,872        0.17%
  189                                       3,000,000           2,989,401        0.17%
  190                                       3,000,000           2,984,882        0.17%
-----------------------------------------------------------------------------------------------
  191                                       2,900,000           2,900,000        0.17%
  192                                       2,800,000           2,798,328        0.16%
  193                                       2,800,000           2,795,696        0.16%
  194                                       2,800,000           2,778,631        0.16%
  195                                       2,750,000           2,741,584        0.16%
-----------------------------------------------------------------------------------------------
  196                                       2,720,000           2,699,242        0.16%
  197                                       2,700,000           2,696,562        0.16%
  198                                       2,700,000           2,695,186        0.16%
  199                                       2,700,000           2,693,726        0.16%
  200                                       2,650,000           2,648,457        0.15%
-----------------------------------------------------------------------------------------------
  201                                       2,650,000           2,641,811        0.15%
  202                                       2,500,000           2,497,349        0.14%
  203                                       2,500,000           2,496,227        0.14%
  204                                       2,500,000           2,496,119        0.14%
  205                                       2,500,000           2,494,695        0.14%
-----------------------------------------------------------------------------------------------
  206                                       2,500,000           2,494,033        0.14%
  207                                       2,500,000           2,474,258        0.14%
  208                                       2,475,000           2,473,635        0.14%
  209                                       2,400,000           2,400,000        0.14%
  210                                       2,400,000           2,394,892        0.14%
-----------------------------------------------------------------------------------------------
  211                                       2,350,000           2,347,450        0.14%
  212                                       2,350,000           2,347,297        0.14%
  213                                       2,350,000           2,341,262        0.14%

  214             Group J                   2,300,000           2,296,071        0.13%
-----------------------------------------------------------------------------------------------
  214a            Group J
  214b            Group J
  214c            Group J
  214d            Group J

-----------------------------------------------------------------------------------------------
  215                                       2,300,000           2,294,796        0.13%
  216                                       2,300,000           2,293,733        0.13%
  217                                       2,250,000           2,248,317        0.13%
  218                                       2,250,000           2,244,160        0.13%
  219                                       2,200,000           2,198,361        0.13%
-----------------------------------------------------------------------------------------------
  220                                       2,200,000           2,198,239        0.13%
  221                                       2,190,000           2,182,056        0.13%
  222                                       2,150,000           2,150,000        0.12%
  223                                       2,150,000           2,145,871        0.12%
  224                                       2,150,000           2,144,847        0.12%
-----------------------------------------------------------------------------------------------
  225                                       2,125,000           2,125,000        0.12%
  226                                       2,125,000           2,123,100        0.12%
  227                                       2,120,000           2,115,837        0.12%
  228                                       2,100,000           2,098,959        0.12%
  229                                       2,100,000           2,098,883        0.12%
-----------------------------------------------------------------------------------------------
  230                                       2,100,000           2,098,734        0.12%
  231                                       2,040,000           2,038,367        0.12%
  232                                       2,000,000           1,998,192        0.12%
  233                                       2,000,000           1,997,751        0.12%
  234                                       2,000,000           1,995,198        0.12%
-----------------------------------------------------------------------------------------------
  235                                       2,000,000           1,978,512        0.11%
  236                                       1,975,000           1,971,062        0.11%
  237                                       1,950,000           1,946,629        0.11%
  238                                       1,850,000           1,848,038        0.11%
  239                                       1,825,000           1,823,967        0.11%
-----------------------------------------------------------------------------------------------
  240                                       1,760,000           1,746,568        0.10%
  241                                       1,750,000           1,745,020        0.10%
  242                                       1,750,000           1,744,007        0.10%
  243                                       1,744,000           1,740,873        0.10%
  244                                       1,675,000           1,670,135        0.10%
-----------------------------------------------------------------------------------------------

  245             Group K                   1,630,000           1,625,150        0.09%
                                  ----------------------------------------
  245a            Group K                     955,000             952,158
  245b            Group K                     675,000             672,991

-----------------------------------------------------------------------------------------------
  246                                       1,600,000           1,597,083        0.09%
  247                                       1,550,000           1,548,702        0.09%
  248                                       1,550,000           1,538,698        0.09%
  249                                       1,460,000           1,455,349        0.08%
  250                                       1,350,000           1,349,296        0.08%
-----------------------------------------------------------------------------------------------
  251                                       1,300,000           1,293,409        0.07%
  252                                       1,250,000           1,245,316        0.07%
  253                                       1,125,000           1,121,523        0.06%
  254                                       1,100,000           1,097,047        0.06%
  255                                       1,070,000           1,066,697        0.06%
-----------------------------------------------------------------------------------------------
  256                                       1,000,000             994,654        0.06%
  257                                         960,000             958,972        0.06%
  258                                         950,000             946,804        0.05%
  259                                         850,000             847,718        0.05%
  260                                         665,000             664,323        0.04%
-----------------------------------------------------------------------------------------------
  261             Group I                     615,000             613,738        0.04%




-----------------------------------------------------------------------------------------------
                                        1,731,122,776       1,727,817,629      100.00%


          Cumulative                                Interest                                 Original            Remaining
Control  % of Initial   Mortgage    Administrative  Accrual           Amortization         Interest-Only        Interest-Only
  No.    Pool Balance    Rate (%)    Cost Rate (%)   Method                Type             Period (Mos.)        Period (Mos.)
------------------------------------------------------------------------------------------------------------------------------------
   1        3.62%        7.5800         0.0933      Act/360               ARD                    0                    0
   2        6.04%        7.2000         0.0933      Act/360               ARD                    0                    0
   3        7.97%        7.1900         0.1533      Act/360               ARD                    0                    0
   5        9.27%        8.2200         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   6        10.45%       7.3600         0.1533      Act/360             Balloon                  0                    0
   7        11.61%       7.3700         0.1183      Act/360               ARD                    0                    0
   8        12.77%       7.5200         0.1533      Act/360             Balloon                  0                    0
   9        13.89%       7.9900         0.1683      Act/360             Balloon                  0                    0

------------------------------------------------------------------------------------------------------------------------------------
   10       15.00%       6.9700         0.0933      Act/360               ARD                    0                    0
  10a
  10b

   11       16.10%       8.0400         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   12       17.17%       7.3900         0.0933      30/360                ARD                    0                    0
   13       18.23%       7.2400         0.0933      Act/360               ARD                    0                    0
   14       19.29%       7.6900         0.1433      Act/360             Balloon                  0                    0
   15       20.33%       7.4300         0.1433      Act/360             Balloon                  0                    0
   16       21.35%       7.5700         0.1683      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   17       22.38%       7.5000         0.1433      30/360          Fully Amortizing             0                    0
   18       23.33%       7.6000         0.1183      Act/360             Balloon                  0                    0
   19       24.27%       8.9200         0.0933      30/360              Balloon                  0                    0
   20       25.20%       6.9800         0.1183      30/360              Balloon                  0                    0
   22       26.08%       7.7000         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   23       26.93%       6.9800         0.1183      30/360              Balloon                  0                    0
   24       27.79%       9.0500         0.1683      30/360              Balloon                  0                    0

   25       28.63%       7.4700         0.1433      Act/360               ARD                    0                    0
  25a
------------------------------------------------------------------------------------------------------------------------------------
  25b
  25c
  25d

   26       29.45%       7.1300         0.1133      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
   27       30.27%       7.4300         0.1433      Act/360             Balloon                  0                    0
   28       31.08%       7.3500         0.1533      Act/360             Balloon                  0                    0

   29       31.87%       7.5500         0.0933      30/360          Fully Amortizing             0                    0
  29a
------------------------------------------------------------------------------------------------------------------------------------
  29b
  29c
  29d
  29e

------------------------------------------------------------------------------------------------------------------------------------
   30       32.64%       8.5240         0.0933      30/360              Balloon                  0                    0
   31       33.40%       7.2500         0.1433      Act/360               ARD                    0                    0
   32       34.15%       7.4100         0.1433      Act/360               ARD                    0                    0
   33       34.89%       6.9800         0.1183      30/360              Balloon                  0                    0
   34       35.62%       7.6900         0.1433      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
   35       36.34%       7.7400         0.0933      30/360          Fully Amortizing             0                    0

   36       37.06%       7.1700         0.1533      Act/360               ARD                    0                    0
   37       37.77%       7.7100         0.0933      Act/360             Balloon                  0                    0
   38       38.46%       7.6300         0.1433      30/360          Fully Amortizing             0                    0
   39       39.16%       7.3700         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   40       39.85%       7.6000         0.1683      30/360              Balloon                  0                    0
   41       40.55%       7.3800         0.0933      Act/360               ARD                    0                    0
   42       41.24%       7.3600         0.0933      Act/360             Balloon                  0                    0
   43       41.90%       7.1350         0.0933      Act/360               ARD                    0                    0
   44       42.57%       7.2800         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   45       43.23%       7.1800         0.1183      Act/360               ARD                    0                    0
   46       43.88%       7.5410         0.0933      Act/360               ARD                    0                    0
   47       44.50%       7.3600         0.0933      30/360              Balloon                  0                    0

   48       45.10%       7.3750         0.1433      30/360          Fully Amortizing             0                    0
  48a
------------------------------------------------------------------------------------------------------------------------------------
  48b

   49       45.70%       7.6200         0.1683      Act/360             Balloon                  0                    0
  49a
  49b
------------------------------------------------------------------------------------------------------------------------------------

   50       46.30%       7.3500         0.1533      Act/360             Balloon                  0                    0
   51       46.89%       7.3000         0.1683      Act/360               ARD                    0                    0
   52       47.47%       7.3100         0.1433      Act/360               ARD                    0                    0
   53       48.04%       7.7580         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   54       48.62%       7.5300         0.0933      Act/360             Balloon                  0                    0
   55       49.20%       8.0200         0.1433      Act/360             Balloon                  0                    0
   56       49.76%       7.6600         0.0933      Act/360             Balloon                  0                    0
   57       50.32%       7.4900         0.1683      Act/360             Balloon                  0                    0
   58       50.88%       7.2600         0.1533      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
   59       51.43%       7.6500         0.1533      Act/360             Balloon                  0                    0
   60       51.97%       8.1200         0.0933      Act/360             Balloon                  0                    0
   61       52.52%       7.2600         0.1683      Act/360               ARD                    0                    0
   62       53.06%       8.3500         0.1433      Act/360             Balloon                  0                    0
   63       53.59%       8.6410         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   64       54.11%       7.8300         0.1433      30/360          Fully Amortizing             0                    0
   65       54.62%       8.5700         0.0933      30/360              Balloon                  0                    0
   66       55.12%       7.4200         0.0933      Act/360             Balloon                  0                    0
   67       55.63%       8.1200         0.0933      Act/360             Balloon                  0                    0
   68       56.13%       7.1500         0.0933      Act/360         Fully Amortizing             0                    0
------------------------------------------------------------------------------------------------------------------------------------
   69       56.63%       7.3400         0.0933      Act/360             Balloon                  0                    0
   70       57.12%       7.4100         0.1433      Act/360             Balloon                  0                    0
   71       57.59%       8.3500         0.1683      Act/360             Balloon                  0                    0
   72       58.05%       7.4100         0.1533      Act/360               ARD                    0                    0
   73       58.51%       7.2900         0.0933      30/360              Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   74       58.96%       7.3800         0.1533      Act/360             Balloon                  0                    0
   75       59.39%       7.1300         0.1683      30/360              Balloon                  0                    0
   76       59.82%       7.5500         0.0933      Act/360             Balloon                  0                    0
   77       60.23%       7.5000         0.1683      Act/360             Balloon                  0                    0
   78       60.65%       7.2000         0.1433      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
   79       61.06%       7.6500         0.1533      Act/360             Balloon                  0                    0
   80       61.47%       7.1400         0.0933      30/360              Balloon                  0                    0
   81       61.87%       7.4500         0.0933      Act/360             Balloon                  0                    0
   82       62.27%       7.3400         0.1683      Act/360               ARD                    0                    0
   83       62.66%       7.7900         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   84       63.05%       7.6700         0.1433      Act/360               ARD                    0                    0
   85       63.44%       8.1500         0.0933      30/360              Balloon                  0                    0
   86       63.82%       7.2800         0.0933      Act/360               ARD                    0                    0
   87       64.20%       8.9300         0.1683      30/360              Balloon                  0                    0
   88       64.58%       7.5800         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   89       64.96%       7.8400         0.1683      Act/360             Balloon                  0                    0
   90       65.33%       7.6100         0.0933      Act/360             Balloon                  0                    0
   91       65.70%       7.5500         0.1533      Act/360               ARD                    0                    0
   92       66.07%       8.2800         0.1733      30/360              Balloon                  0                    0
   93       66.43%       8.8400         0.1683      30/360              Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
   94       66.80%       8.5200         0.1683      30/360              Balloon                  0                    0
   95       67.15%       9.0230         0.0933      30/360              Balloon                  0                    0
   96       67.51%       7.9200         0.1433      Act/360             Balloon                  0                    0
   97       67.86%       8.0200         0.0933      Act/360             Balloon                  0                    0
   98       68.21%       7.2500         0.1433      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
   99       68.56%       7.4200         0.0933      Act/360             Balloon                  0                    0
  100       68.91%       7.2800         0.0933      Act/360         Fully Amortizing             0                    0
  101       69.25%       7.2200         0.0933      Act/360             Balloon                  0                    0
  102       69.60%       7.6700         0.1433      Act/360             Balloon                  0                    0
  103       69.95%       7.7700         0.0933      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
  104       70.29%       7.3600         0.1533      Act/360             Balloon                  0                    0
  105       70.63%       7.7800         0.1683      30/360              Balloon                  0                    0
  106       70.97%       8.0000         0.0933      30/360              Balloon                  0                    0
  107       71.31%       7.4600         0.0933      Act/360             Balloon                  0                    0
  108       71.64%       7.7400         0.1683      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  109       71.96%       8.1100         0.1433      Act/360             Balloon                  0                    0
  110       72.29%       7.5100         0.1733      Act/360             Balloon                  0                    0
  111       72.61%       7.7700         0.1533      Act/360             Balloon                  0                    0

  112       72.93%       7.5300         0.1683      30/360          Fully Amortizing             0                    0
------------------------------------------------------------------------------------------------------------------------------------
  112a
  112b
  112c
  112d
  112e
------------------------------------------------------------------------------------------------------------------------------------
  112f
  112g
  112h

  113       73.25%       8.0000         0.0933      30/360              Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  114       73.57%       7.0300         0.0933      Act/360  Interest-only then Amortizing       24                   23

  115       73.89%       8.3050         0.1433      Act/360             Balloon                  0                    0
  115a
  115b
------------------------------------------------------------------------------------------------------------------------------------

  116       74.20%       7.3900         0.0933      30/360              Balloon                  0                    0
  117       74.51%       8.0700         0.1683      30/360              Balloon                  0                    0
  118       74.82%       7.6400         0.1683      Act/360             Balloon                  0                    0
  119       75.12%       7.5100         0.1733      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  120       75.43%       7.5500         0.0933      Act/360             Balloon                  0                    0
  121       75.73%       7.5600         0.1733      Act/360         Fully Amortizing             0                    0
  122       76.03%       7.9700         0.1533      30/360              Balloon                  0                    0
  123       76.33%       7.3400         0.0933      Act/360               ARD                    0                    0
  124       76.62%       7.0300         0.0933      Act/360  Interest-only then Amortizing       24                   23
------------------------------------------------------------------------------------------------------------------------------------
  125       76.92%       7.4500         0.0933      Act/360             Balloon                  0                    0
  126       77.21%       7.9200         0.1433      Act/360             Balloon                  0                    0
  127       77.49%       7.4000         0.0933      Act/360             Balloon                  0                    0
  128       77.77%       7.5300         0.1683      30/360          Fully Amortizing             0                    0
  129       78.05%       7.5100         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  130       78.32%       8.1700         0.0933      Act/360             Balloon                  0                    0
  131       78.58%       7.8300         0.1533      30/360          Fully Amortizing             0                    0
  132       78.85%       7.2600         0.0933      Act/360             Balloon                  0                    0
  133       79.11%       7.3100         0.0933      Act/360             Balloon                  0                    0
  134       79.37%       7.5600         0.1683      30/360              Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  135       79.63%       7.5500         0.1683      30/360              Balloon                  0                    0
  136       79.89%       7.1900         0.0933      30/360              Balloon                  0                    0
  137       80.15%       7.8400         0.0933      Act/360             Balloon                  0                    0
  138       80.41%       8.1100         0.1433      Act/360             Balloon                  0                    0
  139       80.67%       7.5000         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  140       80.92%       7.3300         0.0933      Act/360               ARD                    0                    0
  141       81.18%       7.1600         0.1683      30/360                ARD                    0                    0
  142       81.43%       7.4500         0.0933      Act/360             Balloon                  0                    0
  143       81.68%       7.4400         0.1433      Act/360               ARD                    0                    0
  144       81.94%       7.7300         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  145       82.19%       7.3300         0.0933      Act/360               ARD                    0                    0
  146       82.44%       7.7200         0.0933      Act/360             Balloon                  0                    0
  147       82.69%       7.6100         0.0933      Act/360               ARD                    0                    0
  148       82.93%       7.2900         0.0933      Act/360             Balloon                  0                    0
  149       83.18%       8.1100         0.1433      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  150       83.43%       7.4700         0.0933      Act/360             Balloon                  0                    0
  151       83.67%       7.4100         0.1433      Act/360               ARD                    0                    0
  152       83.91%       7.2260         0.1433      Act/360               ARD                    0                    0
  153       84.16%       7.2900         0.1533      Act/360             Balloon                  0                    0
  154       84.40%       8.3400         0.1683      30/360              Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  155       84.64%       7.4500         0.0933      Act/360             Balloon                  0                    0
  156       84.88%       7.5500         0.0933      Act/360               ARD                    0                    0
  157       85.11%       7.4400         0.1683      Act/360               ARD                    0                    0
  158       85.35%       7.4100         0.0933      Act/360             Balloon                  0                    0
  159       85.58%       7.3200         0.0933      30/360          Fully Amortizing             0                    0
------------------------------------------------------------------------------------------------------------------------------------
  160       85.81%       7.6100         0.0933      Act/360               ARD                    0                    0
  161       86.04%       7.3200         0.0933      Act/360             Balloon                  0                    0
  162       86.27%       7.5500         0.0933      Act/360             Balloon                  0                    0
  163       86.50%       7.9574         0.0933      Act/360             Balloon                  0                    0
  164       86.72%       7.9100         0.1433      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  165       86.94%       7.9300         0.1433      Act/360             Balloon                  0                    0
  166       87.15%       8.9800         0.0933      Act/360             Balloon                  0                    0
  167       87.37%       7.2900         0.1533      Act/360             Balloon                  0                    0
  168       87.58%       8.0400         0.1433      Act/360             Balloon                  0                    0

------------------------------------------------------------------------------------------------------------------------------------
  169       87.79%       7.4800         0.1433      Act/360               ARD                    0                    0
  169a
  169b

  170       87.99%       7.3400         0.0933      30/360              Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  171       88.20%       7.3500         0.0933      Act/360             Balloon                  0                    0
  172       88.41%       7.4200         0.1733      Act/360             Balloon                  0                    0
  173       88.61%       8.1200         0.0933      Act/360             Balloon                  0                    0
  174       88.81%       7.2200         0.1683      Act/360               ARD                    0                    0
  175       89.01%       7.5000         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  176       89.21%       7.2800         0.0933      Act/360               ARD                    0                    0
  177       89.40%       7.7300         0.1683      30/360              Balloon                  0                    0
  178       89.59%       7.7900         0.1683      30/360              Balloon                  0                    0
  179       89.78%       7.1300         0.0933      30/360              Balloon                  0                    0
  180       89.97%       8.2800         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  181       90.16%       7.8400         0.1683      30/360          Fully Amortizing             0                    0
  182       90.34%       7.6100         0.0933      Act/360               ARD                    0                    0
  183       90.52%       8.1300         0.1683      Act/360               ARD                    0                    0
  184       90.70%       7.1200         0.1683      Act/360               ARD                    0                    0
  185       90.88%       7.5100         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  186       91.05%       6.9800         0.0933      Act/360               ARD                    0                    0
  187       91.23%       8.0100         0.0933      Act/360             Balloon                  0                    0
  188       91.40%       7.7300         0.1533      Act/360             Balloon                  0                    0
  189       91.57%       7.7050         0.1683      30/360          Fully Amortizing             0                    0
  190       91.75%       8.4300         0.1433      30/360              Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  191       91.91%       7.1100         0.1533      Act/360               ARD                    0                    0
  192       92.08%       7.1500         0.1683      Act/360               ARD                    0                    0
  193       92.24%       7.3400         0.0933      30/360              Balloon                  0                    0
  194       92.40%       8.0000         0.0933      30/360              Balloon                  0                    0
  195       92.56%       7.4400         0.1683      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  196       92.71%       8.0000         0.0933      30/360              Balloon                  0                    0
  197       92.87%       7.9700         0.0933      30/360          Fully Amortizing             0                    0
  198       93.03%       7.5800         0.1683      Act/360             Balloon                  0                    0
  199       93.18%       7.4000         0.0933      30/360          Fully Amortizing             0                    0
  200       93.33%       7.2300         0.0933      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
  201       93.49%       8.1100         0.1433      Act/360             Balloon                  0                    0
  202       93.63%       7.5300         0.0933      Act/360             Balloon                  0                    0
  203       93.78%       7.8600         0.1433      Act/360               ARD                    0                    0
  204       93.92%       7.2900         0.0933      30/360              Balloon                  0                    0
  205       94.07%       7.8700         0.1733      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  206       94.21%       8.4600         0.0933      Act/360             Balloon                  0                    0
  207       94.35%       8.4400         0.1433      Act/360             Balloon                  0                    0
  208       94.50%       7.4000         0.1533      Act/360               ARD                    0                    0
  209       94.64%       7.0900         0.1433      Act/360               ARD                    0                    0
  210       94.77%       7.8600         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  211       94.91%       7.4600         0.1733      Act/360             Balloon                  0                    0
  212       95.05%       7.2800         0.0933      Act/360             Balloon                  0                    0
  213       95.18%       7.8180         0.0933      Act/360             Balloon                  0                    0

  214       95.31%       7.8900         0.1533      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  214a
  214b
  214c
  214d

------------------------------------------------------------------------------------------------------------------------------------
  215       95.45%       7.4500         0.1733      30/360              Balloon                  0                    0
  216       95.58%       8.0100         0.1433      Act/360             Balloon                  0                    0
  217       95.71%       7.4600         0.0933      30/360                ARD                    0                    0
  218       95.84%       8.2400         0.1433      Act/360             Balloon                  0                    0
  219       95.97%       7.5200         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  220       96.09%       7.1200         0.1683      30/360              Balloon                  0                    0
  221       96.22%       7.4900         0.0933      30/360          Fully Amortizing             0                    0
  222       96.34%       7.6400         0.1433      Act/360             Balloon                  0                    0
  223       96.47%       8.1900         0.0933      Act/360             Balloon                  0                    0
  224       96.59%       7.1600         0.1683      30/360              Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  225       96.72%       6.9800         0.0933      Act/360               ARD                    0                    0
  226       96.84%       8.0200         0.1433      Act/360             Balloon                  0                    0
  227       96.96%       8.1200         0.1433      Act/360             Balloon                  0                    0
  228       97.08%       7.7200         0.1533      Act/360               ARD                    0                    0
  229       97.20%       7.5100         0.0933      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
  230       97.33%       7.1200         0.0933      Act/360               ARD                    0                    0
  231       97.44%       7.1200         0.1683      30/360              Balloon                  0                    0
  232       97.56%       7.9900         0.1433      Act/360             Balloon                  0                    0
  233       97.67%       7.3500         0.1683      Act/360             Balloon                  0                    0
  234       97.79%       7.4500         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  235       97.90%       9.1700         0.1433      Act/360         Fully Amortizing             0                    0
  236       98.02%       8.0800         0.1683      30/360              Balloon                  0                    0
  237       98.13%       7.6900         0.1533      Act/360             Balloon                  0                    0
  238       98.24%       7.5300         0.1683      Act/360             Balloon                  0                    0
  239       98.34%       7.3200         0.0933      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
  240       98.45%       8.0000         0.0933      30/360              Balloon                  0                    0
  241       98.55%       7.8000         0.0933      Act/360             Balloon                  0                    0
  242       98.65%       8.2000         0.0933      Act/360             Balloon                  0                    0
  243       98.75%       7.5600         0.1733      Act/360             Balloon                  0                    0
  244       98.84%       7.7000         0.1683      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------

  245       98.94%       8.4000         0.0933      30/360          Fully Amortizing             0                    0
  245a
  245b

------------------------------------------------------------------------------------------------------------------------------------
  246       99.03%       7.5000         0.0933      Act/360             Balloon                  0                    0
  247       99.12%       7.9600         0.0933      Act/360               ARD                    0                    0
  248       99.21%       8.0800         0.0933      Act/360             Balloon                  0                    0
  249       99.29%       7.5400         0.0933      Act/360         Fully Amortizing             0                    0
  250       99.37%       7.5700         0.0933      Act/360               ARD                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
  251       99.45%       8.4000         0.0933      30/360              Balloon                  0                    0
  252       99.52%       8.0500         0.0933      30/360          Fully Amortizing             0                    0
  253       99.58%       8.1100         0.1433      Act/360             Balloon                  0                    0
  254       99.65%       8.0800         0.0933      Act/360             Balloon                  0                    0
  255       99.71%       7.5500         0.0933      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  256       99.77%       7.6600         0.0933      30/360          Fully Amortizing             0                    0
  257       99.82%       7.5000         0.1683      Act/360             Balloon                  0                    0
  258       99.88%       8.2800         0.0933      Act/360             Balloon                  0                    0
  259       99.93%       8.0800         0.0933      Act/360             Balloon                  0                    0
  260       99.96%       7.6500         0.1533      Act/360             Balloon                  0                    0
------------------------------------------------------------------------------------------------------------------------------------
  261      100.00%       8.1700         0.1533      30/360              Balloon                  0                    0

          Original        Remaining
          Term to          Term to           Original             Remaining
Control   Maturity         Maturity         Amortization         Amortization         Origination        Maturity     Balloon
  No.       (Mos.)           (Mos.)          Term (Mos.)           Term (Mos.)             Date            or ARD    Balance ($)
--------------------------------------------------------------------------------------------------------------------------------
   1         60               59                360                   359               12/9/97           1/1/03     59,583,677
   2         180             179                360                   359               11/20/97          1/1/13     32,410,801
   3         120             119                360                   359               12/11/97          1/1/08     29,089,679
   5         120             113                360                   353               6/10/97           7/1/07     20,408,753
--------------------------------------------------------------------------------------------------------------------------------
   6         120             118                300                   298               11/26/97         12/1/07     16,496,955
   7         120             119                360                   359               12/11/97          1/1/08     17,605,015
   8         120             118                300                   298               11/21/97         12/1/07     16,251,492
   9         120             116                360                   356               9/16/97          10/1/07     17,432,691

--------------------------------------------------------------------------------------------------------------------------------
   10        84               82                360                   358               11/25/97         12/1/04     17,709,649
  10a                                                                                                                16,778,724
  10b                                                                                                                   930,924

   11        144             138                360                   354                7/3/97           8/1/09     16,376,835
--------------------------------------------------------------------------------------------------------------------------------
   12        120             118                360                   358               11/24/97         12/1/07     16,017,925
   13        156             155                360                   359               12/31/97          1/1/11     15,010,944
   14        180             177                360                   357               10/3/97          11/1/12     14,430,189
   15        120             117                300                   297               10/31/97         11/1/07     14,584,828
   16        120             118                300                   298               11/25/97         12/1/07     14,485,411
--------------------------------------------------------------------------------------------------------------------------------
   17        240             238                240                   238               11/16/97         12/1/17              -
   18        120             117                300                   297               10/21/97         11/1/07     13,437,458
   19        90               81                360                   351               4/30/97          11/1/04     15,099,639
   20        84               83                360                   359               12/8/97           1/1/05     14,670,165
   22        120             116                360                   356               7/30/97          10/1/07     13,493,463
--------------------------------------------------------------------------------------------------------------------------------
   23        84               83                360                   359               12/8/97           1/1/05     13,508,397
   24        180             172                300                   292               5/22/97           6/1/12      9,856,867

   25        120             119                360                   359               11/25/97          1/1/08     12,848,885
  25a                                                                                                                 5,294,871
--------------------------------------------------------------------------------------------------------------------------------
  25b                                                                                                                   847,181
  25c                                                                                                                 2,329,740
  25d                                                                                                                 4,377,094

   26        120             118                360                   358               11/13/97         12/1/07     12,433,221
--------------------------------------------------------------------------------------------------------------------------------
   27        180             179                360                   359               12/10/97          1/1/13     10,992,295
   28        120             118                360                   358               11/11/97         12/1/07     12,374,222

   29        300             298                300                   298               11/25/97         12/1/22              -
  29a
--------------------------------------------------------------------------------------------------------------------------------
  29b
  29c
  29d
  29e

--------------------------------------------------------------------------------------------------------------------------------
   30        120             111                360                   351                4/7/97           5/1/07     11,878,215
   31        180             179                360                   359               12/31/97          1/1/13     10,054,331
   32        180             179                300                   299               12/23/97          1/1/13      8,397,268
   33        84               83                360                   359               12/8/97           1/1/05     11,722,464
   34        180             178                360                   358               11/17/97         12/1/12      9,938,368
--------------------------------------------------------------------------------------------------------------------------------
   35        240             237                240                   237               10/19/97         11/1/17              -

   36        120             119                360                   359               12/18/97          1/1/08     10,815,400
   37        120             117                360                   357               10/10/97         11/1/07     10,919,809
   38        360             360                360                   360                1/7/97           2/1/28              -
   39        120             119                360                   359               12/9/97           1/1/08     10,563,008
--------------------------------------------------------------------------------------------------------------------------------
   40        300             299                360                   359               12/11/97          1/1/23      4,218,414
   41        120             118                360                   358               12/1/97          12/1/07     10,567,407
   42        120             118                360                   358               11/24/97         12/1/07     10,562,027
   43        120             119                300                   299               12/19/97          1/1/08      9,234,456
   44        84               81                360                   357               10/30/97         11/1/04     10,633,657
--------------------------------------------------------------------------------------------------------------------------------
   45        120             119                360                   359               12/1/97           1/1/08     10,021,076
   46        120             118                360                   358               11/17/97         12/1/07      9,991,445
   47        84               80                360                   356               9/26/97          10/1/04      9,714,497

   48        240             239                240                   239               12/23/97          1/1/18              -
  48a
--------------------------------------------------------------------------------------------------------------------------------
  48b

   49        120             118                360                   358               11/13/97         12/1/07      9,213,767
  49a                                                                                                                 4,252,508
  49b                                                                                                                 4,961,259
--------------------------------------------------------------------------------------------------------------------------------

   50        120             118                360                   358               11/11/97         12/1/07      9,074,429
   51        120             119                360                   359               12/10/97          1/1/08      8,918,608
   52        180             179                360                   359               12/22/97          1/1/13      7,754,760
   53        120             116                360                   356               9/30/97          10/1/07      8,889,909
--------------------------------------------------------------------------------------------------------------------------------
   54        120             116                360                   356               9/17/97          10/1/07      8,839,914
   55        120             116                240                   236               10/1/97          10/1/07      7,056,303
   56        120             118                360                   358               10/27/97         12/1/07      8,646,457
   57        120             117                360                   357               10/27/97         11/1/07      8,608,835
   58        120             119                300                   299               12/2/97           1/1/08      7,738,318
--------------------------------------------------------------------------------------------------------------------------------
   59        120             117                360                   357               10/8/97          11/1/07      8,421,561
   60        120             115                360                   355               8/18/97           9/1/07      8,517,771
   61        120             119                360                   359               12/29/97          1/1/08      8,251,126
   62        120             116                300                   296               9/25/97          10/1/07      7,824,191
   63        120             112                360                   352               5/14/97           6/1/07      8,349,862
--------------------------------------------------------------------------------------------------------------------------------
   64        240             239                240                   239               12/10/97          1/1/18              -
   65        120             110                360                   350               3/19/97           4/1/07      7,909,510
   66        120             118                360                   358               11/6/97          12/1/07      7,722,040
   67        120             114                360                   354               7/23/97           8/1/07      7,846,850
   68        300             299                300                   299               12/23/97          1/1/23        483,207
--------------------------------------------------------------------------------------------------------------------------------
   69        120             119                360                   359               12/17/97          1/1/08      7,564,378
   70        120             118                360                   358               11/25/97         12/1/07      7,468,917
   71        120             114                360                   354               7/21/97           8/1/07      7,302,896
   72        120             118                360                   358               11/25/97         12/1/07      7,050,304
   73        84               82                360                   358               11/24/97         12/1/04      7,324,080
--------------------------------------------------------------------------------------------------------------------------------
   74        180             178                360                   358               11/12/97         12/1/12      6,030,622
   75        120             118                300                   298               11/26/97         12/1/07      5,918,920
   76        120             115                360                   355               8/22/97           9/1/07      6,490,021
   77        120             119                360                   359               12/3/97           1/1/08      6,358,632
   78        120             119                360                   359               12/30/97          1/1/08      6,310,239
--------------------------------------------------------------------------------------------------------------------------------
   79        120             118                360                   358               11/26/97         12/1/07      6,303,705
   80        120             119                360                   359               12/5/97           1/1/08      6,026,503
   81        120             118                360                   358               11/14/97         12/1/07      6,175,260
   82        180             178                360                   358               11/19/97         12/1/12      5,344,161
   83        120             118                300                   298               10/31/97         12/1/07      5,569,788
--------------------------------------------------------------------------------------------------------------------------------
   84        120             119                360                   359               12/18/97          1/1/08      5,986,438
   85        84               73                360                   349               2/24/97           3/1/04      6,294,654
   86        120             119                360                   359               12/24/97          1/1/08      5,796,320
   87        120             112                360                   352                5/9/97           6/1/07      5,894,918
   88        120             117                360                   357               10/20/97         11/1/07      5,774,263
--------------------------------------------------------------------------------------------------------------------------------
   89        120             117                300                   297               10/23/97         11/1/07      5,330,992
   90        84               81                300                   297               10/9/97          11/1/04      5,758,517
   91        180             178                360                   358               11/26/97         12/1/12      5,017,462
   92        240             236                300                   296               9/10/97          10/1/17      2,478,566
   93        120             113                300                   293               6/18/97           7/1/07      5,234,524
--------------------------------------------------------------------------------------------------------------------------------
   94        120             114                360                   354                7/3/97           8/1/07      5,539,787
   95        120             111                360                   351                4/9/97           5/1/07      5,546,929
   96        120             114                360                   354               7/30/97           8/1/07      5,489,042
   97        120             117                300                   297               9/24/97          11/1/07      5,070,231
   98        180             179                360                   359               12/31/97          1/1/13      4,663,663
--------------------------------------------------------------------------------------------------------------------------------
   99        120             120                360                   360                1/9/98           2/1/08      5,287,328
  100        240             240                240                   240               1/13/98           2/1/18              -
  101        120             119                360                   359               12/24/97          1/1/08      5,261,251
  102        180             179                300                   299               12/12/97          1/1/13      3,928,362
  103        120             119                276                   275               12/30/97          1/1/08      4,670,812
--------------------------------------------------------------------------------------------------------------------------------
  104        180             177                300                   297               10/29/97         11/1/12      3,865,912
  105        119             116                360                   357               9/11/97          10/1/07      5,160,934
  106        84               73                360                   349               2/24/97           3/1/04      5,474,665
  107        120             117                360                   357               10/20/97         11/1/07      5,117,292
  108        120             118                360                   358               11/5/97          12/1/07      5,064,800
--------------------------------------------------------------------------------------------------------------------------------
  109        120             114                360                   354               7/31/97           8/1/07      5,043,216
  110        120             119                360                   359               12/10/97          1/1/08      4,946,840
  111        120             117                360                   357               10/16/97         11/1/07      4,978,916

  112        230             229                230                   229               12/23/97          3/1/17              -
--------------------------------------------------------------------------------------------------------------------------------
  112a
  112b
  112c
  112d
  112e
--------------------------------------------------------------------------------------------------------------------------------
  112f
  112g
  112h

  113        84               73                360                   349               2/24/97           3/1/04      5,145,619
--------------------------------------------------------------------------------------------------------------------------------
  114        60               59                360                   360               12/5/97           1/1/03      5,359,106

  115        120             114                360                   354               7/10/97           8/1/07      4,931,104
  115a
  115b
--------------------------------------------------------------------------------------------------------------------------------

  116        84               82                360                   358               11/24/97         12/1/04      4,951,084
  117        240             237                330                   327               10/8/97          11/1/17      2,746,726
  118        120             117                360                   357               10/9/97          11/1/07      4,741,497
  119        120             118                360                   358               11/5/97          12/1/07      4,660,528
--------------------------------------------------------------------------------------------------------------------------------
  120        120             115                360                   355               8/15/97           9/1/07      4,655,058
  121        300             298                300                   298               11/13/97         12/1/22        335,599
  122        120             118                300                   298               11/5/97          12/1/07      4,196,486
  123        84               83                360                   359               12/23/97          1/1/05      4,752,776
  124        60               59                360                   360               12/5/97           1/1/03      4,961,056
--------------------------------------------------------------------------------------------------------------------------------
  125        120             116                360                   356               9/30/97          10/1/07      4,499,297
  126        120             117                360                   357               10/29/97         11/1/07      4,461,605
  127        120             117                300                   297               10/30/97         11/1/07      4,047,684
  128        240             239                240                   239               12/2/97           1/1/18              -
  129        120             117                360                   357               9/25/97          11/1/07      4,151,981
--------------------------------------------------------------------------------------------------------------------------------
  130        120             114                240                   234               7/31/97           8/1/07      3,333,826
  131        240             237                240                   237               10/21/97         11/1/17              -
  132        84               82                360                   358               11/17/97         12/1/04      4,252,350
  133        84               82                360                   358               11/24/97         12/1/04      4,163,366
  134        120             118                360                   358               11/12/97         12/1/07      3,910,919
--------------------------------------------------------------------------------------------------------------------------------
  135        120             118                360                   358               11/19/97         12/1/07      3,910,065
  136        84               82                360                   358               11/24/97         12/1/04      4,113,608
  137        120             118                300                   298               11/25/97         12/1/07      3,691,273
  138        120             114                360                   354               7/31/97           8/1/07      4,034,573
  139        120             118                360                   358               11/4/97          12/1/07      3,930,644
--------------------------------------------------------------------------------------------------------------------------------
  140        84               82                360                   358               11/24/97         12/1/04      4,118,469
  141        120             119                360                   359               12/10/97          1/1/08      3,789,835
  142        120             118                360                   358               11/18/97         12/1/07      3,881,593
  143        120             119                300                   299               12/30/97          1/1/08      3,545,827
  144        180             176                360                   356               9/24/97          10/1/12      3,437,324
--------------------------------------------------------------------------------------------------------------------------------
  145        120             119                360                   359               12/17/97          1/1/08      3,803,208
  146        84               80                360                   356                9/4/97          10/1/04      4,032,803
  147        120             119                360                   359               12/10/97          1/1/08      3,807,938
  148        84               83                360                   359               12/12/97          1/1/05      3,972,941
  149        120             114                360                   354               7/31/97           8/1/07      3,855,259
--------------------------------------------------------------------------------------------------------------------------------
  150        84               83                360                   359               12/18/97          1/1/05      3,942,021
  151        120             119                360                   359               12/30/97          1/1/08      3,700,804
  152        120             119                360                   359               12/31/97          1/1/08      3,683,445
  153        120             118                360                   358               11/10/97         12/1/07      3,690,098
  154        120             118                360                   358               11/3/97          12/1/07      3,709,743
--------------------------------------------------------------------------------------------------------------------------------
  155        120             116                360                   356               9/30/97          10/1/07      3,670,015
  156        84               82                360                   358               11/26/97         12/1/04      3,808,181
  157        84               83                288                   287               12/15/97          1/1/05      3,554,692
  158        84               81                360                   357               10/10/97         11/1/04      3,771,460
  159        240             239                240                   239               12/31/97          1/1/18              -
--------------------------------------------------------------------------------------------------------------------------------
  160        120             119                360                   359               12/10/97          1/1/08      3,542,266
  161        120             119                360                   359               12/3/97           1/1/08      3,516,521
  162        120             115                360                   355               8/20/97           9/1/07      3,537,280
  163        82               79                358                   355               10/21/97          9/1/04      3,644,650
  164        120             117                360                   357               10/31/97         11/1/07      3,390,007
--------------------------------------------------------------------------------------------------------------------------------
  165        120             117                360                   357               10/23/97         11/1/07      3,347,006
  166        120             112                360                   352               5/14/97           6/1/07      3,428,853
  167        120             118                360                   358               11/10/97         12/1/07      3,250,801
  168        180             177                240                   237               10/3/97          11/1/12      1,620,889

--------------------------------------------------------------------------------------------------------------------------------
  169        180             179                360                   359               12/17/97          1/1/13      2,812,706
  169a
  169b

  170        84               82                360                   358               11/24/97         12/1/04      3,298,287
--------------------------------------------------------------------------------------------------------------------------------
  171        180             177                360                   357               10/16/97         11/1/12      2,796,878
  172        120             117                360                   357               10/31/97         11/1/07      3,128,976
  173        120             118                360                   358               11/17/97         12/1/07      3,138,446
  174        120             119                300                   299               12/29/97          1/1/08      2,817,821
  175        120             117                360                   357               10/15/97         11/1/07      3,024,887
--------------------------------------------------------------------------------------------------------------------------------
  176        120             119                360                   359               12/24/97          1/1/08      2,985,983
  177        120             116                300                   296               9/29/97          10/1/07      2,706,864
  178        120             117                360                   357               10/21/97         11/1/07      2,895,341
  179        84               82                360                   358               11/3/97          12/1/04      3,013,896
  180        84               77                360                   353               6/25/97           7/1/04      3,081,471
--------------------------------------------------------------------------------------------------------------------------------
  181        240             238                240                   238               11/24/97         12/1/17              -
  182        120             118                360                   358               11/25/97         12/1/07      2,790,016
  183        120             118                360                   358               11/24/97         12/1/07      2,811,811
  184        120             119                360                   359               12/2/97           1/1/08      2,728,758
  185        120             117                360                   357               10/6/97          11/1/07      2,738,541
--------------------------------------------------------------------------------------------------------------------------------
  186        120             120                360                   360                1/7/98           2/1/08      2,613,782
  187        120             118                300                   298               11/3/97          12/1/07      2,472,983
  188        120             117                360                   357               10/22/97         11/1/07      2,664,673
  189        240             238                240                   238               11/7/97          12/1/17              -
  190        120             112                360                   352               5/12/97           6/1/07      2,654,482
--------------------------------------------------------------------------------------------------------------------------------
  191        120             120                300                   300                1/9/98           2/1/08      2,326,489
  192        120             119                360                   359               12/1/97           1/1/08      2,450,800
  193        84               82                360                   358               11/24/97         12/1/04      2,565,335
  194        84               73                360                   349               2/24/97           3/1/04      2,589,368
  195        120             117                300                   297               10/16/97         11/1/07      2,228,908
--------------------------------------------------------------------------------------------------------------------------------
  196        84               73                360                   349               2/24/97           3/1/04      2,515,387
  197        276             275                276                   275               12/11/97          1/1/21              -
  198        120             117                360                   357               10/24/97         11/1/07      2,389,350
  199        300             298                300                   298               11/17/97         12/1/22              -
  200        180             179                360                   359               12/24/97          1/1/13      2,047,709
--------------------------------------------------------------------------------------------------------------------------------
  201        120             114                360                   354               7/31/97           8/1/07      2,375,916
  202        120             118                360                   358               11/21/97         12/1/07      2,209,888
  203        120             119                240                   239               12/16/97          1/1/08      1,753,743
  204        84               82                360                   358               11/24/97         12/1/04      2,288,775
  205        180             176                360                   356               9/24/97          10/1/12      1,987,368
--------------------------------------------------------------------------------------------------------------------------------
  206        83               78                360                   355                6/7/97           8/1/04      2,356,264
  207        120             113                240                   233               6/13/97           7/1/07      1,790,197
  208        84               83                360                   359               12/10/97          1/1/05      2,293,031
  209        120             120                360                   360                1/8/98           2/1/08      2,097,082
  210        120             116                360                   356               9/23/97          10/1/07      2,138,874
--------------------------------------------------------------------------------------------------------------------------------
  211        120             118                360                   358               11/4/97          12/1/07      2,073,647
  212        60               58                360                   358               11/10/97         12/1/02      2,233,076
  213        120             116                300                   296               9/19/97          10/1/07      1,926,524

  214        120             118                300                   298               11/6/97          12/1/07      1,889,395
--------------------------------------------------------------------------------------------------------------------------------
  214a
  214b
  214c
  214d

--------------------------------------------------------------------------------------------------------------------------------
  215        120             117                360                   357               10/29/97         11/1/07      1,994,080
  216        120             117                300                   297               10/7/97          11/1/07      1,895,641
  217        120             119                360                   359               12/12/97          1/1/08      1,951,162
  218        120             117                300                   297               10/30/97         11/1/07      1,866,600
  219        120             119                324                   323               12/2/97           1/1/08      1,859,195
--------------------------------------------------------------------------------------------------------------------------------
  220        120             119                360                   359               12/19/97          1/1/08      1,893,167
  221        240             238                240                   238                11/7/97         12/1/17              -
  222        120             120                360                   360                 1/2/98          2/1/08      1,905,043
  223        120             116                360                   356                9/25/97         10/1/07      1,931,160
  224        120             117                360                   357               10/14/97         11/1/07      1,851,851
--------------------------------------------------------------------------------------------------------------------------------
  225        120             120                360                   360                 1/7/98          2/1/08      1,851,429
  226        120             118                360                   358               11/11/97         12/1/07      1,900,987
  227        120             116                360                   356                9/24/97         10/1/07      1,901,091
  228        120             119                360                   359               12/12/97          1/1/08      1,864,734
  229        120             119                360                   359               12/31/97          1/1/08      1,855,065
--------------------------------------------------------------------------------------------------------------------------------
  230        120             119                360                   359               12/18/97          1/1/08      1,836,665
  231        120             119                360                   359               12/19/97          1/1/08      1,755,482
  232        120             118                360                   358               11/19/97         12/1/07      1,787,887
  233        120             118                360                   358               11/20/97         12/1/07      1,759,890
  234        120             116                360                   356               9/30/97          10/1/07      1,764,430
--------------------------------------------------------------------------------------------------------------------------------
  235        240             232                240                   232               5/30/97           6/1/17        120,622
  236        120             117                360                   357               10/17/97         11/1/07      1,735,406
  237        120             117                360                   357               10/20/97         11/1/07      1,730,340
  238        120             118                360                   358               11/10/97         12/1/07      1,635,318
  239        180             179                360                   359               12/12/97          1/1/13      1,415,869
--------------------------------------------------------------------------------------------------------------------------------
  240        84               73                360                   349               2/24/97           3/1/04      1,627,603
  241        120             117                300                   297               10/28/97         11/1/07      1,433,596
  242        120             116                300                   296               9/12/97          10/1/07      1,450,492
  243        120             117                360                   357               10/7/97          11/1/07      1,542,574
  244        120             117                300                   297               10/28/97         11/1/07      1,368,141
--------------------------------------------------------------------------------------------------------------------------------

  245        300             297                300                   297               10/24/97         11/1/22              -
  245a
  245b

--------------------------------------------------------------------------------------------------------------------------------
  246        120             117                360                   357               10/17/97         11/1/07      1,413,087
  247        180             179                300                   299               12/2/97           1/1/13      1,030,014
  248        180             177                192                   189               10/6/97          11/1/12        203,802
  249        240             238                240                   238               11/12/97         12/1/17         55,169
  250        180             179                360                   359               12/12/97          1/1/13      1,058,915
--------------------------------------------------------------------------------------------------------------------------------
  251        84               76                360                   352               5/15/97           6/1/04      1,208,506
  252        228             226                228                   226               11/5/97          12/1/16              -
  253        120             114                360                   354               7/31/97           8/1/07      1,008,644
  254        180             177                300                   297               10/6/97          11/1/12        735,526
  255        120             115                360                   355               8/19/97           9/1/07        946,223
--------------------------------------------------------------------------------------------------------------------------------
  256        240             237                240                   237               10/29/97         11/1/17              -
  257        120             118                360                   358               11/24/97         12/1/07        847,959
  258        120             116                300                   296               9/17/97          10/1/07        789,191
  259        180             177                300                   297               10/6/97          11/1/12        568,361
  260        120             118                360                   358               11/26/97         12/1/07        589,587
--------------------------------------------------------------------------------------------------------------------------------
  261        120             118                300                   298               11/5/97          12/1/07        498,828

                                                                                                   Annual
Control                                                                                              Debt         Net         DSCR
  No.    Property Type                      Prepayment Provisions                                 Service ($)  Cash Flow ($)   (x)
------------------------------------------------------------------------------------------------------------------------------------
   1     Retail - Anchored                  L(2.75),YM1%(2),O(.25) or DEF                          5,285,255    7,181,459      1.36
   2     Retail - Anchored                  L(10),YM1%(4.5),O(.5) or DEF                           3,421,093    4,164,314      1.22
   3     Multifamily - Conventional         L(4),YM1%(5.75),O(.25) or DEF                          2,701,596    3,449,564      1.28
   5     Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                            2,040,708    2,644,942      1.30
------------------------------------------------------------------------------------------------------------------------------------
   6     Hotel - Full Service               L(4),YM1%(5.5),O(.5) or DEF                            1,786,817    2,604,489      1.46
   7     Retail - Anchored                  L(3),YM1%(6.75),O(.25) or DEF                          1,656,803    2,075,303      1.25
   8     Hotel - Full Service               L(4),YM1%(5.5),O(.5) or DEF                            1,776,702    2,639,898      1.49
   9     Retail - Anchored                  3(3),2(3),1(3),O(1)                                    1,715,378    2,110,346      1.23

------------------------------------------------------------------------------------------------------------------------------------
   10    Retail - Anchored                  L(4),YM1%(2.5),O(.5) or DEF                            1,532,357    1,968,125      1.28
  10a    Retail - Anchored
  10b    Retail - Anchored

   11    Retail - Anchored                  L(7),YM1%(4.5),O(.5) or DEF                            1,679,345    3,019,179      1.80
------------------------------------------------------------------------------------------------------------------------------------
   12    Office                             L(4),YM1%(5.75),O(.25) or DEF                          1,535,569    1,967,659      1.28
   13    Multifamily - Conventional         L(3),YM1%(9.5),O(.5) or DEF                            1,498,206    1,787,456      1.19
   14    Office                             L(6),YM1%(8.5),O(.5) or DEF                            1,564,146    1,973,523      1.26
   15    Hotel - Limited Service            L(4),3(2),2(2),1(1.5),O(.5)                            1,586,399    2,508,183      1.58
   16    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                   1,588,224    2,014,210      1.27
------------------------------------------------------------------------------------------------------------------------------------
   17    Industrial/Warehouse               L(10),YM1%(9.5),O(.5) or DEF                           1,720,747    2,248,413      1.31
   18    Hotel - Full Service               L(4),YM1%(5.5),O(.5) or DEF                            1,476,106    2,071,620      1.40
   19    Retail - Anchored                  L(4.417),YM1%(2.583),O(.5) or DEF                      1,557,803    1,931,229      1.24
   20    Multifamily - Conventional         L(4),YM1%(2.5),O(.5)                                   1,282,770    1,808,257      1.41
   22    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                            1,300,439    1,596,479      1.23
------------------------------------------------------------------------------------------------------------------------------------
   23    Multifamily - Conventional         L(4),YM1%(2.5),O(.5)                                   1,181,185    1,603,334      1.36
   24    Retail - Anchored                  L(10),1(4),O(1)                                        1,501,554    2,002,312      1.33

   25    Industrial/Warehouse               L(4),YM1%(5.5),O(.5) or DEF                            1,218,080    1,667,331      1.37
  25a    Industrial/Warehouse
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  25b    Industrial/Warehouse
  25c    Office
  25d    Industrial/Warehouse

   26    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                            1,149,400    1,379,280      1.20
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   27    Retail - Anchored                  L(8),YM1%(6.5),O(.5)                                   1,174,971    1,531,506      1.30
   28    Retail - Anchored                  L(6),YM1%(3.5),O(.5)                                   1,162,640    1,651,418      1.42

   29    Multifamily - Conventional         L(15),YM1%(9.75),O(.25) or DEF                         1,222,925    1,558,644      1.27
  29a    Multifamily - Conventional
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  29b    Multifamily - Conventional
  29c    Multifamily - Conventional
  29d    Multifamily - Conventional
  29e    Multifamily - Conventional

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   30    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                            1,239,149    1,574,101      1.27
   31    Retail - Anchored                  L(7),YM1%(7.5),O(.5) or DEF                            1,064,195    1,328,864      1.25
   32    Hotel - Limited Service            L(7),YM1%(7.5),O(.5) or DEF                            1,143,709    1,703,550      1.49
   33    Multifamily - Conventional         L(4),YM1%(2.5),O(.5)                                   1,025,021    1,265,164      1.23
   34    Retail - Anchored                  L(9),YM1%(5.75),O(.25) or DEF                          1,076,953    1,361,230      1.26
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   35    Retail - Anchored                  L(7),YM1%(3),< YM8%(1),< YM7%(1),< YM6%(1),< YM5%(2),  1,240,342    1,688,867      1.36

                                            < YM4%(1),< YM3%(1),< YM2%(1),< YM1%(1.5),O(.5) or DEF
   36    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                            1,002,956    1,305,746      1.30
   37    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                            1,053,348    1,362,784      1.29
   38    Retail - Anchored                  L(12),DEF(2),O(16)                                     1,019,718    1,232,373      1.21
   39    Retail - Anchored                  L(3),YM1%(6.5),O(.5) or DEF                              994,082    1,334,993      1.34
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   40    Multifamily - Conventional         L(9),YM1%(9),5(1),4(1),3(1),2(1),1(2.5),O(.5) or DEF   1,016,748    1,294,940      1.27
   41    Office                             L(2),YM1%(7.5),O(.5) or DEF                              995,063    1,259,716      1.27
   42    Multifamily - Section 42           L(4),YM1%(5.5),O(.5)                                     993,101    1,233,246      1.24
   43    Office                             L(4),YM1%(5.75),O(.25) or DEF                            987,272    1,268,573      1.28
   44    Retail - Unanchored                L(3),YM1%(3.5),O(.5) or DEF                              944,213    1,275,488      1.35
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   45    Retail - Anchored                  L(3),YM1%(6.5),O(.5)                                     929,982    1,183,120      1.27
   46    Office                             L(4),YM1%(5.5),O(.5) or DEF                              951,945    1,245,886      1.31
   47    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              877,239    1,430,237      1.63

   48    Hotel - Limited Service            L(10),YM1%(9.5),O(.5) or DEF                           1,005,439    1,469,139      1.46
  48a    Hotel - Limited Service
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  48b    Hotel - Limited Service

   49    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                     882,897    1,109,774      1.26
  49a    Retail - Anchored
  49b    Retail - Anchored
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   50    Retail - Anchored                  L(6),YM1%(3.5),O(.5)                                     852,603    1,184,995      1.39
   51    Multifamily - Conventional         L(4),YM1%(5.75),O(.25)                                   835,025    1,012,572      1.21
   52    Retail - Anchored                  L(7),YM1%(7.75),O(.25) or DEF                            823,501    1,037,596      1.26
   53    Office                             L(3),YM1%(6.5),O(.5)                                     860,358    1,152,813      1.34
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   54    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              841,524    1,007,779      1.20
   55    Industrial/Warehouse               L(5),YM1%(4.5),O(.5) or DEF                            1,005,222    1,477,573      1.47
   56    Health Care - Assisted Living/
           Skilled Nursing                  L(4),YM1%(5.5),O(.5) or DEF                              830,937    1,213,987      1.46
   57    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              817,280    1,008,093      1.23
   58    Office                             L(8),YM1%(1.5),O(.5) or DEF                              833,416    1,066,426      1.28
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   59    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              808,846    1,013,036      1.25
   60    Industrial/Warehouse               L(5),5(1),4(1),3(1),2(1.667),O(.33)                      846,048    1,182,582      1.40
   61    Retail - Anchored                  L(4),YM1%(5.75),O(.25)                                   770,260      950,434      1.23
   62    Office                             L(4),YM1%(5.5),O(.5)                                     896,922    1,351,612      1.51
   63    Retail - Anchored                  L(7),YM1%(2.5),O(.5)                                     859,937    1,072,726      1.25
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   64    Industrial/Warehouse               L(7),YM1%(12.5),O(.5)                                    882,052    1,372,572      1.56
   65    Multifamily - Conventional         L(4),YM1%(3),3(1),2(1),1(.5),O(.5)                       827,897      992,584      1.20
   66    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              729,264      913,124      1.25
   67    Retail - Unanchored                L(6),YM1%(3.5),O(.5) or DEF                              779,255    1,299,457      1.67
   68    Multifamily - Conventional         L(10),YM1%(14.5),O(.5) or DEF                            747,897      989,524      1.32
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   69    Retail - Anchored                  L(4),YM1%(5.75),O(.25) or DEF                            710,317    1,011,875      1.42
   70    Office                             L(5),YM1%(4.5),O(.5) or DEF                              704,844      963,350      1.37
   71    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              737,076    1,066,409      1.45
   72    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              665,340      948,214      1.43
   73    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              657,496      948,368      1.44
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   74    Retail - Anchored                  L(7),YM1%(7.5),O(.5) or DEF                              642,645      850,424      1.32
   75    Health Care - Congregate Care      L(4),YM1%(5.5),O(.5)                                     643,584      884,531      1.37
   76    Multifamily - Conventional         L(3),YM1%(6.5),O(.5)                                     618,802      837,689      1.35
   77    Retail - Anchored                  L(5),5(1),4(1),3(1),2(1),1(.5),O(.5)                     604,121      818,555      1.35
   78    Multifamily - Conventional         L(4),YM1%(5.75),O(.25) or DEF                            586,473      753,578      1.28
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   79    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              605,358      847,917      1.40
   80    Retail - Anchored                  L(4),YM1%(5.75),O(.25) or DEF                            566,774      712,124      1.26
   81    Retail - Unanchored                L(5),YM1%(4.5),O(.5) or DEF                              584,467      855,782      1.46
   82    Retail - Anchored                  L(8),YM1%(6.5),O(.5)                                     568,253      711,604      1.25
   83    Hotel - Limited Service            L(5),5(1),4(1),3(1),2(1),1(.5),O(.5) or DEF              618,493      981,551      1.59
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   84    Retail - Anchored                  L(4),YM1%(5.75),O(.25) or DEF                            575,822      781,222      1.36
   85    Retail - Anchored                  L(2),YM1%(4.5),O(.5) or DEF                              606,692      793,989      1.31
   86    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              541,896      689,850      1.27
   87    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                     633,276      799,321      1.26
   88    Office                             L(4),YM1%(5.5),O(.5) or DEF                              551,781      770,525      1.40
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   89    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                     593,773      786,490      1.32
   90    Industrial/Warehouse               L(4),YM1%(2.5),O(.5) or DEF                              582,006      781,397      1.34
   91    Retail - Anchored                  L(7),YM1%(7.5),O(.5) or DEF                              539,629      741,859      1.37
   92    Multifamily - Conventional         L(3),YM1%(16.5),O(.5)                                    607,070      797,223      1.31
   93    Office                             L(4),YM1%(5.5),O(.5) or DEF                              631,140      826,214      1.31
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   94    Office                             L(4),YM1%(5.5),O(.5)                                     577,749      799,488      1.38
   95    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                     599,871      820,071      1.37
   96    Retail - Anchored                  L(6),YM1%(3.5),O(.5) or DEF                              537,408      703,885      1.31
   97    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              570,579      854,195      1.50
   98    Retail - Anchored                  L(7),YM1%(7.5),O(.5) or DEF                              493,623      647,526      1.31
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   99    Retail - Anchored                  L(5),YM1%(4.5),O(.5) or DEF                              499,496      688,279      1.38
  100    Retail - Anchored                  L(10),YM1%(9.75),O(.25) or DEF                           574,862      834,520      1.45
  101    Office                             L(4),YM1%(5.5),O(.5) or DEF                              489,703      650,731      1.33
  102    Health Care - Assisted Living      L(5),5(1),4(1),3(1),2(1),1(1),O(5)                       540,061      848,957      1.57
  103    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                     560,614      743,114      1.33
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  104    Retail - Unanchored                L(7.5),YM1%(7),O(.5) or DEF                              525,534      714,920      1.36
  105    Office                             L(4),YM1%(5.417),O(.5)                                   508,688      640,148      1.26
  106    Multifamily - Conventional         L(2),YM1%(4.5),O(.5) or DEF                              521,266      623,151      1.20
  107    Multifamily - Conventional         L(4),YM1%(5.5),O(.5)                                     484,748      616,817      1.27
  108    Retail - Unanchored                L(4),YM1%(5.5),O(.5)                                     489,553      645,278      1.32
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  109    Office                             L(3),5(1),4(1),3(1),2(3),1(.5),O(.5) or DEF              500,477      715,154      1.43
  110    Office                             L(4),YM1%(5.75),O(.25) or DEF                            470,332      617,690      1.31
  111    Industrial/Warehouse               L(4),YM1%(5.5),O(.5) or DEF                              482,358      707,793      1.47

  112    Retail - Unanchored                L(7),YM1%(11.67),O(.5)                                   550,357      706,590      1.28
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  112a   Retail - Unanchored
  112b   Retail - Unanchored
  112c   Retail - Unanchored
  112d   Retail - Unanchored
  112e   Retail - Unanchored
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  112f   Retail - Unanchored
  112g   Retail - Unanchored
  112h   Retail - Unanchored

  113    Multifamily - Conventional         L(2),YM1%(4.5),O(.5) or DEF                              489,937      587,754      1.20
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  114    Office                             L(2.75),YM(1.75),O(.5) or DEF                            442,032(1)   617,582      1.40

  115    Office                             L(4),YM1%(5.5),O(.5) or DEF                              496,125      669,009      1.35
  115a   Office
  115b   Office
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  116    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              448,220      605,398      1.35
  117    Retail - Anchored                  L(7),YM1%(12.5),O(.5)                                    489,366      639,992      1.31
  118    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                     455,066      615,753      1.35
  119    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              443,036      651,675      1.47
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  120    Multifamily - Conventional         L(3),YM1%(6.5),O(.5)                                     443,845      573,902      1.29
  121    Multifamily - Conventional         L(8),YM1%(16.5),O(.5)                                    463,569      772,703      1.67
  122    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              480,374      630,505      1.31
  123    Retail - Anchored                  L(4),YM1%(2.75),O(.25) or DEF                            424,125      515,009      1.21
  124    Office                             L(2.75),YM(1.75),O(.5) or DEF                            409,200(1)   653,802      1.60
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  125    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              425,826      512,996      1.20
  126    Office                             L(4),YM1%(5.5),O(.5) or DEF                              436,917      563,806      1.29
  127    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              439,499      575,958      1.31
  128    Office                             L(12),YM1%(7.5),O(.5)                                    469,923      602,994      1.28
  129    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              394,743      523,564      1.33
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  130    Self Storage                       L(4),YM1%(5.5),O(.5) or DEF                              477,737      762,438      1.60
  131    Hotel - Limited Service            L(4),YM1%(15.5),O(.5) or DEF                             460,847      946,766      2.05
  132    Office                             L(4),YM1%(2.5),O(.5) or DEF                              376,936      502,562      1.33
  133    Office                             L(4),YM1%(2.5),O(.5) or DEF                              370,575      481,753      1.30
  134    Retail - Unanchored                L(4),5(1),4(1),3(1),2(1),1(1.5),O(.5)                    379,797      515,365      1.36
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  135    Retail - Anchored                  L(4),YM1%(5),O(1)                                        379,426      508,141      1.34
  136    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              366,180      631,256      1.72
  137    Self Storage                       L(4),YM1%(5.5),O(.5) or DEF                              411,073      547,018      1.33
  138    Office                             L(3),5(1),4(1),3(1),2(3),1(.5),O(.5) or DEF              400,382      522,309      1.30
  139    Office                             L(4),YM1%(5.5),O(.5) or DEF                              373,381      468,517      1.25
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  140    Office                             L(3),YM1%(3.5),O(.5) or DEF                              367,184      457,897      1.25
  141    Multifamily - Conventional         L(4),YM1%(4),2(1),O(1)                                   356,972      435,233      1.22
  142    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              367,379      478,938      1.30
  143    Industrial/Warehouse               L(4),YM1%(5.75),O(.25) or DEF                            385,924      517,128      1.34
  144    Retail - Unanchored                L(8),5(1),4(2),3(2),2(1),1(.25),O(.75)                   373,246      476,700      1.28
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  145    Retail - Unanchored                L(4),YM1%(5.75),O(.25) or DEF                            356,870      651,153      1.82
  146    Office                             L(3),YM1%(3.5),O(.5) or DEF                              371,171      467,429      1.26
  147    Retail - Anchored                  L(4),YM1%(5.75),O(.25) or DEF                            364,689      453,359      1.24
  148    Multifamily - Conventional         L(4),YM1%(2.5),O(.5) or DEF                              353,075      440,761      1.25
  149    Office                             L(3),5(1),4(1),3(1),2(3),1(.5),O(.5) or DEF              382,587      493,685      1.29
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  150    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              355,552      467,142      1.31
  151    Retail - Unanchored                L(4),YM1%(5.75),O(.25) or DEF                            349,303      463,739      1.33
  152    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              342,997      482,674      1.41
  153    Multifamily - Conventional         L(4),YM1%(5.75),O(.25) or DEF                            345,185      473,458      1.37
  154    Retail - Unanchored                L(6),YM1%(3.5),O(.5)                                     381,832      549,034      1.44
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  155    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              347,340      446,586      1.29
  156    Retail - Anchored                  L(4),YM1%(2.5),O(.5) or DEF                              345,700      428,275      1.24
  157    Industrial/Warehouse               L(3),YM1%(3.75),O(.25)                                   365,120      467,427      1.28
  158    Retail - Anchored                  L(4),YM1%(2.5),O(.5)                                     338,492      447,970      1.32
  159    Office                             L(4),YM1%(15.5),O(.5) or DEF                             386,187      602,235      1.56
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  160    Retail - Anchored                  L(4),YM1%(5.75),O(.25) or DEF                            339,246      430,835      1.27
  161    Office                             L(4),YM1%(5.5),O(.5) or DEF                              329,727      409,134      1.24
  162    Multifamily - Conventional         L(3),YM1%(6.5),O(.5)                                     337,268      517,207      1.53
  163    Multifamily - Conventional         L(3.83),YM1%(2.5),O(.5) or DEF                           342,080      430,402      1.26
  164    Retail - Unanchored                L(4),YM1%(5.5),O(.5)                                     331,740      449,107      1.35
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  165    Retail - Unanchored                L(2),5(2),4(2),3(1),2(1),1(1.5),O(.5)                    328,001      439,098      1.34
  166    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              361,433      474,437      1.31
  167    Multifamily - Conventional         L(3),YM1%(6.75),O(.25) or DEF                            304,092      453,387      1.49
  168    Industrial/Warehouse               L(6),YM1%(8.5),O(.5) or DEF                              369,969      479,275      1.30

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  169    Retail - Unanchored                L(7),YM1%(7.5),O(.5) or DEF                              301,469      416,093      1.38
  169a   Retail - Unanchored
  169b   Retail - Unanchored

  170    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              297,342      371,554      1.25
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  171    Multifamily - Conventional         L(7),YM1%(7.5),O(.5) or DEF                              297,636      362,604      1.22
  172    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              295,535      370,353      1.25
  173    Office                             L(4),YM1%(5.5),O(.5) or DEF                              311,702      419,733      1.35
  174    Office                             L(4),YM1%(5.5),O(.5)                                     302,768      621,777      2.05
  175    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              287,377      379,187      1.32
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  176    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              279,159      360,541      1.29
  177    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              305,377      410,455      1.34
  178    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                     286,089      369,091      1.29
  179    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              266,926      458,375      1.72
  180    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              296,529      390,855      1.32
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  181    Industrial/Warehouse               L(8),YM1%(11.5),O(.5)                                    317,380      415,301      1.31
  182    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              267,156      334,063      1.25
  183    Retail - Anchored                  L(4),YM1%(5.5),O(.5)                                     279,459      399,027      1.43
  184    Multifamily - Conventional         L(5),YM1%(4.5),O(.5)                                     252,114      307,006      1.22
  185    Multifamily - Conventional         L(4),5(1),4(1),3(1),2(1),1(1),O(1)                       260,363      344,488      1.32
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  186    Multifamily - Conventional         L(4),YM1%(5.75),O(.25) or DEF                            239,026      322,293      1.35
  187    Office                             L(4),YM1%(5.5),O(.5) or DEF                              278,092      375,719      1.35
  188    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              257,411      348,982      1.36
  189    Office                             L(4),YM1%(15.5),O(.5) or DEF                             294,543      431,615      1.47
  190    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              275,025      342,191      1.24
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  191    Mobile Home Park                   L(4),YM1%(5.75),O(.25) or DEF                            248,406      341,259      1.37
  192    Multifamily - Conventional         L(4),YM1%(5.5),O(.5)                                     226,937      313,170      1.38
  193    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              231,266      385,670      1.67
  194    Multifamily - Conventional         L(2),YM1%(4.5),O(.5) or DEF                              246,545      297,106      1.21
  195    Multifamily - Conventional         L(4),YM1%(5.5),O(.5)                                     242,581      293,352      1.21
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  196    Multifamily - Conventional         L(2),YM1%(4.5),O(.5) or DEF                              239,501      315,644      1.32
  197    Hotel - Limited Service            L(10),YM1%(7),5(1),4(1),3(1),2(1),1(1.5),O(.5)           256,450      491,045      1.91
  198    Retail - Unanchored                L(4),YM1%(5.5),O(.5)                                     228,323      331,734      1.45
  199    Multifamily - Conventional         L(10),YM1%(14.5),O(.5) or DEF                            237,330      291,609      1.23
  200    Retail - Unanchored                L(7),YM1%(7.5),O(.5) or DEF                              216,501      284,600      1.31
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  201    Office                             L(3),5(1),4(1),3(1),2(3),1(.5),O(.5) or DEF              235,780      325,728      1.38
  202    Office                             L(4),YM1%(5.5),O(.5) or DEF                              210,381      279,192      1.33
  203    Industrial/Warehouse               L(4),YM1%(5.75),O(.25) or DEF                            248,324      430,844      1.74
  204    Multifamily - Conventional         L(3),YM1%(3.5),O(.5) or DEF                              205,467      351,710      1.71
  205    Multifamily - Conventional         L(5),YM1%(9.5),O(.5) or DEF                              217,417      293,043      1.35
------------------------------------------------------------------------------------------------------------------------------------
  206    Retail - Unanchored                L(4),YM1%(2.4167),O(.5) or DEF                           229,824      314,335      1.37
  207    Multifamily - Conventional         L(4),YM1%(5.5),O(.5)                                     259,209      362,796      1.40
  208    Office                             L(4),3(1),2(1),1(.5),O(.5)                               205,637      273,322      1.33
  209    Industrial/Warehouse               L(2),YM1%(7.5),O(.5) or DEF                              193,351      250,260      1.29
  210    Retail - Unanchored                L(5),YM1%(4.5),O(.5) or DEF                              208,520      287,607      1.38
------------------------------------------------------------------------------------------------------------------------------------
  211    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              196,407      250,578      1.28
  212    Office                             L(2),YM(1),2.5(1),1.5(.5),O(.5) or DEF                   192,948      244,099      1.27
  213    Industrial/Warehouse               L(4),YM1%(5.5),O(.5) or DEF                              214,263      288,499      1.35

  214    Retail - Unanchored                L(5),YM1%(4.5),O(.5) or DEF                              211,014      304,738      1.44
------------------------------------------------------------------------------------------------------------------------------------
  214a   Retail - Unanchored
  214b   Retail - Unanchored
  214c   Retail - Unanchored
  214d   Retail - Unanchored

------------------------------------------------------------------------------------------------------------------------------------
  215    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              192,039      266,793      1.39
  216    Retail - Unanchored                L(5),YM1%(4.75),O(.25)                                   213,204      325,845      1.53
  217    Parking Garage                     L(4),YM1%(5.5),O(.5) or DEF                              188,049      256,532      1.36
  218    Office                             L(2),YM1%(7.5),O(.5)                                     212,701      276,302      1.30
  219    Office                             L(4),YM1%(5.5),O(.5) or DEF                              190,625      251,306      1.32
------------------------------------------------------------------------------------------------------------------------------------
  220    Multifamily - Section 42           L(4),YM1%(5),O(1)                                        177,773      216,638      1.22
  221    Office                             L(10),YM1%(9.5),O(.5) or DEF                             211,549      281,238      1.33
  222    Office                             L(4),YM1%(5.5),O(.5) or DEF                              182,877      238,739      1.31
  223    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              192,740      297,359      1.54
  224    Multifamily - Conventional         L(4),YM1%(5),O(1)                                        174,429      219,828      1.26
------------------------------------------------------------------------------------------------------------------------------------
  225    Multifamily - Conventional         L(4),YM1%(5.75),O(.25)                                   169,310      245,330      1.45
  226    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                              187,466      272,472      1.45
  227    Retail - Anchored                  L(4),YM1%(5.5),O(.5) or DEF                              188,802      270,010      1.43
  228    Office                             L(4),YM1%(5.75),O(.25) or DEF                            180,014      245,098      1.36
  229    Retail - Anchored                  L(4),YM1%(5.75),O(.25) or DEF                            176,375      258,358      1.46
------------------------------------------------------------------------------------------------------------------------------------
  230    Multifamily - Conventional         L(4),YM1%(5.75),O(.25) or DEF                            169,692      226,871      1.34
  231    Multifamily - Section 42           L(4),YM1%(5),O(1)                                        164,844      204,519      1.24
  232    Self Storage                       L(3),YM1%(6.5),O(.5)                                     175,936      239,959      1.36
  233    Multifamily - Conventional         L(4),YM1%(5.75),O(.25) or DEF                            165,353      218,294      1.32
  234    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              166,991      207,354      1.24
------------------------------------------------------------------------------------------------------------------------------------
  235    Office                             L(10),YM1%(9.5),O(.5)                                    218,565      283,534      1.30
  236    Retail - Unanchored                L(4),YM1%(5.5),O(.5)                                     175,226      236,544      1.35
  237    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              166,671      203,576      1.22
  238    Multifamily - Conventional         L(5),5(1),4(1),3(1),2(1),1(.75),O(.25)                   155,682      209,545      1.35
  239    Retail - Anchored                  L(7),YM1%(7.5),O(.5) or DEF                              150,438      199,058      1.32
------------------------------------------------------------------------------------------------------------------------------------
  240    Multifamily - Conventional         L(2),YM1%(4.5),O(.5) or DEF                              154,971      190,242      1.23
  241    Multifamily - Conventional         L(3.5),5(1),4(1),3(1),2(1),1(2),O(.5) or DEF             159,309      202,456      1.27
  242    Office                             L(5),YM1%(4.5),O(.5) or DEF                              164,874      351,913      2.13
  243    Multifamily - Conventional         L(4),YM1%(5.5),O(.5) or DEF                              147,192      180,214      1.22
  244    Industrial/Warehouse               L(4),YM1%(5.5),O(.5)                                     151,162      198,976      1.32
------------------------------------------------------------------------------------------------------------------------------------

  245    Office                             L(4),YM1%(20.5),O(.5) or DEF                             156,186      207,187      1.33
  245a   Office
  245b   Office

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  246    Retail - Anchored                  L(5),5(2),4(2),3(.75),O(.25) or DEF                      134,249      168,446      1.25
  247    Office                             L(4),YM1%(10.75),O(.25) or DEF                           143,065      209,662      1.47
  248    Retail - Unanchored                L(5),< YM2%(9.5),O(.5)                                   172,910      226,904      1.31
  249    Retail - Anchored                  L(4),YM1%(15.5),O(.5) or DEF                             141,569      174,063      1.23
  250    Retail - Unanchored                L(7),YM1%(7.5),O(.5) or DEF                              114,050      164,173      1.44
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  251    Multifamily - Conventional         L(1.83),YM1%(4.67),O(.5) or DEF                          118,847      156,129      1.31
  252    Retail - Unanchored                L(4),YM1%(14.5),O(.5) or DEF                             128,636      176,072      1.37
  253    Office                             L(3),5(1),4(1),3(1),2(3),1(.5),O(.5) or DEF              100,095      129,509      1.29
  254    Industrial/Warehouse               L(5),< YM2%(9.5),O(.5)                                   102,580      148,785      1.45
  255    Multifamily - Conventional         L(3),YM1%(6.5),O(.5)                                      90,219      152,489      1.69
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  256    Multifamily - Conventional         L(4),YM1%(15.5),O(.5)                                     97,849      117,453      1.20
  257    Multifamily - Conventional         L(4),YM1%(5.5),O(.5)                                      80,550      113,023      1.40
  258    Retail - Unanchored                L(5),YM1%(4.5),O(.5)                                      90,112      113,027      1.25
  259    Retail - Unanchored                L(5),< YM2%(9.5),O(.5)                                    79,267      112,984      1.43
  260    Retail - Unanchored                L(4),YM1%(5.5),O(.5) or DEF                               56,619       78,336      1.38
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  261    Office                             L(4),YM1%(5.5),O(.5) or DEF                               57,794       76,161      1.32


                                                                                                                 Sq. Ft.,
                                               Cutoff                                                              Units
Control         Appraised    Appraisal          Date           Maturity Date          Year              Year     Bed, Pad
  No.           Value ($)      Year          LTV Ratio(%)      LTV Ratio (%)          Built           Renovated  or Room
------------------------------------------------------------------------------------------------------------------------------------
   1           89,000,000      1997             70.2               66.9               1956              1991     866,424 Sq Foot
   2           57,000,000      1997             73.6               56.9             1996-1997            N/A     576,639 Sq Foot
   3           42,500,000      1997             78.1               68.4              1972-74           1994-97       770 Unit
   5           30,500,000      1997             74.2               66.9               1990               N/A     223,011 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   6           27,500,000      1997             74.0               60.0               1973              1988         249 Room
   7           25,500,000      1997             78.4               69.0              1988-91             N/A     390,794 Sq Foot
   8           25,800,000      1997             77.4               63.0               1973               N/A         500 Room
   9           26,000,000      1997             74.9               67.0               1988               N/A     231,686 Sq Foot

------------------------------------------------------------------------------------------------------------------------------------
   10          24,065,000      1997             79.9               73.6               1997               N/A     175,661 Sq Foot
  10a          22,800,000      1997                                                   1997               N/A     175,661 Sq Foot
  10b           1,265,000      1997                                                   1997               N/A     175,661 Sq Foot

   11          37,500,000      1997             50.5               43.7               1997               N/A     336,297 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   12          24,400,000      1997             75.7               65.6               1985               N/A     155,099 Sq Foot
   13          22,900,000      1997             80.0               65.5              1968-72             N/A         699 Unit
   14          25,000,000      1997             73.1               57.7               1920             1980's    255,049 Sq Foot
   15          24,000,000      1997             74.8               60.8               1986               N/A         241 Room
   16          24,500,000      1997             72.5               59.1              1989-90             N/A     291,330 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   17          29,650,000      1997             59.8               0.0               1985-91             N/A     586,960 Sq Foot
   18          24,500,000      1997             67.2               54.8               1986              1994         236 Room
   19          23,300,000      1997             69.4               64.8               1989               N/A     234,157 Sq Foot
   20          20,345,000      1997             79.1               72.1               1990               N/A         360 Unit
   22          19,000,000      1997             79.8               71.0               1974              1992         362 Unit
------------------------------------------------------------------------------------------------------------------------------------
   23          19,270,000      1997             76.9               70.1               1995               N/A         336 Unit
   24          21,500,000      1996             68.6               45.8               1995               N/A     144,022 Sq Foot

   25          18,300,000      1997             79.5               70.2            1980,85,88            N/A     358,945 Sq Foot
  25a           7,600,000      1997                                                   1988               N/A     157,266 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  25b           1,200,000      1997                                                   1980               N/A      24,000 Sq Foot
  25c           3,300,000      1997                                                   1985               N/A      45,679 Sq Foot
  25d           6,200,000      1997                                                   1988               N/A     132,000 Sq Foot

   26          18,100,000      1997             78.4               68.7               1996               N/A         248 Unit
------------------------------------------------------------------------------------------------------------------------------------
   27          18,500,000      1997             76.2               59.4              1987-90             N/A     153,559 Sq Foot
   28          18,750,000      1997             74.9               66.0               1991               N/A     163,410 Sq Foot

   29          17,250,000      1997             79.4               0.0             1969,72,73           1990         538 Unit
  29a           5,400,000      1997                                                   1969              1990         152 Unit
------------------------------------------------------------------------------------------------------------------------------------
  29b           3,500,000      1997                                                   1972               N/A          88 Unit
  29c           3,100,000      1997                                                   1972               N/A         120 Unit
  29d           2,600,000      1997                                                   1973               N/A          92 Unit
  29e           2,650,000      1997                                                   1972               N/A          86 Unit

------------------------------------------------------------------------------------------------------------------------------------
   30          18,700,000      1997             71.3               63.5               1986               N/A     191,776 Sq Foot
   31          16,800,000      1997             77.3               59.8               1982               N/A     202,051 Sq Foot
   32          18,600,000      1997             69.8               45.1               1994               N/A         175 Room
   33          16,285,000      1997             78.9               72.0               1989               N/A         280 Unit
   34          15,750,000      1997             79.9               63.1               1997               N/A     164,448 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   35          18,500,000      1997             67.8               0.0                1997               N/A      83,500 Sq Foot


   36          16,350,000      1997             75.5               66.1              1985-86             N/A     175,934 Sq Foot
   37          16,400,000      1997             74.9               66.6               1989              1995     214,991 Sq Foot
   38          15,000,000      1997             80.0               0.0                1995               N/A      92,492 Sq Foot
   39          16,000,000      1997             75.0               66.0               1973             1990's    133,067 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   40          16,000,000      1997             75.0               26.4               1969               N/A         638 Unit
   41          15,900,000      1997             75.4               66.5               1989               N/A      86,706 Sq Foot
   42          16,300,000      1997             73.5               64.8               1966               N/A         499 Unit
   43          16,100,000      1997             71.4               57.4               1932              1996      75,322 Sq Foot
   44          17,000,000      1997             67.5               62.6               1898              1986      91,018 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   45          14,300,000      1997             80.0               70.1               1989               N/A     129,554 Sq Foot
   46          16,500,000      1997             68.4               60.6              1987-89             N/A     163,537 Sq Foot
   47          15,100,000      1997             70.0               64.3               1979             1994-96       420 Unit

   48          14,800,000      1997             70.8               0.0               Various             N/A         260 Room
  48a           8,300,000      1997                                                   1989               N/A         130 Room
------------------------------------------------------------------------------------------------------------------------------------
  48b           6,500,000      1997                                                   1986               N/A         130 Room

   49          13,500,000      1997             77.0               68.3               1990               N/A     193,087 Sq Foot
  49a           6,000,000      1997                                                   1990               N/A      95,137 Sq Foot
  49b           7,500,000      1997                                                   1990               N/A      97,950 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------

   50          13,750,000      1997             74.9               66.0              1990-92             N/A     152,611 Sq Foot
   51          12,800,000      1997             79.3               69.7              1958-59            1990         264 Unit
   52          14,000,000      1997             71.4               55.4             1970's-87            N/A     270,320 Sq Foot
   53          18,300,000      1997             54.5               48.6               1990               N/A     155,193 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   54          12,500,000      1997             79.8               70.7               1991               N/A         208 Unit
   55          14,700,000      1997             67.6               48.0             1920-1935          1989-92   404,072 Sq Foot
   56
               13,200,000      1997             73.8               65.5               1982               N/A         155 Bed
   57          12,200,000      1997             79.8               70.6               1988               N/A         184 Unit
   58          13,250,000      1997             72.4               58.4               1976               N/A     128,992 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   59          12,250,000      1997             77.4               68.7              1950,71            1987     184,670 Sq Foot
   60          14,800,000      1997             64.0               57.6               1969               N/A     404,000 Sq Foot
   61          12,500,000      1997             75.2               66.0               1988               N/A     118,396 Sq Foot
   62          19,200,000      1997             48.8               40.8              1965-74             N/A     141,514 Sq Foot
   63          12,600,000      1997             72.8               66.3               1982               N/A     103,358 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   64          16,000,000      1997             55.5               0.0             1960's-80's           N/A     334,845 Sq Foot
   65          11,775,000      1997             75.2               67.2              1970-71           1990-91       228 Unit
   66          10,950,000      1997             79.9               70.5               1990               N/A         240 Unit
   67          12,850,000      1997             67.9               61.1              1965-84             N/A     115,238 Sq Foot
   68          11,600,000      1997             74.9               4.2                1995               N/A         144 Unit
------------------------------------------------------------------------------------------------------------------------------------
   69          13,100,000      1997             65.6               57.7               1994               N/A      50,000 Sq Foot
   70          11,300,000      1997             74.9               66.1              1970's            1995-96   192,889 Sq Foot
   71          11,250,000      1997             71.8               64.9              1989-95             N/A     102,320 Sq Foot
   72          10,800,000      1997             74.0               65.3               1974              1990     195,472 Sq Foot
   73          11,750,000      1997             68.0               62.3               1970               N/A         352 Unit
------------------------------------------------------------------------------------------------------------------------------------
   74          10,200,000      1997             75.9               59.1               1988              1990      97,516 Sq Foot
   75           9,400,000      1997             79.6               63.0               1985               N/A         100 Bed
   76           9,200,000      1997             79.5               70.5               1980               N/A         324 Unit
   77           9,600,000      1997             75.0               66.2              1976-89             N/A     143,021 Sq Foot
   78           9,000,000      1997             80.0               70.1            1977, 1997           1996         187 Unit
------------------------------------------------------------------------------------------------------------------------------------
   79           9,650,000      1997             73.6               65.3              1950's             1988     101,542 Sq Foot
   80           9,700,000      1997             72.1               62.1               1963              1991      94,586 Sq Foot
   81           9,350,000      1997             74.8               66.0               1997               N/A      42,880 Sq Foot
   82           8,600,000      1997             79.9               62.1               1997               N/A     108,508 Sq Foot
   83          10,200,000      1997             66.6               54.6              1950's             1997         158 Room
------------------------------------------------------------------------------------------------------------------------------------
   84           9,000,000      1997             75.0               66.5              1958,94             N/A     214,421 Sq Foot
   85           9,400,000      1997             71.7               67.0              1970's             1986     190,696 Sq Foot
   86           8,880,000      1997             74.3               65.3               1985               N/A      81,559 Sq Foot
   87           8,800,000      1997             74.7               67.0               1985               N/A     101,048 Sq Foot
   88           9,450,000      1997             68.9               61.1               1994               N/A      87,261 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   89          10,650,000      1997             60.9               50.1               1967              1990     308,064 Sq Foot
   90           8,660,000      1997             74.8               66.5               1986               N/A     133,413 Sq Foot
   91           8,060,000      1997             79.3               62.3               1996               N/A      48,374 Sq Foot
   92           8,635,000      1997             73.8               28.7               1997               N/A         168 Unit
   93           8,750,000      1997             72.1               59.8               1929               N/A     168,049 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   94           8,400,000      1997             74.1               65.9               1913             1993-94   261,088 Sq Foot
   95           8,400,000      1997             73.4               66.0               1974               N/A      90,519 Sq Foot
   96           8,200,000      1997             74.8               66.9               1991               N/A      82,193 Sq Foot
   97           8,500,000      1997             72.2               59.7               1997               N/A      42,657 Sq Foot
   98           7,700,000      1997             78.3               60.6               1990               N/A      45,957 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   99           8,000,000      1997             75.0               66.1               1961               N/A      56,020 Sq Foot
  100           9,500,000      1997             63.2               0.0                1970             1996-97   198,787 Sq Foot
  101           8,100,000      1997             74.0               65.0               1979              1996      75,363 Sq Foot
  102           8,100,000      1997             74.0               48.5               1923              1969         190 Bed
  103           7,800,000      1997             76.8               59.9               1993               N/A     141,397 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  104           8,400,000      1997             71.2               46.0            1980's-90's           N/A      91,477 Sq Foot
  105           7,860,000      1997             74.9               65.7               1997               N/A      71,550 Sq Foot
  106           7,400,000      1997             79.4               74.0               1973               N/A         280 Unit
  107           7,400,000      1997             78.2               69.2               1982               N/A         160 Unit
  108           8,000,000      1997             71.2               63.3               1978               N/A      65,994 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  109           7,500,000      1997             74.8               67.2               1989               N/A      55,221 Sq Foot
  110           7,100,000      1997             78.8               69.7              1986-87             N/A      49,345 Sq Foot
  111           7,650,000      1997             73.1               65.1               1990               N/A     196,728 Sq Foot

  112           7,735,000      1997             71.9               0.0               Various             N/A     216,950 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  112a          1,150,000      1997                                                   1995               N/A      31,200 Sq Foot
  112b          1,250,000      1997                                                   1995               N/A      31,200 Sq Foot
  112c          1,200,000      1997                                                   1995               N/A      27,500 Sq Foot
  112d            820,000      1997                                                   1993               N/A      22,400 Sq Foot
  112e          1,100,000      1997                                                   1995               N/A      30,700 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  112f          1,075,000      1997                                                   1995               N/A      30,700 Sq Foot
  112g            540,000      1997                                                   1973               N/A      23,250 Sq Foot
  112h            600,000      1997                                                   1990               N/A      20,000 Sq Foot

  113           8,600,000      1997             64.2               59.8               1964               N/A         123 Unit
------------------------------------------------------------------------------------------------------------------------------------
  114          10,250,000      1997             53.9               52.3              1981-82             N/A      81,267 Sq Foot

  115           7,300,000      1997             74.8               67.5               1983              1997      93,113 Sq Foot
  115a          4,500,000      1997                                                   1983              1997      61,113 Sq Foot
  115b          2,800,000      1997                                                   1983              1997      32,000 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------

  116           6,740,000      1997             80.0               73.5               1972               N/A         143 Unit
  117           7,200,000      1997             74.8               38.1               1997               N/A      53,630 Sq Foot
  118           7,100,000      1997             75.2               66.8               1985               N/A      69,198 Sq Foot
  119           6,700,000      1997             78.7               69.6               1972               N/A         195 Unit
------------------------------------------------------------------------------------------------------------------------------------
  120           6,700,000      1997             78.3               69.5               1978              1996         232 Unit
  121           8,200,000      1997             63.3               4.1                1995               N/A         228 Unit
  122           7,300,000      1997             71.1               57.5               1984               N/A      98,790 Sq Foot
  123           6,700,000      1997             76.6               70.9               1980              1997      86,665 Sq Foot
  124           8,400,000      1997             60.8               59.1               1955             1994-95    42,050 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  125           6,400,000      1997             79.5               70.3               1989               N/A         161 Unit
  126           6,800,000      1997             73.4               65.6               1966              1990      52,481 Sq Foot
  127           6,720,000      1997             74.2               60.2               1984               N/A      50,912 Sq Foot
  128           6,500,000      1997             74.5               0.0                1997               N/A      47,421 Sq Foot
  129           6,300,000      1997             74.5               65.9               1984               N/A      91,437 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  130           8,000,000      1997             58.2               41.7               1959              1990      92,511 Sq Foot
  131           8,500,000      1997             54.4               0.0                1994               N/A         132 Room
  132           6,600,000      1997             69.6               64.4               1984               N/A      66,768 Sq Foot
  133           6,000,000      1997             74.9               69.4               1985               N/A      54,248 Sq Foot
  134           6,000,000      1997             74.9               65.2               1980               N/A      80,808 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  135           6,000,000      1997             74.9               65.2               1971               N/A     103,165 Sq Foot
  136           6,800,000      1997             66.1               60.5               1984               N/A         240 Unit
  137           6,260,000      1997             71.8               59.0            1980,85-96            N/A     137,250 Sq Foot
  138           6,000,000      1997             74.8               67.2               1988               N/A      61,622 Sq Foot
  139           6,100,000      1997             72.9               64.4              1982/83             N/A     119,047 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  140           6,250,000      1997             71.1               65.9               1988               N/A      55,855 Sq Foot
  141           5,500,000      1997             79.9               68.9               1977               N/A         252 Unit
  142           5,900,000      1997             74.5               65.8              1996-97             N/A      44,348 Sq Foot
  143           6,200,000      1997             70.5               57.2               1989               N/A     278,000 Sq Foot
  144           5,800,000      1997             74.8               59.3               1920             1980's     29,068 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  145           7,800,000      1997             55.4               48.8               1996               N/A      97,378 Sq Foot
  146           6,500,000      1997             66.5               62.0               1991               N/A      56,192 Sq Foot
  147           5,400,000      1997             79.6               70.5               1993               N/A      51,926 Sq Foot
  148           5,370,000      1997             80.0               74.0            1953 & 1974           N/A         186 Unit
  149           6,000,000      1997             71.5               64.3               1900              1983      83,274 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  150           6,115,000      1997             69.5               64.5               1973               N/A         137 Unit
  151           5,600,000      1997             75.0               66.1               1988               N/A      47,580 Sq Foot
  152           5,620,000      1997             74.7               65.5               1988               N/A      62,028 Sq Foot
  153           5,565,000      1997             75.4               66.3               1990               N/A         144 Unit
  154           5,700,000      1997             73.6               65.1               1985               N/A      71,280 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  155           5,200,000      1997             79.8               70.6               1982               N/A         105 Unit
  156           5,290,000      1997             77.4               72.0               1971               N/A     147,812 Sq Foot
  157           5,450,000      1997             74.8               65.2               1978               N/A     306,970 Sq Foot
  158           5,125,000      1997             79.3               73.6               1988               N/A      87,775 Sq Foot
  159           5,800,000      1997             69.7               0.0                1970              1985     128,572 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  160           5,000,000      1997             80.0               70.8               1993               N/A      50,198 Sq Foot
  161           5,100,000      1997             78.4               69.0               1985               N/A      69,377 Sq Foot
  162           5,000,000      1997             79.8               70.7               1973              1996         306 Unit
  163           5,300,000      1997             73.4               68.8              1910-30             N/A          30 Unit
  164           5,075,000      1997             74.8               66.8               1996               N/A      55,200 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  165           6,100,000      1997             61.4               54.9               1920              1991      20,045 Sq Foot
  166           5,200,000      1997             71.9               65.9               1992               N/A      42,919 Sq Foot
  167           4,920,000      1997             75.1               66.1              1995-96             N/A         112 Unit
  168           4,900,000      1997             74.7               33.1             1895-1985            N/A     174,590 Sq Foot

------------------------------------------------------------------------------------------------------------------------------------
  169           4,900,000      1997             73.4               57.4              1986-87             N/A      65,657 Sq Foot
  169a                         1997                                                   1986               N/A      40,502 Sq Foot
  169b                         1997                                                   1987               N/A      25,155 Sq Foot

  170           5,000,000      1997             71.9               66.0               1986               N/A         136 Unit
------------------------------------------------------------------------------------------------------------------------------------
  171           4,700,000      1997             76.5               59.5               1986               N/A          70 Unit
  172           4,450,000      1997             79.6               70.3               1995               N/A          80 Unit
  173           4,700,000      1997             74.4               66.8               1987               N/A      43,392 Sq Foot
  174          12,500,000      1997             28.0               22.5               1981               N/A     219,585 Sq Foot
  175           4,600,000      1997             74.3               65.8               1966              1993     106,648 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  176           4,800,000      1997             70.8               62.2               1984               N/A      55,043 Sq Foot
  177           4,600,000      1997             73.0               58.8               1988               N/A      33,036 Sq Foot
  178           4,250,000      1997             77.8               68.1               1964              1987      52,311 Sq Foot
  179           5,150,000      1997             64.0               58.5               1987               N/A         106 Unit
  180           4,100,000      1997             79.7               75.2               1985               N/A         192 Unit
------------------------------------------------------------------------------------------------------------------------------------
  181           4,800,000      1997             66.4               0.0               1988-91             N/A     117,694 Sq Foot
  182           4,100,000      1997             76.8               68.0               1979             1995-96    53,820 Sq Foot
  183           4,350,000      1997             72.0               64.6               1960              1992      96,958 Sq Foot
  184           4,000,000      1997             78.0               68.2              1987-89             N/A         120 Unit
  185           3,910,000      1997             79.1               70.0               1971               N/A         175 Unit
------------------------------------------------------------------------------------------------------------------------------------
  186           3,800,000      1997             79.0               68.8               1985               N/A         172 Unit
  187           4,500,000      1997             66.6               55.0               1986               N/A      64,789 Sq Foot
  188           4,160,000      1997             72.0               64.1               1986              1996      39,637 Sq Foot
  189           5,220,000      1997             57.3               0.0                1995               N/A      49,118 Sq Foot
  190           3,900,000      1996             76.5               68.1               1970               N/A         137 Unit
------------------------------------------------------------------------------------------------------------------------------------
  191           3,850,000      1997             75.3               60.4               1976               N/A         186 Pad
  192           3,540,000      1997             79.1               69.2               1984               N/A         112 Unit
  193           3,900,000      1997             71.7               65.8               1977               N/A         102 Unit
  194           3,500,000      1997             79.4               74.0               1976              1993         140 Unit
  195           3,480,000      1997             78.8               64.0               1971               N/A         115 Unit
------------------------------------------------------------------------------------------------------------------------------------
  196           3,400,000      1997             79.4               74.0               1982               N/A         112 Unit
  197           4,700,000      1997             57.4               0.0               1995-96            1996          80 Room
  198           3,600,000      1997             74.9               66.4               1971              1987      52,938 Sq Foot
  199           3,400,000      1997             79.2               0.0               1996-97             N/A          72 Unit
  200           3,550,000      1997             74.6               57.7               1979              1992      57,910 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  201           3,850,000      1997             68.6               61.7               1947              1988      55,222 Sq Foot
  202           3,350,000      1997             74.6               66.0               1984               N/A      23,939 Sq Foot
  203           3,750,000      1997             66.6               46.8              1938-43           1980's    186,980 Sq Foot
  204           3,800,000      1997             65.7               60.2               1973               N/A         104 Unit
  205           3,220,000      1997             77.5               61.7               1962               N/A         190 Unit
------------------------------------------------------------------------------------------------------------------------------------
  206           3,730,000      1997             66.9               63.2               1979               N/A      59,354 Sq Foot
  207           3,450,000      1997             71.7               51.9               1979              1996         345 Unit
  208           3,300,000      1997             75.0               69.5               1987               N/A      29,912 Sq Foot
  209           3,000,000      1997             80.0               69.9               1997               N/A      50,940 Sq Foot
  210           3,400,000      1997             70.4               62.9               1984               N/A      56,481 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  211           3,150,000      1997             74.5               65.8              1966-69             N/A          87 Unit
  212           3,150,000      1997             74.5               70.9               1981               N/A      56,955 Sq Foot
  213           3,350,000      1997             69.9               57.5              1914-94           1990's    119,263 Sq Foot

  214           3,070,000      1997             74.8               61.5              1985-86             N/A      39,590 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  214a            810,000      1997                                                   1985               N/A       3,360 Sq Foot
  214b            900,000      1997                                                   1985               N/A       1,920 Sq Foot
  214c            560,000      1997                                                   1986               N/A       3,300 Sq Foot
  214d            800,000      1997                                                   1985               N/A       2,800 Sq Foot

------------------------------------------------------------------------------------------------------------------------------------
  215           3,100,000      1997             74.0               64.3               1972               N/A         104 Unit
  216           3,950,000      1997             58.1               48.0               1984               N/A      33,686 Sq Foot
  217           3,100,000      1997             72.5               62.9               1965               N/A      35,286 Sq Foot
  218           3,000,000      1997             74.8               62.2               1987               N/A      50,000 Sq Foot
  219           3,550,000      1997             61.9               52.4               1972              1997      47,106 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  220           2,750,000      1997             79.9               68.8               1987               N/A          95 Unit
  221           3,375,000      1997             64.7               0.0                1992               N/A      33,664 Sq Foot
  222           2,900,000      1997             74.1               65.7               1992               N/A      27,378 Sq Foot
  223           2,870,000      1997             74.8               67.3               1986               N/A      35,134 Sq Foot
  224           2,750,000      1997             78.0               67.3             1986-1988            N/A          82 Unit
------------------------------------------------------------------------------------------------------------------------------------
  225           2,700,000      1997             78.7               68.6               1972               N/A         120 Unit
  226           3,000,000      1997             70.8               63.4               1989               N/A      45,800 Sq Foot
  227           3,500,000      1997             60.5               54.3               1973               N/A      90,475 Sq Foot
  228           2,900,000      1997             72.4               64.3               1987               N/A      26,296 Sq Foot
  229           3,000,000      1997             70.0               61.8               1988               N/A      50,154 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  230           2,735,000      1997             76.7               67.2              1979-83             N/A          78 Unit
  231           2,550,000      1997             79.9               68.8               1987               N/A         100 Unit
  232           2,800,000      1997             71.4               63.9              1995-96             N/A      90,905 Sq Foot
  233           2,500,000      1997             79.9               70.4               1963              1995          80 Unit
  234           2,500,000      1997             79.8               70.6               1983              1997          60 Unit
------------------------------------------------------------------------------------------------------------------------------------
  235           3,300,000      1997             60.0               3.7                1987               N/A      41,411 Sq Foot
  236           2,600,000      1997             75.8               66.7               1988               N/A      43,170 Sq Foot
  237           2,470,000      1997             78.8               70.1               1974               N/A          80 Unit
  238           2,350,000      1997             78.6               69.6               1948              1984          83 Unit
  239           2,440,000      1997             74.8               58.0               1981               N/A      57,910 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  240           2,200,000      1997             79.4               74.0               1971               N/A          92 Unit
  241           2,300,000      1997             75.9               62.3               1969              1990         143 Unit
  242           3,650,000      1997             47.8               39.7               1984              1989      30,390 Sq Foot
  243           2,200,000      1997             79.1               70.1               1962              1996          49 Unit
  244           2,300,000      1997             72.6               59.5             1960-70's           1991     164,863 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------

  245           2,890,000      1997             56.2               0.0                1979               N/A      40,423 Sq Foot
  245a          1,550,000      1997                                                   1979               N/A      20,269 Sq Foot
  245b          1,340,000      1997                                                   1979               N/A      20,154 Sq Foot

------------------------------------------------------------------------------------------------------------------------------------
  246           2,400,000      1997             66.6               58.9               1987               N/A      14,350 Sq Foot
  247           2,200,000      1997             70.4               46.8               1979               N/A      30,504 Sq Foot
  248           2,280,000      1997             67.5               8.9                1988               N/A      14,140 Sq Foot
  249           2,050,000      1997             71.0               2.7                1997               N/A      10,125 Sq Foot
  250           1,735,000      1997             77.8               61.0               1984               N/A      14,957 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  251           2,200,000      1997             58.8               54.9               1973               N/A          89 Unit
  252           1,750,000      1997             71.2               0.0                1996               N/A      14,000 Sq Foot
  253           1,500,000      1997             74.8               67.2               1986               N/A      15,960 Sq Foot
  254           1,480,000      1997             74.1               49.7               1997               N/A       9,816 Sq Foot
  255           1,550,000      1997             68.8               61.0               1971              1996         100 Unit
------------------------------------------------------------------------------------------------------------------------------------
  256           1,260,000      1997             78.9               0.0                1996               N/A          20 Unit
  257           1,200,000      1997             79.9               70.7               1992               N/A          29 Unit
  258           1,340,000      1997             70.7               58.9               1960              1994       7,000 Sq Foot
  259           1,200,000      1997             70.6               47.4               1997               N/A      11,140 Sq Foot
  260             900,000      1997             73.8               65.5               1988               N/A       7,000 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  261           1,170,000      1997             52.5               42.6             1984-1991            N/A      14,947 Sq Foot

                                                                                                 Largest Retail Tenant
            Loan per                                                              --------------------------------------------------
          Sq. Ft., Units                                                                                        Tenant
Control     Bed, Pad      Occupancy      Rent Roll     Underwriting                                           Area Leased   Lease
  No.       or Room($)   Percentage(%)      Date        Reserves($)      per          Tenant Name              (Sq. Ft.)   Exp Date
------------------------------------------------------------------------------------------------------------------------------------
   1            72.14        88.3         11/14/97                0.15 Sq Foot    JC Penny                       151,629    8/31/06
   2            72.84       100.0           1/9/98                0.15 Sq Foot    Lowes Home Improvement         130,497   11/30/16
   3        43,116.88        95.5          12/2/97              233.39 Unit
   5           101.79       100.0           5/6/97                0.13 Sq Foot    Caldor                         139,770    1/31/16
------------------------------------------------------------------------------------------------------------------------------------
   6        81,927.71         NAV              NAV  4% of Gross Income
   7            51.18        93.5          12/3/97                0.17 Sq Foot    Homebase                       115,055    8/31/10
   8        40,000.00         NAV              NAV  4% of Gross Income
   9            84.17        98.0           7/1/97                0.10 Sq Foot    HomeBase                       103,689    4/30/08

------------------------------------------------------------------------------------------------------------------------------------
   10          109.60        95.0         10/31/97                0.09 Sq Foot    Bed Bath & Beyond               35,009    1/31/08
  10a
  10b

   11           56.50        99.0           7/1/97                0.10 Sq Foot    Service Merchandise             50,000    3/31/17
------------------------------------------------------------------------------------------------------------------------------------
   12          119.28       100.0          10/7/97                0.15 Sq Foot
   13       26,208.87        95.0          11/7/97              225.00 Unit
   14           71.75        86.6          10/1/97                0.10 Sq Foot
   15       74,688.80         NAV              NAV  4% of Gross Income
   16           61.10        95.5          9/15/97                0.10 Sq Foot    Burlington Coat Factory         73,173    1/31/99
------------------------------------------------------------------------------------------------------------------------------------
   17           30.33        97.1          1/16/98                0.19 Sq Foot
   18       69,915.25         NAV              NAV  4% of Gross Income
   19           69.40        89.7          4/23/97                0.15 Sq Foot    Acme                            57,733    10/1/09
   20       44,722.22        95.0          9/20/97              274.90 Unit
   22       41,988.95        95.9          8/27/97              266.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
   23       44,122.02        91.4          9/20/97              240.84 Unit
   24          103.11       100.0          8/21/97                0.10 Sq Foot    Sports Authority                42,752   11/30/15

   25           40.56       100.0          6/30/97                0.11 Sq Foot
  25a
------------------------------------------------------------------------------------------------------------------------------------
  25b
  25c
  25d

   26       57,298.39        97.6         10/13/97              163.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
   27           91.82       100.0          10/1/97                0.15 Sq Foot    Pace/Wal-Mart                  102,516    7/31/06
   28           86.06        96.0          9/16/97                0.17 Sq Foot    Service Merchandise             41,667    2/28/06

   29       25,520.45        95.4         10/21/97              263.44 Unit
  29a
------------------------------------------------------------------------------------------------------------------------------------
  29b
  29c
  29d
  29e

------------------------------------------------------------------------------------------------------------------------------------
   30           69.87       100.0           3/3/97                0.25 Sq Foot    Ollies Bargain Outlet           36,416    1/31/05
   31           64.34        97.8          12/1/97                0.15 Sq Foot    Best Buy                        45,051   10/31/09
   32       74,285.71         NAV              NAV  4% of Gross Income
   33       45,946.43        90.4          9/20/97              337.77 Unit
   34           76.62        98.1         11/14/97                0.10 Sq Foot    Kohl's Department Store         86,821    1/31/19
------------------------------------------------------------------------------------------------------------------------------------
   35          150.90       100.0          9/18/97                0.18 Sq Foot    Barnes & Noble                  27,000    6/30/12

   36           70.20        83.3         12/15/97                0.21 Sq Foot    General Cinema                  39,474    1/31/16
   37           57.21        92.4          10/1/97                0.09 Sq Foot    Hechinger                       60,567    7/31/09
   38          129.74       100.0         11/25/97                0.12 Sq Foot    Giant Food Stores               56,600    7/31/02
   39           90.18       100.0         10/20/97                0.10 Sq Foot    Borders                         30,000    1/31/16
------------------------------------------------------------------------------------------------------------------------------------
   40       18,808.78        87.2          9/28/97              160.33 Unit
   41          138.40        98.6          6/30/97                0.15 Sq Foot
   42       24,048.10        94.0         10/13/97              200.00 Unit
   43          152.68       100.0          12/2/97                0.15 Sq Foot
   44          126.35        89.8          11/1/97                0.20 Sq Foot    Maxi Drug                       17,063    1/31/02
------------------------------------------------------------------------------------------------------------------------------------
   45           88.30        99.0          10/8/97                0.10 Sq Foot    Office Max                      25,496    2/28/09
   46           69.10       100.0          9/18/97                0.15 Sq Foot
   47       25,238.10        96.3           9/1/97              263.00 Unit

   48       40,384.62         NAV              NAV  4% of Gross Income
  48a
------------------------------------------------------------------------------------------------------------------------------------
  48b

   49           53.86        98.3          10/1/97                0.09 Sq Foot
  49a                                                                             K-Mart                          86,479   10/31/15
  49b                                                                             Mega Foods                      52,225    5/31/10
------------------------------------------------------------------------------------------------------------------------------------

   50           67.57        88.8          10/9/97                0.17 Sq Foot    Circuit City                    32,196    1/31/06
   51       38,446.97        96.0          10/1/97              247.16 Unit
   52           36.99        89.2         12/17/97                0.15 Sq Foot    US Postal Service               36,008    7/14/98
   53           64.44        81.0           8/6/97                0.15 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   54       48,076.92        88.5          9/12/97              217.00 Unit
   55           24.75        98.8          8/15/97                0.25 Sq Foot
   56       62,903.23        93.0          10/3/97              350.00 Bed
   57       52,989.13        96.7          8/29/97              288.00 Unit
   58           74.42       100.0          11/3/97                0.47 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   59           51.44        98.4          10/1/97                0.10 Sq Foot    Brunswick Lanes                 26,345    6/30/04
   60           23.51       100.0           8/5/97                0.15 Sq Foot
   61           79.39        99.4          7/22/97                0.13 Sq Foot    AJ's Fine Foods                 30,376    12/8/13
   62           66.42        96.0          7/14/97                0.10 Sq Foot
   63           89.01        98.0          3/31/97                0.21 Sq Foot    Tom Thumb                       52,480    2/21/17
------------------------------------------------------------------------------------------------------------------------------------
   64           26.58        96.0          6/30/97                0.27 Sq Foot
   65       39,100.88        90.4          8/28/97              326.00 Unit
   66       36,500.00        93.3          9/18/97              198.00 Unit
   67           75.93        89.0           7/1/97                0.20 Sq Foot    Blockbuster Music               18,704   12/31/98
   68       60,416.67       100.0          12/1/97              250.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
   69          172.00       100.0         10/18/93                0.16 Sq Foot    Ralph's Supermarket             47,000     9/5/19
   70           43.94        96.0          10/9/97                0.12 Sq Foot
   71           79.16       100.0           6/3/97                0.15 Sq Foot    American Multi-Cinema           36,743    3/31/04
   72           40.93        98.0         11/24/97                0.19 Sq Foot    Burlington Coat Factory         59,680    1/31/99
   73       22,727.27        91.8         10/10/97              300.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
   74           79.47        95.4         10/31/97                0.20 Sq Foot    Food Lion                       32,056   12/31/09
   75       75,000.00       100.0           9/1/97              350.00 Bed
   76       22,651.23        91.4          3/26/97              206.00 Unit
   77           50.34       100.0          9/30/97                0.15 Sq Foot    Basha's                         46,924    3/31/07
   78       38,502.67       100.0         12/31/97              273.53 Unit
------------------------------------------------------------------------------------------------------------------------------------
   79           70.02        95.2          9/16/97                0.15 Sq Foot    Leath Furniture                 35,400    6/30/02
   80           74.01       100.0         10/22/86                0.10 Sq Foot    Fred Meyers                     94,586     2/1/07
   81          163.25       100.0         10/13/97                0.10 Sq Foot    Edwin Watts Golf Shop            9,000    7/31/02
   82           63.41       100.0         10/31/96                0.10 Sq Foot    BJ's Wholesale Clubs           108,508    7/26/17
   83       43,037.97         NAV              NAV  4% of Gross Income
------------------------------------------------------------------------------------------------------------------------------------
   84           31.48       100.0         12/16/97                0.10 Sq Foot    P & C Food Market               63,077    1/31/10
   85           35.62        88.7         12/31/97                0.33 Sq Foot    J.C. Penny                      31,738   11/10/98
   86           80.92       100.0          1/14/98                0.15 Sq Foot    Planet Pizza                    20,351    9/30/05
   87           65.32        90.8           7/8/97                0.16 Sq Foot    Ross Stores, Inc.               27,720    1/31/02
   88           74.78       100.0         10/13/97                0.15 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   89           21.10        86.7           8/1/97                0.15 Sq Foot    Mega Market                     60,723   11/30/03
   90           48.72       100.0         12/30/97                0.10 Sq Foot
   91          132.30       100.0          9/16/97                0.10 Sq Foot    Designer Shoe Warehouse         23,387   11/30/08
   92       38,095.24        89.2           9/9/97              150.00 Unit
   93           37.79        91.7           5/1/97                0.17 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
   94           23.94        98.3          9/26/97                0.18 Sq Foot
   95           68.49        90.7          1/31/97                0.27 Sq Foot    Steinmart                       34,550     9/1/98
   96           74.82       100.0          7/31/97                0.10 Sq Foot    Mars Supermarket                36,280   12/31/15
   97          144.17        92.6          10/1/97                0.00 Sq Foot    Krikorian Premier Theaters      23,542     7/1/17
   98          131.21        91.7          12/1/97                0.20 Sq Foot    Country Friends                  7,000    7/31/01
------------------------------------------------------------------------------------------------------------------------------------
   99          107.10       100.0           5/1/97                0.23 Sq Foot    Waldbaums                       25,000     3/1/03
  100           30.18        85.2         12/24/97                0.15 Sq Foot    P&C Foods                       50,195     8/1/12
  101           79.61        98.6         12/22/97                0.22 Sq Foot
  102       31,578.95        89.0          9/19/97              257.89 Bed
  103           42.43       100.0          5/31/97                0.10 Sq Foot    K-Mart                         112,397    1/31/19
------------------------------------------------------------------------------------------------------------------------------------
  104           65.59        97.4           9/1/97                0.20 Sq Foot    Weiss Markets                   49,200    3/31/11
  105           82.46       100.0           6/8/97                0.10 Sq Foot
  106       21,142.86        97.5          8/29/97              309.00 Unit
  107       36,250.00        96.3           9/5/97              377.00 Unit
  108           86.37        95.5          11/1/97                0.23 Sq Foot    L.A. Fitness                    20,767    12/1/05
------------------------------------------------------------------------------------------------------------------------------------
  109          101.86       100.0          5/20/97                0.16 Sq Foot
  110          113.49       100.0           9/8/97                0.29 Sq Foot
  111           28.47       100.0          9/10/97                0.10 Sq Foot

  112           25.70       100.0           3/1/97                0.17 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  112a                                                                            Orscheln Properties             31,200    2/28/17
  112b                                                                            Orscheln Properties             31,200    2/28/17
  112c                                                                            Stage                           12,000    7/31/06
  112d                                                                            Orscheln Properties             22,400    2/28/17
  112e                                                                            Orscheln Properties             30,700    2/28/17
------------------------------------------------------------------------------------------------------------------------------------
  112f                                                                            Orscheln Properties             30,700    2/28/17
  112g                                                                            Orscheln Properties             23,250    2/28/17
  112h                                                                            Orscheln Properties             20,000    2/28/17

  113       45,237.30        95.1           7/5/97              324.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
  114           67.92       100.0          6/16/97                0.15 Sq Foot

  115           58.80        92.6           5/1/97                0.15 Sq Foot
  115a
  115b
------------------------------------------------------------------------------------------------------------------------------------

  116       37,762.24        99.3         10/13/97              403.00 Unit
  117          100.69       100.0         10/30/96                0.23 Sq Foot    Food For Less                   53,630   10/30/16
  118           77.31       100.0          7/31/97                0.18 Sq Foot    The Kroger Co.                  11,868    8/31/05
  119       27,051.28        96.4          8/31/97              240.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
  120       22,689.66        91.8          6/30/97              265.85 Unit
  121       22,807.02        96.0           9/1/97              266.00 Unit
  122           52.64        96.8          8/11/97                0.24 Sq Foot    T.J. Maxx                       36,793    5/30/07
  123           59.25        85.0         10/29/97                0.16 Sq Foot    Petco                           16,854    1/31/07
  124          121.52       100.0           6/1/95                0.15 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  125       31,677.02        96.3          7/25/97              204.00 Unit
  126           95.27        94.0         12/31/97                0.15 Sq Foot
  127           98.21       100.0          11/1/84                0.10 Sq Foot    H. E. Butt Grocery Company      50,912   10/31/04
  128          102.28       100.0           9/1/97                0.10 Sq Foot
  129           51.40        94.4           6/1/97                0.15 Sq Foot    Max Foods                       46,967    8/31/10
------------------------------------------------------------------------------------------------------------------------------------
  130           50.80       100.0          6/30/97                0.20 Sq Foot
  131       35,227.27         NAV              NAV  4% of Gross Income
  132           68.90        96.0          8/31/97                0.15 Sq Foot
  133           82.95       100.0          8/31/97                0.15 Sq Foot
  134           55.69        97.2         10/22/97                0.22 Sq Foot    Jungle Jim                      28,000     1/1/02
------------------------------------------------------------------------------------------------------------------------------------
  135           43.62       100.0          9/23/97                0.20 Sq Foot    Loehr's                         30,800    4/30/00
  136       18,750.00        96.3         10/12/97              325.00 Unit
  137           32.79        80.7         11/22/97                0.14 Sq Foot
  138           73.03       100.0          9/19/97                0.15 Sq Foot
  139           37.38        86.0          9/29/97                0.17 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  140           79.67       100.0         11/20/97                0.15 Sq Foot
  141       17,460.32        89.3         10/25/97              177.89 Unit
  142           99.22        96.9          6/11/97                0.19 Sq Foot    Barnes & Noble                  19,956     5/1/12
  143           15.74        95.0         10/31/97                0.10 Sq Foot
  144          149.65       100.0           9/1/97                0.15 Sq Foot    FIC Management Incorporated      6,879   10/31/99
------------------------------------------------------------------------------------------------------------------------------------
  145           44.41       100.0         11/16/96                0.15 Sq Foot    Kittle's                        97,378   11/16/11
  146           77.06        92.0           8/1/97                0.15 Sq Foot
  147           82.81       100.0          11/1/97                0.10 Sq Foot    Fleming Foods of Ohio, Inc.     51,926    11/1/13
  148       23,096.77        98.4         10/25/97              236.00 Unit
  149           51.64        99.0          5/20/97                0.16 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  150       31,021.90        89.8          11/6/97              238.73 Unit
  151           88.27        87.0          7/31/97                0.15 Sq Foot    Bandag/Alpine                   10,718   12/31/98
  152           67.71        94.4          12/1/97                0.10 Sq Foot    Wendy's Bridal Shoppes           6,686    1/31/02
  153       29,166.67        98.0          8/13/97              289.00 Unit
  154           58.92        98.2          10/1/97                0.44 Sq Foot    U.S. Swim & Fitness             26,246    7/31/99
------------------------------------------------------------------------------------------------------------------------------------
  155       39,619.05        99.0          7/25/97              200.00 Unit
  156           27.74       100.0         11/12/97                0.24 Sq Foot    K-Mart                         114,464   11/30/02
  157           13.29       100.0          7/31/97                0.10 Sq Foot
  158           46.37        98.4           7/1/97                0.15 Sq Foot    Food World                      47,875    2/28/08
  159           31.50       100.0          8/28/97                0.15 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  160           79.68       100.0          11/1/93                0.10 Sq Foot    Fleming Foods of Ohio, Inc.     50,198    11/1/13
  161           57.66       100.0           9/1/96                0.19 Sq Foot
  162       13,071.90        83.0          3/31/97              250.00 Unit
  163      129,849.04        97.0         10/13/97              250.00 Unit
  164           68.84       100.0          10/1/97                0.10 Sq Foot    Raymours Furniture Company      55,200    9/30/12
------------------------------------------------------------------------------------------------------------------------------------
  165          187.08       100.0          6/30/97                0.14 Sq Foot    GA Boston (G. Armani)            8,173   12/31/00
  166           87.37       100.0           4/1/97                0.10 Sq Foot    Revco/Hook                      22,000    5/31/12
  167       33,035.71       100.0          8/13/97              166.00 Unit
  168           21.05       100.0          1/22/98                0.10 Sq Foot

------------------------------------------------------------------------------------------------------------------------------------
  169           54.83       100.0         12/10/97                0.22 Sq Foot
  169a                                                                            Nu Life Fitness Center           9,960     4/1/98
  169b                                                                            The Talbot's, Inc.               4,300    1/31/03

  170       26,470.59        92.0           7/8/97              283.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
  171       51,428.57       100.0           7/1/97              188.63 Unit
  172       44,375.00        96.1           9/8/97              182.00 Unit
  173           80.66       100.0          1/25/98                0.19 Sq Foot
  174           15.94        65.0          12/9/97                0.15 Sq Foot
  175           32.11        99.0          9/30/97                0.15 Sq Foot    Publix                          45,753    8/18/13
------------------------------------------------------------------------------------------------------------------------------------
  176           61.77        82.0         10/30/97                0.16 Sq Foot    Blockbuster Entertainment        6,000    3/31/99
  177          102.16       100.0          9/12/97                0.15 Sq Foot    Cost Plus, Inc.                 15,000    1/31/99
  178           63.37        97.1           1/1/97                0.15 Sq Foot    House of Denmark                14,000   11/30/98
  179       31,132.08        96.2           8/9/97              225.00 Unit
  180       17,083.33        97.9         11/30/97              200.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
  181           27.19        91.0          10/6/97                0.24 Sq Foot
  182           58.53       100.0         11/20/97                0.24 Sq Foot    B&G Printing                     8,416    2/28/02
  183           32.33        97.0          1/13/98                0.15 Sq Foot    Shop N' Save                    34,634    8/23/04
  184       26,000.00        96.7          10/1/97              229.26 Unit
  185       17,714.29        90.3          8/31/97              223.71 Unit
------------------------------------------------------------------------------------------------------------------------------------
  186       17,441.86        96.6          11/1/97              225.00 Unit
  187           46.30        85.2          7/30/97                0.20 Sq Foot
  188           75.69        96.5          10/2/97                0.37 Sq Foot    Calico Jacks                     8,094    8/31/02
  189           61.08       100.0          8/22/97                0.15 Sq Foot
  190       21,897.81        93.0          3/13/97              279.58 Unit
------------------------------------------------------------------------------------------------------------------------------------
  191       15,591.40        96.0         11/10/97               34.95 Pad
  192       25,000.00        94.6          9/10/97              150.00 Unit
  193       27,450.98        95.1         10/13/97              200.00 Unit
  194       20,000.00        97.1           7/7/97              216.00 Unit
  195       23,913.04        99.1          7/31/97              288.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
  196       24,285.71        83.0           7/6/97              317.00 Unit
  197       33,750.00         NAV              NAV  4% of Gross Income
  198           51.00       100.0          7/31/97                0.20 Sq Foot    Hampden St. Antique Market      16,727    2/28/99
  199       37,500.00        93.0          11/3/97              175.00 Unit
  200           45.76       100.0           1/8/98                0.15 Sq Foot    C&S Hardware                         -    9/30/99
------------------------------------------------------------------------------------------------------------------------------------
  201           47.99       100.0          5/20/97                0.16 Sq Foot
  202          104.43       100.0          10/1/97                0.25 Sq Foot
  203           13.37        98.4          9/15/97                0.16 Sq Foot
  204       24,038.46        83.7          10/8/97              250.00 Unit
  205       13,157.89        93.2           9/1/97              200.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
  206           42.12        88.2          8/27/97                0.17 Sq Foot    Northwest Fabrics               30,000    1/31/02
  207        7,246.38        90.5          4/30/97              200.00 Unit
  208           82.74       100.0          12/4/97                0.15 Sq Foot
  209           47.11       100.0           9/8/97                0.10 Sq Foot
  210           42.49       100.0           8/1/97                0.19 Sq Foot    McDougal Realtors               14,300    4/30/99
------------------------------------------------------------------------------------------------------------------------------------
  211       27,011.49       100.0          10/1/97              279.23 Unit
  212           41.26       100.0          1/29/98                0.43 Sq Foot
  213           19.70       100.0           8/1/97                0.33 Sq Foot

  214           58.10       100.0              NAV                0.18 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  214a                                                                            Snellville Automotive            3,360    4/30/05
  214b                                                                            McNeese Enterprises              1,920   11/30/99
  214c                                                                            ABS Precision, Inc.              3,300   12/31/99
  214d                                                                            Auto Unlimited                   2,800    9/30/99

------------------------------------------------------------------------------------------------------------------------------------
  215       22,115.38        95.2          8/10/97              279.18 Unit
  216           68.28        88.1           9/1/97                0.31 Sq Foot    Skips Boots                      7,100   10/11/00
  217           63.76       100.0         11/12/93                0.23 Sq Foot
  218           45.00        94.3           8/1/97                0.20 Sq Foot
  219           46.70        95.2          11/1/97                0.15 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------
  220       23,157.89        93.7          9/22/97              217.41 Unit
  221           65.05        95.3          7/24/97                0.12 Sq Foot
  222           78.53       100.0           1/1/98                0.24 Sq Foot
  223           61.19       100.0           8/1/97                0.28 Sq Foot    Ladies Workout Express           5,200    3/31/01
  224       26,219.51        93.9          9/15/97              258.76 Unit
------------------------------------------------------------------------------------------------------------------------------------
  225       17,708.33        90.0          11/4/97              225.00 Unit
  226           46.40        98.6           8/4/97                0.31 Sq Foot    Social Security Administration   6,579   10/17/00
  227           23.43       100.0         12/31/96                0.15 Sq Foot    Laneco                          86,005     2/5/03
  228           79.86       100.0          12/1/97                0.16 Sq Foot
  229           41.87        91.4         12/11/97                0.15 Sq Foot    Dollar General                   7,400   11/30/99
------------------------------------------------------------------------------------------------------------------------------------
  230       26,923.08       100.0          9/15/97              204.00 Unit
  231       20,400.00        95.0          9/22/97              217.41 Unit
  232           22.00        84.0          9/21/97                0.10 Sq Foot
  233       25,000.00        96.3         10/22/97              250.00 Unit
  234       33,333.33       100.0          7/25/97              354.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
  235           48.30       100.0           4/9/97                0.22 Sq Foot
  236           45.75        92.7          10/1/97                0.10 Sq Foot    Greenbacks, Inc.                14,900    1/31/08
  237       24,375.00        94.0           6/1/97              300.00 Unit
  238       22,289.16       100.0           8/8/97              267.61 Unit
  239           31.51        92.6         10/30/97                0.18 Sq Foot    Minyard Food Stores                  -     6/1/07
------------------------------------------------------------------------------------------------------------------------------------
  240       19,130.43        94.6           7/7/97              232.00 Unit
  241       12,237.76        91.0          9/26/97              250.00 Unit
  242           57.58       100.0          12/1/94                0.25 Sq Foot
  243       35,591.84        89.8          9/19/97              225.00 Unit
  244           10.16        91.8          9/11/97                0.15 Sq Foot
------------------------------------------------------------------------------------------------------------------------------------

  245           40.32       100.0           8/1/97                0.17 Sq Foot
  245a
  245b

------------------------------------------------------------------------------------------------------------------------------------
  246          111.50       100.0           9/9/97                0.15 Sq Foot    CVS                             10,000    1/31/17
  247           50.81       100.0           9/1/97                0.25 Sq Foot
  248          109.62       100.0          9/25/97                0.18 Sq Foot    Tire Kingdom                     6,270    8/31/14
  249          144.20       100.0         12/11/97                0.10 Sq Foot    CVS                             10,125   12/31/17
  250           90.26       100.0         10/29/97                0.23 Sq Foot    Premiere Video                   5,402    1/31/01
------------------------------------------------------------------------------------------------------------------------------------
  251       14,606.74        96.0          8/28/97              317.00 Unit
  252           89.29       100.0          12/1/95                0.21 Sq Foot    Tutor Time Child Care           14,000   11/30/15
  253           70.49       100.0          9/19/97                0.18 Sq Foot
  254          112.06       100.0          9/23/97                0.30 Sq Foot
  255       10,700.00        92.0          3/24/97              250.00 Unit
------------------------------------------------------------------------------------------------------------------------------------
  256       50,000.00       100.0           9/1/97              175.00 Unit
  257       33,103.45        86.2          8/27/97              180.00 Unit
  258          135.71       100.0          7/31/97                0.17 Sq Foot    Payless Shoes                    4,000    1/31/05
  259           76.30       100.0          9/23/97                0.15 Sq Foot    Brake World                      3,984    4/30/07
  260           95.00       100.0          9/16/97                0.15 Sq Foot    Clark and Mitchell               2,400       0
------------------------------------------------------------------------------------------------------------------------------------
  261           41.15       100.0          8/11/97                0.36 Sq Foot

(1) The Annual Debt Service, hence the DSCR, reflects the annualized monthly principal and interest during the period in which the loan is amortizing.

                                                                         Annex B

                          LB Commercial Mortgage Trust
                 Commercial Mortgage Pass-Through Certificates,
                                 Series 1998-C1

                                 $1,516,147,000

                                  (Approximate)
                              Offered Certificates

                                [GRAPHIC OMITTED]

                   % of Mortgage Pool by Cut-Off Date Balance

                                 LEHMAN BROTHERS
                        First Union Capital Markets Corp.

                          LB Commercial Mortgage Trust
          Commercial Mortgage Pass-Through Certificates, Series 1998-C1
                                 (LBCMT 1998-C1)

--------------------------------------------------------------------------------
                                                            % Credit
                                             % of Deal     Enhancement
          ---------------------------------
                Class A-1                      15.5%          29.50%
                 Aaa/AAA
          --------------------
                Class A-2                      17.8%          29.50%
                 Aaa/AAA
          --------------------
                Class A-3        Class IO      37.2%          29.50%
                 Aaa/AAA         Aaa/AAA
          --------------------
                 Class B                        5.0%          24.50%
                 Aa2/AA
          --------------------
                 Class C                        5.0%          19.50%
                  A2/A
          --------------------
                 Class D                        5.2%          14.25%
                Baa2/BBB
          --------------------
                 Class E                        2.0%          12.25%
                Baa3/BBB-
          --------------------
                 Class F                        3.0%           9.25%
          --------------------
                 Class G                        2.0%           7.25%
          --------------------
                 Class H                        1.0%           6.25%
          --------------------
                 Class J                        2.5%           3.75%
          --------------------
                 Class K                        1.0%           2.75%
          --------------------
                 Class L                        1.0%           1.75%
          --------------------
                 Class M                        1.8%
          ---------------------------------
--------------------------------------------------------------------------------

===============================================================================================================
               Original                                                 Avg        Principal          Legal
    Class        Face          Rating (M/D)   Description   Coupon     Life(1)      Window(1)         Status
---------------------------------------------------------------------------------------------------------------
     A-1     $267,810,000         Aaa/AAA        Fixed      6.330%      4.42      3/98 - 11/04        Public
---------------------------------------------------------------------------------------------------------------
     A-2     $308,000,000         Aaa/AAA        Fixed      6.400%      7.75      11/04 - 8/07        Public
---------------------------------------------------------------------------------------------------------------
     A-3     $642,291,000         Aaa/AAA        Fixed      6.480%      9.70       8/07 - 1/08        Public
---------------------------------------------------------------------------------------------------------------
     IO    $1,727,817,629(2)      Aaa/AAA       WAC IO         N/A      9.62(3)    3/98 - 2/28(3)     Public
---------------------------------------------------------------------------------------------------------------
      B       $86,390,000         Aa2/AA         Fixed      6.590%      9.85       1/08 - 1/08        Public
---------------------------------------------------------------------------------------------------------------
      C       $86,390,000          A2/A          Fixed      6.680%      9.86       1/08 - 2/08        Public
---------------------------------------------------------------------------------------------------------------
      D       $90,710,000        Baa2/BBB        Fixed      6.980%     11.88       2/08 - 4/12        Public
---------------------------------------------------------------------------------------------------------------
      E       $34,556,000        Baa3/BBB-       Fixed      7.000%     14.48      4/12 - 11/12        Public
---------------------------------------------------------------------------------------------------------------
      F       $51,834,000       Not Offered      Fixed      6.300%     14.76      11/12 - 1/13     Private, 144A
---------------------------------------------------------------------------------------------------------------
      G       $34,556,000       Not Offered      Fixed      6.300%     14.85      1/13 - 1/13      Private, 144A
---------------------------------------------------------------------------------------------------------------
      H       $17,278,000       Not Offered      Fixed      6.300%     14.85      1/13 - 1/13      Private, 144A
---------------------------------------------------------------------------------------------------------------
      J       $43,195,000       Not Offered      Fixed      6.300%     15.30       1/13 - 1/15     Private, 144A
---------------------------------------------------------------------------------------------------------------
      K       $17,278,000       Not Offered      Fixed      6.300%     17.71       1/15 - 9/16     Private, 144A
---------------------------------------------------------------------------------------------------------------
      L       $17,278,000       Not Offered      Fixed      6.300%     19.22      9/16 - 11/17     Private, 144A
---------------------------------------------------------------------------------------------------------------
      M       $30,251,629       Not Offered      Fixed      6.300%     23.32      11/17 - 2/28     Private, 144A
===============================================================================================================
    Total  $l,727,817,629
===============================================================================================================

(l) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date Expressed in years.

(2)   Represents notional amount on Class IO.

(3)   Represents average life of related principal notional amounts on Class IO.

Rating Agencies:           Moody's and Duff & Phelp's
Trustee:                   LaSalle National Bank
Master Servicer:           GMAC Commercial Mortgage Corporation
Special Servicer:          GMAC Commercial Mortgage Corporation
Closing Date:              On or about March 11, 1998 (40 days accrued interest)

Cut-off Date:           February 1, 1998.

ERISA: Classes A-1, A-2, A-3 and I0 are expected to be eligible for Lehman's individual prohibited transaction exemption with respect to ERISA.

SMMEA: Classes A-1, A-2, A-3, B and I0 are "mortgage related securities" for purposes of SMMEA.

Payment: Pays on 18th of each month or, if such date is not a business day, then the following business day, commencing March 18, 1998.

The Class I0:           The Class I0 is comprised of fourteen components, one
                        relating to each class of Sequential Pay Certificates.

Optional Call:          1% Clean-up Call.

Collateral:             The Certificates are backed by 259 mortgage loans
                        secured by first liens on 281 commercial and multifamily properties, such mortgage loans having been originated by an affiliate of Lehman Brothers, or its approved conduit originators.

Offering Highlights

o Newly Originated Collateral. The collateral consists of 259 Mortgage Loans with a principal balance (as of February I, 1998) of approximately $1.728 billion.

o Call Protection. 100% of the Mortgage Loans contain call protection provisions. 99% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or ii) yield maintenance; or/and iii) percentage penalty. The weighted average lockout and defeasance periods for all loans is 8.9 years. The Mortgage Loans are generally prepayable without penalty between three to six months from Mortgage Loan maturity.

==========================================================================================================
                        Type of Call Protection                                  # of Loans   % of Balance
----------------------------------------------------------------------------------------------------------
            Lockout (weighted average 58 months), then Defeasance                   178           71.7
----------------------------------------------------------------------------------------------------------
      Lockout (weighted average 56 months), then Yield Maintenance("YM")*            66           21.9
----------------------------------------------------------------------------------------------------------
         Lockout (weighted average 68 months), then declining penalties              11            4.4
----------------------------------------------------------------------------------------------------------
      Lockout (weighted average 60 months), then YM*, then declining penalties        3            0.9
----------------------------------------------------------------------------------------------------------
                        Declining penalties only                                      1            1.1
==========================================================================================================

* 97.1% of such Mortgage Loans provide for yield maintenance prepayment premiums that are calculated at a discount rate of Treasuries flat.

o     No loan delinquent 30 days or more as of the Cut-off Date.

o     $6.7 million average loan balance as of the Cut-off Date.

o 1.35x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date.

o     73.0% Weighted Average Loan to Value ("LTV") as of the Cut-off Date.

o Property Types. 46.0% Retail (80.8% Anchored and 19.2% Unanchored), 24.6% Multifamily, 15.0% Office, 65% Hotel, 5.7% Industrial/Warehouse and 1.3% Health Care.

o Geographic Diversification. Florida (9.7%), Texas (9.6%), New York (8.7%), California (82%), Maryland (5.9%), Pennsylvania (5.9%); all other states less than 4.2% each.

o Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy to the extent delivered by borrowers, will be available to Certificateholders.

o     Cash Flows will be Modeled on BLOOMBERG.

(Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance."))

                       Priority and Timing of Cash Flows

                               [BAR CHART OMITTED]

      * Assuming % CPR, no losses. Otherwise based on Table Assumptions.
MORTGAGE LOANS:         The collateral consists of an approximately $1,728
                        billion pool of 259 fixed rate mortgage loans secured by first liens on commercial and multifamily properties in 36 different states. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 7.603% and a weighted average maturity ("WAM") of 131 months (based upon the anticipated repayment date of ARD loans).

                        See the Collateral Summary tables at the end of this memo for more Mortgage Loan details.

CREDIT ENHANCEMENT:     Credit enhancement for each class of Certificates will
                        be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:          Principal and interest payments will generally be made
                        to Certificateholders in the following order:
                        1)    Interest to the Senior Classes: Class A-I, Class
                              A-2, Class A-3 and Class I0, pro rata,
                        2)    Principal to Class A-I until such Class is
                              retired, *
                        3)    Principal to Class A-2 until such Class is
                              retired, *
                        4)    Principal to Class A-3 until such Class is
                              retired, *
                        5)    Interest to Class B, then Principal to Class B
                              until such Class is retired,
                        6)    Interest to Class C, then Principal to Class C
                              until such Class is retired,
                        7)    Interest to Class D, then Principal to Class D
                              until such Class is retired,
                        8)    Interest to Class E, then Principal to Class E
                              until such Class is retired,
                        9)    Interest and Principal to the Private Classes,
                              sequentially.
                        *     Pro rata if Classes B through M are retired.

REALIZED LOSSES:        Realized Losses from any Mortgage Loan will be allocated
                        in reverse sequential order (i.e. Classes M, L, K, J, H,
                        G, F, E, D, C and B, in that order, and then pro-rata to Classes A-1, A-2, and A-3).

APPRAISAL REDUCTIONS:   With respect to certain specially serviced Mortgage
                        Loans as to which an appraisal is required (including any Mortgage Loan that becomes 60 days delinquent), an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the Stated Principal
                        Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related
                        Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the amount of the interest portion of any P&I Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for three months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be made whole.

PREPAYMENT PREMIUMS (% represents % of Cut-off Date Balance):

================================================================================================================
Prepayment      2/98     2/99     2/00     2/01     2/02     2/03     2/04     2/05      2/06     2/07     2/08
 Premium
----------------------------------------------------------------------------------------------------------------
 Lock-out      98.9%     98.9%    96.0%    80.7%    28.4%    23.6%    19.9%    12.4%      9.5%     8.1%     1.8%
----------------------------------------------------------------------------------------------------------------
Defeasance                         2.5%    14.9%    51.9%    50.3%    50.6%    48.7%     49.6%    45.2%    16.3%
----------------------------------------------------------------------------------------------------------------
    YM                             0.1%     3.1%    16.7%    17.3%    18.9%    17.1%     18.5%    16.1%     3.7%
----------------------------------------------------------------------------------------------------------------
    5%                             0.2%     0.2%     0.4%     1.4%                        0.3%
----------------------------------------------------------------------------------------------------------------
    4%                                               0.2%     0.7%     1.4%                        0.3%     0.3%
----------------------------------------------------------------------------------------------------------------
    3%           1.l%     1.l%     1.l%              1.2%     l.0%     0.7%     1.9%
----------------------------------------------------------------------------------------------------------------
    2%                                      1.1%     1.1%     1.3%     1.0%     1.7%      2.2%     0.5%
----------------------------------------------------------------------------------------------------------------
    1%                                                                 1.3%     1.1%      2.8%     2.4%     0.9%
----------------------------------------------------------------------------------------------------------------
   Open                                                                1.9%                       10.3%     0.3%
================================================================================================================
  Matured                                                     4.4%     4.4%    17.1%     17.1%    17.1%    76.8%
================================================================================================================
   Total       100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.0%   100.0%   100.0%
================================================================================================================

* Note that Prepayment Premiums generally end prior to the last three to six months before the Mortgage Loan's maturity date.

ALLOCATION OF PREPAYMENT PREMIUMS:

                        All Prepayment Premiums are distributed to Certificateholders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated to the Classes A through G, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of the total principal distribution to Certificateholders to which such Class is entitled. Any excess amounts will be distributed to Class IO.

                        The Discount Rate Fraction for Classes A through G is defined as:

                             (Coupon on Class - Reinvestment Yield) / (Coupon on Mortgage Loan - Reinvestment Yield)

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

                        The Yield Maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (convened from semi-annual to monthly pay). The following example reflects that method.

                        General Yield Maintenance Example:

                        Assuming the structure presented on pages 3 and 4 of Ibis memo and the following assumptions:

                        Mortgage Loan Characteristics of loan being prepaid*:

                             Balance                   $10,000,000
                             Coupon                    8.0%
                             Maturity                  10 yrs (February 1, 2008)
                             Amortization Term         30 yrs
                             Prepayment Date           3/1/98
                             Prepayment Premium Type   Yield Maintenance
                                                       (Treasuries flat)

                        Certificate Characteristics

                             Class A-1 Coupon          6.00%

* The Yield Maintenance formula for certain Mortgage Loans may result in a lower Yield Maintenance prepayment premium than set forth in this example.

===================================================================================================
                                                   Mortgage            Class A-I        Class I0
                                                     Loan            Certificates     Certificates
===================================================================================================
Amount of Principal Prepayment                    $10,000,000         $10,000,000          N/A
---------------------------------------------------------------------------------------------------
Maturity Date of the Mortgage Loan                  2/01/08
Number of Payments (1)                                120
---------------------------------------------------------------------------------------------------
Treasury Note used for Reinvestment Yield (2)    7.875% 11/07
Treasury Yield (CBE)                                5.563%
Reinvestment Yield (Mtg) (3)                        5.500%
---------------------------------------------------------------------------------------------------
Mortgage Rate                                        8.00%
Payment Differential ($ per month) (4)            $20,833.33
---------------------------------------------------------------------------------------------------
Certificate Pass-Through Rate                                            6.00%
---------------------------------------------------------------------------------------------------
Total Prepayment Premium                          $1,919,658
---------------------------------------------------------------------------------------------------
Discount Rate Fraction Calculation                                (6.00% - 5.500%) /     excess
(Class A-1 Coupon - Reinvestment Yield) /                         (8.00% - 5.500%) =   prepayment
(Gross Mortgage Rate - Reinvestment Yield) =                          0.5 / 2.5 =       premiums
---------------------------------------------------------------------------------------------------
$ Premium allocated to each class                                     $383,931.60     $1,535,726.40
===================================================================================================

      (1) The number of payments to discount for yield maintenance prepayment premium computation.

      (2) The yield on the treasury note with a maturity date closest to the maturity date of the loan.

      (3) The Reinvestment Yield used is the mortgage equivalent of the CBE treasury yield.

      (4) (Mortgage Rate - Reinvestment Yield) x (amount of Principal Prepayment) / 12 used for 120 payments.

ADVANCING:              The Master Servicer will be obligated to make advances
                        of scheduled principal and interest payments (excluding balloon payments and Appraisal Reduction Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable. If the Master Servicer fails to make a required Advance, the Trustee or Fiscal Agent will be obligated to make such advances.

CONTROLLING CLASS
REPRESENTATIVE:         A Controlling Class Representative will be appointed by
                        a majority of Certificateholders of the Controlling
                        Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. The Controlling Class Representative will, subject to certain limitations, be entitled to direct the Special Servicer on how to resolve delinquent or defaulted loans.

SPECIAL SERVICER
FLEXIBILITY:            The Pooling and Servicing Agreement will generally
                        permit the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions set forth under "Servicing of the Mortgage Loans -- Modifications, Waivers and Amendments" in the Prospectus Supplement:

                                (i) affect the amount or timing of any
                                    scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

                               (ii) affect the obligation of the related
                                    borrower to pay a Prepayment Premium or
                                    Yield Maintenance Charge or permit a
                                    principal prepayment during the applicable
                                    Lockout Period;

                              (iii) except as expressly provided by the
                                    related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                               (iv) in the judgment of the Special
                                    Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

SPECIAL AND             GMAC COMMERCIAL MORTGAGE CORPORATION ("GMAC")
MASTER SERVICER:        As of December 31, 1997, GMAC had a total commercial and
                        multifamily mortgage loan servicing portfolio (including loans serviced for its own account and for others) of approximately $40.2 billion.

MINIMUM DENOMINATIONS:

                                    Minimum        Increments
           Classes               Denomination      Thereafter       Delivery
--------------------------------------------------------------------------------
A-1, A-2, A-3, B, C, D, and E       $10,000            $1              DTC
--------------------------------------------------------------------------------
             IO                    $100,000            $1              DTC

DETAILED MONTHLY INVESTOR REPORTING:

                        Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

    Name of Report                          Description (information provided)
--------------------------------------------------------------------------------
1   Remittance Report                       principal and interest
                                            distributions, principal balances
--------------------------------------------------------------------------------
2   Mortgage Loan Status Report             portfolio stratifications
--------------------------------------------------------------------------------
3   Comparative Financial Status Report     revenue, NOI, DSCR to the extent
                                            available
--------------------------------------------------------------------------------
4   Delinquent Loan Status Report           listing of delinquent mortgage loans
--------------------------------------------------------------------------------
5   Historical Loan Modification Report     information on modified mortgage
                                            loans
--------------------------------------------------------------------------------
6   Historical Loss Estimate Report         liquidation proceeds, expenses, and
                                            realized losses
--------------------------------------------------------------------------------
7   RIO Status Report                       NOI and value of REO
--------------------------------------------------------------------------------
8   Watch List                              listing of loans in jeopardy of
                                            becoming Specially Serviced
--------------------------------------------------------------------------------
9   Loan Payoff Notification Report         listing of loans that have given
                                            notice of intent to payoff

COLLATERAL OVERVIEW(as of the cut-off date - February 1, 1998):

                            GENERAL CHARACTERISTICS
        ================================================================
                Characteristics
        ----------------------------------------------------------------
             Initial Pool Balance                   $1,727,817,629
        ----------------------------------------------------------------
                  # of Loans                              259
        ----------------------------------------------------------------
                   Gross WAC                            7.603%
        ----------------------------------------------------------------
                 Original WAM                          134(mos)
        ----------------------------------------------------------------
                 Remaining WAM                         131(mos)
        ----------------------------------------------------------------
               Avg. Loan Balance                      $6,671,111
        ----------------------------------------------------------------
                    WA DSCR                              1.35x
        ----------------------------------------------------------------
           WA Cut-off Date LTV Ratio                     73.0%
        ----------------------------------------------------------------
                 Balloon Loans                           61.3%
        ----------------------------------------------------------------
                   ARD Loans                             30.9%
        ================================================================

                                 PROPERTY TYPES
        ================================================================
                   Property                        % of Initial Pool
                     Types                              Balance
        ----------------------------------------------------------------
                    Retail                               46.0%
        ----------------------------------------------------------------
                  Multifamily                            24.6%
        ----------------------------------------------------------------
                    Office                               15.0%
        ----------------------------------------------------------------
                     Hotel                               6.5%
        ----------------------------------------------------------------
             Industrial/Warehouse                        5.7%
        ----------------------------------------------------------------
                  Health Care                            1.3%
        ----------------------------------------------------------------
                 Self Storage                            0.6%
        ----------------------------------------------------------------
               Mobile Home Park                          0.2%
        ----------------------------------------------------------------
                Parking Garage                           0.1%
        ================================================================

DEAL SUMMARY BY PROPERTY TYPE:

==================================================================================================================================
                                     Aggregate              Average            Rem.       WA                  WA
                          # of    Cut-off Date   % of  Cut-off Date   Gross     WAM      LTV         WA   Occup.       %         %
Property Type            Loans         Balance   Pool       Balance     WAC   (mos)    Ratio   DSCR (x)     Rate      CA   Balloon
                                           ($)                  ($)     (%)              (%)              (%)(1)
----------------------------------------------------------------------------------------------------------------------------------
Retail                     103     794,888,630   46.0     7,717,365    7.68     130     73.0       1.33     96.0     4.6      25.8
----------------------------------------------------------------------------------------------------------------------------------
Anchored                    65     642,223,097   37.2     9,880,355    7.67     131     73.3       1.32     95.9     3.9      18.9
----------------------------------------------------------------------------------------------------------------------------------
Unanchored                  38     152,665,534    8.8     4,017,514    7.72     127     71.6       1.40     96.1     0.7       6.9
----------------------------------------------------------------------------------------------------------------------------------
Multifamily                 74     424,641,846   24.6     5,738,403    7.42     129     76.8       1.31     94.4     2.1      16.9
----------------------------------------------------------------------------------------------------------------------------------
Conventional                71     408,418,692   23.6     5,752,376    7.43     130     76.9       1.31     94.4     2.1      16.0
----------------------------------------------------------------------------------------------------------------------------------
Section 42                   3      16,223,153    0.9     5,407,718    7.30     118     75.2       1.24     94.1       -       0.9
----------------------------------------------------------------------------------------------------------------------------------
Office                      49     258,522,386   15.0     5,275,967    7.66     125     69.5       1.34     96.2     0.8       9.5
----------------------------------------------------------------------------------------------------------------------------------
Hotel                        9     112,298,053    6.5    12,477,561    7.50     145     71.3       1.52        -       -       4.7
----------------------------------------------------------------------------------------------------------------------------------
Full Service                 3      56,774,538    3.3    18,924,846    7.49     118     73.2       1.45        -       -       3.3
----------------------------------------------------------------------------------------------------------------------------------
Limited Service              6      55,523,514    3.2     9,253,919    7.52     172     69.3       1.59        -       -       1.4
----------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse            16      97,954,817    5.7     6,122,176    7.70     153     68.5       1.39     98.3     0.3       2.3
----------------------------------------------------------------------------------------------------------------------------------
Health Care                  3      23,216,532    1.3     7,738,844    7.49     134     75.7       1.46     94.2     0.4       1.3
----------------------------------------------------------------------------------------------------------------------------------
Assisted Living              1       5,994,623    0.3     5,994,623    7.67     179     74.0       1.57     89.0       -       0.3
----------------------------------------------------------------------------------------------------------------------------------
Assisted Living/Skilled      1       9,740,102    0.6     9,740,102    7.66     118     73.8       1.46     93.0       -       0.6
----------------------------------------------------------------------------------------------------------------------------------
Nursing
----------------------------------------------------------------------------------------------------------------------------------
Congregate Care              1       7,481,807    0.4     7,481,807    7.13     118     79.6       1.37    100.0     0.4       0.4
----------------------------------------------------------------------------------------------------------------------------------
Self Storage                 3      11,147,050    0.6     3,715,683    8.00     116     66.0       1.45     89.4       -       0.6
----------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park             1       2,900,000    0.2     2,900,000    7.11     120     75.3       1.37     96.0       -         -
----------------------------------------------------------------------------------------------------------------------------------
Parking Garage               1       2,248,317    0.1     2,248,317    7.46     119     72.5       1.36    100.0       -         -
==================================================================================================================================
Total/Avg/Min/Max/         259   1,727,817,629  100.0     6,671,111    7.60     131     73.0       1.35     95.7     8.2      61.3
Wtd.Avg.:
==================================================================================================================================

(1) Excluding Hotels.

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Average     Minimum
                                 Aggregate     % of    Cut-off     Cut-off     Maximum    Gross   Min   Max    Min  Max   WA    Min
       Property         # of   Cut-off Date  Initial    Date        Date     Cut-off Date  WAC    WAC   WAC    WAM  WAM  DSCR  DSCR
        Type           Loans      Balance      Pool    Balance     Balance     Balance
-----------------------------------------------------------------------------------------------------------------------------------
Retail                   103    794,888,630    46.0   7,717,365     664,323   62,467,513   7.68   6.97  9.05    59  360  1.33  1.21
-----------------------------------------------------------------------------------------------------------------------------------
Anchored                  65    642,223,097    37.2   9,880,355   1,455,349   62,467,513   7.67   6.97  9.05    59  360  1.32  1.21
-----------------------------------------------------------------------------------------------------------------------------------
Unanchored                38    152,665,534     8.8   4,017,514     664,323   11,477,744   7.72   7.23  8.46    78  229  1.40  1.25
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily               74    424,641,846    24.6   5,738,403     958,972   33,180,421   7.42   6.98  8.57    73  299  1.31  1.19
-----------------------------------------------------------------------------------------------------------------------------------
Conventional              71    408,418,692    23.6   5,752,376     958,972   33,180,421   7.43   6.98  8.57    73  299  1.31  1.19
-----------------------------------------------------------------------------------------------------------------------------------
Section 42                 3     16,223,153     0.9   5,407,718   2,038,367   11,986,547   7.30   7.12  7.36   118  119  1.24  1.22
-----------------------------------------------------------------------------------------------------------------------------------
Office                    49    258,522,386    15.0   5,275,967     613,738   18,471,844   7.66   7.03  9.17    58  297  1.34  1.24
-----------------------------------------------------------------------------------------------------------------------------------
Hotel                      9    112,298,053     6.5  12,477,561   2,696,562   20,360,654   7.50   7.36  7.97   117  275  1.52  1.40
-----------------------------------------------------------------------------------------------------------------------------------
Full Service               3     56,774,538     3.3  18,924,846  16,451,099   20,360,654   7.49   7.36  7.60   117  118  1.45  1.40
-----------------------------------------------------------------------------------------------------------------------------------
Limited Service            6     55,523,514     3.2   9,253,919   2,696,562   17,944,805   7.52   7.38  7.97   117  275  1.59  1.46
-----------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse          16     97,954,817     5.7   6,122,176   1,097,047   17,735,508   7.70   7.09  8.12    81  239  1.39  1.28
-----------------------------------------------------------------------------------------------------------------------------------
Health Care                3     23,216,532     1.3   7,738,844   5,994,623    9,740,102   7.49   7.13  7.67   118  179  1.46  1.37
-----------------------------------------------------------------------------------------------------------------------------------
Assisted Living            1      5,994,623     0.3   5,994,623   5,994,623    5,994,623   7.67   7.67  7.67   179  179  1.57  1.57
-----------------------------------------------------------------------------------------------------------------------------------
Assisted Living/Skilled    1      9,740,102     0.6   9,740,102   9,740,102    9,740,102   7.66   7.66  7.66   118  118  1.46  1.46
-----------------------------------------------------------------------------------------------------------------------------------
Nursing
-----------------------------------------------------------------------------------------------------------------------------------
Congregate Care            1      7,481,807     0.4   7,481,807   7,481,807    7,481,807   7.13   7.13  7.13   118  118  1.37  1.37
-----------------------------------------------------------------------------------------------------------------------------------
Self Storage               3     11,147,050     0.6   3,715,683   1,998,192    4,656,636   8.00   7.84  8.17   114  118   145  1.33
-----------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park           1      2,900,000     0.2   2,900,000   2,900,000    2,900,000   7.11   7.11  7.11   120  120  1.37  1.37
-----------------------------------------------------------------------------------------------------------------------------------
Parking Garage             1      2,248,317     0.1   2,248,317   2,248,317    2,248,317   7.46   7.46  7.46   119  119  1.36  1.36
===================================================================================================================================
Total/Avg/Min/Max/        259  1,727,817,629   100.0   6,671,111     613,738   62,467,513   7.60   6.97  9.17    58  360  1.35  1.19
Wtd.Avg.:
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                              Max     WA     Min    Max
       Property               DSCR    LTV    LTV    LTV
        Type                         Ratio  Ratio  Ratio
--------------------------------------------------------
Retail                        1.82   73.0   50.5   80.0
--------------------------------------------------------
Anchored                      1.80   73.3   50.5   80.0
--------------------------------------------------------
Unanchored                    1.82   71.6   55.4   77.8
--------------------------------------------------------
Multifamily                   1.72   76.8   58.8   80.0
--------------------------------------------------------
Conventional                  1.72   76.9   58.8   80.0
--------------------------------------------------------
Section 42                    1.24   75.2   73.5   79.9
--------------------------------------------------------
Office                        2.13   69.5   28.0   78.8
--------------------------------------------------------
Hotel                         2.05   71.3   54.4   77.4
--------------------------------------------------------
Full Service                  1.49   73.2   67.2   77.4
--------------------------------------------------------
Limited Service               2.05   69.3   54.4   74.8
--------------------------------------------------------
Industrial/W'hse              1.74   68.5   55.5   80.0
--------------------------------------------------------
Health Care                   1.57   75.7   73.8   79.6
--------------------------------------------------------
Assisted Living               1.57   74.0   74.0   74.0
--------------------------------------------------------
Assisted Living/Skilled       1.46   73.8   73.8   73.8
--------------------------------------------------------
Nursing
--------------------------------------------------------
Congregate Care               1.37   79.6   79.6   79.6
--------------------------------------------------------
Self Storage                  1.60   66.0   58.2   71.8
--------------------------------------------------------
Mobile Home Park              1.37   75.3   75.3   75.3
--------------------------------------------------------
Parking Garage                1.36   72.5   72.5   72.5
========================================================
Total/Avg/Min/Max/            2.13   73.0   28.0   80.0
Wtd.Avg.:
--------------------------------------------------------

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

                             LOAN SIZE DISTRIBUTION
================================================================================
                                                       % of Initial
            Balance Ranges ($)         # of Loans      Pool Balance
--------------------------------------------------------------------------------
            613,738 - 2,000,000            30                2.6
--------------------------------------------------------------------------------
           2,000,001 - 4,000,000           72               11.9
--------------------------------------------------------------------------------
           4,000,001 - 6,000,000           61               17.4
--------------------------------------------------------------------------------
           6,000,001 - 8,000,000           27               10.6
--------------------------------------------------------------------------------
           8,000,001 - 10,000,000          20               10.7
--------------------------------------------------------------------------------
          10,000,001 - 12,000,000          14                9.1
--------------------------------------------------------------------------------
          12,000,001 - 14,000,000           9                6.7
--------------------------------------------------------------------------------
          14,000,001 - 16,000,000           7                5.9
--------------------------------------------------------------------------------
          16,000,001 - 18,000,000           6                5.9
--------------------------------------------------------------------------------
          18,000,001 - 20,000,000           8                8.8
--------------------------------------------------------------------------------
          20,000,001 - 22,000,000           1                1.2
--------------------------------------------------------------------------------
          22,000,001 - 24,000,000           1                1.3
--------------------------------------------------------------------------------
          32,000,001 - 34,000.000           1                1.9
--------------------------------------------------------------------------------
          40,000,001 - 42,000,000           1                2.4
--------------------------------------------------------------------------------
          62,000,001 - 62,467,513           1                3.6
================================================================================

             Minimum Balance:            $613,738
             Maximum Balance:           $62,467,513
             Average Balance:            $6,671,111

                            GROSS RATE DISTRIBUTION
                 ==============================================
                      Gross Rate               % of Initial
                          (%)                  Pool Balance
                 ----------------------------------------------
                    6.750 - 6.999%                  3.9
                 ----------------------------------------------
                    7.000 - 7.249%                 13.4
                 ----------------------------------------------
                    7.250 - 7.499%                 29.5
                 ----------------------------------------------
                    7.500 - 7.749%                 27.9
                 ----------------------------------------------
                    7.750 - 7.999%                  7.7
                 ----------------------------------------------
                    8.000 - 8.249%                  9.4
                 ----------------------------------------------
                    8.250 - 8.499%                  2.8
                 ----------------------------------------------
                     8.500- 8.749%                  2.2
                 ----------------------------------------------
                    8.750 - 8.999%                  1.9
                 ----------------------------------------------
                    9.000 - 9.170%                  1.3
                 ==============================================

                     Minimum WAC:                 6.970%
                     Maximum WAC.                 9.170%
                  Weighted Avg. WAC:              7.603%

                          REMAINING TERMS TO MATURITY*

                 ==============================================
                                               % of Initial
                      Months                   Pool Balance
                 ----------------------------------------------
                      49 - 60                       4.4
                 ----------------------------------------------
                      73 - 84                      12.7
                 ----------------------------------------------
                     109 - 120                     59.6
                 ----------------------------------------------
                     133 - 144                      1.1
                 ----------------------------------------------
                     145 - 156                      1.1
                 ----------------------------------------------
                     169 - 180                     11.9
                 ----------------------------------------------
                     217 - 228                      0.1
                 ----------------------------------------------
                     229 - 240                      5.7
                 ----------------------------------------------
                     265 - 276                      0.2
                 ----------------------------------------------
                     289 - 300                      2.5
                 ----------------------------------------------
                     349 - 360                      0.7
                 ==============================================

                  Minimum Remaining
                   Term to Maturity:              58 months
                  Maximum Remaining
                   Term to Maturity:             360 months
                   Weighted Average
              Remaining Term to Maturity:        131 months

                          REMAINING AMORTIZATION TERM

                 ==============================================
                                               % of Initial
                       Months                  Pool Balance
                 ----------------------------------------------
                     181 - 192                      0.1
                 ----------------------------------------------
                     217 - 228                      0.1
                 ----------------------------------------------
                     229 - 240                      6.4
                 ----------------------------------------------
                     265 - 276                      0.5
                 ----------------------------------------------
                     277 - 288                      0.2
                 ----------------------------------------------
                     289 - 300                     17.0
                 ----------------------------------------------
                     313 - 324                      0.1
                 ----------------------------------------------
                     325 - 336                      0.3
                 ----------------------------------------------
                     349 - 360                     75.2
                 ==============================================

                  Minimum Remaining
                 Amortization Term:              189 months
                  Maximum Remaining
                 Amortization Term:              360 months
                   Weighted Average
                 Amortization Term:              338 months

*  Assumes ARD Loans mature and pay off on their anticipated repayment date.

COLLATERAL OVERVIEW (as of the cut-off date - February 1, 1998):

                          DEBT SERVICE COVERAGE RATIOS

                 ==============================================
                                                 % of Initial
                        DSCR Ranges (x)          Pool Balance
                 ----------------------------------------------
                         1.19 - 1.24                 14.7
                 ----------------------------------------------
                         1.25 - 1.29                 24.7
                 ----------------------------------------------
                         1.30 - 1.34                 19.7
                 ----------------------------------------------
                         1.35 - 1.39                 17.0
                 ----------------------------------------------
                         1.40 - 1.44                  6.8
                 ----------------------------------------------
                         1.45 - 1.49                  8.1
                 ----------------------------------------------
                         1.50 - 1.54                  1.5
                 ----------------------------------------------
                         1.55 - 1.59                  2.7
                 ----------------------------------------------
                         1.60 - 1.64                  1.2
                 ----------------------------------------------
                         1.65 - 1.69                  1.0
                 ----------------------------------------------
                         1.70 - 1.74                  0.8
                 ----------------------------------------------
                         1.80 - 1.84                  1.3
                 ----------------------------------------------
                         1.90 - 1.94                  0.2
                 ----------------------------------------------
                         2.05 - 2.14                  0.6
                 ==============================================

                        Minimum DSCR:                1.19x
                        Maximum DSCR:                2.13x
                    Weighted Average DSCR:           1.35x

                              LOAN TO VALUE % (LTV)

                 ==============================================
                                                  % of Initial
                         LTV Ranges               Pool Balance
                 ----------------------------------------------
                        25.01 - 30.00                  0.2
                 ----------------------------------------------
                        45.01 - 50.00                  0.6
                 ----------------------------------------------
                        50.01 - 55.00                  2.3
                 ----------------------------------------------
                        55.01 - 60.00                  2.8
                 ----------------------------------------------
                        60.01 - 65.00                  3.0
                 ----------------------------------------------
                        65.01 - 70.00                 11.7
                 ----------------------------------------------
                        70.01 - 75.00                 43.4
                 ----------------------------------------------
                        75.01 - 80.00                 36.1
                 ==============================================s

                        Minimum LTV:                  28.0%
                        Maximum LTV:                  80.0%
                    Weighted Average LTV:             73.0%

                               STATE DISTRIBUTION

                 ==============================================
                                                  % of Initial
                            State                 Pool Balance
                 ----------------------------------------------
                           Florida                     9.7
                 ----------------------------------------------
                            Texas                      9.6
                 ----------------------------------------------
                          New York                     8.7
                 ----------------------------------------------
                         California                    8.2
                 ----------------------------------------------
                          Maryland                     5.9
                 ----------------------------------------------
                        Pennsylvania                   5.9
                 ----------------------------------------------
                           Nevada                      4.1
                 ----------------------------------------------
                            Ohio                       4.0
                 ----------------------------------------------
                         Connecticut                   3.7
                 ----------------------------------------------
                           Arizona                     3.6
                 ----------------------------------------------
                           Other*                     36.8
                 ==============================================

                             * No other state greater than 3.5%.

                          Weighted Average Life, First Principal Payment Date, Last Principal Payment Date,
                             Pre-Tax Yield to Maturity and Modified Duration of Class A1 Certificates

                             0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
                          ---------------------------------------------------------------------------------
Price (32nds)          0% CPR                 10% CPR                20% CPR               30% CPR               50% CPR
-------------          ---------------        ---------------        ---------------       ---------------       ----------------
                         CBE  Modified          CBE  Modified          CBE  Modified         CBE  Modified         CBE   Modified
                       Yield  Duration        Yield  Duration        Yield  Duration       Yield  Duration        Yield  Duration
                        (%)    (yrs.)          (%)    (yrs.)           (%)    (yrs.)         (%)   (yrs.)           (%)   (yrs.)
     100.04            6.299%   3.67          6.299%  3.66           6.299%   3.66         6.299%   3.65           6.298%  3.64
     100.06            6.282%   3.67          6.282%  3.66           6.282%   3.66         6.282%   3.65           6.281%  3.65
     100.08            6.265%   3.67          6.265%  3.66           6.265%   3.66         6.265%   3.65           6.264%  3.65
     100.10            6.248%   3.67          6.248%  3.66           6.248%   3.66         6.248%   3.66           6.247%  3.65
     100.12            6.231%   3.67          6.231%  3.66           6.231%   3.66         6.231%   3.66           6.230%  3.65
     100.14            6.215%   3.67          6.214%  3.67           6.214%   3.66         6.214%   3.66           6.213%  3.65
     100.16            6.198%   3.67          6.197%  3.67           6.197%   3.66         6.197%   3.66           6.197%  3.65
     100.18            6.181%   3.67          6.181%  3.67           6.180%   3.66         6.180%   3.66           6.180%  3.65
     100.20            6.164%   3.67          6.164%  3.67           6.164%   3.66         6.163%   3.66           6.163%  3.65
     100.22            6.147%   3.67          6.147%  3.67           6.147%   3.67         6.146%   3.66           6.146%  3.65
     100.24            6.131%   3.67          6.130%  3.67           6.130%   3.67         6.130%   3.66           6.129%  3.65
     100.26            6.114%   3.67          6.113%  3.67           6.113%   3.67         6.113%   3.66           6.112%  3.65
     100.28            6.097%   3.68          6.097%  3.67           6.096%   3.67         6.096%   3.66           6.095%  3.66

Weighted  Average
  Life (yrs.)          4.42                   4.42                   4.41                  4.40                    4.39

First Principal
Payment Date          18-Mar-98              18-Mar-98              18-Mar-98             18-Mar-98               18-Mar-98

Last Principal
Payment Date          18-Nov-04              18-Oct-04              18-Oct-04             18-Oct-04               18-Sep-04

                         Weighted Average Life, First Principal Payment Date, Last Principal Payment Date,
                            Pre-Tax Yield to Maturity and Modified Duration of Class A2 Certificates

                            0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
                         ----------------------------------------------------------------------------------
Price (32nds)          0% CPR                 10% CPR                20% CPR               30% CPR               50% CPR
-------------          ---------------        ---------------        ---------------       ---------------       ----------------
                         CBE  Modified          CBE  Modified          CBE  Modified         CBE  Modified         CBE   Modified
                       Yield  Duration        Yield  Duration        Yield  Duration       Yield  Duration        Yield  Duration
                        (%)    (yrs.)          (%)    (yrs.)           (%)    (yrs.)         (%)   (yrs.)           (%)   (yrs.)
     100.04            6.414%   5.90          6.414%  5.89           6.414%   5.89         6.414%   5.88           6.413%  5.86
     100.06            6.403%   5.90          6.403%  5.89           6.403%   5.89         6.403%   5.88           6.403%  5.86
     100.08            6.393%   5.90          6.393%  5.89           6.393%   5.89         6.393%   5.88           6.392%  5.86
     100.10            6.382%   5.90          6.382%  5.89           6.382%   5.89         6.382%   5.88           6.382%  5.87
     100.12            6.372%   5.90          6.372%  5.90           6.372%   5.89         6.372%   5.88           6.371%  5.87
     100.14            6.361%   5.90          6.361%  5.90           6.361%   5.89         6.361%   5.88           6.361%  5.87
     100.16            6.351%   5.90          6.351%  5.90           6.351%   5.89         6.351%   5.88           6.350%  5.87
     100.18            6.341%   5.90          6.340%  5.90           6.340%   5.89         6.340%   5.88           6.340%  5.87
     100.20            6.330%   5.91          6.330%  5.90           6.330%   5.89         6.330%   5.89           6.329%  5.87
     100.22            6.320%   5.91          6.319%  5.90           6.319%   5.89         6.319%   5.89           6.319%  5.87
     100.24            6.309%   5.91          6.309%  5.90           6.309%   5.89         6.309%   5.89           6.308%  5.87
     100.26            6.299%   5.91          6.299%  5.90           6.298%   5.90         6.298%   5.89           6.298%  5.87
     100.28            6.288%   5.91          6.288%  5.90           6.288%   5.90         6.288%   5.89           6.287%  5.87

Weighted  Average
  Life (yrs.)          7.75                   7.74                   7.73                  7.72                    7.69

First Principal
Payment Date          18-Nov-04              18-Oct-04              18-Oct-04             18-Oct-04               18-Sep-04

Last Principal
Payment Date          18-Aug-07              18-Jul-07              18-Jul-07             18-Jul-07               18-Jun-07

                          Weighted Average Life, First Principal Payment Date, Last Principal Payment Date,
                             Pre-Tax Yield to Maturity and Modified Duration of Class A3 Certificates

                             0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
                          ---------------------------------------------------------------------------------
Price (32nds)          0% CPR                 10% CPR                20% CPR               30% CPR               50% CPR
-------------          ---------------        ---------------        ---------------       ---------------       ----------------
                         CBE  Modified          CBE  Modified          CBE  Modified         CBE  Modified         CBE   Modified
                       Yield  Duration        Yield  Duration        Yield  Duration       Yield  Duration        Yield  Duration
                        (%)    (yrs.)          (%)    (yrs.)           (%)    (yrs.)         (%)   (yrs.)           (%)   (yrs.)
      99.24            6.560%   6.97          6.560%  6.96           6.560%   6.96         6.560%   6.95           6.560%  6.94
      99.28            6.542%   6.97          6.542%  6.97           6.542%   6.96         6.542%   6.95           6.542%  6.94
     100.00            6.524%   6.97          6.524%  6.97           6.524%   6.96         6.524%   6.96           6.524%  6.94
     100.04            6.507%   6.98          6.507%  6.97           6.507%   6.97         6.506%   6.96           6.506%  6.94
     100.08            6.489%   6.98          6.489%  6.97           6.489%   6.97         6.489%   6.96           6.489%  6.94
     100.12            6.471%   6.98          6.471%  6.98           6.471%   6.97         6.471%   6.96           6.471%  6.95
     100.16            6.453%   6.98          6.453%  6.98           6.453%   6.97         6.453%   6.97           6.453%  6.95
     100.20            6.436%   6.99          6.436%  6.98           6.436%   6.97         6.435%   6.97           6.435%  6.95
     100.24            6.418%   6.99          6.418%  6.98           6.418%   6.98         6.418%   6.97           6.417%  6.95
     100.28            6.401%   6.99          6.400%  6.99           6.400%   6.98         6.400%   6.97           6.400%  6.96
     101.00            6.383%   6.99          6.383%  6.99           6.383%   6.98         6.382%   6.98           6.382%  6.96
     101.04            6.365%   7.00          6.365%  6.99           6.365%   6.98         6.365%   6.98           6.364%  6.96
     101.08            6.348%   7.00          6.348%  6.99           6.348%   6.99         6.347%   6.98           6.347%  6.96

Weighted  Average
  Life (yrs.)          9.70                   9.69                   9.68                  9.67                    9.64

First Principal
Payment Date          18-Aug-07              18-Jul-07              18-Jul-07             18-Jul-07               18-Jun-07

Last Principal
Payment Date          18-Jan-08              18-Jan-08              18-Jan-08             18-Jan-08               18-Jan-08

                          Weighted Average Life, First Principal Payment Date, Last Principal Payment Date,
                             Pre-Tax Yield to Maturity and Modified Duration of Class B Certificates

                             0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
                          ---------------------------------------------------------------------------------
Price (32nds)          0% CPR                 10% CPR                20% CPR               30% CPR               50% CPR
-------------          ---------------        ---------------        ---------------       ---------------       ----------------
                         CBE  Modified          CBE  Modified          CBE  Modified         CBE  Modified         CBE   Modified
                       Yield  Duration        Yield  Duration        Yield  Duration       Yield  Duration        Yield  Duration
                        (%)    (yrs.)          (%)    (yrs.)           (%)    (yrs.)         (%)   (yrs.)           (%)   (yrs.)
      99.24            6.672%   7.01          6.672%  7.01           6.672%   7.01         6.672%   7.01           6.672%  7.01
      99.28            6.655%   7.01          6.655%  7.01           6.655%   7.01         6.655%   7.01           6.655%  7.01
     100.00            6.637%   7.01          6.637%  7.01           6.637%   7.01         6.637%   7.01           6.637%  7.01
     100.04            6.619%   7.02          6.619%  7.02           6.619%   7.02         6.619%   7.02           6.619%  7.02
     100.08            6.602%   7.02          6.602%  7.02           6.602%   7.02         6.602%   7.02           6.602%  7.02
     100.12            6.584%   7.02          6.584%  7.02           6.584%   7.02         6.584%   7.02           6.584%  7.02
     100.16            6.566%   7.02          6.566%  7.02           6.566%   7.02         6.566%   7.02           6.566%  7.02
     100.20            6.549%   7.03          6.549%  7.03           6.549%   7.03         6.549%   7.03           6.549%  7.03
     100.24            6.531%   7.03          6.531%  7.03           6.531%   7.03         6.531%   7.03           6.531%  7.03
     100.28            6.514%   7.03          6.514%  7.03           6.514%   7.03         6.514%   7.03           6.514%  7.03
     101.00            6.496%   7.03          6.496%  7.03           6.496%   7.03         6.496%   7.03           6.496%  7.03
     101.04            6.479%   7.04          6.479%  7.04           6.479%   7.04         6.479%   7.04           6.479%  7.04
     101.08            6.461%   7.04          6.461%  7.04           6.461%   7.04         6.461%   7.04           6.461%  7.04

Weighted  Average
  Life (yrs.)          9.85                   9.85                   9.85                  9.85                    9.85

First Principal
Payment Date          18-Jan-08              18-Jan-08              18-Jan-08             18-Jan-08               18-Jan-08

Last Principal
Payment Date          18-Jan-08              18-Jan-08              18-Jan-08             18-Jan-08               18-Jan-08

                          Weighted Average Life, First Principal Payment Date, Last Principal Payment Date,
                             Pre-Tax Yield to Maturity and Modified Duration of Class C Certificates

                             0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
                          ---------------------------------------------------------------------------------
Price (32nds)          0% CPR                 10% CPR                20% CPR               30% CPR               50% CPR
-------------          ---------------        ---------------        ---------------       ---------------       ----------------
                         CBE  Modified          CBE  Modified          CBE  Modified         CBE  Modified         CBE   Modified
                       Yield  Duration        Yield  Duration        Yield  Duration       Yield  Duration        Yield  Duration
                        (%)    (yrs.)          (%)    (yrs.)           (%)    (yrs.)         (%)   (yrs.)           (%)   (yrs.)
      99.16            6.800%   6.98          6.800%  6.98           6.800%   6.98         6.800%   6.98           6.800%  6.98
      99.20            6.782%   6.98          6.782%  6.98           6.782%   6.98         6.782%   6.98           6.782%  6.98
      99.24            6.764%   6.98          6.764%  6.98           6.764%   6.98         6.764%   6.98           6.764%  6.98
      99.28            6.746%   6.98          6.746%  6.98           6.746%   6.98         6.746%   6.98           6.746%  6.98
     100.00            6.729%   6.99          6.729%  6.99           6.729%   6.99         6.729%   6.99           6.729%  6.99
     100.04            6.711%   6.99          6.711%  6.99           6.711%   6.99         6.711%   6.99           6.711%  6.99
     100.08            6.693%   6.99          6.693%  6.99           6.693%   6.99         6.693%   6.99           6.693%  6.99
     100.12            6.676%   6.99          6.676%  6.99           6.676%   6.99         6.676%   6.99           6.676%  6.99
     100.16            6.658%   7.00          6.658%  7.00           6.658%   7.00         6.658%   7.00           6.658%  7.00
     100.20            6.640%   7.00          6.640%  7.00           6.640%   7.00         6.640%   7.00           6.640%  7.00
     100.24            6.623%   7.00          6.623%  7.00           6.623%   7.00         6.623%   7.00           6.623%  7.00
     100.28            6.605%   7.00          6.605%  7.00           6.605%   7.00         6.605%   7.00           6.605%  7.00
     101.00            6.588%   7.01          6.588%  7.01           6.588%   7.01         6.588%   7.01           6.588%  7.01

Weighted  Average
  Life (yrs.)          9.86                   9.86                   9.86                  9.86                    9.86

First Principal
Payment Date          18-Jan-08              18-Jan-08              18-Jan-08             18-Jan-08               18-Jan-08

Last Principal
Payment Date          18-Feb-08              18-Feb-08              18-Feb-08             18-Feb-08               18-Feb-08

                         Weighted Average Life, First Principal Payment Date, Last Principal Payment Date,
                            Pre-Tax Yield to Maturity and Modified Duration of Class D Certificates

                            0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
                          ---------------------------------------------------------------------------------
Price (32nds)          0% CPR                 10% CPR                20% CPR               30% CPR               50% CPR
-------------          ---------------        ---------------        ---------------       ---------------       ----------------
                         CBE  Modified          CBE  Modified          CBE  Modified         CBE  Modified         CBE   Modified
                       Yield  Duration        Yield  Duration        Yield  Duration       Yield  Duration        Yield  Duration
                        (%)    (yrs.)          (%)    (yrs.)           (%)    (yrs.)         (%)   (yrs.)           (%)   (yrs.)
      98.16            7.233%   7.74          7.234%  7.73           7.234%   7.71         7.234%   7.70           7.235%  7.68
      98.24            7.201%   7.75          7.201%  7.73           7.201%   7.72         7.202%   7.71           7.202%  7.68
      99.00            7.168%   7.76          7.169%  7.74           7.169%   7.72         7.169%   7.71           7.169%  7.69
      99.08            7.136%   7.76          7.136%  7.75           7.136%   7.73         7.137%   7.72           7.137%  7.70
      99.16            7.104%   7.77          7.104%  7.75           7.104%   7.74         7.104%   7.72           7.104%  7.70
      99.24            7.072%   7.78          7.072%  7.76           7.072%   7.74         7.072%   7.73           7.072%  7.71
     100.00            7.040%   7.78          7.040%  7.77           7.040%   7.75         7.040%   7.74           7.040%  7.72
     100.08            7.008%   7.79          7.008%  7.77           7.008%   7.76         7.008%   7.74           7.008%  7.72
     100.16            6.977%   7.80          6.976%  7.78           6.976%   7.76         6.976%   7.75           6.976%  7.73
     100.24            6.945%   7.80          6.945%  7.78           6.944%   7.77         6.944%   7.76           6.944%  7.74
     101.00            6.913%   7.81          6.913%  7.79           6.913%   7.78         6.912%   7.76           6.912%  7.74
     101.08            6.882%   7.82          6.882%  7.80           6.881%   7.78         6.881%   7.77           6.880%  7.75
     101.16            6.851%   7.82          6.850%  7.80           6.850%   7.79         6.849%   7.78           6.849%  7.76

Weighted  Average
  Life (yrs.)         11.88                  11.84                  11.80                 11.77                   11.72

First Principal
Payment Date          18-Feb-08              18-Feb-08              18-Feb-08             18-Feb-08               18-Feb-08

Last Principal
Payment Date          18-Apr-12              18-Feb-12              18-Jan-12             18-Dec-11               18-Oct-11

                         Weighted Average Life, First Principal Payment Date, Last Principal Payment Date,
                            Pre-Tax Yield to Maturity and Modified Duration of Class E Certificates

                            0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
                         ----------------------------------------------------------------------------------
Price (32nds)          0% CPR                 10% CPR                20% CPR               30% CPR               50% CPR
-------------          ---------------        ---------------        ---------------       ---------------       ----------------
                         CBE  Modified          CBE  Modified          CBE  Modified         CBE  Modified         CBE   Modified
                       Yield  Duration        Yield  Duration        Yield  Duration       Yield  Duration        Yield  Duration
                        (%)    (yrs.)          (%)    (yrs.)           (%)    (yrs.)         (%)   (yrs.)           (%)   (yrs.)
      95.00            7.650%   8.63          7.651%  8.60           7.653%   8.58         7.654%   8.56           7.656%  8.53
      95.08            7.619%   8.63          7.621%  8.61           7.622%   8.59         7.623%   8.57           7.625%  8.54
      95.16            7.589%   8.64          7.591%  8.62           7.592%   8.60         7.593%   8.58           7.595%  8.55
      95.24            7.559%   8.65          7.561%  8.63           7.562%   8.61         7.563%   8.59           7.564%  8.56
      96.00            7.529%   8.66          7.531%  8.64           7.532%   8.62         7.533%   8.60           7.534%  8.57
      96.08            7.500%   8.67          7.501%  8.65           7.502%   8.62         7.503%   8.61           7.504%  8.58
      96.16            7.470%   8.68          7.471%  8.66           7.472%   8.63         7.473%   8.61           7.474%  8.58
      96.24            7.440%   8.69          7.441%  8.66           7.442%   8.64         7.443%   8.62           7.444%  8.59
      97.00            7.411%   8.70          7.412%  8.67           7.413%   8.65         7.413%   8.63           7.414%  8.60
      97.08            7.382%   8.70          7.382%  8.68           7.383%   8.66         7.384%   8.64           7.385%  8.61
      97.16            7.352%   8.71          7.353%  8.69           7.354%   8.67         7.354%   8.65           7.355%  8.62
      97.24            7.323%   8.72          7.324%  8.70           7.324%   8.68         7.325%   8.66           7.326%  8.63
      98.00            7.294%   8.73          7.295%  8.71           7.295%   8.68         7.296%   8.67           7.296%  8.64

Weighted  Average
  Life (yrs.)         14.48                  14.42                  14.35                 14.30                   14.21

First Principal
Payment Date          18-Apr-12              18-Feb-12              18-Jan-12             18-Dec-11               18-Oct-11

Last Principal
Payment Date          18-Nov-12              18-Nov-12              18-Nov-12             18-Oct-12               18-Sep-12

                         Weighted Average Life, First Principal Payment Date, Last Principal Payment Date,
                                     and Pre-Tax Yield to Maturity  of Class IO Certificates

                            0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
                         ----------------------------------------------------------------------------------
Price (32nds)          0% CPR                 10% CPR                20% CPR               30% CPR               50% CPR
-------------          ---------------        ---------------        ---------------       ---------------       ----------------
                         CBE  Modified          CBE  Modified          CBE  Modified         CBE  Modified         CBE   Modified
                       Yield  Duration        Yield  Duration        Yield  Duration       Yield  Duration        Yield  Duration
                        (%)    (yrs.)          (%)    (yrs.)           (%)    (yrs.)         (%)   (yrs.)           (%)   (yrs.)
       6.12           10.155%                10.127%                10.103%               10.080%                 10.034%
       6.14            9.916%                 9.887%                 9.863%                9.840%                  9.793%
       6.16            9.681%                 9.652%                 9.627%                9.604%                  9.557%
       6.18            9.450%                 9.420%                 9.395%                9.372%                  9.324%
       6.20            9.222%                 9.192%                 9.166%                9.143%                  9.095%
       6.22            8.998%                 8.967%                 8.942%                8.918%                  8.870%
       6.24            8.777%                 8.746%                 8.720%                8.696%                  8.648%
       6.26            8.560%                 8.528%                 8.502%                8.478%                  8.429%
       6.28            8.346%                 8.314%                 8.287%                8.263%                  8.214%
       6.30            8.135%                 8.103%                 8.076%                8.052%                  8.002%
       7.00            7.928%                 7.895%                 7.868%                7.843%                  7.793%
       7.02            7.724%                 7.690%                 7.663%                7.638%                  7.588%
       7.04            7.522%                 7.488%                 7.460%                7.435%                  7.385%

Weighted  Average
  Life (yrs.)          9.62                   9.59                   9.57                  9.55                    9.52

First Principal
Payment Date          18-Mar-98              18-Mar-98              18-Mar-98             18-Mar-98               18-Mar-98

Last Principal
Payment Date          18-Feb-28              18-Feb-28              18-Feb-28             18-Feb-28               18-Feb-28

(1) "LB98C1.XLS" is a Microsoft Excel*, Version 5.0 spreadsheet that provides in electronic format certain loan-level information shown in Annex A, as well as certain Mortgage Loan and Mortgaged Property information shown in the Prospectus Supplement. This spreadsheet can be put on a user-specified hard drive or network drive. Open this file as you would normally open any spreadsheet in Microsoft Excel. After the file is opened, a securities law legend will be displayed. READ THE LEGEND CAREFULLY. To view the Annex A data, see the worksheet labeled "Annex A".

(2) "CSSA.XLS" is a Microsoft Excel, Version 5.0 spreadsheet that provides in electronic format certain loan- and property-level information. This spreadsheet can be put on a user-specified hard drive or network drive. The information contained in this file is the CSSA format. As described under "Description of the Certificates--Reports to Certificateholders; Available Information" in the Prospectus Supplement, each month the Trustee will make available through its bulletin board systems an electronic file in the CSSA format updating and supplementing the information contained in the "CSSA.XLS" file. Open this file as you would normally open any spreadsheet in Microsoft Excel. After the file is opened, a securities law legend will be displayed. READ THE LEGEND CAREFULLY. To view the CSSA loan-level data, see the worksheet labeled "CSSALOAN"; and to view the CSSA property-level data, see the worksheet labeled "CSSAPROP".

* Microsoft Excel is a registered trademark of Microsoft Corporation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR THE UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH THEY RELATE OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION WHERE SUCH AN OFFER WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THEIR RESPECTIVE DATES.
                           --------------------------

                               TABLE OF CONTENTS

                                PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------------
                                                                                 PAGE
                                                                            ---------
SUMMARY OF PROSPECTUS SUPPLEMENT..........................................        S-6
RISK FACTORS..............................................................       S-29
DESCRIPTION OF THE MORTGAGE POOL..........................................       S-38
SERVICING OF THE MORTGAGE LOANS...........................................       S-61
DESCRIPTION OF THE CERTIFICATES...........................................       S-79
YIELD AND MATURITY CONSIDERATIONS.........................................      S-102
USE OF PROCEEDS...........................................................      S-111
CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................      S-111
ERISA CONSIDERATIONS......................................................      S-114
LEGAL INVESTMENT..........................................................      S-117
METHOD OF DISTRIBUTION....................................................      S-118
LEGAL MATTERS.............................................................      S-119
RATINGS...................................................................      S-119
INDEX OF PRINCIPAL DEFINITIONS............................................      S-120
ANNEX A - CERTAIN CHARACTERISTICS OF MORTGAGE LOANS.......................        A-1
ANNEX B - TERM SHEET......................................................        B-1
ANNEX C - FORM OF DISTRIBUTION DATE STATEMENT.............................        C-1
ANNEX D - FORM OF DELINQUENT LOAN STATUS REPORT...........................        D-1
ANNEX E - FORM OF HISTORICAL LOAN MODIFICATION REPORT.....................        E-1
ANNEX F - FORM OF HISTORICAL LOSS ESTIMATE REPORT.........................        F-1
ANNEX G - FORM OF REO STATUS REPORT.......................................        G-1
ANNEX H - FORM OF WATCH LIST REPORT.......................................        H-1
ANNEX I - FORM OF OPERATING STATEMENT ANALYSIS............................        I-1
ANNEX J - FORM OF NOI ADJUSTMENT WORKSHEET................................        J-1
ANNEX K - FORM OF COMPARATIVE FINANCIAL STATUS REPORT.....................        K-1

                                     PROSPECTUS
-------------------------------------------------------------------------------------
PROSPECTUS SUPPLEMENT.....................................................          5
ADDITIONAL INFORMATION....................................................          5
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........................          6
SUMMARY OF TERMS..........................................................          7
RISK FACTORS..............................................................         25
DESCRIPTION OF THE SECURITIES.............................................         31
YIELD AND PREPAYMENT CONSIDERATIONS.......................................         40
SECURITY FOR THE BONDS AND CERTIFICATES...................................         43
SERVICING OF MORTGAGE LOANS...............................................         52
ENHANCEMENT...............................................................         56
DESCRIPTION OF INSURANCE ON THE MORTGAGE LOANS............................         59
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS...................................         60
THE INDENTURE.............................................................         74
THE TRUST AGREEMENT.......................................................         79
THE ISSUER................................................................         86
USE OF PROCEEDS...........................................................         87
LIMITATIONS ON ISSUANCE OF BEARER SECURITIES..............................         87
FEDERAL INCOME TAX CONSIDERATIONS.........................................         88
STATE AND LOCAL TAX CONSIDERATIONS........................................        104
ERISA CONSIDERATIONS......................................................        104
LEGAL INVESTMENT..........................................................        107
PLAN OF DISTRIBUTION......................................................        109
LEGAL MATTERS.............................................................        110
GLOSSARY..................................................................        111

                                 $1,516,147,000
                                 (APPROXIMATE)

                          LB COMMERCIAL MORTGAGE TRUST
                              COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATES
                                 SERIES 1998-C1

                             ---------------------

                             PROSPECTUS SUPPLEMENT
                                 MARCH 9, 1998

                            ------------------------

                                LEHMAN BROTHERS

                              FIRST UNION CAPITAL
                                 MARKETS CORP.

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